                                                    Registration Nos. 333-43264
                                                                      811-08561

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    As filed With the Securities and Exchange Commission on April 30, 2018

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-6
                             REGISTRATION STATEMENT
                                     UNDER
                         THE SECURITIES ACT OF 1933                        [X]
                      Pre-effective Amendment No. [  ]
                      Post-Effective Amendment No. [27]
                                    and/or
                            REGISTRATION STATEMENT
                                     UNDER
                    THE INVESTMENT COMPANY ACT OF 1940                     [X]
                              Amendment No. [183]

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         AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               -----------------

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (800) 871-2000
              (Depositor's Telephone Number, Including Area Code)

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                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                        175 Water Street, 18/th/ Floor
                           New York, New York 10038

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                              Manda Ghaferi, Esq.
                    American General Life Insurance Company
                              21650 Oxnard Street
                       Woodland Hills, California 91367
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

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Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

     [_] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2018 pursuant to paragraph (b)
     [_] 60 days after filing pursuant to paragraph (a)(1)
     [_] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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PLATINUM INVESTOR(R) III
FLEXIBLE PREMIUM VARIABLE
UNIVERSAL LIFE INSURANCE POLICIES
(the "Policies") issued by
American General Life Insurance Company
("AGL") through its Separate Account VL-R

                           This Prospectus is dated

                                  May 1, 2018

This prospectus describes Platinum Investor III flexible premium variable universal life insurance Policies issued by AGL. Platinum Investor III Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. During the lifetime of the insured person you may designate or change the beneficiary to whom Platinum Investor III pays the death benefit upon the insured person's death. You choose one of three death benefit options. We guarantee a death benefit if the monthly guarantee premium is paid and your Policy has not lapsed. AGL no longer sells Platinum
Investor III Policies.

For information on how to contact AGL, please see "Contact Information" page 5.

The Index of Special Words and Phrases on page 62 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The AGL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use AGL's Separate Account VL-R ("Separate Account") to invest in the Platinum Investor III variable investment options. Currently, the Platinum Investor III variable investment options each purchase shares of a corresponding Fund of:

    . AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

    .  The Alger Portfolios ("Alger")

    .  American Century(R) Variable Portfolios, Inc. ("American Century(R) VP")

    .  Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

    . Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton VIP")

    .  Janus Aspen Series ("Janus Aspen")

    .  JPMorgan Insurance Trust ("JPMorgan IT")

    .  MFS(R) Variable Insurance Trust ("MFS(R) VIT")

    .  Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

    .  Oppenheimer Variable Account Funds ("Oppenheimer")

    .  PIMCO Variable Insurance Trust ("PIMCO")

    .  Pioneer Variable Contracts Trust ("Amundi Pioneer")

    .  Putnam Variable Trust ("Putnam VT")

    .  SunAmerica Series Trust ("SunAmerica ST")

    .  VALIC Company I ("VALIC Co. I")

    .  Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 20 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

There is no guaranteed cash surrender value for amounts allocated to the variable investment options.

If the cash surrender value (the cash value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable universal life insurance Policy. You may wish to consult with your insurance representative or financial advisor.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, the Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                               TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY...........................................................  6
POLICY BENEFITS.........................................................................  6
   Your Specified Amount................................................................  6
   Death Benefit........................................................................  6
       Death Benefit Proceeds...........................................................  6
       Death Benefit Option 1, Option 2 and Option 3....................................  6
          Death Benefit Option 1........................................................  7
          Death Benefit Option 2........................................................  7
          Death Benefit Option 3........................................................  7
   Full Surrenders, Partial Surrenders, Transfers, and Policy Loans.....................  7
       Full Surrenders..................................................................  7
       Partial Surrenders...............................................................  7
       Transfers........................................................................  7
       Policy Loans.....................................................................  7
   Premiums.............................................................................  7
       Flexibility of Premiums..........................................................  7
       Free Look........................................................................  8
   The Policy...........................................................................  8
       Ownership Rights.................................................................  8
       Separate Account.................................................................  8
       Fixed Account....................................................................  8
       Accumulation Value...............................................................  8
       Payment Options..................................................................  8
       Tax Benefits.....................................................................  8
   Supplemental Benefits and Riders.....................................................  8
POLICY RISKS............................................................................  9
   Investment Risk......................................................................  9
   Risk of Lapse........................................................................  9
   Tax Risks............................................................................  9
   Partial Surrender and Full Surrender Risks........................................... 10
   Policy Loan Risks.................................................................... 10
PORTFOLIO RISKS......................................................................... 10
TABLES OF CHARGES....................................................................... 11
GENERAL INFORMATION..................................................................... 17
   American General Life Insurance Company.............................................. 17
   Separate Account VL-R................................................................ 17
   Guarantee of Insurance Obligations................................................... 18
   Additional Information............................................................... 18
   Communication with AGL............................................................... 18
       Administrative Center............................................................ 18
       eDelivery, eService, telephone transactions and written transactions............. 18
          eDelivery..................................................................... 18
          eService...................................................................... 19
          eService transactions, telephone transactions and written transactions........ 19
       One-time premium payments using eService......................................... 19
       Telephone transactions........................................................... 20
       General.......................................................................... 20
   Variable Investment Options.......................................................... 20
   Voting Privileges.................................................................... 24
   Fixed Account........................................................................ 25
       Our general account.............................................................. 25
       How we declare interest.......................................................... 25
   Illustrations........................................................................ 26

POLICY FEATURES.................................................................... 26
   Age............................................................................. 26
   Death Benefits.................................................................. 26
       Your specified amount of insurance.......................................... 26
       Your death benefit.......................................................... 27
       Required minimum death benefit.............................................. 27
       Base coverage and supplemental coverage..................................... 29
   Premium Payments................................................................ 30
       Premium payments............................................................ 30
       Premium payments and transaction requests in good order..................... 30
       Limits on premium payments.................................................. 30
       Checks...................................................................... 31
       Planned periodic premiums................................................... 31
       Monthly guarantee premiums.................................................. 31
       Free look period............................................................ 32
   Changing Your Investment Option Allocations..................................... 33
       Future premium payments..................................................... 33
       Transfers of existing accumulation value.................................... 33
          Charges.................................................................. 33
          Restrictions on transfers from variable investment options............... 33
          Restrictions on transfers from the Fixed Account......................... 33
       Dollar cost averaging....................................................... 33
       Automatic rebalancing....................................................... 34
       Market timing............................................................... 34
       Restrictions initiated by the Funds and information sharing obligations..... 35
   Changing the Specified Amount of Insurance...................................... 35
       Increase in coverage........................................................ 35
       Decrease in coverage........................................................ 36
   Changing Death Benefit Options.................................................. 36
       Change of death benefit option.............................................. 36
       Tax consequences of changes in insurance coverage........................... 37
       Effect of changes in insurance coverage on guarantee period................. 37
   Effective Date of Policy and Related Transactions............................... 37
       Valuation dates, times, and periods......................................... 37
       Fund pricing................................................................ 38
       Date of receipt............................................................. 38
       Commencement of insurance coverage.......................................... 38
       Date of issue; Policy months and years...................................... 38
       Monthly deduction days...................................................... 38
       Commencement of investment performance...................................... 38
       Effective date of other premium payments and requests that you make......... 38
   Reports to Policy Owners........................................................ 39
ADDITIONAL BENEFIT RIDERS.......................................................... 39
   Riders.......................................................................... 39
       Accidental Death Benefit Rider.............................................. 39
       Children's Term Insurance Rider............................................. 40
       Maturity Extension Rider.................................................... 40
       Spouse Term Rider........................................................... 41
       Terminal Illness Rider...................................................... 41
       Waiver of Monthly Deduction Rider........................................... 41
   Tax Consequences of Additional Rider Benefits................................... 42
POLICY TRANSACTIONS................................................................ 42
   eDelivery, eService, Telephone Transactions and Written Transactions............ 42
   Withdrawing Policy Investments.................................................. 42
       Full surrender.............................................................. 42
       Partial surrender........................................................... 42

       Exchange of Policy in certain states......................................... 43
       Policy loans................................................................. 43
       Preferred loan interest rate................................................. 43
       Maturity of your Policy...................................................... 44
       Tax considerations........................................................... 44
POLICY PAYMENTS..................................................................... 44
   Payment Options.................................................................. 44
       Change of payment option..................................................... 45
       Tax impact................................................................... 45
   The Beneficiary.................................................................. 45
   Assignment of a Policy........................................................... 45
   Payment of Proceeds.............................................................. 45
       General...................................................................... 45
       Delay of Fixed Account proceeds.............................................. 46
       Delay of Separate Account VL-R proceeds...................................... 46
       Delay to challenge coverage.................................................. 46
       Delay required under applicable law.......................................... 46
ADDITIONAL RIGHTS THAT WE HAVE...................................................... 47
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS...................... 47
       Underwriting and premium classes............................................. 47
       Policies purchased through "internal rollovers".............................. 48
       State law requirements....................................................... 48
       Expenses or risks............................................................ 48
       Underlying investments....................................................... 48
CHARGES UNDER THE POLICY............................................................ 48
       Statutory premium tax charge................................................. 48
       Premium expense charge....................................................... 48
       Daily charge (mortality and expense risk fee)................................ 48
       Fees and expenses and money market investment options........................ 48
       Flat monthly charge.......................................................... 48
       Monthly charge per $1,000 of base coverage................................... 49
       Monthly insurance charge..................................................... 49
       Monthly charges for additional benefit riders................................ 50
       Surrender charge............................................................. 50
       Partial surrender processing fee............................................. 51
       Transfer fee................................................................. 51
       Illustrations................................................................ 51
       Policy loans................................................................. 51
       Charge for taxes............................................................. 51
       Allocation of charges........................................................ 51
   More About Policy Charges........................................................ 51
       Purpose of our charges....................................................... 51
       General...................................................................... 52
ACCUMULATION VALUE.................................................................. 52
       Your accumulation value...................................................... 52
       Your investment options...................................................... 52
POLICY LAPSE AND REINSTATEMENT...................................................... 52
FEDERAL TAX CONSIDERATIONS.......................................................... 53
   Tax Effects...................................................................... 53
       General...................................................................... 53
       Testing for modified endowment contract status............................... 54
       Other effects of Policy changes.............................................. 55
       Rider benefits............................................................... 55
       Taxation of pre-death distributions if your Policy is not a modified endowment contract......................................................... 55
       Taxation of pre-death distributions if your Policy is a modified endowment contract......................................................... 55
       Policy lapses and reinstatements............................................. 56

       Diversification and investor control..................................... 56
       Estate and generation skipping taxes..................................... 57
       Life insurance in split dollar arrangements.............................. 57
       Pension and profit-sharing plans......................................... 57
       Other employee benefit programs.......................................... 58
       ERISA.................................................................... 58
       Our taxes................................................................ 58
       When we withhold income taxes............................................ 58
       Other tax withholding.................................................... 59
       Tax changes.............................................................. 59
       Foreign Account Tax Compliance ("FATCA")................................. 59
BUSINESS DISRUPTION AND CYBER SECURITY RISKS.................................... 60
LEGAL PROCEEDINGS............................................................... 60
FINANCIAL STATEMENTS............................................................ 60
       Rule 12h-7 disclosure.................................................... 60
REGISTRATION STATEMENTS......................................................... 61
INDEX OF SPECIAL WORDS AND PHRASES.............................................. 62

                                              CONTACT INFORMATION
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Addresses and telephone numbers: Here is how you can contact us about the Platinum Investor III Policies.
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                ADMINISTRATIVE CENTER:                         HOME OFFICE:              PREMIUM PAYMENTS:
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(Express Delivery)                 (U.S. Mail)           2727-A Allen Parkway       (Express Delivery)
VUL Administration                 VUL Administration    Houston, Texas 77019-2191  American General Life
340 Seven Springs Way              P. O. Box 305600      1-713-831-3443             Insurance Company
MC430                              Nashville, Tennessee  1-800-340-2765             Payment Processing Center
Brentwood, Tennessee 37027-5098    37230-5600                                       8430 W. Bryn Mawr Avenue
1-713-831-3443, 1-800-340-2765                                                      3/rd/ Floor Lockbox 0993
(Hearing Impaired) 1-888-436-5256                                                   Chicago, IL 60631
Fax: 1-713-620-6653                                                                 (U.S. Mail)
(Except premium payments)                                                           Payment Processing Center
                                                                                    P.O. Box 0993
                                                                                    Carol Stream, IL 60132-0993

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

   AGL no longer sells Platinum Investor III Policies.

                                POLICY BENEFITS

   During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested,
(3) choose when and how much you invest, (4) choose whether your accumulation value or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

   You may currently allocate your accumulation value among up to 57 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

   Any Policy owner whose Policy was issued before May 1, 2006 may invest in 10 investment options that are not available to any other Policy owners. There are restrictions on the use of four additional investment options. See "Variable Investment Options" on page 20.

   Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited in the Fixed Account.

Your Specified Amount

   In your application to buy a Platinum Investor III Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. The Policy is available for specified amounts of $50,000 or more. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. You decide how much base coverage and supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 29.

Death Benefit

.. Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest) to the beneficiary when the insured person dies. We provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any applicable benefit riders for a specified period. This guarantee is not applicable if your Policy has lapsed.

.. Death Benefit Option 1, Option 2 and Option 3: Owners whose Policies were issued before June 1, 2002 could choose only death benefit Option 1 or death benefit Option 2. You can choose death benefit Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. You must choose one of the three Options when you apply for your Policy.

   . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

   . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

   . Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   Federal tax law may require us to increase the death benefit under any of the above death benefit Options. See "Required minimum death benefit" on page 27.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

.. Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

.. Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $50,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

.. Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

.. Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan to your next Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We credit interest monthly on loaned amounts; we guarantee an annual effective interest rate of 4.00%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

Premiums

.. Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws. You can select a premium payment plan to pay "planned periodic premiums" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

.. Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

The Policy

.. Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

.. Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

.. Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

.. Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

.. Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center shown under "Contact Information" on page 5. Also see "Payment Options" on page 44.

.. Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15/th/ Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

   You may be eligible to add additional rider benefits to your Policy. We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Code's definition of life insurance in effect from time to time. Not all riders are available in all states.

                                 POLICY RISKS

Investment Risk

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum accumulation value.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

   If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While the monthly guarantee premium provision is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide a death benefit depending on the death benefit option you chose.

Tax Risks

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax advisor about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 53. You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

   The surrender charge under the Policy applies for the first 10 Policy years (and for a maximum of the first 10 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. The surrender charge may be considerable. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. Under Death Benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to help meet long-term financial goals.

   A partial surrender or full surrender may have adverse tax consequences.

Policy Loan Risks

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your AGL representative or the Administrative Center shown under "Contact Information" on page 5.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   The first tables describe the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first 10 Policy years and the first 10 Policy years following an increase in the Policy's base coverage, (3) change a Policy's specified amount, or (4) transfer accumulation value between investment options.

                                                   Transaction Fees
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Charge                    When Charge is Deducted        Maximum Guaranteed Charge             Current Charge
------                  ----------------------------- -------------------------------- --------------------------------
Statutory Premium Tax   Upon receipt of each premium  3.5%/1/ of each premium payment  3.5%/1/ of each premium payment
Charge                  payment
Premium Expense Charge  Upon receipt of each premium  7.5% of the amount of each       5.0% of the amount of each
                        payment                       premium payment remaining        premium payment remaining
                                                      after deduction of the premium   after deduction of the premium
                                                      tax charge                       tax charge

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/1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes, which will increase the tax rate.

                                                       Transaction Fees
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                                                                          Maximum Guaranteed
Charge                                  When Charge is Deducted                Charge                     Current Charge
------                                 --------------------------- --------------------------------- -------------------------
Surrender Charge

   Maximum Charge/1/                   Upon a partial surrender    $48 per $1,000 of base            $48 per $1,000 of base
                                       or a full surrender of      coverage                          coverage
                                       your Policy/2/

   Minimum Charge/3/                   Upon a partial surrender    $1 per $1,000 of base             $1 per $1,000 of base
                                       or a full surrender of      coverage                          coverage
                                       your Policy/2/

   Example Charge - for the first      Upon a partial surrender    $18 per $1,000 of base            $18 per $1,000 of base
     Policy year - for a 40 year old   or a full surrender of      coverage                          coverage
     male, with a Specified Amount of  your Policy/2/
     $360,000, of which $252,000 is
     base coverage/2/

Partial Surrender Processing Fee       Upon a partial surrender    The lesser of $25 or 2.0% of the  $10
                                       of your Policy              partial surrender

Transfer Fee                           Upon a transfer of          $25 for each transfer/4/          $25 for each transfer/4/
                                       accumulation value

Policy Owner Additional Illustration   Upon each request for a     $25                               $0
  Charge                               Policy illustration after
                                       the first in a Policy year

--------
/1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's first Policy year. The Maximum Charge is for a male, standard tobacco, age 60 at the Policy's date of issue, with a Specified Amount of $360,000, all of which is base coverage.
/2/ The Policies have a Surrender Charge that applies for a maximum of the first 10 Policy years and for a maximum of the first 10 Policy years following an increase in the Policy's base coverage. The Surrender Charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. The Surrender Charge will vary based on the insured person's sex, age, premium class, Policy year and base coverage. Surrender Charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. See "Base coverage and supplemental coverage" on page 29. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 27 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.
/3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's 10th Policy year. The Minimum Charge is for a female, juvenile, age 1 at the Policy's date of issue, with a Specified Amount of $360,000, of which $252,000 is base coverage and $108,000 is supplemental coverage.
/4/  The first 12 transfers in a Policy year are free of charge.

   The next tables describe the fees and expenses that you will pay during the time that you own the Policy, not including Fund fees and expenses.

                                                       Periodic Charges
                                             (other than Fund fees and expenses)
-----------------------------------------------------------------------------------------------------------------------------
                                            When Charge is              Maximum Guaranteed
Charge                                         Deducted                      Charge                     Current Charge
------                                 -------------------------- ------------------------------- ----------------------------
Flat Monthly Charge                    Monthly, at the beginning  $6                              $6
                                       of each Policy month
Cost of Insurance Charge/1/

   Maximum Charge/2/                   Monthly, at the beginning  $83.33 per $1,000 of net        $27.68 per $1,000 of net
                                       of each Policy month       amount at risk/3/ attributable  amount at risk attributable
                                                                  to base coverage; and           to base coverage; and

                                                                  $83.33 per $1,000 of net        $27.68 per $1,000 of net
                                                                  amount at risk attributable     amount at risk attributable
                                                                  to supplemental coverage        to supplemental coverage

   Minimum Charge/4/                   Monthly, at the beginning  $0.06 per $1,000 of net         $0.04 per $1,000 of net
                                       of each Policy month       amount at risk attributable     amount at risk attributable
                                                                  to base coverage; and           to base coverage; and

                                                                  $0.06 per $1,000 of net         $0.03 per $1,000 of net
                                                                  amount at risk attributable     amount at risk attributable
                                                                  to supplemental coverage        to supplemental coverage

   Example Charge for the first        Monthly, at the beginning  $0.25 per $1,000 of net         $0.13 per $1,000 of net
     Policy year - for a 40 year old   of each Policy month       amount at risk attributable     amount at risk attributable
     male, preferred non-tobacco,                                 to base coverage; and           to base coverage; and
     with a Specified Amount of
     $360,000, of which $252,000 is                               $0.25 per $1,000 of net         $0.07 per $1,000 of net
     base coverage and $108,000 is                                amount at risk attributable     amount at risk attributable
     supplemental coverage                                        to supplemental coverage        to supplemental coverage

--------
/1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year and base and supplemental coverage amounts. See "Base coverage and supplemental coverage" on page 29. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 24 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 26 of this prospectus.
/2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 99/th/ birthday. The policy anniversary nearest the insured person's 100/th/ birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, standard tobacco, age 90 at the Policy's date of issue, with a Specified Amount of $99,999, all of which is base coverage.
/3/ The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.
/4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, juvenile, age 16 at the Policy's date of issue, with a Specified Amount of $1,000,000, of which $100,000 is base coverage and $900,000 is supplemental coverage.

                                                     Periodic Charges
                                           (other than Fund fees and expenses)
--------------------------------------------------------------------------------------------------------------------------
                                                                    Maximum Guaranteed
Charge                             When Charge is Deducted               Charge                     Current Charge
------                           ----------------------------- ----------------------------- -----------------------------
Monthly Charge per $1,000 of
  base coverage/1/
   Maximum Charge - for a 75     Monthly, at the beginning     $1.25 per $1,000 of base      $1.25 per $1,000 of base
     year old male, standard     of each Policy month. This    coverage                      coverage
     tobacco, with a Specified   Charge is imposed during
     Amount of $360,000, of      the first 7 Policy years and
     which $360,000 is base      the first 7 Policy years
     coverage                    following an increase in
                                 base coverage/2/

   Minimum Charge - for a 1      Monthly, at the beginning     $0.03 per $1,000 of base      $0.03 per $1,000 of base
     year old female, juvenile,  of each Policy month. This    coverage                      coverage
     with a Specified Amount of  Charge is imposed during
     $360,000, of which $36,000  the first 7 Policy years and
     is base coverage and        the first 7 Policy years
     $324,000 is supplemental    following an increase in
     coverage                    base coverage/2/

   Example Charge - for a 40     Monthly, at the beginning     $0.16 per $1,000 of base      $0.16 per $1,000 of base
     year old male, standard     of each Policy month. This    coverage                      coverage
     non-tobacco, with a         Charge is imposed during
     Specified Amount of         the first 7 Policy years and
     $360,000, of which          the first 7 Policy years
     $252,000 is base coverage   following an increase in
     and $108,000 is             base coverage/2/
     supplemental coverage

Daily Charge (mortality and      Daily                         annual effective rate of      annual effective rate of
  expense risk fee)                                            0.70% of accumulation         0.70% of accumulation
   Policy years 1-10/3/                                        value invested in the         value invested in the
                                                               variable investment           variable investment
                                                               options/3/                    options/3/

Policy Loan Interest Charge      Annually (in advance on       4.75% of the loan balance/4/  4.75% of the loan balance/4/
                                 your Policy anniversary)

--------
/1/ The Monthly Charge per $1,000 of base coverage is applied only against each $1,000 of base coverage, and not against the Policy's supplemental coverage. The Monthly Charge per $1,000 of base coverage will vary based on the amount of base coverage and the insured person's sex, age and premium class. See "Base coverage and supplemental coverage" on page 29. The Monthly Charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of base coverage applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge for First Seven Years." There is no additional charge for illustrations at the time you apply for a Policy which may show various amounts of base coverage and supplemental coverage. When you become a Policy owner, we reserve the right to charge a $25 fee for each illustration after the first in each Policy year.
/2/ The charge assessed during the first 7 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.
/3/  After the 10/th/ Policy year, the daily charge will be as follows:
     Policy years 11-20.................. annual effective rate of 0.45%
     Policy years 21+.................... annual effective rate of 0.10%
     These reductions in the amount of the daily charge are guaranteed.
/4/ We assess loan interest at the beginning of each Policy year at a rate of 4.54%. The 4.54% rate is equivalent to interest assessed at the end of the Policy year at an annual effective rate of 4.75%. See "Policy loans" on page 43.

   The next table describes the fees and expenses that you will pay if you choose an optional benefit rider during the time that you own the Policy.

                                                     Periodic Charges
                                              (optional benefit riders only)
---------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider                                                 Maximum Guaranteed
Charges                                  When Charge is Deducted             Charge                   Current Charge
----------------------                  -------------------------- ---------------------------- ----------------------------
Accidental Death Benefit/1/

   Maximum Charge - for a 65 year old   Monthly, at the beginning  $0.15 per $1,000 of rider    $0.15 per $1,000 of rider
                                        of each Policy month       coverage                     coverage

   Minimum Charge - for a 29 year old   Monthly, at the beginning  $0.07 per $1,000 of rider    $0.07 per $1,000 of rider
                                        of each Policy month       coverage                     coverage

   Example Charge - for a 40 year old   Monthly, at the beginning  $0.09 per $1,000 of rider    $0.09 per $1,000 of rider
                                        of each Policy month       coverage                     coverage

Children's Term Insurance Rider         Monthly, at the beginning  $0.48 per $1,000 of rider    $0.48 per $1,000 of rider
                                        of each Policy month       coverage                     coverage

Maturity Extension Accumulation Value   Monthly, at the beginning  $10                          $0
  Version                               of the Policy month which
                                        follows your original
                                        maturity date

Maturity Extension Death Benefit
  Version
   Initial Charge                       Monthly beginning 9 years  $1 per $1,000 of net         $0.03 per $1,000 of net
                                        before your original       amount at risk attributable  amount at risk attributable
                                        maturity date              to the Policy (without any   to the Policy (without any
                                                                   riders)                      riders)

   Administrative Charge                Monthly, at the beginning  $10                          $0
                                        of the Policy month which
                                        follows your original
                                        maturity date

Spouse Term/2/

   Maximum charge - for a 75 year old   Monthly at the beginning   $5.54 per $1,000 of rider    $4.61 per $1,000 of rider
     male, standard tobacco             of each Policy month       coverage                     coverage

   Minimum charge - for a 15 year old   Monthly at the beginning   $0.07 per $1,000 of rider    $0.01 per $1,000 of rider
     female, standard non-tobacco       of each Policy month       coverage                     coverage

   Example charge - for a 40 year old   Monthly at the beginning   $0.25 per $1,000 of rider    $0.15 per $1,000 of rider
     male, standard non-tobacco         of each Policy month       coverage                     coverage

--------
/1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.
/2/ The charge for the Spouse Term Rider will vary based on the Spouse's sex, age and premium class.

                                                        Periodic Charges
                                                 (optional benefit riders only)
---------------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charges             When Charge is Deducted      Maximum Guaranteed Charge
------------------------------           ---------------------------- -------------------------------
Terminal Illness Rider

   Interest on Benefit                   At time benefit is paid and  Greater of (1) Moody's
                                         each Policy anniversary      Bond Average or (2) cash
                                         thereafter                   value interest rate plus 1%/1/

Administrative Fee                       At time of claim             $250

Waiver of Monthly
Deduction/2/

   Maximum Charge - for a 59 year old    Monthly, at the beginning    $0.40 per $1,000 of net
                                         of each Policy month         amount at risk attributable
                                                                      to the Policy

   Minimum Charge - for an 18 year old   Monthly, at the beginning    $0.02 per $1,000 of net
                                         of each Policy month         amount at risk attributable
                                                                      to the Policy

   Example Charge - for a 40 year old    Monthly, at the beginning    $0.03 per $1,000 of net
                                         of each Policy month         amount at risk attributable
                                                                      to the Policy

                                                        Periodic Charges
                                                 (optional benefit riders only)
---------------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charges                 Current Charge
------------------------------           ----------------------------
Terminal Illness Rider

   Interest on Benefit                   5.25%



Administrative Fee                       $150

Waiver of Monthly
Deduction/2/

   Maximum Charge - for a 59 year old    $0.40 per $1,000 of net
                                         amount at risk attributable
                                         to the Policy

   Minimum Charge - for an 18 year old   $0.02 per $1,000 of net
                                         amount at risk attributable
                                         to the Policy

   Example Charge - for a 40 year old    $0.03 per $1,000 of net
                                         amount at risk attributable
                                         to the Policy

--------
/1/  The guaranteed maximum interest rate will not exceed the greater of:
     . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or
     . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.
/2/ The charge for the Waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2017. Current and future expenses for the Funds may be higher or lower than those shown.

                                               Annual Fund Fees and Expenses
                                     (expenses that are deducted from the Fund assets)
---------------------------------------------------------------------------------------------------------------------------
Charge                                                                                                       Maximum Minimum
------                                                                                                       ------- -------
Total Annual Fund Operating Expenses for all of the Funds (expenses that are deducted from portfolio assets
  include management fees, distribution (12b-1) fees, and other expenses)/1/                                  1.17%   0.27%

   Details concerning each Fund's specific fees and expenses are contained in the Fund's prospectus.
--------
/1/ Currently 14 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2019. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

American General Life Insurance Company

   We are American General Life Insurance Company ("AGL" or the "Company"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   The commitments under the Policies are AGL's and AIG has no legal obligation to back those commitments.

   AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

   More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

   AGL is regulated for the benefit of Policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

Separate Account VL-R

   We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 88 separate "divisions," 57 of which correspond to the 57 variable "investment options" available under the Policy. The remaining 31 divisions, and all of these 57 divisions, represent investment options available under other variable universal life policies we offer. 14 of these 57 divisions are not available to all Policy owners. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

Guarantee of Insurance Obligations

   Insurance obligations under all Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.

   As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/
Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

Additional Information

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Communication with AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   eDelivery, eService, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

       eDelivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select eDelivery. eDelivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To enroll for eDelivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aig.com/eservice and at the same time you enroll for eService, enroll for eDelivery. You do not have to enroll for eService to enroll for eDelivery unless you enroll on-line. You may select or cancel eDelivery at any time. There is no charge for eDelivery.

       eService. You may enroll for eService to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected eService, you may choose to handle certain Policy requests by eService, in writing or by telephone. We expect to expand the list of available eService transactions in the future. To enroll for eService, go to www.aig.com/eservice, click the eService login link, and complete the on line enrollment pages. You may select or cancel the use of eService at any time. There is no charge for eService.

       eService transactions, telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by eService or by telephone. See "Telephone transactions" on page 20).

   .   transfer of accumulation value;*

   .   change of allocation percentages for premium payments;*

   .   change of allocation percentages for Policy deductions;*

   .   telephone transaction privileges;*

   .   loan;*

   .   full surrender;

   .   partial surrender;*

   .   premium payments;**

   .   change of beneficiary or contingent beneficiary;

   .   loan repayments or loan interest payments;**

   .   change of death benefit option or manner of death benefit payment;

   .   change in specified amount;

   . addition or cancellation of, or other action with respect to any benefit riders;

   .   election of a payment option for Policy proceeds; and

   .   tax withholding elections.
--------
* These transactions are permitted by eService, by telephone or in writing. ** These transactions are permitted by eService or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   One-time premium payments using eService. You may use eService to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of eService one-time premium payments only, a business day is a day the United

States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

   Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See "Effective Date of Policy and Related Transactions" on page 37.

   Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

   Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

   General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

Variable Investment Options

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. We have listed the investment options in the following two tables. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the tables. Fund sub-advisers are shown in parentheses.

   All Policy owners may invest premium payments in variable investment options investing in the Funds listed in the first table. The second table lists investment options that are available to some Policy owners with a Policy issue date prior to May 1, 2006.

   The investment options listed in the following table are available to all Policy owners:

                                         Investment Adviser (sub-adviser, if
      Variable Investment Options                    applicable)
 -------------------------------------  --------------------------------------
 Alger Capital Appreciation Portfolio   Fred Alger Management, Inc.
 - Class I-2 Shares

 Alger Mid Cap Growth Portfolio -       Fred Alger Management, Inc.
 Class I-2 Shares

 American Century(R) VP Value Fund      American Century Investment
                                        Management, Inc.

 Fidelity(R) VIP Asset Manager/SM/      Fidelity Management & Research
 Portfolio - Service Class 2/1/         Company (FMR)
                                        (FMR Co., Inc.)
                                        (Fidelity Investments Money
                                        Management, Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Contrafund(R)          Fidelity Management & Research
 Portfolio - Service Class 2/2/         Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Equity-Income          Fidelity Management & Research
 Portfolio - Service Class 2            Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Freedom 2020           Fidelity Management & Research
 Portfolio - Service Class 2/3/         Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Freedom 2025           Fidelity Management & Research
 Portfolio - Service Class 2/4/         Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Freedom 2030           Fidelity Management & Research
 Portfolio - Service Class 2/5/         Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Growth Portfolio -     Fidelity Management & Research
 Service Class 2                        Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Mid Cap Portfolio -    Fidelity Management & Research
 Service Class 2                        Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Franklin Templeton - Franklin Small    Franklin Advisory Services, LLC
 Cap Value VIP Fund - Class 2/6/

 Franklin Templeton - Franklin          Franklin Advisers, Inc.
 U.S. Government Securities VIP Fund -
 Class 2

 Franklin Templeton - Franklin Mutual   Franklin Mutual Advisers, LLC
 Shares VIP Fund - Class 2/7/

 Franklin Templeton - Templeton         Templeton Investment Counsel, LLC
 Foreign VIP Fund - Class 2/8/

 Invesco V.I. Growth and Income Fund -  Invesco Advisers, Inc.
 Series I Shares

 Invesco V.I. International Growth      Invesco Advisers, Inc.
 Fund - Series I Shares

 Janus Henderson Enterprise Portfolio   Janus Capital Management LLC
 - Service Shares/9/

 Janus Henderson Overseas Portfolio -   Janus Capital Management LLC
 Service Shares/10/

 JPMorgan IT Small Cap Core Portfolio   J.P. Morgan Investment Management Inc.
 - Class 1 Shares

 MFS(R) VIT New Discovery Series -      Massachusetts Financial Services
 Initial Class/11/                      Company

 MFS(R) VIT Research Series - Initial   Massachusetts Financial Services
 Class/12/                              Company

 Neuberger Berman AMT Mid Cap Growth    Neuberger Berman Investment Advisers
 Portfolio - Class I                    LLC

 Oppenheimer Conservative Balanced      OFI Global Asset Management, Inc.
 Fund/VA - Non-Service Shares/13/       (OppenheimerFunds, Inc.)

 Oppenheimer Global Fund/VA -           OFI Global Asset Management, Inc.
 Non-Service Shares                     (OppenheimerFunds, Inc.)

 PIMCO CommodityRealReturn(R) Strategy  Pacific Investment Management Company
 Portfolio - Administrative Class/14/   LLC

 PIMCO Real Return Portfolio -          Pacific Investment Management Company
 Administrative Class/15/               LLC

 PIMCO Short-Term Portfolio -           Pacific Investment Management Company
 Administrative Class                   LLC

 PIMCO Total Return Portfolio -         Pacific Investment Management Company
 Administrative Class                   LLC

 Pioneer Mid Cap Value VCT Portfolio - Amundi Pioneer Asset Management, Inc. Class I Shares

                                         Investment Adviser (sub-adviser, if
      Variable Investment Options                    applicable)
 -------------------------------------  -------------------------------------
 Putnam VT Diversified Income Fund -    Putnam Investment Management, LLC
 Class IB/16/                           (Putnam Investments Limited)
                                        Though the investment advisor has
                                        retained the services of Putnam
                                        Investments Limited (PIL), PIL does
                                        not currently manage any assets of
                                        the fund.

 Putnam VT International Value Fund -   Putnam Investment Management, LLC
 Class IB/17/                           (Putnam Advisory Company, LLC)
                                        (Putnam Investments Limited)
                                        Though the investment advisor has
                                        retained the services of both Putnam
                                        Investments Limited (PIL) and the
                                        Putnam Advisory Company, LLC (PAC),
                                        PIL and PAC do not currently manage
                                        any assets of the fund.

 SunAmerica ST SA JPMorgan Diversified  SunAmerica Asset Management, LLC*
 Balanced Portfolio - Class 1           (J.P. Morgan Investment Management
 Shares/18/                             Inc.)

 SunAmerica ST SA WellsCap Aggressive   SunAmerica Asset Management, LLC*
 Growth Portfolio - Class 1 Shares      (Wells Capital Management
                                        Incorporated)

 VALIC Co. I Government Money Market I  VALIC** (SunAmerica Asset Management,
 Fund                                   LLC*)

 VALIC Co. I International Equities     VALIC** (SunAmerica Asset Management,
 Index Fund/19/                         LLC*)

 VALIC Co. I Mid Cap Index Fund         VALIC** (SunAmerica Asset Management,
                                        LLC*)

 VALIC Co. I Nasdaq-100(R) Index        VALIC** (SunAmerica Asset Management,
 Fund/20/                               LLC*)

 VALIC Co. I Science & Technology       VALIC**
 Fund/21/                               (Allianz Global Investors U.S. LLC)
                                        (T. Rowe Price Associates, Inc.)
                                        (Wellington Management Company LLP)

 VALIC Co. I Small Cap Index Fund/22/   VALIC** (SunAmerica Asset Management,
                                        LLC*)

 VALIC Co. I Stock Index Fund/23/       VALIC** (SunAmerica Asset Management,
                                        LLC*)

 Vanguard(R)*** VIF High Yield Bond     Wellington Management Company LLP
 Portfolio

 Vanguard(R)*** VIF Real Estate Index   The Vanguard Group, Inc.
 Portfolio
--------
/1/ The Fund type for Fidelity(R) VIP Asset Manager /SM/ Portfolio - Service Class 2 is high total return.
/2/   The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service
      Class 2 is long-term capital appreciation.
/3/   The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service
      Class 2 is high total return.
/4/   The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service
      Class 2 is high total return.
/5/   The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service
      Class 2 is high total return.
/6/   The Fund type for Franklin Templeton - Franklin Small Cap Value VIP Fund
      - Class 2 is long-term total return.
/7/ The Fund type for Franklin Templeton - Franklin Mutual Shares VIP Fund - Class 2 is capital appreciation with income as a secondary goal.
/8/   The Fund type for Franklin Templeton - Templeton Foreign VIP Fund -
      Class 2 is long-term capital growth.
/9/ The Fund type for Janus Henderson Enterprise Portfolio - Service Shares is long-term growth of capital.
/10/ The Fund type for Janus Henderson Overseas Portfolio - Service Shares is long-term growth of capital.
/11/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.
/12/ The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.
/13/ The Fund type for Oppenheimer Conservative Balanced Fund/VA - Non-Service Shares is total return.
/14/ The Fund type for PIMCO CommodityRealReturn(R) Strategy Portfolio - Administrative Class is maximum real return.
/15/ The Fund type for PIMCO Real Return Portfolio - Administrative Class is maximum real return.
/16/ The Fund type for Putnam VT Diversified Income Fund - Class IB is as high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital.
/17/ The Fund type for Putnam VT International Value Fund - Class IB is capital growth. Current income is a secondary objective.
/18/ The Fund type for SunAmerica ST SA JPMorgan Diversified Balanced Portfolio - Class 1 Shares is total return.
/19/ The Fund type for VALIC Co. I International Equities Fund is long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.
/20/ The Fund type for VALIC Co. I Nasdaq-100(R) Index Fund is long-term capital growth through investments in the stocks that are included in the Nasdaq-100(R) Index.

/21/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.
/22/ The Fund type for VALIC Co. I Small Cap Index Fund is growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index.
/23/ The Fund type for VALIC Co. I Stock Index Fund is long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index.
*     SunAmerica Asset Management, LLC is an affiliate of AGL.
**    "VALIC" means The Variable Annuity Life Insurance Company.
***   "Vanguard" is a trademark of The Vanguard Group, Inc.

   The investment options listed in the following table are available only to certain Policy owners. The notes that follow the table explain the restrictions on availability.

                                         Investment Adviser (sub-adviser, if
      Variable Investment Options                    applicable)
 -------------------------------------  --------------------------------------
 Dreyfus Investment Portfolios, MidCap  The Dreyfus Corporation
 Stock Portfolio - Initial Shares*

 Dreyfus Variable Investment Fund,      The Dreyfus Corporation
 Opportunistic Small Cap Portfolio -
 Initial Shares*

 Dreyfus Variable Investment Fund,      The Dreyfus Corporation
 Quality Bond Portfolio - Initial
 Shares*

 Goldman Sachs VIT Strategic Growth     Goldman Sachs Asset Management, L.P.
 Fund/1 /**

 Invesco V.I. Core Equity Fund -        Invesco Advisers, Inc.
 Series I Shares*

 Invesco V.I. High Yield Fund -         Invesco Advisers, Inc. (Invesco
 Series I Shares*                       Canada Ltd.)

 Janus Henderson Global Research        Janus Capital Management LLC
 Portfolio - Service Shares/2 /*

 JPMorgan IT Mid Cap Value Portfolio -  J.P. Morgan Investment Management Inc.
 Class 1 Shares**

 MFS(R) VIT II Core Equity Portfolio -  Massachusetts Financial Services
 Initial Class/3 /*                     Company

 MFS(R) VIT Growth Series - Initial     Massachusetts Financial Services
 Class*                                 Company

 Morgan Stanley Variable Insurance      Morgan Stanley Investment Management
 Fund, Inc. Growth Portfolio - Class I  Inc.
 Shares*

 Pioneer Fund VCT Portfolio - Class I   Amundi Pioneer Asset Management, Inc.
 Shares/4 /***

 Pioneer Select Mid Cap Growth VCT      Amundi Pioneer Asset Management, Inc.
 Portfolio - Class I Shares***

 Putnam VT Equity Income Fund -         Putnam Investment Management, LLC
 Class IB*                              (Putnam Investments Limited)
                                        Though the investment advisor has
                                        retained the services of Putnam
                                        Investments Limited (PIL), PIL does
                                        not currently manage any assets of
                                        the fund.

--------
/1/ The Fund type for Goldman Sachs VIT Strategic Growth Fund is long-term growth of capital.
/2/ The Fund type for Janus Henderson Global Research Portfolio--Service Shares is long-term growth of capital.
/3/ The Fund type for MFS(R) VIT II Core Equity Portfolio--Initial Class is capital appreciation.
/4/ The Fund type for Pioneer Fund VCT Portfolio--Class I Shares is reasonable income and capital growth.
* This investment option is available only to Policy owners whose Policies were effective before May 1, 2006. If a Policy's date of issue is before May 1, 2006 only because we assigned an earlier date than otherwise would apply to preserve a younger age at issue for the insured person, the Policy owner will not be able to invest in this investment option. See "Date of issue; Policy months and years" on page 38.
** Policy owners with accumulation value in this investment option may transfer any or all of the value from the investment option. This investment option is not available for any other purpose. This investment option is not offered for new Policies.
*** Any Policy owner whose accumulation value as of December 10, 2004 was invested in whole or in part in the investment option funded by this Portfolio may continue to use the investment option for any purpose allowed under the Policy.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan. A Fund's prospectus may be supplemented by the Fund's Investment Adviser. Please check the Platinum Investor III webpage at www.aig.com/individual/insurance/life/variable-universal-life/platinum-investor-3 to view the Fund prospectuses and their supplements, or contact us at our Administrative Center to request copies of Fund prospectuses and their supplements.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 48.

Voting Privileges

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Fixed Account

   We invest any accumulation value you have allocated to the Fixed Account as part of our general account assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 51. The "daily charge" described on page 48 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

   You may transfer accumulation value into the Fixed Account at any time. However, there are restrictions on the amount you may transfer out of the Fixed Account in a Policy year. Please see "Transfers of existing accumulation value" on page 33.

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 4%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Illustrations

   We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and premium class and (2) your selection of a death benefit option, specified amount, planned periodic premiums, riders, and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

   Keep in mind as you review the following Policy features that we no longer sell Platinum Investor III Policies.

Age

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "age nearest birthday."

Death Benefits

   Your specified amount of insurance. In your application to buy a Platinum Investor III Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 29.

   We also guarantee a death benefit for a specified period provided you have paid the required monthly guarantee premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We provide more information about the specified amount and the guarantee period benefit under "Monthly guarantee premiums," beginning on page 31. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 49.)

   Your death benefit. You must choose one of three death benefit options under your Policy at the time it is issued. Owners whose Policies were issued before June 1, 2002 could choose only death benefit Option 1 or death benefit Option 2.

   You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the option you choose, the death benefit we will pay is

   .   Option 1--The specified amount on the date of the insured person's death.

   . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

   . Option 3--The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   See "Partial surrender" on page 42 for more information about the effect of partial surrenders on the amount of the death benefit.

   Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.

   Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

   Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "guideline premium test" or the "cash value accumulation test." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also tend to be higher. This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.

   If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a required minimum death benefit percentage that will be shown on page 29 in your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, non-tobacco, ages 40 to 99.

                         APPLICABLE PERCENTAGES UNDER
                         CASH VALUE ACCUMULATION TEST
-------------------------------------------------------------------------------
Insured Person's Attained Age       40   45   50   55   60   65   70   75   99
%                                  344% 293% 252% 218% 191% 169% 152% 140% 104%

   If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 and 95 are set forth in the following table.

                         APPLICABLE PERCENTAGES UNDER
                            GUIDELINE PREMIUM TEST
-------------------------------------------------------------------------------
Insured Person's Attained Age       40   45   50   55   60   65   70   75  95+
%                                  250% 215% 185% 150% 130% 120% 115% 105% 100%

   Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

   Base coverage and supplemental coverage. When you apply for a Policy, the amount of insurance you select is called the "specified amount." The specified amount may be made up of two types of coverage: base coverage, which will always be present, and supplemental coverage, which may also be included. The total of the two coverages cannot be less than the minimum of $50,000 and at least 10% of the total must be base coverage when you purchase the Policy.

   Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value. The more supplemental coverage you elect, the greater will be the amount of the reduction in charges and increase in accumulation value.

   You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

   . In general, the larger percentage of supplemental coverage you choose when your Policy is issued, the shorter the time the guarantee period benefit will be in force;

   . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage either when you purchase your Policy or when you pay additional premiums at any time through the tenth Policy year (we do not provide compensation for premiums we receive after the tenth Policy year);

   .   Supplemental coverage has no surrender charges;

   . The cost of insurance rate for supplemental coverage is always equal to or less than the cost of insurance rate for an equivalent amount of base coverage; and

   . We do not collect the monthly charge for each $1,000 of specified amount that is attributable to supplemental coverage.

   You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge only upon the amount of the increase in base coverage. The new surrender charge applies for the first 10 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge.

   You should use the mix of base and supplemental coverage to emphasize your own objectives. For instance, our guarantee of a minimum death benefit (through the guarantee period benefit) may be essential to your planning. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your AGL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverages can affect your Policy values under different assumptions.

Premium Payments

   Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 32, will be allocated upon receipt to the available investment options you have chosen.

   Premium payments and transaction requests in good order. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 38 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

   Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 53. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 35.)

   Checks. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Monthly guarantee premiums" on page 31) remains in effect ("Cash surrender value" is explained under "Full surrenders" on page 7.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

   Monthly guarantee premiums. Page 3 of your Policy will specify a "Monthly Guarantee Premium." If you pay these guarantee premiums, we will provide at least an Option 1 death benefit, even if your policy's cash surrender value has declined to zero.

   We call this our "guarantee period benefit" and here are its terms and conditions:

   . On the first day of each Policy month that you are covered by the guarantee period benefit, we determine if the cash surrender value (we use your accumulation value less loans during your first five Policy years) is sufficient to pay the monthly deduction. (Policy months are measured from the "Date of Issue" that will also be shown on page 3 of your Policy.)

   . If the cash surrender value is insufficient, we determine if the cumulative amount of premiums paid under the Policy, less any partial surrenders and Policy loans, is at least equal to the sum of the monthly guarantee premiums starting with the date of issue, including the current Policy month.

   . If the monthly guarantee premium requirement is met, the Policy will not lapse. See "Policy Lapse and Reinstatement" on page 52.

   . We continue to measure your cash surrender value and the sum of monthly guarantee premiums for the length of time you are covered by the guarantee period benefit.

   The cost of providing the guarantee period benefit is, in part, dependent on the level of the monthly guarantee premium and the duration of the guarantee period. The more supplemental coverage you choose, the lower are your overall Policy charges. Although overall Policy charges are lower, more supplemental coverage will result in a higher monthly guarantee premium and a shorter guarantee period.

   The length of time you are covered by the guarantee period benefit varies on account of two things (except in New Jersey, as described in the last paragraph of this section):

   .   the insured person's age at the Policy's date of issue; and

   .   the amounts of base coverage and supplemental coverage you have chosen.

   The maximum duration for the guarantee period - 10 years - happens in the event you have chosen 100% base coverage and the insured person is no older than age 50 at the Policy's date of issue. We reduce the maximum time for the guarantee period by one year for each year the insured person is older than age 50 at the date of issue. The reductions stop after the insured person is age 55 or older at the date of issue. This means, for instance, that you will have a guarantee period of 5 years if you choose 100% base coverage and the insured person is age 55 at the Policy's date of issue.

   The least amount of time for the guarantee period to be in effect - 3 years
- happens in the event you have chosen the maximum permitted 90% of supplemental coverage and the insured person is older than age 50 at the date of issue.

   Whenever you increase or decrease your specified amount, change death benefit options or add or delete a benefit rider, we calculate a new monthly guarantee premium. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as a result of a Policy change before you make the change. Please contact either your AGL representative or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

   . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured's underwriting characteristics at the time of the increase and the amount of the increase.

   . For decreases in the specified amount, the monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

   . For the addition of a benefit rider, the monthly guarantee premium is increased by the amount of the monthly deduction for the rider.

   . For the deletion of a benefit rider, the monthly guarantee premium will be decreased by the amount of the monthly deduction for the rider.

   We provide the guarantee period benefit for 5 years for all Policies issued in the State of New Jersey. The period of coverage for New Jersey Policies is unaffected by the insured person's age at the Policy's date of issue or your choice of base coverage and supplemental coverage.

   Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contract Information" on page 5 or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

Changing Your Investment Option Allocations

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   Transfers of existing accumulation value. You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see "Market timing" on page 34, "Restrictions initiated by the Funds and information sharing obligations" on page 35 and "Additional Rights That We Have" on page 47).

   . Charges. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at a time to be one transfer. We will charge $25 for each additional transfer.

   . Restrictions on transfers from variable investment options. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.

   . Restrictions on transfers from the Fixed Account. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).

       The maximum total amount you may transfer from the Fixed Account each year is limited to the greater of "a" or "b" below:

       a. 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the Fixed Account); or

       b. the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

       The minimum amount you may transfer from the Fixed Account is $500, unless you are transferring the entire amount you have in the Fixed Account.

   Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the variable investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30/th/
or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page 37.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

   We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

   We are required to monitor the Policies to determine if a Policy owner requests:

   . a transfer out of a variable investment option within two calendar weeks of an earlier transfer into that same variable investment option; or

   . a transfer into a variable investment option within two calendar weeks of an earlier transfer out of that same variable investment option; or

   . a transfer out of a variable investment option followed by a transfer into that same variable investment option, more than twice in any one calendar quarter; or

   . a transfer into a variable investment option followed by a transfer out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, transfers into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment option. We treat such transactions as if they are transfers directly into and out of the same variable investment option. For instance:

   (1) if a Policy owner requests a transfer out of any variable investment option into the money market investment option, and

   (2) the same Policy owner, within two calendar weeks requests a transfer out of the money market investment option back into that same variable investment option, then

   (3) the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy owners the same.

   In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

   Restrictions initiated by the Funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

Changing the Specified Amount of Insurance

   Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, sex and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge

   . applies to any amount of the increase that you request as base (rather than supplemental) coverage;

   . applies as if we were instead issuing the same amount of base coverage as a new Platinum Investor III Policy; and

   . applies to the amount of the increase for the 10 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in the specified amount for the first 7 Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, with one exception. Base coverage must be at least 10% of the total specified amount after the increase.

   Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:

   .   $50,000; and

   . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply a reduction in specified amount proportionately against the specified amount provided under the original application and any specified amount increases. The decrease in specified amount will decrease both your base and supplemental coverage in the same ratio they bear to your specified amount before the decrease. We will deduct from your accumulation value any surrender charge that is due on account of the decrease. We will also reduce any remaining surrender charge amount associated with the portion of your Policy's base coverage that has been reduced. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed.

   A reduction in specified amount will not reduce the monthly charge per $1,000 of base coverage or the amount of time for which we assess this charge. For instance, if you increase your base coverage and follow it by a decrease in base coverage within 7 years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full 7 years even though you have reduced the amount of base coverage.

Changing Death Benefit Options

   Change of death benefit option. You may at any time before the death of the insured person request us to change your choice of death benefit option from:

   Option 1 to Option 2;
   Option 2 to Option 1; or
   Option 3 to Option 1.

   No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.

   . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day (see "Monthly deduction days" on page 38) following the date we receive your request for change. We will take the reduction proportionately from each component of the Policy's specified amount. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed by a decrease in your Policy's specified amount. For the purpose of this calculation, if base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1,000 of base coverage and the cost of insurance rates will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

   Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 53 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

   Effect of changes in insurance coverage on guarantee period. A change in coverage does not result in termination of the guarantee period, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly guarantee premiums," beginning on page 31.

Effective Date of Policy and Related Transactions

   Valuation dates, times, and periods. We compute values under a Policy on each day that the NYSE is open for business. We call each such day a "valuation date" or a "business day."

   We compute policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $1,000,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for this Policy.

   Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

   . Increases or decreases you request in the specified amount of insurance, reinstatement of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

   . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

   . If you exercise your right to return your Policy described under "Free look period" on page 32 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mail it to us, the date it is postmarked; and

   . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

   Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                           ADDITIONAL BENEFIT RIDERS

Riders

   You may be eligible to add an additional rider benefit to your Policy. You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service ("IRS") guidance and rules that pertain to the Code's definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account. See "Our general account" on page 25.

   . Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   . Children's Term Insurance Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. You may terminate the rider at any time. If you do so, the charge will cease.

   . Maturity Extension Rider. This rider gives you the option to extend the Policy's maturity date beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.

          The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of the insured person's death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.

          The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

          We will charge you the following amounts under the death benefit version

          . A monthly fee of no more than $30 for each $1,000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and

          . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

          Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under the rider.

       Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date. In Illinois you may select either version of the rider only after we issue your Policy.

       There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments, or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 48. Once you have exercised your right to extend your original maturity date, you cannot revoke it. The monthly fee will continue. You can, however, surrender your Policy at any time.

       Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax advisor before making such an extension.

   . Spouse Term Rider. This rider provides term life insurance on the life of the spouse of the Policy's insured person. There is a charge for this rider. This rider terminates no later than the Policy anniversary nearest the spouse's 75th birthday. You can convert this rider into any other insurance, except term, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   . Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. There is a charge for this rider. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus interest on this amount to the next Policy anniversary, plus an administrative fee (not to exceed $250), becomes a "lien" against the Policy. The maximum interest rate will not exceed the greater of

      . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or

      . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.

       A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date. You may terminate this rider at any time. If you do so, the charge will cease.

   . Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than

       $5,000,000. There is a charge for this rider. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

Tax Consequences of Additional Rider Benefits.

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 53. You should consult a qualified tax advisor.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 26. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 48.

eDelivery, eService, Telephone Transactions and Written Transactions

   See page 18 for information regarding eDelivery, eService, telephone transactions and written transactions.

Withdrawing Policy Investments

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor III Policy will have any cash surrender value during at least the first year.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.

   If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $50,000. We will take any such reduction in specified amount in accordance with the description found under "Decrease in coverage" on page 36.

   You may choose the investment option or options from which money that you withdraw will be taken; otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

   Exchange of Policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

   Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. These rules are not applicable in all states.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount on a monthly basis at a guaranteed annual effective rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

   If a new Policy loan is taken out on a date not coinciding with the Policy anniversary date, the loan interest charged is calculated from the date the loan is taken out to the next Policy anniversary. The following year, loan interest is calculated on the entire loan amount until the next Policy anniversary. Similarly, if the loan is paid off (in-part or in-whole) on a date not coinciding with the Policy anniversary date, the total loan amount will reflect an adjustment for the unearned loan interest. Disbursements from the Policy also result in adjusted interest. For instance, if a death claim occurs on a date not coinciding with the Policy anniversary date, and the Policy has an outstanding Policy loan, the total loan amount with an adjustment for the unearned loan interest will be subtracted from the death benefit.

   Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such; otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

   Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

   . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

   . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

   . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

   .   will never exceed an annual effective rate of 4.25%.

   Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Maturity Extension Rider" within the "Additional Benefit Riders" section beginning on page 39.

   Tax considerations. Please refer to "Federal Tax Considerations" on page 53 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

Payment Options

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

   .   Option 1 - Equal monthly payments for a specified period of time.

   . Option 2 - Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

   . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

   . Option 4 - Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

   Interest rates that we credit under each option will be at least 3%.

   Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax advisor before deciding whether to elect one or more payment options.

The Beneficiary

   You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Assignment of a Policy

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax advisor before making an assignment.

Payment of Proceeds

   General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

   .   the NYSE is closed other than weekend and holiday closings;

   .   trading on the NYSE is restricted;

   . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the accumulation value is not reasonably practicable;

   .   the SEC by order so permits for the protection of Policy owners; or

   . we are on notice that the Policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

   . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination.

       (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

   . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

   . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

   . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

   . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

   . end the automatic rebalancing feature if your accumulation value falls below $5,000;

   . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

   . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

   . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

        VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

   We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. We may add or remove premium classes. We currently have nine premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

   . Four Non-tobacco classes: preferred plus, preferred, standard and special;

   .   Three Tobacco classes: preferred, standard and special; and

   .   Two Juvenile classes: juvenile and special juvenile.

   Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. Premium classes are described in your Policy. Policies issued in New Jersey do not have the juvenile and special juvenile classes.

   Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

   Expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

   Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                           CHARGES UNDER THE POLICY

   Statutory premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

   Premium expense charge. After we deduct premium tax from each premium payment, we currently deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5%. AGL receives this charge to cover sales expenses, including commissions.

   Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.45%, and after 20 years, to an annual effective rate of 0.10%. We guarantee these rate reductions. AGL receives this charge to pay for our mortality and expense risks.

   Fees and expenses and money market investment options. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Policy's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment option will lose value.

   Flat monthly charge. We will deduct $6 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $6. The flat monthly charge is the Monthly Administration Fee shown on page 3A of your Policy. AGL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

   Monthly charge per $1,000 of base coverage. We deduct a charge monthly from your accumulation value for the first 7 Policy years. This monthly charge also applies to the amount of any increase in base coverage during the 7 Policy years following the increase. This charge varies according to the age, sex and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy's base coverage. (We describe your base coverage and specified amount under "Your specified amount of insurance" on page 26 and "Base coverage and supplemental coverage" on page 29.) This charge can range from a maximum of $1.25 for each $1,000 of the base coverage portion of the specified amount to a minimum of $0.03 for each $1,000 of base coverage. The representative charge (referred to as "Example" in the Tables of Charges on page 14) is $0.16 for each $1,000 of base coverage. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge for First Seven Years." Page 4 of your Policy contains a table of the guaranteed rates for this charge. AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

   .   greater amounts at risk result in a higher monthly insurance charge; and

   . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, sex and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

   Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

   AGL receives this charge to fund the death benefits we pay under the Policies.

   Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children's term insurance rider, two versions of maturity extension rider, spouse term rider, terminal illness rider and waiver of monthly deduction rider. The riders are described beginning on page 39, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

   The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. Your Policy's surrender charge will be found in the table beginning on page 27 of the Policy. As shown in the Tables of Charges beginning on page 11, the maximum surrender charge is $48 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $7 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Example" in the Tables of Charges) is $18 per $1,000 of base coverage (or any increase in the base coverage).

   The surrender charge decreases on an annual basis beginning in the fourth year of its 10 year period referred to above until, in the eleventh year, it is zero (or the eleventh year following any increase in the Policy's base coverage). These decreases are also based on the age and other insurance characteristics of the insured person.

   The following chart illustrates how the surrender charge declines over the first 10 Policy years. The chart is for a 40 year old male, who is the same person to whom we refer in the Tables of Charges beginning on page 11 under "Example Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

                           Surrender Charge for a 40 Year Old Male
-----------------------------------------------------------------------------------------------
Policy Year                                    1    2    3    4    5    6   7   8   9   10  11
-----------                                   ---- ---- ---- ---- ---- ---- --- --- --- --- ---
Surrender Charge Per $1,000 of Base Coverage  $18  $18  $18  $16  $14  $11  $9  $7  $5  $2  $0

   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" beginning on page 42 and "Change of death benefit option" beginning on page 36.

   For those Policies that lapse in the first 10 Policy years, AGL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher premiums and higher charges, including higher surrender charges. Depending on the age and health risk of the insured person when the Policy is issued, more premium may be required to pay for all Policy charges. As a result, we use the insured person's age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

   Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

   Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

   Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

   Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 43.

   Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 16. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 51.

   Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

   . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

   . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

   . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

   . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                              ACCUMULATION VALUE

   Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 48 under "Statutory premium tax charge" aand "Other deductions from each premium payment." We invest the rest in one or more of the investment options listed in the chart on page 20 of this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 48 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general account assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 51. The "daily charge" described on page 48 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from AGL.

                        POLICY LAPSE AND REINSTATEMENT

   If your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the loan is not repaid, however, it will be reinstated with your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, or you surrender your policy, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

   Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. Any verbal/written communications, including this form, you have with and/or received from us are intended solely to educate you or facilitate the education with respect to our products and services or to facilitate the administration of this contract. You must consult with your insurance agent or financial advisor in order to receive advice or recommendations regarding this contract or any contract purchased. We are not/will not provide advice/guidance/recommendations that create a fiduciary relationship with you. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

   Except as described in the "Foreign Account Tax Compliance" section on page 59 this discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

   . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

   . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

   .   you have paid a cumulative amount of premiums;

   . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

   . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, adding a rider to your policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2016-63 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own competent, professional tax advisor on this issue.

   Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax advisor regarding the impact of any rider you may purchase.

   Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

   . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

   . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

   . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

   .   is similar to the basis described above for other policies; and

   . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

   .   to taxpayers 59 1/2 years of age or older;

   .   in the case of a disability (as defined in the Code); or

   . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date, policy lapse or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

   Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. For 2018, the federal estate, gift and generation-skipping tax exemptions increased to $11,180,000 ($22,360,000 for married couples). You should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Life insurance in split dollar arrangements. The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax advisor to determine the tax treatment resulting from a split dollar arrangement.

   Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income.

This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax advisor. As of the publication date, AIG has confirmed its position that it will not sell life insurance into a qualified plan under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

   Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts holding the policy may be subject to reporting, disclosure and fiduciary obligations under the ERISA.

   Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate
Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   Note: In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Other tax withholding. Any owner not exempt from United States federal tax withholding should consult a tax advisor as to the availability of an exemption from, or reduction of, such tax withholding under an applicable income tax treaty, if any.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax advisor.

   Foreign Account Tax Compliance ("FATCA"). An owner who is not a "United States person," which is defined under the Code to mean:

   .   a citizen or resident of the United States
   . a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia
   . any estate or trust other than a foreign estate or foreign trust (see Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)
   .   a person that meets the substantial presence test
   .   any other person that is not a foreign person

should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form, each of which is effective for three years from the date of signature unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. The Policy owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-8 or acceptable substitute form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.

                 BUSINESS DISRUPTION AND CYBER SECURITY RISKS

   We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the Underlying Funds, impact our ability to calculate Accumulation Unit Values ("AUVs"), cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or our distribution partners or the Underlying Funds or our service providers will avoid losses affecting your contract due to cyber attacks or information security breaches in the future.

                               LEGAL PROCEEDINGS

   There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

   Various lawsuits against the Company have arisen in the ordinary course of business. As of April 26, 2018, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL, the Separate Account and American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, at VUL Administration, P.O. Box 305600, Nashville, Tennessee 37230-5600, or call us at 1-800-340-2765.

   Rule 12h-7 disclosure. In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 ("'34 Act"), AGL does not intend to file periodic reports as required under the '34 Act.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AGL and its general account, the variable investment options and the Policy, please refer to the registration statements and exhibits.

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                        Page to
                                                                    See in this
Defined Term                                                         prospectus
------------                                                        -----------
accumulation value.................................................      8
Administrative Center..............................................     18
automatic rebalancing..............................................     34
base coverage......................................................     29
basis..............................................................     55
beneficiary........................................................     45
cash surrender value...............................................      7
cash value accumulation test.......................................     27
close of business..................................................     37
Code...............................................................     39
Contact Information................................................      5
cost of insurance rates............................................     49
daily charge.......................................................     48
date of issue......................................................     38
death benefit......................................................      6
dollar cost averaging..............................................     33
Fixed Account......................................................     25
full surrender.....................................................      7
free look..........................................................     32
Fund, Funds........................................................      6
grace period.......................................................      9
guarantee period benefit...........................................     26
guideline premium test.............................................     27
insured person.....................................................      1
investment options.................................................     20
lapse..............................................................      9
lien...............................................................     41
loan (see "Policy loans" in this Index)............................     43
loan interest......................................................     43
Maturity, maturity date............................................     44
modified endowment contract........................................     54
monthly deduction days.............................................     38
monthly guarantee premium..........................................     31
monthly insurance charge...........................................     49
net amount at risk.................................................     13
Option 1, Option 2 and Option 3....................................      6
partial surrender..................................................     42
payment options....................................................     44
planned periodic premiums..........................................     31
Policy loans.......................................................     43
Policy month, year.................................................     38
preferred loans....................................................     43
premium class......................................................     47
premium payments...................................................     30
reinstate, reinstatement...........................................     52
required minimum death benefit.....................................     27

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                        Page to
                                                                    See in this
Defined Term                                                         prospectus
------------                                                        -----------
required minimum death benefit percentage..........................     28
Separate Account VL-R..............................................     17
seven-pay test.....................................................     54
specified amount...................................................      6
supplemental coverage..............................................     29
surrender..........................................................     10
transfers..........................................................      7
valuation date.....................................................     37
Valuation period...................................................     37
variable investment options........................................     20

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                     REV. 1/2018

   FACTS     WHAT DOES AMERICAN INTERNATIONAL GROUP, INC. (AIG) DO
             WITH YOUR PERSONAL INFORMATION?

             Financial companies choose how they share your personal information. Federal law
   Why?      gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

             The types of personal information we collect and share depend on the product or service you have with us. This information can include:
                 .  Social Security number and Medical Information
   What?         .  Income and Credit History
                 .  Payment History and Employment Information
             When you are no longer our customer, we continue to share your information as described in this notice.

             All financial companies need to share customers' personal information to run their
   How?      everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons AGL and US Life chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information              Does AIG  Share?    Can you limit this sharing?
---------------------------------------------------------  -------------------  ---------------------------
For our everyday business purposes - such as to                   Yes                      No
process your transactions, maintain your account(s),
respond to court orders and legal investigations, conduct
research including data analytics, or report to credit
bureaus.
-----------------------------------------------------------------------------------------------------------
For our marketing purposes - to offer our products and            Yes                      No
services to you
-----------------------------------------------------------------------------------------------------------
For joint marketing with other financial companies                Yes                      No
-----------------------------------------------------------------------------------------------------------
For our affiliates' everyday business purposes -                  Yes                      No
information about your transactions and experiences
-----------------------------------------------------------------------------------------------------------
For our affiliates' everyday business purposes -                  No                 We don't share
information about your creditworthiness
-----------------------------------------------------------------------------------------------------------
For nonaffiliates to market to you                                No                 We don't share
-----------------------------------------------------------------------------------------------------------

Questions?     For AGL and US Life:
               Deferred variable annuity contracts: call 1-800-277-0914, send a secure message via our website at www.aig.com/annuities or write to us at P. O. Box 9655, Amarillo, TX 79105-9655.

               Deferred index annuity contacts or deferred fixed annuity contracts: call 1-800-424-4990, send a secure message via our website at www.aig.com/annuities or write to us at P.O. Box 871, Amarillo, TX 79105-0871.

               Variable universal life insurance policies: call 1-800-340-2765 or write to us at VUL Administration, P.O. Box 305600, Nashville, TN 37230-5600.

               Single premium immediate variable annuity contracts: call 1-877-299-1724, email us at immediateannuity@aig.com or write to us at Group Annuity Administration, P.O. Box 1277, Wilmington, DE 19899-1277

               Corporate Markets Group or High Net Worth life policies or annuity contracts: call 1-888-222-4943 (AGL), 1-877-883-6596
               (US Life) or 1-800-871-4536 (High Net Worth) or write to us at Affluent and Corporate Markets Group, 2929 Allen Parkway - A35-50, Houston, TX 77019.

               As administrator for annuities issued by John Alden Life Insurance Company or Renaissance Life and Health Insurance Company of America:call 1-800-424-4990 (AGL) or 1-800-289-0256
               (US Life).

               For VALIC:
               Deferred variable annuity contracts or index annuity contracts: call 1-800-445-7862, send a secure message via our website at www.aig.com/annuities or write to us at Annuity Service Center, P.O. Box 15570, Amarillo, TX 79105-5570.

               Deferred fixed annuities: call 1-888-569-6128, go to www.aig.com/annuities or write to us at VALIC Document Control, P.O. Box 15648, Amarillo, TX 79105-5648.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                     Rev. 1/2018
                                                                          Page 2

Who we are

Who is providing this           American International Group, Inc. (AIG) member
notice?                         companies issuing the insurance products listed
                                above (See "Other Information" below for a list of company names).

 WHAT WE DO
How does AIG protect            To protect your personal information from
my personal                     unauthorized access and use, we use security
information?                    measures that comply with federal law. These
                                measures include computer safeguards and secured files and buildings.We restrict access to employees, representatives, agents, or selected third parties who have been trained to handle nonpublic personal information.

How does AIG collect            We collect your personal information, for
my personal                     example, when you
information?                    .   Open an account or give us your contact
                                    information
                                .   Provide account information or make a wire
                                    transfer
                                .   Deposit money or close/surrender an account
                                We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?  Federal law gives you the right to limit only
                                .   sharing for affiliates' everyday business
                                    purposes - information about your
                                    creditworthiness
                                .   affiliates from using your information to
                                    market to you
                                .   sharing for nonaffiliates to market to you
                                State laws may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates                      Companies related by common ownership or
                                control. They can be financial and non-financial companies.
                                .   Our affiliates include the member companies
                                    of American International Group, Inc.

Nonaffiliates                   Companies not related by common ownership or
                                control. They can be financial and nonfinancial companies.
                                .   AIG does not share with nonaffiliates so
                                    they can market to you.

Joint Marketing                 A formal agreement between nonaffiliated
                                financial companies that together market financial products or services to you.
                                .   Our joint marketing partners include
                                    companies with which we jointly offer
                                    investments and insurance products, such as a bank.

Other important information
This notice is provided by American General Life Insurance Company (AGL); The United States Life Insurance Company in the City of New York(US Life); The Variable Annuity Life Insurance Company (VALIC); VALIC Financial Advisors, Inc.; AIG Capital Services, Inc.; and American General Life Insurance Company and The United States Life Insurance Company in the City of New York as administrator for John Alden Life Insurance Company and Renaissance Life and Health Insurance Company of America.

You have the right to see and, if necessary, correct personal data. This requires a written request, both to see your personal data and to request correction. We do not have to change our records if we do not agree with your correction, but we will place your statement in our file. If you would like a more detailed description of our information practices and your rights, please write us at the addresses indicated on the first page.

For Vermont Residents only. We will not disclose information about your creditworthiness to our affiliates and will not disclose your personal information, financial information, credit report, or health information to nonaffiliated third parties to market to you,other than as permitted by Vermont law, unless you authorize us to make those disclosures. Additional information concerning our privacy policies can be found using the contact information above for Questions.

For California Residents only. We will not share information we collect about you with nonaffiliated third parties, except as permitted by California law, such as to process your transactions or to maintain your account.

For Nevada Residents only. We are providing this notice pursuant to Nevada state law. You may be placed on our internal Do Not Call List by using the contact information referenced in the Questions section. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number: 702-486-3132; email: aginfo@ag.nv.gov. You may contact our customer service department by using the contact information referenced in the Questions section.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

Enroll in VUL eDelivery The natural choice.

Every day the choices we        VUL eDelivery is an electronic service enabling you to receive email notifications
make impact those around us.    when your account-related documents are available to view online.
How about making a choice
that impacts our environment?   It's fast, simple and saves our environment!
When you enroll in VUL          To enroll in VUL eDelivery, call Customer Service or log in to eService at
eDelivery,you do that.          www.aig.com/eservice. After you sign on, select "My Profile" and edit your communication preference. Once you've subscribed to
We have partnered with the      VUL eDelivery, you will get a change confirmation email.
National Forest Foundation
and for every enrollment in     Need further convincing?
VUL eDelivery, a tree will      By choosing VUL eDelivery, you can:
be planted in appreciation.
                                .  Preserve the environment
                                .  Reduce paperwork clutter
                                .  Receive documents faster

                                Sign up for VUL eDelivery and make the natural choice.

[LOGO OF AIG]                               [LOGO OF NATIONAL FOREST FOUNDATION]

Not available for all products. Policies issued by American General Life Insurance Company (AGL) except in New York, where issued by The United States Life Insurance Company in the City of New York (US Life). Issuing companies AGL and US Life are responsible for financial obligations of insurance products and are members of American International Group, Inc. (AIG). Products may not be available in all states and product features may vary by state. For more information, contact Customer Service at VUL Administration, P.O. Box 305600, Nashville, TN 37230-5600. Phone number 800-340-2765 or for hearing impaired 888-436-5256.

AGLC105386 REV0318 (C)2018 AIG. All rights reserved.

For more information on the National Forest Foundation please visit www.nationalforests.org.

 LOGO

For additional information about the Platinum          For eService and
Investor(R) III Policies and the Separate          eDelivery, or to view and
Account, you may request a copy of the Statement     Print Policy or Fund
of Additional Information (the "SAI"), dated       prospectuses visit us at
May 1, 2018. We have filed the SAI with the SEC      www.aig.com/eservice
and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund Prospectuses if you write us at our Administrative Center, which is located at VUL Administration, P.O. Box 305600,
Nashville, Tennessee 37230-5600 or call us at 1-800-340-2765. You may also obtain the SAI from your AGL representative through which the Policies may be purchased. Additional information about the Platinum Investor III Policies, including personalized illustrations of death benefits, cash surrender values, and accumulation values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above.
We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090.
Reports and other information about the Separate
Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F
Street N.E., Washington, D.C. 20549.

Policies issued by:
American General Life Insurance Company
2727-A Allen Parkway, Houston, TX 77019

Platinum Investor III Flexible Premium Variable
Universal Life Insurance
Policy Form Number 00600

Not available in the state of New York

Distributed by AIG Capital Services, Inc.
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company
("AGL") are its responsibility. AGL is
responsible for its own financial condition and contractual obligations and is a member of American International Group, Inc. ("AIG"). The commitments under the Policies are AGL's and AIG has no legal obligation to back those commitments. AGL does not solicit business in the state of New York. The Policies are not available in all states.

(C) 2018. American International Group, Inc. All
  Rights Reserved                                     ICA File No. 811-08561

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL-R

                           PLATINUM INVESTOR(R) III

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

               P.O. BOX 305600, NASHVILLE, TENNESSEE 37230-5600

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2018

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account" or "Separate Account VL-R") dated May 1, 2018, describing the Platinum Investor III flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL" or "Company") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

     GENERAL INFORMATION.............................................. 3

        AGL........................................................... 3
        Separate Account VL-R......................................... 3
        American Home Assurance Company............................... 3

     SERVICES......................................................... 4

     DISTRIBUTION OF THE POLICIES..................................... 4

     PERFORMANCE INFORMATION.......................................... 6

     ADDITIONAL INFORMATION ABOUT THE POLICIES........................ 6

            Unisex policies........................................... 6
            Cost of insurance rates................................... 6
            Special purchase plans.................................... 7
            Underwriting procedures and cost of insurance charges..... 7
            Certain arrangements...................................... 7
        More About the Fixed Account.................................. 8
            Our general account....................................... 8
            How we declare interest................................... 8
        Adjustments to Death Benefit.................................. 8
            Suicide................................................... 8
            Wrong age or sex.......................................... 8
            Death during grace period................................. 8

     ACTUARIAL EXPERT................................................. 8

     MATERIAL CONFLICTS............................................... 9

     FINANCIAL STATEMENTS............................................. 9

                              GENERAL INFORMATION

AGL

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

   More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

   The commitments under the Contracts are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

Separate Account VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, Separate Account VL-R is divided into 88 separate "divisions," 57 of which are available under the Policies offered by the prospectus as variable "investment options" (14 of these 57 investment options are not available to all Policy owners). All of these 57 divisions and the remaining 31 divisions are offered under other AGL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

American Home Assurance Company

   All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc.

                                   SERVICES

   AGL and American General Life Companies, LLC ("AGLC"), were previously parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services.

   AGLC was merged into AGL at the end of 2011. AIG now provides the services that were previously provided by AGLC. During 2017, 2016 and 2015, AGL paid AIG for these services $108,138,878, $89,508,561 and $89,509,306, respectively. AGL is reimbursed by the Affiliates at cost, to the extent the services apply to the Affiliates.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   The Policies are offered on a continuous basis through AIG Capital Services, Inc. ("ACS"), located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997. ACS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA"). The Company and ACS are each an indirect, wholly owned subsidiary of AIG. No underwriting fees are paid in connection with the distribution of the policies.

   We and ACS have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

   . 90% of the premiums received in the first Policy year up to a "target" amount;

   . 3% of the premiums up to the target amount received in each of Policy years 2 through 10;

   . 3% of the premiums in excess of the target amount received in each of Policy years 1 through 10;

   . 0.25% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 20;

   . 0.15% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each Policy year after Policy year 20;

   . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

   . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

   The greater the percentage of supplemental coverage the owner selects when applying for a Policy or on future increases to the specified amount, the less compensation we would pay either for the sale of the Policy or for any additional premiums received during the first 10 Policy years (we do not pay compensation for premiums we receive after the 10th Policy year). We will pay the maximum level of compensation if the owner chooses 100% base coverage.

   At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 115% of the premiums we receive in the first Policy year.

   The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

   The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

   We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

   We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. The Plan is closed to new participants. Some of our agents may be registered representatives of broker-dealers that are or were our affiliates and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

   Unisex policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. In general, we do not offer the Policies for sale in situations which, under current law, require unisex premiums or benefits. However, we offer Platinum Investor III Policies on both a unisex and sex-distinct basis.

   Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

   Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

   Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

   Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

   Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

More About the Fixed Account

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate shown on your Policy Schedule.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

   Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   Wrong age or sex. If the age or sex of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Tim Donovan, who is Chief Life Pricing Actuary--Life, Health and Disability of AGL. An opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

   .   state insurance law or federal income tax law changes;

   .   investment management of an investment portfolio changes; or

   . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, serves as the independent registered public accounting firm for the Separate Account VL-R and AGL. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of American Home.

   You may obtain a free copy of these financial statements if you write us at our VUL Administration Department or call us at 1-800-340-2765. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

   The following financial statements are included in the Statement of Additional Information in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

   . The Audited Financial Statements of Separate Account VL-R of American General Life Insurance Company as of December 31, 2017 and for each of the two years in the period ended December 31, 2017.

   . The Audited Consolidated Financial Statements of American General Life Insurance Company as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017.

   . The Audited Statutory Financial Statements of American Home Assurance Company as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017.

   The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

   You should only consider the statutory financial statements of American Home Assurance Company ("American Home") that we include in the Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under Policies issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Policies with an issue date after the Point of Termination are not covered by the American Home guarantee.

American General
Life Companies

                                                          Separate Account VL-R
                                        American General Life Insurance Company

                                                                           2017

                                                                  Annual Report

                                                              December 31, 2017

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Separate Account VL-R

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts indicated in Note 1 (constituting Separate Account VL-R sponsored by American General Life Insurance Company, hereafter collectively referred to as the "sub-accounts") as of December 31, 2017, and the related statements of operations and changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts in Separate Account VL-R as of December 31, 2017, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company's management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts in Separate Account VL-R based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to each of the sub-accounts in Separate Account VL-R in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the mutual fund companies and transfer agents. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 27, 2018

We have served as the auditor of one or more of the sub-accounts in the AIG Life and Retirement Separate Account Group since at least 1994. We have not determined the specific year we began serving as auditor.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

                                                                                      Due from (to) Company's
                                                                       Investments at    General Account,
Sub-accounts                                                             Fair Value             Net           Net Assets
------------                                                           -------------- ----------------------- -----------
Alger Capital Appreciation Portfolio Class 1-2                          $ 8,151,701           $    --         $ 8,151,701
Alger Mid Cap Growth Portfolio Class 1-2                                  3,394,794                --           3,394,794
American Century VP Value Fund Class I                                   16,556,042                --          16,556,042
American Funds Asset Allocation Fund Class 2                              1,473,785                --           1,473,785
American Funds Global Growth Fund Class 2                                   537,081                --             537,081
American Funds Growth Fund Class 2                                          811,781                --             811,781
American Funds Growth-Income Fund Class 2                                 1,464,609                --           1,464,609
American Funds High-Income Bond Fund Class 2                                262,674                --             262,674
American Funds International Fund Class 2                                   412,489                --             412,489
AST SA Wellington Capital Appreciation Portfolio Class 3                    162,533                --             162,533
AST SA Wellington Government and Quality Bond Portfolio Class 3              79,385                --              79,385
Dreyfus IP MidCap Stock Portfolio Initial Shares                          5,029,990                --           5,029,990
Dreyfus VIF International Value Portfolio Initial Shares                    145,813                --             145,813
Dreyfus VIF Opportunistic Small Cap Portfolio Initial Shares              8,315,220                --           8,315,220
Dreyfus VIF Quality Bond Portfolio Initial Shares                         4,826,798                --           4,826,798
Fidelity VIP Asset Manager Portfolio Service Class 2                      4,494,686                --           4,494,686
Fidelity VIP Contrafund Portfolio Service Class 2                        33,416,374                --          33,416,374
Fidelity VIP Equity-Income Portfolio Service Class 2                     17,674,993                --          17,674,993
Fidelity VIP Freedom 2020 Portfolio Service Class 2                         387,130                --             387,130
Fidelity VIP Freedom 2025 Portfolio Service Class 2                         611,436                --             611,436
Fidelity VIP Freedom 2030 Portfolio Service Class 2                       2,741,857                --           2,741,857
Fidelity VIP Government Money Market Portfolio Service Class 2              517,760                --             517,760
Fidelity VIP Growth Portfolio Service Class 2                            19,660,993                --          19,660,993
Fidelity VIP Mid Cap Portfolio Service Class 2                           10,717,435                --          10,717,435
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2                   6,983,291                --           6,983,291
FTVIP Franklin Small Cap Value VIP Fund Class 2                           8,451,891                --           8,451,891
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2                         25,778                --              25,778
FTVIP Franklin U.S. Government Securities VIP Fund Class 2                1,928,613                --           1,928,613
FTVIP Templeton Foreign Securities Fund Class 2                           5,292,633                --           5,292,633
Goldman Sachs VIT Strategic Growth Fund Institutional Shares              3,384,434                --           3,384,434
Invesco V.I. American Franchise Fund Series I                                13,934                --              13,934
Invesco V.I. Core Equity Fund Series I                                    8,441,402                --           8,441,402
Invesco V.I. Global Real Estate Fund Series I                               407,776                --             407,776
Invesco V.I. Government Securities Fund Series I                             22,190                --              22,190
Invesco V.I. Growth and Income Fund Series I                             11,158,029                --          11,158,029
Invesco V.I. High Yield Fund Series I                                     2,067,557            (1,311)          2,066,246
Invesco V.I. International Growth Fund Series I                           8,074,309                --           8,074,309
Janus Henderson VIT Enterprise Portfolio Service Shares                   6,766,100                --           6,766,100
Janus Henderson VIT Forty Portfolio Service Shares                          686,757                --             686,757
Janus Henderson VIT Global Research Portfolio Service Shares              3,240,331                --           3,240,331
Janus Henderson VIT Overseas Portfolio Service Shares                     7,631,682                --           7,631,682
JP Morgan Insurance Trust Core Bond Portfolio Class 1                       721,668                --             721,668
JP Morgan Insurance Trust Mid Cap Value Portfolio Class 1                   809,906                --             809,906
JP Morgan Insurance Trust Small Cap Core Portfolio Class 1                3,906,888                --           3,906,888
MFS VIT Growth Series Initial Class                                      12,198,289                --          12,198,289
MFS VIT II Core Equity Portfolio Initial Class                            4,723,419               (66)          4,723,353
MFS VIT New Discovery Series Initial Class                                5,773,273                --           5,773,273
MFS VIT Research Series Initial Class                                     3,142,778                --           3,142,778
MFS VIT Total Return Series Initial Class                                   329,481                --             329,481
Morgan Stanley VIF Growth Portfolio - Class I shares                      3,716,998                --           3,716,998
Neuberger Berman AMT Large Cap Value Portfolio Class I                       29,018                --              29,018
Neuberger Berman AMT Mid Cap Growth Portfolio Class I                     6,640,794                --           6,640,794
Neuberger Berman AMT Socially Responsive Portfolio Class I                  132,321                --             132,321
Oppenheimer Conservative Balanced Fund/VA Non Service Shares              1,318,894                --           1,318,894
Oppenheimer Global Fund/VA Non Service Shares                             8,328,431                --           8,328,431
Oppenheimer Global Strategic Income Fund/VA Non Service Shares                5,034                --               5,034
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class       793,866                --             793,866
PIMCO VIT Global Bond Portfolio (Unhedged) Administrative Class             185,779                --             185,779
PIMCO VIT Real Return Portfolio Administrative Class                      8,525,775                --           8,525,775
PIMCO VIT Short-Term Portfolio Administrative Class                       3,716,064                --           3,716,064
PIMCO VIT Total Return Portfolio Administrative Class                    12,770,068                --          12,770,068
Pioneer Fund VCT Portfolio Class I                                        1,837,936                --           1,837,936
Pioneer Mid Cap Value VCT Portfolio Class I                               1,228,114                --           1,228,114

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017


                                                                     Due from (to) Company's
                                                      Investments at    General Account,
Sub-accounts                                            Fair Value             Net           Net Assets
------------                                          -------------- ----------------------- -----------
Pioneer Select Mid Cap Growth VCT Portfolio Class I    $ 2,961,550             $--           $ 2,961,550
Putnam VT Diversified Income Fund Class IB               6,182,584              --             6,182,584
Putnam VT Equity Income Fund - Class IB                 13,587,892              --            13,587,892
Putnam VT Growth Opportunities Fund Class IB               173,600              --               173,600
Putnam VT International Value Fund Class IB              4,380,642              --             4,380,642
Putnam VT Multi-Cap Growth Fund Class IB                    42,592              --                42,592
Putnam VT Small Cap Value Fund Class IB                    243,156              --               243,156
SST SA Multi-Managed Mid Cap Value Portfolio Class 3        45,247              --                45,247
SAST SA JPMorgan Balanced Portfolio Class 1              2,944,647              --             2,944,647
SAST SA WellsCap Aggressive Growth Portfolio Class 1     1,726,026              --             1,726,026
VALIC Company I Dynamic Allocation Fund                  2,099,939              --             2,099,939
VALIC Company I Emerging Economies Fund                     84,620              --                84,620
VALIC Company I Foreign Value Fund                          59,127              --                59,127
VALIC Company I Government Money Market I Fund           9,151,018              --             9,151,018
VALIC Company I International Equities Index Fund        2,865,338              --             2,865,338
VALIC Company I Mid Cap Index Fund                      16,438,059              --            16,438,059
VALIC Company I Nasdaq-100 Index Fund                    7,283,551              --             7,283,551
VALIC Company I Science & Technology Fund                3,603,939              --             3,603,939
VALIC Company I Small Cap Index Fund                     8,161,335              --             8,161,335
VALIC Company I Stock Index Fund                        22,675,504              --            22,675,504
VALIC Company II Mid Cap Value Fund                         55,792              --                55,792
VALIC Company II Socially Responsible Fund                  40,460              --                40,460
VALIC Company II Strategic Bond Fund                       172,262              --               172,262
Vanguard VIF High Yield Bond Portfolio                   6,909,788              --             6,909,788
Vanguard VIF REIT Index Portfolio                       13,145,749              --            13,145,749

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2017

                                                                           Net Asset
                                                                           Value per Shares at   Cost of Shares
Sub-accounts                                                      Shares     Share   Fair Value       Held      Level*
------------                                                     --------- --------- ----------- -------------- ------
Alger Capital Appreciation Portfolio Class 1-2                      98,641  $82.64   $ 8,151,701  $ 7,208,547     1
Alger Mid Cap Growth Portfolio Class 1-2                           135,792   25.00     3,394,794    2,551,451     1
American Century VP Value Fund Class I                           1,476,899   11.21    16,556,042   12,644,994     1
American Funds Asset Allocation Fund Class 2                        62,741   23.49     1,473,785    1,366,860     1
American Funds Global Growth Fund Class 2                           17,761   30.24       537,081      452,994     1
American Funds Growth Fund Class 2                                  10,495   77.35       811,781      718,041     1
American Funds Growth-Income Fund Class 2                           29,463   49.71     1,464,609    1,336,420     1
American Funds High-Income Bond Fund Class 2                        26,189   10.03       262,674      267,170     1
American Funds International Fund Class 2                           19,070   21.63       412,489      369,536     1
AST SA Wellington Capital Appreciation Portfolio Class 3             3,726   43.62       162,533      149,306     1
AST SA Wellington Government and Quality Bond Portfolio Class 3      5,294   15.00        79,385       79,326     1
Dreyfus IP MidCap Stock Portfolio Initial Shares                   222,961   22.56     5,029,990    4,325,997     1
Dreyfus VIF International Value Portfolio Initial Shares            11,884   12.27       145,813      127,082     1
Dreyfus VIF Opportunistic Small Cap Portfolio Initial Shares       136,494   60.92     8,315,220    5,468,868     1
Dreyfus VIF Quality Bond Portfolio Initial Shares                  403,578   11.96     4,826,798    4,831,416     1
Fidelity VIP Asset Manager Portfolio Service Class 2               302,469   14.86     4,494,686    4,670,798     1
Fidelity VIP Contrafund Portfolio Service Class 2                  901,926   37.05    33,416,374   28,499,840     1
Fidelity VIP Equity-Income Portfolio Service Class 2               757,933   23.32    17,674,993   16,246,381     1
Fidelity VIP Freedom 2020 Portfolio Service Class 2                 27,771   13.94       387,130      353,864     1
Fidelity VIP Freedom 2025 Portfolio Service Class 2                 42,052   14.54       611,436      555,320     1
Fidelity VIP Freedom 2030 Portfolio Service Class 2                187,798   14.60     2,741,857    2,427,102     1
Fidelity VIP Government Money Market Portfolio Service Class 2     517,760    1.00       517,760      517,760     1
Fidelity VIP Growth Portfolio Service Class 2                      269,846   72.86    19,660,993   14,745,681     1
Fidelity VIP Mid Cap Portfolio Service Class 2                     283,605   37.79    10,717,435    9,326,404     1
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2            342,991   20.36     6,983,291    6,823,363     1
FTVIP Franklin Small Cap Value VIP Fund Class 2                    426,863   19.80     8,451,891    8,148,244     1
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2                 1,446   17.83        25,778       27,849     1
FTVIP Franklin U.S. Government Securities VIP Fund Class 2         159,653   12.08     1,928,613    2,000,191     1
FTVIP Templeton Foreign Securities Fund Class 2                    342,122   15.47     5,292,633    5,004,592     1
Goldman Sachs VIT Strategic Growth Fund Institutional Shares       171,537   19.73     3,384,434    2,360,390     1
Invesco V.I. American Franchise Fund Series I                          221   62.97        13,934       12,627     1
Invesco V.I. Core Equity Fund Series I                             229,886   36.72     8,441,402    7,453,968     1
Invesco V.I. Global Real Estate Fund Series I                       23,449   17.39       407,776      382,748     1
Invesco V.I. Government Securities Fund Series I                     1,945   11.41        22,190       22,797     1
Invesco V.I. Growth and Income Fund Series I                       491,543   22.70    11,158,029   10,496,798     1
Invesco V.I. High Yield Fund Series I                              375,237    5.51     2,067,557    2,052,525     1
Invesco V.I. International Growth Fund Series I                    202,414   39.89     8,074,309    6,851,881     1
Janus Henderson VIT Enterprise Portfolio Service Shares            101,486   66.67     6,766,100    5,291,968     1
Janus Henderson VIT Forty Portfolio Service Shares                  18,149   37.84       686,757      638,301     1
Janus Henderson VIT Global Research Portfolio Service Shares        64,587   50.17     3,240,331    2,280,304     1
Janus Henderson VIT Overseas Portfolio Service Shares              248,266   30.74     7,631,682    7,490,334     1
JP Morgan Insurance Trust Core Bond Portfolio Class 1               65,966   10.94       721,668      727,647     1
JP Morgan Insurance Trust Mid Cap Value Portfolio Class 1           68,462   11.83       809,906      668,670     1
JP Morgan Insurance Trust Small Cap Core Portfolio Class 1         152,375   25.64     3,906,888    3,357,067     1
MFS VIT Growth Series Initial Class                                249,454   48.90    12,198,289    8,374,672     1
MFS VIT II Core Equity Portfolio Initial Class                     187,363   25.21     4,723,419    4,335,611     1
MFS VIT New Discovery Series Initial Class                         287,227   20.10     5,773,273    4,978,826     1
MFS VIT Research Series Initial Class                              106,535   29.50     3,142,778    2,778,739     1
MFS VIT Total Return Series Initial Class                           13,339   24.70       329,481      307,598     1
Morgan Stanley VIF Growth Portfolio - Class I shares               114,793   32.38     3,716,998    3,096,032     1
Neuberger Berman AMT Large Cap Value Portfolio Class I               1,737   16.71        29,018       25,688     1
Neuberger Berman AMT Mid Cap Growth Portfolio Class I              238,963   27.79     6,640,794    5,939,765     1
Neuberger Berman AMT Socially Responsive Portfolio Class I           5,167   25.61       132,321      126,564     1
Oppenheimer Conservative Balanced Fund/VA Non Service Shares        82,845   15.92     1,318,894    1,205,174     1
Oppenheimer Global Fund/VA Non Service Shares                      175,631   47.42     8,328,431    6,744,280     1
Oppenheimer Global Strategic Income Fund/VA Non Service Shares         981    5.13         5,034        4,955     1
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative
  Class                                                            110,875    7.16       793,866      724,918     1
PIMCO VIT Global Bond Portfolio (Unhedged) Administrative Class     15,116   12.29       185,779      187,279     1
PIMCO VIT Real Return Portfolio Administrative Class               686,455   12.42     8,525,775    8,989,433     1
PIMCO VIT Short-Term Portfolio Administrative Class                358,348   10.37     3,716,064    3,690,522     1
PIMCO VIT Total Return Portfolio Administrative Class            1,167,282   10.94    12,770,068   12,913,563     1
Pioneer Fund VCT Portfolio Class I                                 100,489   18.29     1,837,936    2,022,062     1
Pioneer Mid Cap Value VCT Portfolio Class I                         58,177   21.11     1,228,114    1,170,635     1
Pioneer Select Mid Cap Growth VCT Portfolio Class I                 97,967   30.23     2,961,550    2,534,891     1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2017

                                                                Net Asset
                                                                Value per Shares at   Cost of Shares
Sub-accounts                                           Shares     Share   Fair Value       Held      Level*
------------                                          --------- --------- ----------- -------------- ------
Putnam VT Diversified Income Fund Class IB            1,006,936  $ 6.14   $ 6,182,584  $ 6,928,229     1
Putnam VT Equity Income Fund - Class IB                 509,100   26.69    13,587,892   12,036,970     1
Putnam VT Growth Opportunities Fund Class IB             17,412    9.97       173,600      134,321     1
Putnam VT International Value Fund Class IB             377,967   11.59     4,380,642    3,777,498     1
Putnam VT Multi-Cap Growth Fund Class IB                  1,094   38.92        42,592       30,309     1
Putnam VT Small Cap Value Fund Class IB                  15,010   16.20       243,156      223,941     1
SST SA Multi-Managed Mid Cap Value Portfolio Class 3      2,657   17.03        45,247       47,446     1
SAST SA JPMorgan Balanced Portfolio Class 1             144,474   20.38     2,944,647    2,787,060     1
SAST SA WellsCap Aggressive Growth Portfolio Class 1     77,459   22.28     1,726,026    1,358,731     1
VALIC Company I Dynamic Allocation Fund                 161,619   12.99     2,099,939    1,820,699     1
VALIC Company I Emerging Economies Fund                   8,954    9.45        84,620       65,061     1
VALIC Company I Foreign Value Fund                        5,327   11.10        59,127       50,995     1
VALIC Company I Government Money Market I Fund        9,151,018    1.00     9,151,018    9,151,018     1
VALIC Company I International Equities Index Fund       374,065    7.66     2,865,338    2,516,098     1
VALIC Company I Mid Cap Index Fund                      558,738   29.42    16,438,059   13,550,255     1
VALIC Company I Nasdaq-100 Index Fund                   542,739   13.42     7,283,551    5,356,372     1
VALIC Company I Science & Technology Fund               120,916   29.81     3,603,939    2,829,713     1
VALIC Company I Small Cap Index Fund                    357,796   22.81     8,161,335    6,833,977     1
VALIC Company I Stock Index Fund                        555,636   40.81    22,675,504   17,689,965     1
VALIC Company II Mid Cap Value Fund                       2,413   23.12        55,792       51,868     1
VALIC Company II Socially Responsible Fund                1,839   22.00        40,460       35,167     1
VALIC Company II Strategic Bond Fund                     14,992   11.49       172,262      167,238     1
Vanguard VIF High Yield Bond Portfolio                  849,912    8.13     6,909,788    6,736,376     1
Vanguard VIF REIT Index Portfolio                     1,000,438   13.14    13,145,749   12,978,474     1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                               Alger Capital Alger Mid Cap   American     American     American
                                                               Appreciation     Growth      Century VP  Funds Asset  Funds Global
                                                                 Portfolio     Portfolio    Value Fund   Allocation  Growth Fund
                                                                 Class 1-2     Class 1-2     Class I    Fund Class 2   Class 2
                                                               ------------- ------------- -----------  ------------ ------------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                    $   12,455    $       --   $   267,484   $   20,857    $  3,154
   Mortality and expense risk and administrative charges           (32,374)      (14,795)      (72,926)      (1,801)       (314)
                                                                ----------    ----------   -----------   ----------    --------
   Net investment income (loss)                                    (19,919)      (14,795)      194,558       19,056       2,840
   Net realized gain (loss)                                        146,934       151,773     1,187,435       13,277       3,399
   Capital gain distribution from mutual funds                     484,283        74,821            --       52,328      12,071
   Change in unrealized appreciation (depreciation) of
     investments                                                 1,280,885       539,247       (87,416)      87,138      96,485
                                                                ----------    ----------   -----------   ----------    --------
Increase (decrease) in net assets from operations                1,892,183       751,046     1,294,577      171,799     114,795
                                                                ----------    ----------   -----------   ----------    --------

From contract transactions:
   Payments received from contract owners                          256,583       179,294       782,895       60,904       8,090
   Payments for contract benefits or terminations                 (211,827)      (76,404)     (709,204)          --     (50,884)
   Policy loans                                                    (21,916)        1,766       (84,126)          --       6,475
   Transfers between sub-accounts (including fixed account),
     net                                                           250,481       122,211      (474,798)     442,996     140,497
   Contract maintenance charges                                   (185,087)     (131,820)     (771,592)     (24,062)     (6,320)
                                                                ----------    ----------   -----------   ----------    --------
Increase (decrease) in net assets from contract transactions        88,234        95,047    (1,256,825)     479,838      97,858
                                                                ----------    ----------   -----------   ----------    --------

Increase (decrease) in net assets                                1,980,417       846,093        37,752      651,637     212,653
Net assets at beginning of period                                6,171,284     2,548,701    16,518,290      822,148     324,428
                                                                ----------    ----------   -----------   ----------    --------
Net assets at end of period                                     $8,151,701    $3,394,794   $16,556,042   $1,473,785    $537,081
                                                                ==========    ==========   ===========   ==========    ========

Beginning units                                                    308,315       177,407       819,555       71,357      29,438
Units issued                                                        57,242        33,730       119,692       56,676      16,288
Units redeemed                                                     (42,816)      (26,303)     (178,042)     (17,181)     (7,852)
                                                                ----------    ----------   -----------   ----------    --------
Ending units                                                       322,741       184,834       761,205      110,852      37,874
                                                                ==========    ==========   ===========   ==========    ========

For the Year Ended December 31, 2016
From operations:
   Dividends                                                    $   11,805    $       --   $   265,034   $   12,061    $  2,619
   Mortality and expense risk and administrative charges           (30,688)      (12,742)      (75,913)      (4,157)     (1,256)
                                                                ----------    ----------   -----------   ----------    --------
   Net investment income (loss)                                    (18,883)      (12,742)      189,121        7,904       1,363
   Net realized gain (loss)                                         36,108        99,769     1,485,463       (2,227)     (1,930)
   Capital gain distribution from mutual funds                      48,935            --            --       14,055      17,986
   Change in unrealized appreciation (depreciation) of
     investments                                                   (72,951)      (83,595)    1,114,017       33,969     (10,650)
                                                                ----------    ----------   -----------   ----------    --------
Increase (decrease) in net assets from operations                   (6,791)        3,432     2,788,601       53,701       6,769
                                                                ----------    ----------   -----------   ----------    --------

From contract transactions:
   Payments received from contract owners                          298,755       182,662       820,645       58,501       7,859
   Payments for contract benefits or terminations                 (219,137)      (94,238)     (937,875)          --          --
   Policy loans                                                    (18,396)      (70,947)     (118,353)          --      (3,138)
   Transfers between sub-accounts (including fixed account),
     net                                                          (191,757)       (5,655)     (262,929)      74,645          18
   Contract maintenance charges                                    (96,781)     (136,490)     (680,563)     153,168     200,917
                                                                ----------    ----------   -----------   ----------    --------
Increase (decrease) in net assets from contract transactions      (227,316)     (124,668)   (1,179,075)     286,314     205,656
                                                                ----------    ----------   -----------   ----------    --------

Increase (decrease) in net assets                                 (234,107)     (121,236)    1,609,526      340,015     212,425
Net assets at beginning of period                                6,405,391     2,669,937    14,908,764      482,133     112,003
                                                                ----------    ----------   -----------   ----------    --------
Net assets at end of period                                     $6,171,284    $2,548,701   $16,518,290   $  822,148    $324,428
                                                                ==========    ==========   ===========   ==========    ========

Beginning units                                                    306,548       182,860       870,970       45,797       9,466
Units issued                                                        56,280        31,659       161,807       39,751      22,370
Units redeemed                                                     (54,513)      (37,112)     (213,222)     (14,191)     (2,398)
                                                                ----------    ----------   -----------   ----------    --------
Ending units                                                       308,315       177,407       819,555       71,357      29,438
                                                                ==========    ==========   ===========   ==========    ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                                                       AST SA
                                                                              American                               Wellington
                                                                                Funds      American     American      Capital
                                                                  American     Growth-   Funds High-      Funds     Appreciation
                                                                Funds Growth Income Fund Income Bond  International  Portfolio
                                                                Fund Class 2   Class 2   Fund Class 2 Fund Class 2    Class 3
                                                                ------------ ----------- ------------ ------------- ------------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                      $  3,582   $   18,187    $ 16,574     $  4,225      $     --
   Mortality and expense risk and administrative charges              (308)        (797)       (286)        (193)          (80)
                                                                  --------   ----------    --------     --------      --------
   Net investment income (loss)                                      3,274       17,390      16,288        4,032           (80)
   Net realized gain (loss)                                         11,211           36         681        1,657           716
   Capital gain distribution from mutual funds                      56,942       65,229          --        2,255        12,739
   Change in unrealized appreciation (depreciation) of
     investments                                                    80,855      130,384      (4,835)      49,639        22,601
                                                                  --------   ----------    --------     --------      --------
Increase (decrease) in net assets from operations                  152,282      213,039      12,134       57,583        35,976
                                                                  --------   ----------    --------     --------      --------

From contract transactions:
   Payments received from contract owners                           14,146       19,415       8,173       10,476         6,163
   Payments for contract benefits or terminations                       --       (7,855)         --           --            --
   Policy loans                                                         --          (30)        (19)          --            --
   Transfers between sub-accounts (including fixed account),
     net                                                           163,312      512,775     110,053      199,312        25,342
   Contract maintenance charges                                     (8,205)     (12,736)     (6,542)      (3,795)       (3,047)
                                                                  --------   ----------    --------     --------      --------
Increase (decrease) in net assets from contract transactions       169,253      511,569     111,665      205,993        28,458
                                                                  --------   ----------    --------     --------      --------

Increase (decrease) in net assets                                  321,535      724,608     123,799      263,576        64,434
Net assets at beginning of period                                  490,246      740,001     138,875      148,913        98,099
                                                                  --------   ----------    --------     --------      --------
Net assets at end of period                                       $811,781   $1,464,609    $262,674     $412,489      $162,533
                                                                  ========   ==========    ========     ========      ========

Beginning units                                                     40,194       62,791      13,125       15,568         8,075
Units issued                                                        20,071       50,684      11,519       20,237         3,575
Units redeemed                                                      (7,311)     (10,629)     (1,205)      (2,880)       (1,547)
                                                                  --------   ----------    --------     --------      --------
Ending units                                                        52,954      102,846      23,439       32,925        10,103
                                                                  ========   ==========    ========     ========      ========

For the Year Ended December 31, 2016
From operations:
   Dividends                                                      $  3,343   $    9,668    $  7,495     $  1,941      $     --
   Mortality and expense risk and administrative charges            (2,213)      (3,187)       (568)        (722)         (485)
                                                                  --------   ----------    --------     --------      --------
   Net investment income (loss)                                      1,130        6,481       6,927        1,219          (485)
   Net realized gain (loss)                                         (1,285)      (5,488)     (1,297)      (3,228)       (5,483)
   Capital gain distribution from mutual funds                      30,361       50,984          --        9,470        11,349
   Change in unrealized appreciation (depreciation) of
     investments                                                    12,254       11,208       9,616       (1,911)       (3,393)
                                                                  --------   ----------    --------     --------      --------
Increase (decrease) in net assets from operations                   42,460       63,185      15,246        5,550         1,988
                                                                  --------   ----------    --------     --------      --------

From contract transactions:
   Payments received from contract owners                           14,757       24,680       5,194       10,602         6,180
   Policy loans                                                         --       (3,577)     (2,197)          --            --
   Transfers between sub-accounts (including fixed account),
     net                                                            29,834        1,732         134        6,193             5
   Contract maintenance charges                                    279,951      369,592      57,731       73,348        32,754
                                                                  --------   ----------    --------     --------      --------
Increase (decrease) in net assets from contract transactions       324,542      392,427      60,862       90,143        38,939
                                                                  --------   ----------    --------     --------      --------

Increase (decrease) in net assets                                  367,002      455,612      76,108       95,693        40,927
Net assets at beginning of period                                  123,244      284,389      62,767       53,220        57,172
                                                                  --------   ----------    --------     --------      --------
Net assets at end of period                                       $490,246   $  740,001    $138,875     $148,913      $ 98,099
                                                                  ========   ==========    ========     ========      ========

Beginning units                                                     10,934       25,944       6,865        5,694         4,639
Units issued                                                        34,349       42,447       8,921       11,584         4,868
Units redeemed                                                      (5,089)      (5,600)     (2,661)      (1,710)       (1,432)
                                                                  --------   ----------    --------     --------      --------
Ending units                                                        40,194       62,791      13,125       15,568         8,075
                                                                  ========   ==========    ========     ========      ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                             AST SA
                                           Wellington                        Dreyfus VIF       Dreyfus VIF
                                           Government      Dreyfus IP       International     Opportunistic      Dreyfus VIF
                                          and Quality     MidCap Stock          Value           Small Cap       Quality Bond
                                         Bond Portfolio Portfolio Initial Portfolio Initial Portfolio Initial Portfolio Initial
                                            Class 3          Shares            Shares            Shares            Shares
                                         -------------- ----------------- ----------------- ----------------- -----------------
For the Year Ended December 31, 2017
From operations:
   Dividends                                $ 1,202        $   52,173         $  1,861         $       --        $  102,333
   Mortality and expense risk and
     administrative charges                     (32)          (20,853)            (371)           (33,747)          (22,134)
                                            -------        ----------         --------         ----------        ----------
   Net investment income (loss)               1,170            31,320            1,490            (33,747)           80,199
   Net realized gain (loss)                    (176)          124,544              109            277,080           (10,213)
   Capital gain distribution from
     mutual funds                                --            77,080               --             87,673                --
   Change in unrealized appreciation
     (depreciation) of investments              772           442,726           29,719          1,316,412           121,401
                                            -------        ----------         --------         ----------        ----------
Increase (decrease) in net assets from
  operations                                  1,766           675,670           31,318          1,647,418           191,387
                                            -------        ----------         --------         ----------        ----------

From contract transactions:
   Payments received from contract
     owners                                   4,141           209,653           10,941            422,761           290,134
   Payments for contract benefits or
     terminations                                --          (160,233)          (1,976)          (295,089)         (187,139)
   Policy loans                                  --           (28,573)           2,523             24,072               (99)
   Transfers between sub-accounts
     (including fixed account), net          16,155          (149,085)          (1,739)           (54,102)           94,236
   Contract maintenance charges                (865)         (352,460)          (5,216)          (462,342)         (426,887)
                                            -------        ----------         --------         ----------        ----------
Increase (decrease) in net assets from
  contract transactions                      19,431          (480,698)           4,533           (364,700)         (229,755)
                                            -------        ----------         --------         ----------        ----------

Increase (decrease) in net assets            21,197           194,972           35,851          1,282,718           (38,368)
Net assets at beginning of period            58,188         4,835,018          109,962          7,032,502         4,865,166
                                            -------        ----------         --------         ----------        ----------
Net assets at end of period                 $79,385        $5,029,990         $145,813         $8,315,220        $4,826,798
                                            =======        ==========         ========         ==========        ==========

Beginning units                               5,735           237,494           11,400            379,560           357,140
Units issued                                  2,450             8,947            1,071             14,772            22,272
Units redeemed                                 (615)          (31,152)            (637)           (32,467)          (38,206)
                                            -------        ----------         --------         ----------        ----------
Ending units                                  7,570           215,289           11,834            361,865           341,206
                                            =======        ==========         ========         ==========        ==========

For the Year Ended December 31, 2016
From operations:
   Dividends                                $   415        $   50,329         $  2,123         $       --        $   92,036
   Mortality and expense risk and
     administrative charges                    (195)          (19,946)            (317)           (30,289)          (24,532)
                                            -------        ----------         --------         ----------        ----------
   Net investment income (loss)                 220            30,383            1,806            (30,289)           67,504
   Net realized gain (loss)                    (267)           74,426           (3,498)           432,743           (14,808)
   Capital gain distribution from
     mutual funds                               242           334,127               --            534,237                --
   Change in unrealized appreciation
     (depreciation) of investments             (529)          209,663           (2,369)            74,496            11,956
                                            -------        ----------         --------         ----------        ----------
Increase (decrease) in net assets from
  operations                                   (334)          648,599           (4,061)         1,011,187            64,652
                                            -------        ----------         --------         ----------        ----------

From contract transactions:
   Payments received from contract
     owners                                   4,141           217,141           11,571            460,426           331,772
   Payments for contract benefits or
     terminations                                --          (357,370)         (32,445)          (587,816)         (183,271)
   Policy loans                                  --           (55,781)          (3,858)           (54,450)          (19,564)
   Transfers between sub-accounts
     (including fixed account), net              53          (116,712)             534           (112,279)         (248,552)
   Contract maintenance charges              28,315          (328,873)          (5,165)          (481,139)         (465,488)
                                            -------        ----------         --------         ----------        ----------
Increase (decrease) in net assets from
  contract transactions                      32,509          (641,595)         (29,363)          (775,258)         (585,103)
                                            -------        ----------         --------         ----------        ----------

Increase (decrease) in net assets            32,175             7,004          (33,424)           235,929          (520,451)
Net assets at beginning of period            26,013         4,828,014          143,386          6,796,573         5,385,617
                                            -------        ----------         --------         ----------        ----------
Net assets at end of period                 $58,188        $4,835,018         $109,962         $7,032,502        $4,865,166
                                            =======        ==========         ========         ==========        ==========

Beginning units                               2,574           271,786           14,834            424,523           394,856
Units issued                                  5,578            12,590            1,058             48,341            45,961
Units redeemed                               (2,417)          (46,882)          (4,492)           (93,304)          (83,677)
                                            -------        ----------         --------         ----------        ----------
Ending units                                  5,735           237,494           11,400            379,560           357,140
                                            =======        ==========         ========         ==========        ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS



                                          Fidelity VIP    Fidelity VIP    Fidelity VIP    Fidelity VIP    Fidelity VIP
                                          Asset Manager    Contrafund     Equity-Income   Freedom 2020       Freedom
                                            Portfolio       Portfolio       Portfolio       Portfolio    2025 Portfolio
                                         Service Class 2 Service Class 2 Service Class 2 Service Class 2 Service Class 2
                                         --------------- --------------- --------------- --------------- ---------------
For the Year Ended December 31, 2017
From operations:
   Dividends                               $   70,788      $   248,345     $   256,126      $  4,647        $   7,217
   Mortality and expense risk and
     administrative charges                   (20,738)        (141,748)        (76,304)       (1,904)          (3,214)
                                           ----------      -----------     -----------      --------        ---------
   Net investment income (loss)                50,050          106,597         179,822         2,743            4,003
   Net realized gain (loss)                   (17,254)       1,210,979         230,958        20,455           58,685
   Capital gain distribution from
     mutual funds                             491,751        1,754,467         362,070        10,800           19,840
   Change in unrealized appreciation
     (depreciation) of investments             19,173        3,076,774       1,197,102        22,809           26,453
                                           ----------      -----------     -----------      --------        ---------
Increase (decrease) in net assets from
  operations                                  543,720        6,148,817       1,969,952        56,807          108,981
                                           ----------      -----------     -----------      --------        ---------

From contract transactions:
   Payments received from contract
     owners                                   341,564        1,475,522         838,441        44,862           89,139
   Payments for contract benefits or
     terminations                            (220,652)      (1,391,806)       (992,090)      (38,621)        (113,343)
   Policy loans                               (28,783)        (172,093)        (73,935)      (19,613)          14,952
   Transfers between sub-accounts
     (including fixed account), net             2,243       (1,253,080)       (148,117)      (11,275)        (132,795)
   Contract maintenance charges              (334,127)      (1,891,023)       (841,026)      (19,860)         (86,486)
                                           ----------      -----------     -----------      --------        ---------
Increase (decrease) in net assets from
  contract transactions                      (239,755)      (3,232,480)     (1,216,727)      (44,507)        (228,533)
                                           ----------      -----------     -----------      --------        ---------

Increase (decrease) in net assets             303,965        2,916,337         753,225        12,300         (119,552)
Net assets at beginning of period           4,190,721       30,500,037      16,921,768       374,830          730,988
                                           ----------      -----------     -----------      --------        ---------
Net assets at end of period                $4,494,686      $33,416,374     $17,674,993      $387,130        $ 611,436
                                           ==========      ===========     ===========      ========        =========

Beginning units                               302,946        1,776,410       1,042,442        26,732           49,071
Units issued                                   29,035          198,644         122,043         6,711           21,317
Units redeemed                                (43,562)        (342,008)       (184,407)       (9,423)         (34,571)
                                           ----------      -----------     -----------      --------        ---------
Ending units                                  288,419        1,633,046         980,078        24,020           35,817
                                           ==========      ===========     ===========      ========        =========

For the Year Ended December 31, 2016
From operations:
   Dividends                               $   54,124      $   183,563     $   339,611      $  4,665        $   9,302
   Mortality and expense risk and
     administrative charges                   (20,260)        (148,433)        (79,341)       (1,795)          (3,322)
                                           ----------      -----------     -----------      --------        ---------
   Net investment income (loss)                33,864           35,130         260,270         2,870            5,980
   Net realized gain (loss)                    16,740        1,847,236         167,819         5,827           22,032
   Capital gain distribution from
     mutual funds                             182,746        2,506,249       1,047,975        11,062           19,977
   Change in unrealized appreciation
     (depreciation) of investments           (140,939)      (2,317,758)      1,064,218        (2,582)         (15,033)
                                           ----------      -----------     -----------      --------        ---------
Increase (decrease) in net assets from
  operations                                   92,411        2,070,857       2,540,282        17,177           32,956
                                           ----------      -----------     -----------      --------        ---------

From contract transactions:
   Payments received from contract
     owners                                   340,784        1,557,953         933,701        56,428           86,555
   Payments for contract benefits or
     terminations                            (209,043)      (2,943,003)     (1,484,016)      (39,599)        (116,338)
   Policy loans                                (2,617)        (197,556)       (122,415)          332           18,383
   Transfers between sub-accounts
     (including fixed account), net            67,648         (488,492)        (12,960)       (1,939)         152,630
   Contract maintenance charges              (347,281)      (1,284,685)       (710,797)      (27,789)         (84,018)
                                           ----------      -----------     -----------      --------        ---------
Increase (decrease) in net assets from
  contract transactions                      (150,509)      (3,355,783)     (1,396,487)      (12,567)          57,212
                                           ----------      -----------     -----------      --------        ---------

Increase (decrease) in net assets             (58,098)      (1,284,926)      1,143,795         4,610           90,168
Net assets at beginning of period           4,248,819       31,784,963      15,777,973       370,220          640,820
                                           ----------      -----------     -----------      --------        ---------
Net assets at end of period                $4,190,721      $30,500,037     $16,921,768      $374,830        $ 730,988
                                           ==========      ===========     ===========      ========        =========

Beginning units                               309,899        1,897,435       1,099,574        27,297           44,989
Units issued                                   49,654          319,048         198,956         5,802           23,665
Units redeemed                                (56,607)        (440,073)       (256,088)       (6,367)         (19,583)
                                           ----------      -----------     -----------      --------        ---------
Ending units                                  302,946        1,776,410       1,042,442        26,732           49,071
                                           ==========      ===========     ===========      ========        =========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS



                                                          Fidelity VIP                                       FTVIP
                                          Fidelity VIP     Government     Fidelity VIP    Fidelity VIP     Franklin
                                             Freedom      Money Market       Growth          Mid Cap     Mutual Global
                                         2030 Portfolio     Portfolio       Portfolio       Portfolio    Discovery VIP
                                         Service Class 2 Service Class 2 Service Class 2 Service Class 2 Fund Class 2
                                         --------------- --------------- --------------- --------------- -------------
For the Year Ended December 31, 2017
From operations:
   Dividends                               $   29,867       $   1,145      $    14,538     $    50,011    $  156,695
   Mortality and expense risk and
     administrative charges                   (10,802)          1,392          (81,237)        (46,114)      (32,615)
                                           ----------       ---------      -----------     -----------    ----------
   Net investment income (loss)                19,065           2,537          (66,699)          3,897       124,080
   Net realized gain (loss)                    27,902              --          803,586         177,491       168,770
   Capital gain distribution from
     mutual funds                              88,664              --        1,267,763         490,637       284,164
   Change in unrealized appreciation
     (depreciation) of investments            322,677              --        3,112,700       1,222,195       (47,877)
                                           ----------       ---------      -----------     -----------    ----------
Increase (decrease) in net assets from
  operations                                  458,308           2,537        5,117,350       1,894,220       529,137
                                           ----------       ---------      -----------     -----------    ----------

From contract transactions:
   Payments received from contract
     owners                                   123,636         369,652          756,490         501,850       397,025
   Payments for contract benefits or
     terminations                             (65,382)             --         (751,208)       (576,056)     (295,848)
   Policy loans                                (6,262)             --          (75,919)        (32,637)      (29,326)
   Transfers between sub-accounts
     (including fixed account), net            90,477        (278,793)         206,393        (723,633)     (176,443)
   Contract maintenance charges               (90,807)        (19,805)        (813,537)       (445,510)     (314,258)
                                           ----------       ---------      -----------     -----------    ----------
Increase (decrease) in net assets from
  contract transactions                        51,662          71,054         (677,781)     (1,275,986)     (418,850)
                                           ----------       ---------      -----------     -----------    ----------

Increase (decrease) in net assets             509,970          73,591        4,439,569         618,234       110,287
Net assets at beginning of period           2,231,887         444,169       15,221,424      10,099,201     6,873,004
                                           ----------       ---------      -----------     -----------    ----------
Net assets at end of period                $2,741,857       $ 517,760      $19,660,993     $10,717,435    $6,983,291
                                           ==========       =========      ===========     ===========    ==========

Beginning units                               152,631          45,162          934,128         543,458       438,899
Units issued                                   25,183         299,892           95,765         111,740        70,503
Units redeemed                                (21,088)       (293,190)        (120,383)       (161,726)      (92,575)
                                           ----------       ---------      -----------     -----------    ----------
Ending units                                  156,726          51,864          909,510         493,472       416,827
                                           ==========       =========      ===========     ===========    ==========

For the Year Ended December 31, 2016
From operations:
   Dividends                               $   26,567       $      51      $        --     $    30,772    $  125,661
   Mortality and expense risk and
     administrative charges                   (10,088)         (2,840)         (74,704)        (51,403)      (32,457)
                                           ----------       ---------      -----------     -----------    ----------
   Net investment income (loss)                16,479          (2,789)         (74,704)        (20,631)       93,204
   Net realized gain (loss)                    55,152              --        1,167,980        (166,879)      176,712
   Capital gain distribution from
     mutual funds                              82,188              --        1,487,594         619,302       517,665
   Change in unrealized appreciation
     (depreciation) of investments            (32,867)             --       (2,599,001)        617,303       139,748
                                           ----------       ---------      -----------     -----------    ----------
Increase (decrease) in net assets from
  operations                                  120,952          (2,789)         (18,131)      1,049,095       927,329
                                           ----------       ---------      -----------     -----------    ----------

From contract transactions:
   Payments received from contract
     owners                                   131,986          16,788          800,428         539,258       395,098
   Payments for contract benefits or
     terminations                             (26,709)         46,742         (744,888)       (611,824)     (426,370)
   Policy loans                                 3,874              --          (93,785)         14,424       (84,651)
   Transfers between sub-accounts
     (including fixed account), net           (44,493)       (204,771)         (39,843)       (464,682)       76,189
   Contract maintenance charges              (101,404)       (306,258)        (755,675)       (422,410)     (284,724)
                                           ----------       ---------      -----------     -----------    ----------
Increase (decrease) in net assets from
  contract transactions                       (36,746)       (447,499)        (833,763)       (945,234)     (324,458)
                                           ----------       ---------      -----------     -----------    ----------

Increase (decrease) in net assets              84,206        (450,288)        (851,894)        103,861       602,871
Net assets at beginning of period           2,147,681         894,457       16,073,318       9,995,340     6,270,133
                                           ----------       ---------      -----------     -----------    ----------
Net assets at end of period                $2,231,887       $ 444,169      $15,221,424     $10,099,201    $6,873,004
                                           ==========       =========      ===========     ===========    ==========

Beginning units                               154,093          90,441          964,228         564,487       454,155
Units issued                                   25,500         351,688          158,284         178,536        85,423
Units redeemed                                (26,962)       (396,967)        (188,384)       (199,565)     (100,679)
                                           ----------       ---------      -----------     -----------    ----------
Ending units                                  152,631          45,162          934,128         543,458       438,899
                                           ==========       =========      ===========     ===========    ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                 FTVIP
                                                                               Franklin      FTVIP                     Goldman
                                                                     FTVIP     Small-Mid Franklin U.S.    FTVIP       Sachs VIT
                                                                    Franklin      Cap     Government    Templeton     Strategic
                                                                   Small Cap    Growth    Securities     Foreign     Growth Fund
                                                                   Value VIP   VIP Fund    VIP Fund     Securities  Institutional
                                                                  Fund Class 2  Class 2     Class 2    Fund Class 2    Shares
                                                                  ------------ --------- ------------- ------------ -------------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                       $   40,778  $     --   $   51,612    $  132,862   $   16,284
   Mortality and expense risk and administrative charges              (36,215)     (118)     (11,073)      (24,713)      (7,252)
                                                                   ----------  --------   ----------    ----------   ----------
   Net investment income (loss)                                         4,563      (118)      40,539       108,149        9,032
   Net realized gain (loss)                                            33,634      (462)     (39,737)        5,352       50,993
   Capital gain distribution from mutual funds                        557,711     2,363           --            --      141,109
   Change in unrealized appreciation (depreciation) of
     investments                                                      199,424     2,596       22,666       655,534      605,731
                                                                   ----------  --------   ----------    ----------   ----------
Increase (decrease) in net assets from operations                     795,332     4,379       23,468       769,035      806,865
                                                                   ----------  --------   ----------    ----------   ----------

From contract transactions:
   Payments received from contract owners                             301,029       140      138,653       373,546           --
   Payments for contract benefits or terminations                    (236,379)       --      (56,593)     (231,490)      (1,088)
   Policy loans                                                       (17,307)       --       (2,309)       52,959           --
   Transfers between sub-accounts (including fixed account), net     (454,042)    1,760     (802,689)     (122,465)         (15)
   Contract maintenance charges                                      (316,211)   (1,182)    (173,044)     (421,377)    (129,246)
                                                                   ----------  --------   ----------    ----------   ----------
Increase (decrease) in net assets from contract transactions         (722,910)      718     (895,982)     (348,827)    (130,349)
                                                                   ----------  --------   ----------    ----------   ----------

Increase (decrease) in net assets                                      72,422     5,097     (872,514)      420,208      676,516
Net assets at beginning of period                                   8,379,469    20,681    2,801,127     4,872,425    2,707,918
                                                                   ----------  --------   ----------    ----------   ----------
Net assets at end of period                                        $8,451,891  $ 25,778   $1,928,613    $5,292,633   $3,384,434
                                                                   ==========  ========   ==========    ==========   ==========

Beginning units                                                       417,273     1,247      222,589       443,064      153,434
Units issued                                                           94,077        99       59,391        76,070           --
Units redeemed                                                       (126,165)      (60)    (130,034)      (96,899)      (6,314)
                                                                   ----------  --------   ----------    ----------   ----------
Ending units                                                          385,185     1,286      151,946       422,235      147,120
                                                                   ==========  ========   ==========    ==========   ==========

For the Year Ended December 31, 2016
From operations:
   Dividends                                                       $   60,329  $     --   $   77,296    $   91,181   $   16,798
   Mortality and expense risk and administrative charges              (40,134)     (137)     (16,668)      (25,693)     (10,133)
                                                                   ----------  --------   ----------    ----------   ----------
   Net investment income (loss)                                        20,195      (137)      60,628        65,488        6,665
   Net realized gain (loss)                                           (99,993)   (9,277)     (71,784)     (204,653)     112,537
   Capital gain distribution from mutual funds                      1,108,681     3,344           --        81,669          272
   Change in unrealized appreciation (depreciation) of
     investments                                                      919,191     6,850       16,897       345,094      (70,829)
                                                                   ----------  --------   ----------    ----------   ----------
Increase (decrease) in net assets from operations                   1,948,074       780        5,741       287,598       48,645
                                                                   ----------  --------   ----------    ----------   ----------

From contract transactions:
   Payments received from contract owners                             333,053       350      159,315       380,161           --
   Payments for contract benefits or terminations                    (458,849)       --      (94,390)     (505,889)    (575,491)
   Policy loans                                                       (57,762)       98        2,968       (69,286)          (7)
   Transfers between sub-accounts (including fixed account), net     (160,896)  (20,026)      12,961        85,306           --
   Contract maintenance charges                                      (159,858)   (1,080)    (281,456)     (406,755)    (106,516)
                                                                   ----------  --------   ----------    ----------   ----------
Increase (decrease) in net assets from contract transactions         (504,312)  (20,658)    (200,602)     (516,463)    (682,014)
                                                                   ----------  --------   ----------    ----------   ----------

Increase (decrease) in net assets                                   1,443,762   (19,878)    (194,861)     (228,865)    (633,369)
Net assets at beginning of period                                   6,935,707    40,559    2,995,988     5,101,290    3,341,287
                                                                   ----------  --------   ----------    ----------   ----------
Net assets at end of period                                        $8,379,469  $ 20,681   $2,801,127    $4,872,425   $2,707,918
                                                                   ==========  ========   ==========    ==========   ==========

Beginning units                                                       408,261     2,534      232,614       454,864      187,977
Units issued                                                          138,408        46       97,461       138,160       10,778
Units redeemed                                                       (129,396)   (1,333)    (107,486)     (149,960)     (45,321)
                                                                   ----------  --------   ----------    ----------   ----------
Ending units                                                          417,273     1,247      222,589       443,064      153,434
                                                                   ==========  ========   ==========    ==========   ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                         Invesco V.I.                Invesco V.I. Invesco V.I.  Invesco V.I.
                                           American    Invesco V.I.  Global Real   Government    Growth and
                                           Franchise    Core Equity  Estate Fund   Securities   Income Fund
                                         Fund Series I Fund Series I   Series I   Fund Series I   Series I
                                         ------------- ------------- ------------ ------------- ------------
For the Year Ended December 31, 2017
From operations:
   Dividends                                $    11     $   84,594     $ 13,373      $   472    $   161,273
   Mortality and expense risk and
     administrative charges                     (70)       (37,152)        (692)        (130)       (47,160)
                                            -------     ----------     --------      -------    -----------
   Net investment income (loss)                 (59)        47,442       12,681          342        114,113
   Net realized gain (loss)                   1,184        206,503        4,240         (179)        93,546
   Capital gain distribution from
     mutual funds                             1,031        423,732        6,787           --        443,127
   Change in unrealized appreciation
     (depreciation) of investments            1,131        300,836       23,660          266        725,330
                                            -------     ----------     --------      -------    -----------
Increase (decrease) in net assets from
  operations                                  3,287        978,513       47,368          429      1,376,116
                                            -------     ----------     --------      -------    -----------

From contract transactions:
   Payments received from contract
     owners                                     375        550,396       33,119           56        450,307
   Payments for contract benefits or
     terminations                            (3,493)      (366,136)     (46,880)          --       (354,851)
   Policy loans                                  44        (31,120)       4,655          (39)         3,618
   Transfers between sub-accounts
     (including fixed account), net              (7)       (43,990)      37,366       (5,187)       (87,510)
   Contract maintenance charges                (489)      (565,060)      (8,555)      (2,690)      (538,155)
                                            -------     ----------     --------      -------    -----------
Increase (decrease) in net assets from
  contract transactions                      (3,570)      (455,910)      19,705       (7,860)      (526,591)
                                            -------     ----------     --------      -------    -----------

Increase (decrease) in net assets              (283)       522,603       67,073       (7,431)       849,525
Net assets at beginning of period            14,217      7,918,799      340,703       29,621     10,308,504
                                            -------     ----------     --------      -------    -----------
Net assets at end of period                 $13,934     $8,441,402     $407,776      $22,190    $11,158,029
                                            =======     ==========     ========      =======    ===========

Beginning units                                 815        499,400       26,458        2,700        547,160
Units issued                                     18         20,855       10,126           26         86,284
Units redeemed                                 (203)       (47,350)      (8,540)        (732)      (100,816)
                                            -------     ----------     --------      -------    -----------
Ending units                                    630        472,905       28,044        1,994        532,628
                                            =======     ==========     ========      =======    ===========

For the Year Ended December 31, 2016
From operations:
   Dividends                                $    --     $   58,724     $  5,404      $   624    $   106,034
   Mortality and expense risk and
     administrative charges                     (44)       (34,684)      (1,019)        (165)       (47,595)
                                            -------     ----------     --------      -------    -----------
   Net investment income (loss)                 (44)        24,040        4,385          459         58,439
   Net realized gain (loss)                     194        187,912          602         (350)        (9,481)
   Capital gain distribution from
     mutual funds                             1,260        526,357        6,322           --        876,281
   Change in unrealized appreciation
     (depreciation) of investments           (1,233)       (29,545)      (5,606)         262        763,139
                                            -------     ----------     --------      -------    -----------
Increase (decrease) in net assets from
  operations                                    177        708,764        5,703          371      1,688,378
                                            -------     ----------     --------      -------    -----------

From contract transactions:
   Payments received from contract
     owners                                     250        569,820       34,398          900        501,364
   Payments for contract benefits or
     terminations                                --       (359,286)      (3,058)      (3,543)      (393,554)
   Policy loans                                (134)       (58,470)         588          (37)      (152,457)
   Transfers between sub-accounts
     (including fixed account), net           9,252         14,815          443         (109)      (248,786)
   Contract maintenance charges                (444)      (567,786)      46,274       (4,361)      (483,690)
                                            -------     ----------     --------      -------    -----------
Increase (decrease) in net assets from
  contract transactions                       8,924       (400,907)      78,645       (7,150)      (777,123)
                                            -------     ----------     --------      -------    -----------

Increase (decrease) in net assets             9,101        307,857       84,348       (6,779)       911,255
Net assets at beginning of period             5,116      7,610,942      256,355       36,400      9,397,249
                                            -------     ----------     --------      -------    -----------
Net assets at end of period                 $14,217     $7,918,799     $340,703      $29,621    $10,308,504
                                            -------     ----------     --------      -------    -----------

Beginning units                                 298        526,582       19,199        3,342        573,664
Units issued                                    550         29,569        8,767           81        112,296
Units redeemed                                  (33)       (56,751)      (1,508)        (723)      (138,800)
                                            -------     ----------     --------      -------    -----------
Ending units                                    815        499,400       26,458        2,700        547,160
                                            =======     ==========     ========      =======    ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                                                      Janus
                                                                                               Janus        Janus   Henderson
                                                                                             Henderson    Henderson VIT Global
                                                                             Invesco V.I.  VIT Enterprise VIT Forty  Research
                                                               Invesco V.I.  International   Portfolio    Portfolio Portfolio
                                                                High Yield    Growth Fund     Service      Service   Service
                                                               Fund Series I   Series I        Shares      Shares     Shares
                                                               ------------- ------------- -------------- --------- ----------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                    $   82,929    $  111,233     $    8,766   $     --  $   20,678
   Mortality and expense risk and administrative charges           (12,715)      (34,214)       (29,785)    (2,639)    (13,294)
                                                                ----------    ----------     ----------   --------  ----------
   Net investment income (loss)                                     70,214        77,019        (21,019)    (2,639)      7,384
   Net realized gain (loss)                                          1,897       248,397        238,108        566      96,689
   Capital gain distribution from mutual funds                          --            --        400,708     33,657          --
   Change in unrealized appreciation (depreciation) of
     investments                                                    40,802     1,178,348        814,447    126,439     578,225
                                                                ----------    ----------     ----------   --------  ----------
Increase (decrease) in net assets from operations                  112,913     1,503,764      1,432,244    158,023     682,298
                                                                ----------    ----------     ----------   --------  ----------

From contract transactions:
   Payments received from contract owners                           43,426       451,321        219,254     39,309     262,884
   Payments for contract benefits or terminations                  (38,234)     (436,684)      (300,755)    (6,433)    (95,242)
   Policy loans                                                     (4,128)      (29,007)       (28,529)     8,120      (8,462)
   Transfers between sub-accounts (including fixed account),
     net                                                           (12,431)      265,674        163,063    (40,703)    (19,049)
   Contract maintenance charges                                    (49,098)     (412,720)      (205,667)   (15,429)   (232,818)
                                                                ----------    ----------     ----------   --------  ----------
Increase (decrease) in net assets from contract transactions       (60,465)     (161,416)      (152,634)   (15,136)    (92,687)
                                                                ----------    ----------     ----------   --------  ----------

Increase (decrease) in net assets                                   52,448     1,342,348      1,279,610    142,887     589,611
Net assets at beginning of period                                2,013,798     6,731,961      5,486,490    543,870   2,650,720
                                                                ----------    ----------     ----------   --------  ----------
Net assets at end of period                                     $2,066,246    $8,074,309     $6,766,100   $686,757  $3,240,331
                                                                ==========    ==========     ==========   ========  ==========

Beginning units                                                    157,151       551,286        264,025     32,085     207,662
Units issued                                                         2,398        94,332         38,074      3,758      12,937
Units redeemed                                                      (6,898)      (96,526)       (37,818)    (4,807)    (19,143)
                                                                ----------    ----------     ----------   --------  ----------
Ending units                                                       152,651       549,092        264,281     31,036     201,456
                                                                ==========    ==========     ==========   ========  ==========

For the Year Ended December 31, 2016
From operations:
   Dividends                                                    $   81,027    $   97,288     $    1,294   $     --  $   25,344
   Mortality and expense risk and administrative charges           (12,112)      (35,448)       (27,027)    (2,194)    (12,005)
                                                                ----------    ----------     ----------   --------  ----------
   Net investment income (loss)                                     68,915        61,840        (25,733)    (2,194)     13,339
   Net realized gain (loss)                                          3,648       271,608        235,202     (7,296)    123,149
   Capital gain distribution from mutual funds                          --            --        433,811     68,969          --
   Change in unrealized appreciation (depreciation) of
     investments                                                   122,548      (403,837)       (72,676)   (48,053)   (103,277)
                                                                ----------    ----------     ----------   --------  ----------
Increase (decrease) in net assets from operations                  195,111       (70,389)       570,604     11,426      33,211
                                                                ----------    ----------     ----------   --------  ----------

From contract transactions:
   Payments received from contract owners                           55,896       508,550        237,985     49,808     246,931
   Payments for contract benefits or terminations                  (29,493)     (421,757)      (311,357)    (8,293)   (137,695)
   Policy loans                                                     (9,998)     (107,890)       (14,960)    (8,616)    (31,317)
   Transfers between sub-accounts (including fixed account),
     net                                                           (20,294)     (210,086)      (125,181)    63,855     (88,802)
   Contract maintenance charges                                    (52,061)     (431,016)      (180,167)   (10,220)   (228,644)
                                                                ----------    ----------     ----------   --------  ----------
Increase (decrease) in net assets from contract transactions       (55,950)     (662,199)      (393,680)    86,534    (239,527)
                                                                ----------    ----------     ----------   --------  ----------

Increase (decrease) in net assets                                  139,161      (732,588)       176,924     97,960    (206,316)
Net assets at beginning of period                                1,874,637     7,464,549      5,309,566    445,910   2,857,036
                                                                ----------    ----------     ----------   --------  ----------
Net assets at end of period                                     $2,013,798    $6,731,961     $5,486,490   $543,870  $2,650,720
                                                                ==========    ==========     ==========   ========  ==========

Beginning units                                                    161,859       575,992        282,411     25,998     226,554
Units issued                                                        19,284       124,403         26,891      7,828      16,280
Units redeemed                                                     (23,992)     (149,109)       (45,277)    (1,741)    (35,172)
                                                                ----------    ----------     ----------   --------  ----------
Ending units                                                       157,151       551,286        264,025     32,085     207,662
                                                                ==========    ==========     ==========   ========  ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                 Janus                      JP Morgan    JP Morgan
                                                               Henderson     JP Morgan      Insurance    Insurance
                                                              VIT Overseas   Insurance    Trust Mid Cap Trust Small
                                                               Portfolio     Trust Core       Value      Cap Core      MFS VIT
                                                                Service    Bond Portfolio   Portfolio    Portfolio  Growth Series
                                                                 Shares       Class 1        Class 1      Class 1   Initial Class
                                                              ------------ -------------- ------------- ----------- -------------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                  $   112,622     $ 14,738      $  6,412    $   12,115   $    11,763
   Mortality and expense risk and administrative charges          (31,897)        (914)       (3,592)      (16,304)      (51,635)
                                                              -----------     --------      --------    ----------   -----------
   Net investment income (loss)                                    80,725       13,824         2,820        (4,189)      (39,872)
   Net realized gain (loss)                                      (324,704)      (1,094)       17,897       179,245       528,911
   Capital gain distribution from mutual funds                         --           --        35,756        26,599       445,108
   Change in unrealized appreciation (depreciation) of
     investments                                                2,062,885        6,424        42,360       316,527     2,027,743
                                                              -----------     --------      --------    ----------   -----------
Increase (decrease) in net assets from operations               1,818,906       19,154        98,833       518,182     2,961,890
                                                              -----------     --------      --------    ----------   -----------

From contract transactions:
   Payments received from contract owners                         530,568       26,545            --       166,548       554,811
   Payments for contract benefits or terminations                (283,748)     (36,488)      (30,411)     (207,091)     (448,819)
   Policy loans                                                   (37,313)       6,554        (5,036)      (53,444)      (86,801)
   Transfers between sub-accounts (including fixed
     account), net                                                 63,033      218,230        (2,938)        7,766        26,143
   Contract maintenance charges                                  (547,012)      (9,473)      (30,780)     (203,567)     (702,094)
                                                              -----------     --------      --------    ----------   -----------
Increase (decrease) in net assets from contract transactions     (274,472)     205,368       (69,165)     (289,788)     (656,760)
                                                              -----------     --------      --------    ----------   -----------

Increase (decrease) in net assets                               1,544,434      224,522        29,668       228,394     2,305,130
Net assets at beginning of period                               6,087,248      497,146       780,238     3,678,494     9,893,159
                                                              -----------     --------      --------    ----------   -----------
Net assets at end of period                                   $ 7,631,682     $721,668      $809,906    $3,906,888   $12,198,289
                                                              ===========     ========      ========    ==========   ===========

Beginning units                                                   805,816       45,740        24,041       177,044       530,331
Units issued                                                      159,997       26,844            --        40,547        23,728
Units redeemed                                                   (154,478)      (7,860)       (2,001)      (55,848)      (53,671)
                                                              -----------     --------      --------    ----------   -----------
Ending units                                                      811,335       64,724        22,040       161,743       500,388
                                                              ===========     ========      ========    ==========   ===========

For the Year Ended December 31, 2016
From operations:
   Dividends                                                  $   301,245     $  9,180      $  6,463    $   17,318   $     4,462
   Mortality and expense risk and administrative charges          (32,592)      (2,308)       (3,526)      (17,476)      (46,894)
                                                              -----------     --------      --------    ----------   -----------
   Net investment income (loss)                                   268,653        6,872         2,937          (158)      (42,432)
   Net realized gain (loss)                                    (1,832,690)        (380)       55,921       241,069       532,398
   Capital gain distribution from mutual funds                    208,925           --        38,686       270,651       608,631
   Change in unrealized appreciation (depreciation) of
     investments                                                  804,498       (6,750)        2,216        84,335      (917,881)
                                                              -----------     --------      --------    ----------   -----------
Increase (decrease) in net assets from operations                (550,614)        (258)       99,760       595,897       180,716
                                                              -----------     --------      --------    ----------   -----------

From contract transactions:
   Payments received from contract owners                         600,506       27,848            --       165,665       574,635
   Payments for contract benefits or terminations                (589,874)      (1,783)      (32,110)     (310,070)     (610,438)
   Policy loans                                                     8,672       (4,064)       (2,278)      (36,019)     (123,366)
   Transfers between sub-accounts (including fixed
     account), net                                               (312,329)         502          (727)      (33,337)     (285,980)
   Contract maintenance charges                                  (565,212)     196,703       (31,597)     (195,484)     (689,608)
                                                              -----------     --------      --------    ----------   -----------
Increase (decrease) in net assets from contract transactions     (858,237)     219,206       (66,712)     (409,245)   (1,134,757)
                                                              -----------     --------      --------    ----------   -----------

Increase (decrease) in net assets                              (1,408,851)     218,948        33,048       186,652      (954,041)
Net assets at beginning of period                               7,496,099      278,198       747,190     3,491,842    10,847,200
                                                              -----------     --------      --------    ----------   -----------
Net assets at end of period                                   $ 6,087,248     $497,146      $780,238    $3,678,494   $ 9,893,159
                                                              ===========     ========      ========    ==========   ===========

Beginning units                                                   843,160       24,910        26,415       201,877       592,534
Units issued                                                      216,356       24,868         5,548        47,849        14,956
Units redeemed                                                   (253,700)      (4,038)       (7,922)      (72,682)      (77,159)
                                                              -----------     --------      --------    ----------   -----------
Ending units                                                      805,816       45,740        24,041       177,044       530,331
                                                              ===========     ========      ========    ==========   ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                                        Morgan
                                          MFS VIT II    MFS VIT New      MFS VIT        MFS VIT      Stanley VIF
                                          Core Equity    Discovery       Research     Total Return      Growth
                                           Portfolio   Series Initial Series Initial Series Initial  Portfolio -
                                         Initial Class     Class          Class          Class      Class I shares
                                         ------------- -------------- -------------- -------------- --------------
For the Year Ended December 31, 2017
From operations:
   Dividends                              $   42,257     $       --     $   41,522      $  7,735      $       --
   Mortality and expense risk and
     administrative charges                  (19,104)       (23,036)       (12,415)       (1,656)        (15,184)
                                          ----------     ----------     ----------      --------      ----------
   Net investment income (loss)               23,153        (23,036)        29,107         6,079         (15,184)
   Net realized gain (loss)                    1,895         89,482         80,357         8,092         119,290
   Capital gain distribution from
     mutual funds                            260,351         99,253        203,937         9,000         280,817
   Change in unrealized appreciation
     (depreciation) of investments           666,971      1,033,454        303,679        13,738         703,408
                                          ----------     ----------     ----------      --------      ----------
Increase (decrease) in net assets from
  operations                                 952,370      1,199,153        617,080        36,909       1,088,331
                                          ----------     ----------     ----------      --------      ----------

From contract transactions:
   Payments received from contract
     owners                                  250,242        277,292        169,560         4,375         176,980
   Payments for contract benefits or
     terminations                           (226,186)      (250,696)      (215,180)      (11,977)       (244,373)
   Policy loans                              (12,699)       (40,034)        (5,033)          125            (395)
   Transfers between sub-accounts
     (including fixed account), net           36,632        165,416         46,265        (5,902)        317,338
   Contract maintenance charges             (252,635)      (239,486)      (158,793)      (19,935)       (176,927)
                                          ----------     ----------     ----------      --------      ----------
Increase (decrease) in net assets from
  contract transactions                     (204,646)       (87,508)      (163,181)      (33,314)         72,623
                                          ----------     ----------     ----------      --------      ----------

Increase (decrease) in net assets            747,724      1,111,645        453,899         3,595       1,160,954
Net assets at beginning of period          3,975,629      4,661,628      2,688,879       325,886       2,556,044
                                          ----------     ----------     ----------      --------      ----------
Net assets at end of period               $4,723,353     $5,773,273     $3,142,778      $329,481      $3,716,998
                                          ==========     ==========     ==========      ========      ==========

Beginning units                              368,979        233,442        152,465        20,656         127,750
Units issued                                  21,498         44,178         19,357           360          22,042
Units redeemed                               (37,717)       (39,075)       (24,771)       (2,327)        (18,850)
                                          ----------     ----------     ----------      --------      ----------
Ending units                                 352,760        238,545        147,051        18,689         130,942
                                          ==========     ==========     ==========      ========      ==========
For the Year Ended December 31, 2016
From operations:
   Dividends                              $   29,077     $       --     $   19,974      $ 10,013      $       --
   Mortality and expense risk and
     administrative charges                  (16,797)       (21,594)       (12,323)       (1,752)        (12,936)
                                          ----------     ----------     ----------      --------      ----------
   Net investment income (loss)               12,280        (21,594)         7,651         8,261         (12,936)
   Net realized gain (loss)                  (57,170)      (106,973)       122,915        17,189         133,784
   Capital gain distribution from
     mutual funds                            312,103        198,259        256,360        11,257         446,539
   Change in unrealized appreciation
     (depreciation) of investments           137,372        295,626       (187,787)       (7,419)       (634,107)
                                          ----------     ----------     ----------      --------      ----------
Increase (decrease) in net assets from
  operations                                 404,585        365,318        199,139        29,288         (66,720)
                                          ----------     ----------     ----------      --------      ----------

From contract transactions:
   Payments received from contract
     owners                                  240,889        294,721        195,204         3,899         186,463
   Payments for contract benefits or
     terminations                           (180,718)      (275,609)      (141,815)      (35,379)       (247,516)
   Policy loans                              (31,534)       (78,862)       (26,820)          149          (1,760)
   Transfers between sub-accounts
     (including fixed account), net          (82,798)      (120,961)        (3,497)       (9,615)       (274,385)
   Contract maintenance charges             (249,226)      (219,646)      (107,990)      (39,108)       (194,751)
                                          ----------     ----------     ----------      --------      ----------
Increase (decrease) in net assets from
  contract transactions                     (303,387)      (400,357)       (84,918)      (80,054)       (531,949)
                                          ----------     ----------     ----------      --------      ----------

Increase (decrease) in net assets            101,198        (35,039)       114,221       (50,766)       (598,669)
Net assets at beginning of period          3,874,431      4,696,667      2,574,658       376,652       3,154,713
                                          ----------     ----------     ----------      --------      ----------
Net assets at end of period               $3,975,629     $4,661,628     $2,688,879      $325,886      $2,556,044
                                          ==========     ==========     ==========      ========      ==========

Beginning units                              398,790        249,507        151,314        25,915         154,144
Units issued                                  17,710         38,489         33,135         1,125           7,150
Units redeemed                               (47,521)       (54,554)       (31,984)       (6,384)        (33,544)
                                          ----------     ----------     ----------      --------      ----------
Ending units                                 368,979        233,442        152,465        20,656         127,750
                                          ==========     ==========     ==========      ========      ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                               Neuberger  Neuberger   Neuberger  Oppenheimer
                                                               Berman AMT Berman AMT  Berman AMT Conservative Oppenheimer
                                                               Large Cap   Mid Cap     Socially    Balanced     Global
                                                                 Value      Growth    Responsive   Fund/VA    Fund/VA Non
                                                               Portfolio  Portfolio   Portfolio  Non Service    Service
                                                                Class I    Class I     Class I      Shares      Shares
                                                               ---------- ----------  ---------- ------------ -----------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                    $   166   $       --   $    637   $   24,957  $   69,540
   Mortality and expense risk and administrative charges           (145)     (26,876)      (722)      (5,787)    (33,034)
                                                                -------   ----------   --------   ----------  ----------
   Net investment income (loss)                                      21      (26,876)       (85)      19,170      36,506
   Net realized gain (loss)                                       2,802     (115,465)    33,483       43,152     268,739
   Capital gain distribution from mutual funds                      775      120,492      4,584           --          --
   Change in unrealized appreciation (depreciation) of
     investments                                                   (154)   1,351,362    (18,669)      44,479   1,963,196
                                                                -------   ----------   --------   ----------  ----------
Increase (decrease) in net assets from operations                 3,444    1,329,513     19,313      106,801   2,268,441
                                                                -------   ----------   --------   ----------  ----------

From contract transactions:
   Payments received from contract owners                         5,230      238,213      8,390      108,987     398,341
   Payments for contract benefits or terminations                (3,532)    (172,269)        --      (34,285)   (398,619)
   Policy loans                                                     240      (13,058)        --      (10,082)     (4,144)
   Transfers between sub-accounts (including fixed account),
     net                                                         (2,765)      50,058         (4)      21,070       9,031
   Contract maintenance charges                                  (2,686)    (242,825)    (1,138)     (91,070)   (312,538)
                                                                -------   ----------   --------   ----------  ----------
Increase (decrease) in net assets from contract transactions     (3,513)    (139,881)     7,248       (5,380)   (307,929)
                                                                -------   ----------   --------   ----------  ----------

Increase (decrease) in net assets                                   (69)   1,189,632     26,561      101,421   1,960,512
Net assets at beginning of period                                29,087    5,451,162    105,760    1,217,473   6,367,919
                                                                -------   ----------   --------   ----------  ----------
Net assets at end of period                                     $29,018   $6,640,794   $132,321   $1,318,894  $8,328,431
                                                                =======   ==========   ========   ==========  ==========

Beginning units                                                   2,118      308,428      6,209      103,959     409,562
Units issued                                                        390       53,855      6,294       24,289      83,539
Units redeemed                                                     (635)     (52,595)    (6,092)     (23,688)    (92,532)
                                                                -------   ----------   --------   ----------  ----------
Ending units                                                      1,873      309,688      6,411      104,560     400,569
                                                                =======   ==========   ========   ==========  ==========
For the Year Ended December 31, 2016
From operations:
   Dividends                                                    $   239   $       --   $    693   $   30,343  $   69,286
   Mortality and expense risk and administrative charges           (148)     (26,268)      (588)      (6,488)    (32,139)
                                                                -------   ----------   --------   ----------  ----------
   Net investment income (loss)                                      91      (26,268)       105       23,855      37,147
   Net realized gain (loss)                                       2,370     (294,485)       361       62,599      66,947
   Capital gain distribution from mutual funds                    2,620      251,738      3,556           --     439,177
   Change in unrealized appreciation (depreciation) of
     investments                                                  2,046      267,974      4,806      (28,207)   (591,479)
                                                                -------   ----------   --------   ----------  ----------
Increase (decrease) in net assets from operations                 7,127      198,959      8,828       58,247     (48,208)
                                                                -------   ----------   --------   ----------  ----------

From contract transactions:
   Payments received from contract owners                           600      258,228      7,191      129,424     429,604
   Payments for contract benefits or terminations                    --     (322,578)        --     (150,535)   (235,237)
   Policy loans                                                     305       (9,772)        --       (1,278)    (16,982)
   Transfers between sub-accounts (including fixed account),
     net                                                            164     (106,724)        (5)     (46,907)   (377,696)
   Contract maintenance charges                                  (7,600)    (168,770)      (941)     (81,176)   (301,742)
                                                                -------   ----------   --------   ----------  ----------
Increase (decrease) in net assets from contract transactions     (6,531)    (349,616)     6,245     (150,472)   (502,053)
                                                                -------   ----------   --------   ----------  ----------

Increase (decrease) in net assets                                   596     (150,657)    15,073      (92,225)   (550,261)
Net assets at beginning of period                                28,491    5,601,819     90,687    1,309,698   6,918,180
                                                                -------   ----------   --------   ----------  ----------
Net assets at end of period                                     $29,087   $5,451,162   $105,760   $1,217,473  $6,367,919
                                                                =======   ==========   ========   ==========  ==========

Beginning units                                                   2,629      322,635      5,802      116,211     430,410
Units issued                                                         88       46,702        437       23,473      88,224
Units redeemed                                                     (599)     (60,909)       (30)     (35,725)   (109,072)
                                                                -------   ----------   --------   ----------  ----------
Ending units                                                      2,118      308,428      6,209      103,959     409,562
                                                                =======   ==========   ========   ==========  ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                   Oppenheimer
                                                     Global                           PIMCO VIT
                                                    Strategic                        Global Bond     PIMCO VIT      PIMCO VIT
                                                     Income         PIMCO VIT         Portfolio     Real Return     Short-Term
                                                   Fund/VA Non CommodityRealReturn    (Unhedged)     Portfolio      Portfolio
                                                     Service    Strategy Portfolio  Administrative Administrative Administrative
                                                     Shares    Administrative Class     Class          Class          Class
                                                   ----------- -------------------- -------------- -------------- --------------
For the Year Ended December 31, 2017
From operations:
   Dividends                                         $   131        $  87,516          $  3,556     $   215,470     $   64,842
   Mortality and expense risk and administrative
     charges                                             (22)          (3,794)             (536)        (39,352)       (16,833)
                                                     -------        ---------          --------     -----------     ----------
   Net investment income (loss)                          109           83,722             3,020         176,118         48,009
   Net realized gain (loss)                               22           63,425            (1,481)       (155,852)         5,430
   Change in unrealized appreciation
     (depreciation) of investments                        88         (135,776)           11,328         269,502         20,629
                                                     -------        ---------          --------     -----------     ----------
Increase (decrease) in net assets from operations        219           11,371            12,867         289,768         74,068
                                                     -------        ---------          --------     -----------     ----------

From contract transactions:
   Payments received from contract owners              4,854           88,145            18,962         650,535        289,187
   Payments for contract benefits or terminations         (4)         (25,215)          (35,628)       (319,449)      (308,743)
Policy loans                                             197            7,549             4,732         (30,157)        23,639
   Transfers between sub-accounts (including
     fixed account), net                                  --          (32,095)           19,634        (951,265)        52,067
   Contract maintenance charges                       (1,210)         (68,477)           (8,337)       (771,113)      (272,100)
                                                     -------        ---------          --------     -----------     ----------
Increase (decrease) in net assets from contract
  transactions                                         3,837          (30,093)             (637)     (1,421,449)      (215,950)
                                                     -------        ---------          --------     -----------     ----------

Increase (decrease) in net assets                      4,056          (18,722)           12,230      (1,131,681)      (141,882)
Net assets at beginning of period                        978          812,588           173,549       9,657,456      3,857,946
                                                     -------        ---------          --------     -----------     ----------
Net assets at end of period                          $ 5,034        $ 793,866          $185,779     $ 8,525,775     $3,716,064
                                                     =======        =========          ========     ===========     ==========

Beginning units                                           92          147,382            15,724         736,554        335,790
Units issued                                             470           34,337             7,971          75,406         64,205
Units redeemed                                          (115)         (47,772)           (8,488)       (176,566)       (81,034)
                                                     -------        ---------          --------     -----------     ----------
Ending units                                             447          133,947            15,207         635,394        318,961
                                                     =======        =========          ========     ===========     ==========
For the Year Ended December 31, 2016
From operations:
   Dividends                                         $    53        $   8,520          $  2,217     $   222,440     $   62,369
   Mortality and expense risk and administrative
     charges                                              (5)          (4,165)             (676)        (46,919)       (18,941)
                                                     -------        ---------          --------     -----------     ----------
   Net investment income (loss)                           48            4,355             1,541         175,521         43,428
   Net realized gain (loss)                              (32)          24,161              (463)       (342,813)         2,554
   Capital gain distribution from mutual funds            --               --                --              --         18,342
   Change in unrealized appreciation
     (depreciation) of investments                        47           71,453               193         621,809          8,651
                                                     -------        ---------          --------     -----------     ----------
Increase (decrease) in net assets from operations         63           99,969             1,271         454,517         72,975
                                                     -------        ---------          --------     -----------     ----------

From contract transactions:
   Payments received from contract owners                 --           89,785            21,839         726,517        289,533
   Payments for contract benefits or terminations         --          (61,982)             (376)       (791,808)      (347,171)
   Policy loans                                          434            4,491              (178)        (22,278)       (28,376)
   Transfers between sub-accounts (including
     fixed account), net                                  --           (8,832)               56         224,424         99,661
   Contract maintenance charges                         (711)         (59,044)           38,484        (757,551)      (280,272)
                                                     -------        ---------          --------     -----------     ----------
Increase (decrease) in net assets from contract
  transactions                                          (277)         (35,582)           59,825        (620,696)      (266,625)
                                                     -------        ---------          --------     -----------     ----------

Increase (decrease) in net assets                       (214)          64,387            61,096        (166,179)      (193,650)
Net assets at beginning of period                      1,192          748,201           112,453       9,823,635      4,051,596
                                                     -------        ---------          --------     -----------     ----------
Net assets at end of period                          $   978        $ 812,588          $173,549     $ 9,657,456     $3,857,946
                                                     =======        =========          ========     ===========     ==========

Beginning units                                          119          157,941             9,924         768,137        356,593
Units issued                                              33           29,238             8,843         163,802         66,315
Units redeemed                                           (60)         (39,797)           (3,043)       (195,385)       (87,118)
                                                     -------        ---------          --------     -----------     ----------
Ending units                                              92          147,382            15,724         736,554        335,790
                                                     =======        =========          ========     ===========     ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                               PIMCO VIT                                   Pioneer
                                                              Total Return                 Pioneer Mid   Select Mid    Putnam VT
                                                               Portfolio    Pioneer Fund    Cap Value    Cap Growth   Diversified
                                                             Administrative VCT Portfolio VCT Portfolio VCT Portfolio Income Fund
                                                                 Class         Class I       Class I       Class I     Class IB
                                                             -------------- ------------- ------------- ------------- -----------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                  $   264,943    $   20,209    $    9,991    $    2,076   $  333,763
   Mortality and expense risk and administrative charges          (59,393)       (7,831)       (5,932)      (12,424)     (25,174)
                                                              -----------    ----------    ----------    ----------   ----------
   Net investment income (loss)                                   205,550        12,378         4,059       (10,348)     308,589
   Net realized gain (loss)                                      (111,164)      (18,789)       11,891        31,538     (167,659)
   Capital gain distribution from mutual funds                         --       237,929        93,697        33,137           --
   Change in unrealized appreciation (depreciation) of
     investments                                                  482,212        93,925        29,970       638,150      250,164
                                                              -----------    ----------    ----------    ----------   ----------
Increase (decrease) in net assets from operations                 576,598       325,443       139,617       692,477      391,094
                                                              -----------    ----------    ----------    ----------   ----------

From contract transactions:
   Payments received from contract owners                         887,705        58,511        64,810       121,671      165,969
   Payments for contract benefits or terminations                (630,242)      (42,137)      (20,550)     (174,159)    (122,303)
   Policy loans                                                    (1,677)        3,506        (7,148)        5,707          942
   Transfers between sub-accounts (including fixed
     account), net                                               (603,602)       (4,133)      (28,659)      (34,142)     153,769
   Contract maintenance charges                                  (907,637)      (68,230)      (40,251)     (124,358)    (338,995)
                                                              -----------    ----------    ----------    ----------   ----------
Increase (decrease) in net assets from contract transactions   (1,255,453)      (52,483)      (31,798)     (205,281)    (140,618)
                                                              -----------    ----------    ----------    ----------   ----------

Increase (decrease) in net assets                                (678,855)      272,960       107,819       487,196      250,476
Net assets at beginning of period                              13,448,923     1,564,976     1,120,295     2,474,354    5,932,108
                                                              -----------    ----------    ----------    ----------   ----------
Net assets at end of period                                   $12,770,068    $1,837,936    $1,228,114    $2,961,550   $6,182,584
                                                              ===========    ==========    ==========    ==========   ==========

Beginning units                                                   917,603        96,575        63,173       124,890      329,860
Units issued                                                      162,859         1,628        22,597         4,099       47,439
Units redeemed                                                   (234,135)       (4,536)      (23,276)      (13,496)     (51,793)
                                                              -----------    ----------    ----------    ----------   ----------
Ending units                                                      846,327        93,667        62,494       115,493      325,506
                                                              ===========    ==========    ==========    ==========   ==========
For the Year Ended December 31, 2016
From operations:
   Dividends                                                  $   288,105    $   19,994    $    7,467    $       --   $  422,183
   Mortality and expense risk and administrative charges          (69,952)       (6,997)       (6,028)      (11,467)     (24,835)
                                                              -----------    ----------    ----------    ----------   ----------
   Net investment income (loss)                                   218,153        12,997         1,439       (11,467)     397,348
   Net realized gain (loss)                                      (210,136)      (24,196)       26,389        24,067     (214,621)
   Capital gain distribution from mutual funds                         --       259,299        63,354       323,866           --
   Change in unrealized appreciation (depreciation) of
     investments                                                  288,277      (114,602)       64,500      (266,031)      88,594
                                                              -----------    ----------    ----------    ----------   ----------
Increase (decrease) in net assets from operations                 296,294       133,498       155,682        70,435      271,321
                                                              -----------    ----------    ----------    ----------   ----------

From contract transactions:
   Payments received from contract owners                         930,696        64,889        63,127       127,455      164,389
   Payments for contract benefits or terminations                (936,159)      (78,916)      (38,064)     (115,049)    (143,882)
   Policy loans                                                   (59,553)      (19,858)       (9,878)      (44,927)       4,683
   Transfers between sub-accounts (including fixed
     account), net                                                (25,006)      (16,500)      (46,641)      (88,195)     (68,869)
   Contract maintenance charges                                  (849,189)      (76,269)      (38,607)     (135,427)    (339,120)
                                                              -----------    ----------    ----------    ----------   ----------
Increase (decrease) in net assets from contract transactions     (939,211)     (126,654)      (70,063)     (256,143)    (382,799)
                                                              -----------    ----------    ----------    ----------   ----------

Increase (decrease) in net assets                                (642,917)        6,844        85,619      (185,708)    (111,478)
Net assets at beginning of period                              14,091,840     1,558,132     1,034,676     2,660,062    6,043,586
                                                              -----------    ----------    ----------    ----------   ----------
Net assets at end of period                                   $13,448,923    $1,564,976    $1,120,295    $2,474,354   $5,932,108
                                                              ===========    ==========    ==========    ==========   ==========

Beginning units                                                   960,916       105,109        67,069       138,650      353,185
Units issued                                                      209,522         2,072        11,085         3,479       25,828
Units redeemed                                                   (252,835)      (10,606)      (14,981)      (17,239)     (49,153)
                                                              -----------    ----------    ----------    ----------   ----------
Ending units                                                      917,603        96,575        63,173       124,890      329,860
                                                              ===========    ==========    ==========    ==========   ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                Putnam VT     Putnam VT     Putnam VT     Putnam VT    Putnam VT
                                                              Equity Income  Growth and      Growth     International  Multi-Cap
                                                              Fund - Class   Income Fund  Opportunities  Value Fund   Growth Fund
                                                                   IB         Class IB    Fund Class IB   Class IB     Class IB
                                                              ------------- ------------  ------------- ------------- -----------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                   $        --  $    256,780    $    162     $   61,649     $   248
   Mortality and expense risk and administrative charges           (34,644)      (19,400)       (805)       (20,233)       (195)
                                                               -----------  ------------    --------     ----------     -------
   Net investment income (loss)                                    (34,644)      237,380        (643)        41,416          53
   Net realized gain (loss)                                         31,354     2,198,732       2,310        165,323       1,722
   Capital gain distribution from mutual funds                          --     1,427,565       2,085             --       2,815
   Change in unrealized appreciation (depreciation) of
     investments                                                 1,550,922    (3,270,214)     38,278        680,135       5,078
                                                               -----------  ------------    --------     ----------     -------
Increase (decrease) in net assets from operations                1,547,632       593,463      42,030        886,874       9,668
                                                               -----------  ------------    --------     ----------     -------

From contract transactions:
   Payments received from contract owners                          354,579       213,497       6,187        346,186         515
   Payments for contract benefits or terminations                 (218,976)     (191,848)         --       (239,961)     (3,516)
   Policy loans                                                    (15,618)       (6,588)        (36)       (18,292)         44
   Transfers between sub-accounts (including fixed
     account), net                                              12,981,324   (12,359,272)     (8,703)       (77,289)      1,060
   Contract maintenance charges                                 (1,061,049)     (280,264)     (4,913)      (319,259)       (745)
                                                               -----------  ------------    --------     ----------     -------
Increase (decrease) in net assets from contract transactions    12,040,260   (12,624,475)     (7,465)      (308,615)     (2,642)
                                                               -----------  ------------    --------     ----------     -------

Increase (decrease) in net assets                               13,587,892   (12,031,012)     34,565        578,259       7,026
Net assets at beginning of period                                       --    12,031,012     139,035      3,802,383      35,566
                                                               -----------  ------------    --------     ----------     -------
Net assets at end of period                                    $13,587,892  $         --    $173,600     $4,380,642     $42,592
                                                               ===========  ============    ========     ==========     =======

Beginning units                                                         --       663,437      43,644        422,085       1,756
Units issued                                                       846,943        11,495       1,016         92,263          92
Units redeemed                                                     (41,967)     (674,932)     (2,822)      (112,538)       (213)
                                                               -----------  ------------    --------     ----------     -------
Ending units                                                       804,976            --      41,838        401,810       1,635
                                                               ===========  ============    ========     ==========     =======
For the Year Ended December 31, 2016
From operations:
   Dividends                                                   $        --  $    189,263    $     --     $   96,167     $   276
   Mortality and expense risk and administrative charges                --       (47,875)        (80)       (20,841)       (181)
                                                               -----------  ------------    --------     ----------     -------
   Net investment income (loss)                                         --       141,388         (80)        75,326          95
   Net realized gain (loss)                                             --       343,600           4         29,415       2,228
   Capital gain distribution from mutual funds                          --       334,240          --             --       3,829
   Change in unrealized appreciation (depreciation) of
     investments                                                        --       722,916       1,001        (93,857)     (3,755)
                                                               -----------  ------------    --------     ----------     -------
Increase (decrease) in net assets from operations                       --     1,542,144         925         10,884       2,397
                                                               -----------  ------------    --------     ----------     -------

From contract transactions:
   Payments received from contract owners                               --       603,487       1,031        384,210         600
   Payments for contract benefits or terminations                       --      (562,673)         --       (243,714)     (6,795)
   Policy loans                                                         --       (26,235)       (106)       (44,702)        (36)
   Transfers between sub-accounts (including fixed
     account), net                                                      --       (66,917)    137,809       (170,679)       (245)
   Contract maintenance charges                                         --      (755,477)       (624)      (352,510)       (792)
                                                               -----------  ------------    --------     ----------     -------
Increase (decrease) in net assets from contract transactions            --      (807,815)    138,110       (427,395)     (7,268)
                                                               -----------  ------------    --------     ----------     -------

Increase (decrease) in net assets                                       --       734,329     139,035       (416,511)     (4,871)
Net assets at beginning of period                                       --    11,296,683          --      4,218,894      40,437
                                                               -----------  ------------    --------     ----------     -------
Net assets at end of period                                    $        --  $ 12,031,012    $139,035     $3,802,383     $35,566
                                                               ===========  ============    ========     ==========     =======

Beginning units                                                         --       714,172          --        454,450       2,141
Units issued                                                            --        22,763      43,750         85,868          42
Units redeemed                                                          --       (73,498)       (106)      (118,233)       (427)
                                                               -----------  ------------    --------     ----------     -------
Ending units                                                            --       663,437      43,644        422,085       1,756
                                                               ===========  ============    ========     ==========     =======

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                                                  SAST SA
                                                                                       SST SA Multi-   SAST SA    WellsCap
                                                               Putnam VT                Managed Mid   JPMorgan   Aggressive
                                                               Small Cap   Putnam VT     Cap Value    Balanced     Growth
                                                               Value Fund Voyager Fund   Portfolio    Portfolio  Portfolio
                                                                Class IB    Class IB      Class 3      Class 1    Class 1
                                                               ---------- ------------ ------------- ----------  ----------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                    $  1,615   $      --     $     450   $   45,484  $       --
   Mortality and expense risk and administrative charges          (1,057)         --           (75)     (10,934)     (7,978)
                                                                --------   ---------     ---------   ----------  ----------
   Net investment income (loss)                                      558          --           375       34,550      (7,978)
   Net realized gain (loss)                                        1,218          --         6,824       58,768     254,902
   Capital gain distribution from mutual funds                     9,169          --         5,371      136,905          --
   Change in unrealized appreciation (depreciation) of
     investments                                                   5,888          --        (1,805)     133,634     140,418
                                                                --------   ---------     ---------   ----------  ----------
Increase (decrease) in net assets from operations                 16,833          --        10,765      363,857     387,342
                                                                --------   ---------     ---------   ----------  ----------

From contract transactions:
   Payments received from contract owners                          7,195          --         1,366      135,109      82,532
   Payments for contract benefits or terminations                   (884)         --            --      (33,958)   (140,636)
   Policy loans                                                   (2,613)         --            --       (9,114)     (5,024)
   Transfers between sub-accounts (including fixed account),
     net                                                            (285)         --      (100,669)      54,534     157,555
   Contract maintenance charges                                   (7,053)         --          (430)    (132,575)    (61,286)
                                                                --------   ---------     ---------   ----------  ----------
Increase (decrease) in net assets from contract transactions      (3,640)         --       (99,733)      13,996      33,141
                                                                --------   ---------     ---------   ----------  ----------

Increase (decrease) in net assets                                 13,193          --       (88,968)     377,853     420,483
Net assets at beginning of period                                229,963          --       134,215    2,566,794   1,305,543
                                                                --------   ---------     ---------   ----------  ----------
Net assets at end of period                                     $243,156   $      --     $  45,247   $2,944,647  $1,726,026
                                                                ========   =========     =========   ==========  ==========

Beginning units                                                   11,580          --        11,944      157,818      91,749
Units issued                                                         321          --         1,076       24,336      42,182
Units redeemed                                                      (446)         --        (9,501)     (22,033)    (40,924)
                                                                --------   ---------     ---------   ----------  ----------
Ending units                                                      11,455          --         3,519      160,121      93,007
                                                                ========   =========     =========   ==========  ==========
For the Year Ended December 31, 2016
From operations:
   Dividends                                                    $  2,587   $   1,755     $   1,068   $   39,534  $       --
   Mortality and expense risk and administrative charges            (933)       (640)         (259)     (11,514)     (6,991)
                                                                --------   ---------     ---------   ----------  ----------
   Net investment income (loss)                                    1,654       1,115           809       28,020      (6,991)
   Net realized gain (loss)                                       (3,604)    (18,737)       (1,057)      25,352      28,568
   Capital gain distribution from mutual funds                    22,093       6,294         2,471      104,062          --
   Change in unrealized appreciation (depreciation) of
     investments                                                  30,494      11,496         1,543       (5,313)     59,763
                                                                --------   ---------     ---------   ----------  ----------
Increase (decrease) in net assets from operations                 50,637         168         3,766      152,121      81,340
                                                                --------   ---------     ---------   ----------  ----------

From contract transactions:
   Payments received from contract owners                          8,361       5,506         1,356      127,163      92,342
   Payments for contract benefits or terminations                (15,848)     (6,822)           --      (80,519)    (60,321)
   Policy loans                                                      112         170            --      (15,025)    (10,012)
   Transfers between sub-accounts (including fixed account),
     net                                                         (19,958)   (168,116)           --      133,509     (14,696)
   Contract maintenance charges                                   (7,424)    (11,577)      119,500       64,621     (59,178)
                                                                --------   ---------     ---------   ----------  ----------
Increase (decrease) in net assets from contract transactions     (34,757)   (180,839)      120,856      229,749     (51,865)
                                                                --------   ---------     ---------   ----------  ----------

Increase (decrease) in net assets                                 15,880    (180,671)      124,622      381,870      29,475
Net assets at beginning of period                                214,083     180,671         9,593    2,184,924   1,276,068
                                                                --------   ---------     ---------   ----------  ----------
Net assets at end of period                                     $229,963   $      --     $ 134,215   $2,566,794  $1,305,543
                                                                ========   =========     =========   ==========  ==========

Beginning units                                                   13,733      10,278           973      137,230      95,675
Units issued                                                         457         764        11,847       40,807      13,244
Units redeemed                                                    (2,610)    (11,042)         (876)     (20,219)    (17,170)
                                                                --------   ---------     ---------   ----------  ----------
Ending units                                                      11,580          --        11,944      157,818      91,749
                                                                ========   =========     =========   ==========  ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                 VALIC       VALIC                    VALIC         VALIC
                                                               Company I   Company I     VALIC      Company I     Company I
                                                                Dynamic    Emerging    Company I    Government  International
                                                               Allocation  Economies Foreign Value Money Market Equities Index
                                                                  Fund       Fund        Fund         I Fund         Fund
                                                               ----------  --------- ------------- ------------ --------------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                   $   24,552   $   839     $   877    $    41,439    $   64,411
   Mortality and expense risk and administrative charges             (447)      (81)         (5)       (51,218)      (12,010)
                                                               ----------   -------     -------    -----------    ----------
   Net investment income (loss)                                    24,105       758         872         (9,779)       52,401
   Net realized gain (loss)                                         5,178     1,835       1,283             --        65,409
   Capital gain distribution from mutual funds                      9,509        --          --             --            --
   Change in unrealized appreciation (depreciation) of
     investments                                                  261,005    19,343       5,522             --       427,544
                                                               ----------   -------     -------    -----------    ----------
Increase (decrease) in net assets from operations                 299,797    21,936       7,677         (9,779)      545,354
                                                               ----------   -------     -------    -----------    ----------

From contract transactions:
   Payments received from contract owners                          16,058     3,281       2,416      1,298,202       177,509
   Payments for contract benefits or terminations                      --        --          --     (6,757,284)     (137,033)
   Policy loans                                                        --        --          --         82,190       107,095
   Transfers between sub-accounts (including fixed account),
     net                                                          593,303    10,518       7,258      4,757,694        73,461
   Contract maintenance charges                                   (12,943)   (1,867)       (509)    (1,227,828)     (118,566)
                                                               ----------   -------     -------    -----------    ----------
Increase (decrease) in net assets from contract transactions      596,418    11,932       9,165     (1,847,026)      102,466
                                                               ----------   -------     -------    -----------    ----------

Increase (decrease) in net assets                                 896,215    33,868      16,842     (1,856,805)      647,820
Net assets at beginning of period                               1,203,724    50,752      42,285     11,007,823     2,217,518
                                                               ----------   -------     -------    -----------    ----------
Net assets at end of period                                    $2,099,939   $84,620     $59,127    $ 9,151,018    $2,865,338
                                                               ==========   =======     =======    ===========    ==========

Beginning units                                                   120,660     6,051       4,634      1,113,874       230,323
Units issued                                                       72,716     1,847       1,727      1,323,439        76,488
Units redeemed                                                    (18,947)     (795)       (863)    (1,502,425)      (58,558)
                                                               ----------   -------     -------    -----------    ----------
Ending units                                                      174,429     7,103       5,498        934,888       248,253
                                                               ==========   =======     =======    ===========    ==========
For the Year Ended December 31, 2016
From operations:
   Dividends                                                   $    8,965   $   513     $   671    $     1,145    $   68,480
   Mortality and expense risk and administrative charges           (5,525)     (181)       (236)       (56,898)      (11,558)
                                                               ----------   -------     -------    -----------    ----------
   Net investment income (loss)                                     3,440       332         435        (55,753)       56,922
   Net realized gain (loss)                                       (10,222)      659        (161)            --           890
   Capital gain distribution from mutual funds                     17,779        --          --             --            --
   Change in unrealized appreciation (depreciation) of
     investments                                                   28,634     1,797       3,784             --       (46,793)
                                                               ----------   -------     -------    -----------    ----------
Increase (decrease) in net assets from operations                  39,631     2,788       4,058        (55,753)       11,019
                                                               ----------   -------     -------    -----------    ----------

From contract transactions:
   Payments received from contract owners                          19,107     3,155       2,486      1,240,740       191,361
   Payments for contract benefits or terminations                      --        --          --     (1,306,629)     (106,283)
   Policy loans                                                        --        --          --        (66,639)       (6,198)
   Transfers between sub-accounts (including fixed account),
     net                                                           19,122        --          (3)       870,552      (242,307)
   Contract maintenance charges                                   699,528    35,026      10,320     (1,214,510)     (128,562)
                                                               ----------   -------     -------    -----------    ----------
Increase (decrease) in net assets from contract transactions      737,757    38,181      12,803       (476,486)     (291,989)
                                                               ----------   -------     -------    -----------    ----------

Increase (decrease) in net assets                                 777,388    40,969      16,861       (532,239)     (280,970)
Net assets at beginning of period                                 426,336     9,783      25,424     11,540,062     2,498,488
                                                               ----------   -------     -------    -----------    ----------
Net assets at end of period                                    $1,203,724   $50,752     $42,285    $11,007,823    $2,217,518
                                                               ==========   =======     =======    ===========    ==========

Beginning units                                                    44,433     1,266       3,100      1,157,120       261,372
Units issued                                                       92,068     6,314       2,121        333,638        49,652
Units redeemed                                                    (15,841)   (1,529)       (587)      (376,884)      (80,701)
                                                               ----------   -------     -------    -----------    ----------
Ending units                                                      120,660     6,051       4,634      1,113,874       230,323
                                                               ==========   =======     =======    ===========    ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                          VALIC
                                                                  VALIC       VALIC     Company I     VALIC        VALIC
                                                                Company I   Company I   Science &   Company I    Company I
                                                                 Mid Cap    Nasdaq-100  Technology  Small Cap   Stock Index
                                                                Index Fund  Index Fund     Fund     Index Fund     Fund
                                                               -----------  ----------  ----------  ----------  -----------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                   $   180,860  $   47,345  $       --  $   79,571  $   313,909
   Mortality and expense risk and administrative charges           (70,475)    (33,613)    (13,847)    (35,488)     (95,436)
                                                               -----------  ----------  ----------  ----------  -----------
   Net investment income (loss)                                    110,385      13,732     (13,847)     44,083      218,473
   Net realized gain (loss)                                        524,113     860,555     103,203     365,642      796,500
   Capital gain distribution from mutual funds                   1,238,490     295,435     188,684     379,745      920,795
   Change in unrealized appreciation (depreciation) of
     investments                                                   373,094     693,608     689,665     214,375    2,083,858
                                                               -----------  ----------  ----------  ----------  -----------
Increase (decrease) in net assets from operations                2,246,082   1,863,330     967,705   1,003,845    4,019,626
                                                               -----------  ----------  ----------  ----------  -----------

From contract transactions:
   Payments received from contract owners                          569,595     252,634     115,588     339,464      962,673
   Payments for contract benefits or terminations                 (609,599)   (281,207)    (81,834)   (320,022)    (654,736)
   Policy loans                                                    (19,966)     29,587     (25,726)    107,154      110,050
   Transfers between sub-accounts (including fixed account),
     net                                                          (127,826)   (348,935)    355,175     (21,370)    (207,311)
   Contract maintenance charges                                   (677,655)   (218,209)    (90,186)   (284,373)  (1,229,586)
                                                               -----------  ----------  ----------  ----------  -----------
Increase (decrease) in net assets from contract transactions      (865,451)   (566,130)    273,017    (179,147)  (1,018,910)
                                                               -----------  ----------  ----------  ----------  -----------

Increase (decrease) in net assets                                1,380,631   1,297,200   1,240,722     824,698    3,000,716
Net assets at beginning of period                               15,057,428   5,986,351   2,363,217   7,336,637   19,674,788
                                                               -----------  ----------  ----------  ----------  -----------
Net assets at end of period                                    $16,438,059  $7,283,551  $3,603,939  $8,161,335  $22,675,504
                                                               ===========  ==========  ==========  ==========  ===========

Beginning units                                                    723,227     240,528     110,255     362,797    1,064,879
Units issued                                                        89,019      47,811      28,092      82,456      124,941
Units redeemed                                                    (122,700)    (65,553)    (18,096)    (85,305)    (167,385)
                                                               -----------  ----------  ----------  ----------  -----------
Ending units                                                       689,546     222,786     120,251     359,948    1,022,435
                                                               ===========  ==========  ==========  ==========  ===========
For the Year Ended December 31, 2016
From operations:
   Dividends                                                   $   172,426  $   41,978  $       --  $   78,915  $   484,687
   Mortality and expense risk and administrative charges           (66,846)    (29,462)    (11,574)    (32,853)     (93,173)
                                                               -----------  ----------  ----------  ----------  -----------
   Net investment income (loss)                                    105,580      12,516     (11,574)     46,062      391,514
   Net realized gain (loss)                                        425,169     520,027      99,034     160,841    1,129,611
   Capital gain distribution from mutual funds                   1,315,682     258,005     439,739     452,276    1,417,523
   Change in unrealized appreciation (depreciation) of
     investments                                                   703,886    (437,618)   (380,303)    587,224     (962,856)
                                                               -----------  ----------  ----------  ----------  -----------
Increase (decrease) in net assets from operations                2,550,317     352,930     146,896   1,246,403    1,975,792
                                                               -----------  ----------  ----------  ----------  -----------

From contract transactions:
   Payments received from contract owners                          619,748     273,546     109,424     370,654    1,031,734
   Payments for contract benefits or terminations               (1,056,233)   (554,330)   (214,862)   (290,898)  (1,898,240)
   Policy loans                                                    (26,519)     (5,791)    (12,234)    (10,754)     (36,069)
   Transfers between sub-accounts (including fixed account),
     net                                                          (462,983)   (368,234)   (155,415)     30,363     (163,015)
   Contract maintenance charges                                   (199,778)   (250,150)    (23,900)   (133,030)  (1,057,772)
                                                               -----------  ----------  ----------  ----------  -----------
Increase (decrease) in net assets from contract transactions    (1,125,765)   (904,959)   (296,987)    (33,665)  (2,123,362)
                                                               -----------  ----------  ----------  ----------  -----------

Increase (decrease) in net assets                                1,424,552    (552,029)   (150,091)  1,212,738     (147,570)
Net assets at beginning of period                               13,632,876   6,538,380   2,513,308   6,123,899   19,822,358
                                                               -----------  ----------  ----------  ----------  -----------
Net assets at end of period                                    $15,057,428  $5,986,351  $2,363,217  $7,336,637  $19,674,788
                                                               ===========  ==========  ==========  ==========  ===========

Beginning units                                                    767,547     278,122     122,249     356,597    1,174,358
Units issued                                                        86,848      21,979      19,399      74,185      170,906
Units redeemed                                                    (131,168)    (59,573)    (31,393)    (67,985)    (280,385)
                                                               -----------  ----------  ----------  ----------  -----------
Ending units                                                       723,227     240,528     110,255     362,797    1,064,879
                                                               ===========  ==========  ==========  ==========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                 VALIC
                                                                     VALIC    Company II    VALIC
                                                                   Company II  Socially   Company II  Vanguard VIF  Vanguard VIF
                                                                    Mid Cap   Responsible Strategic    High Yield    REIT Index
                                                                   Value Fund    Fund     Bond Fund  Bond Portfolio  Portfolio
                                                                   ---------- ----------- ---------- -------------- ------------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                        $   240     $   486    $  5,526    $  328,849   $   332,776
   Mortality and expense risk and administrative charges                (56)        (92)       (187)      (35,552)      (61,883)
                                                                    -------     -------    --------    ----------   -----------
   Net investment income (loss)                                         184         394       5,339       293,297       270,893
   Net realized gain (loss)                                            (228)         98          73        14,263       190,217
   Capital gain distribution from mutual funds                        2,494       2,392          --            --       593,451
   Change in unrealized appreciation (depreciation) of
     investments                                                      3,760       3,717       5,131       119,791      (486,562)
                                                                    -------     -------    --------    ----------   -----------
Increase (decrease) in net assets from operations                     6,210       6,601      10,543       427,351       567,999
                                                                    -------     -------    --------    ----------   -----------

From contract transactions:
   Payments received from contract owners                             3,031       5,783       8,921       454,584       753,037
   Payments for contract benefits or terminations                        --          --     (37,501)     (240,629)     (818,346)
   Policy loans                                                          --          --       4,320         1,068       (61,665)
   Transfers between sub-accounts (including fixed account), net     15,498         912      51,890        42,342      (421,825)
   Contract maintenance charges                                      (2,326)     (3,693)     (5,232)     (440,295)     (626,822)
                                                                    -------     -------    --------    ----------   -----------
Increase (decrease) in net assets from contract transactions         16,203       3,002      22,398      (182,930)   (1,175,621)
                                                                    -------     -------    --------    ----------   -----------

Increase (decrease) in net assets                                    22,413       9,603      32,941       244,421      (607,622)
Net assets at beginning of period                                    33,379      30,857     139,321     6,665,367    13,753,371
                                                                    -------     -------    --------    ----------   -----------
Net assets at end of period                                         $55,792     $40,460    $172,262    $6,909,788   $13,145,749
                                                                    =======     =======    ========    ==========   ===========

Beginning units                                                       2,807       2,355      13,302       366,167       752,358
Units issued                                                          1,605         675       6,960        70,682       100,183
Units redeemed                                                         (281)       (425)     (4,744)      (78,165)     (155,501)
                                                                    -------     -------    --------    ----------   -----------
Ending units                                                          4,131       2,605      15,518       358,684       697,040
                                                                    =======     =======    ========    ==========   ===========
For the Year Ended December 31, 2016
From operations:
   Dividends                                                        $    52     $   347    $  4,603    $  354,675   $   377,322
   Mortality and expense risk and administrative charges               (149)       (173)       (624)      (35,573)      (70,513)
                                                                    -------     -------    --------    ----------   -----------
   Net investment income (loss)                                         (97)        174       3,979       319,102       306,809
   Net realized gain (loss)                                            (493)        (81)       (132)      (28,669)      557,505
   Capital gain distribution from mutual funds                        2,680       1,521         361            --     1,001,160
   Change in unrealized appreciation (depreciation) of
     investments                                                      1,379       1,660       4,377       376,919      (803,828)
                                                                    -------     -------    --------    ----------   -----------
Increase (decrease) in net assets from operations                     3,469       3,274       8,585       667,352     1,061,646
                                                                    -------     -------    --------    ----------   -----------

From contract transactions:
   Payments received from contract owners                             3,052       6,610      12,427       493,735       807,217
   Payments for contract benefits or terminations                        --          --          --      (358,533)   (1,142,053)
   Policy loans                                                          --          --      (1,579)      (24,909)     (159,562)
   Transfers between sub-accounts (including fixed account), net       (178)       (395)       (115)      107,975      (263,654)
   Contract maintenance charges                                      11,446       6,368      18,791      (502,200)     (721,122)
                                                                    -------     -------    --------    ----------   -----------
Increase (decrease) in net assets from contract transactions         14,320      12,583      29,524      (283,932)   (1,479,174)
                                                                    -------     -------    --------    ----------   -----------

Increase (decrease) in net assets                                    17,789      15,857      38,109       383,420      (417,528)
Net assets at beginning of period                                    15,590      15,000     101,212     6,281,947    14,170,899
                                                                    -------     -------    --------    ----------   -----------
Net assets at end of period                                         $33,379     $30,857    $139,321    $6,665,367   $13,753,371
                                                                    =======     =======    ========    ==========   ===========

Beginning units                                                       1,425       1,167      10,346       377,721       814,685
Units issued                                                          1,647       1,385       4,128        64,825       119,716
Units redeemed                                                         (265)       (197)     (1,172)      (76,379)     (182,043)
                                                                    -------     -------    --------    ----------   -----------
Ending units                                                          2,807       2,355      13,302       366,167       752,358
                                                                    =======     =======    ========    ==========   ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

1. Organization

Separate Account VL-R (the Separate Account) is a segregated investment account established by American General Life Insurance Company (the Company) to receive and invest premium payments from variable universal life insurance policies issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

The Separate Account includes the following products:

 AG Corporate Investor (b)              Platinum Investor II (b)
 AG Income Advantage VUL (b)            Platinum Investor III (b)
 AG Legacy Plus (b)                     Platinum Investor IV (b)
 AG Platinum Choice VUL 2 (a)           Platinum Investor PLUS (b)
 Corporate America (b)                  Platinum Investor Survivor (b)
 Corporate Investor Select (b)          Platinum Investor Survivor II (b)
 Income Advantage Select (b)            Platinum Investor VIP (b)
 Platinum Investor Flex Director (b)    Protection Advantage Select (b)
 Platinum Investor I (b)                Survivor Advantage (b)

(a)On November 6, 2014 this product was introduced and is currently offered for sale. The name was changed from AG Platinum Choice VUL to AG Platinum Choice VUL 2 on July 3, 2017.

(b)These products are no longer available for sale.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as open-ended management investment companies. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2017 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

 The Alger Portfolios (Alger)
 Alger Capital Appreciation Portfolio   Alger Mid Cap Growth Portfolio
 Class 1-2                              Class 1-2
 American Century Variable Portfolios,
 Inc. (American Century VP)

 American Century VP Value Fund Class I
 American Fund Insurance Series
 (American Funds)
 American Funds Asset Allocation Fund   American Funds Growth-Income Fund
 Class 2                                Class 2
 American Funds Global Growth Fund      American Funds High-Income Bond Fund
 Class 2                                Class 2
 American Funds Growth Fund Class 2     American Funds International Fund
                                        Class 2

 Anchor Series Trust (AST) (a)
 AST SA Wellington Capital              AST SA Wellington Government and
 Appreciation Portfolio Class 3 (b)     Quality Bond Portfolio Class 3 (c)

 Dreyfus Investment Portfolios
 (Dreyfus IP)
 Dreyfus IP MidCap Stock Portfolio
 Initial Shares

 Dreyfus Variable Investment Fund
 (Dreyfus VIF)
 Dreyfus VIF International Value        Dreyfus VIF Quality Bond Portfolio
 Portfolio Initial Shares               Initial Shares
 Dreyfus VIF Opportunistic Small Cap
 Portfolio Initial Shares

 Fidelity Variable Insurance Products
 (Fidelity VIP)
 Fidelity VIP Asset Manager Portfolio   Fidelity VIP Freedom 2030 Portfolio
 Service Class 2                        Service Class 2
 Fidelity VIP Contrafund Portfolio      Fidelity VIP Government Money Market
 Service Class 2                        Portfolio Service Class 2
 Fidelity VIP Equity-Income Portfolio   Fidelity VIP Growth Portfolio Service
 Service Class 2                        Class 2
 Fidelity VIP Freedom 2020 Portfolio    Fidelity VIP Mid Cap Portfolio
 Service Class 2                        Service Class 2
 Fidelity VIP Freedom 2025 Portfolio
 Service Class 2

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

 Franklin Templeton Variable Insurance
 Products Trust (FTVIP)
 FTVIP Franklin Mutual Global           FTVIP Franklin U.S. Government
 Discovery VIP Fund Class 2/(d)/        Securities VIP Fund Class 2
 FTVIP Franklin Small Cap Value VIP     FTVIP Templeton Foreign Securities
 Fund Class 2                           Fund Class 2
 FTVIP Franklin Small-Mid Cap Growth
 VIP Fund Class 2

 Goldman Sachs Variable Insurance
 Trust (Goldman Sachs VIT)
 Goldman Sachs VIT Strategic Growth
 Fund Institutional Shares

 Invesco Variable Insurance Funds
 (Invesco V.I.)
 Invesco V.I. American Franchise Fund   Invesco V.I. Growth and Income Fund
 Series I                               Series I
 Invesco V.I. Core Equity Fund Series I Invesco V.I. High Yield Fund Series I
 Invesco V.I. Global Real Estate Fund   Invesco V.I. International Growth
 Series I                               Fund Series I
 Invesco V.I. Government Securities
 Fund Series I

 Janus Hederson/(e)/
 Janus Henderson VIT Enterprise         Janus Henderson VIT Global Research
 Portfolio Service Shares/(f)/          Portfolio Service Shares/(h)/
 Janus Henderson VIT Forty Portfolio    Janus Henderson VIT Overseas
 Service Shares/(g)/                    Portfolio Service Shares/(i)/

 JP Morgan Asset Management (JP Morgan)
 JP Morgan Insurance Trust Core Bond    JP Morgan Insurance Trust Small Cap
 Portfolio Class 1                      Core Portfolio Class 1
 JP Morgan Insurance Trust Mid Cap
 Value Portfolio Class 1

 MFS Variable Insurance Trust (MFS VIT)
 MFS VIT Growth Series Initial Class    MFS VIT Research Series Initial Class
 MFS VIT II Core Equity Portfolio       MFS VIT Total Return Series Initial
 Initial Class                          Class
 MFS VIT New Discovery Series Initial
 Class

 Morgan Stanley Variable Insurance
 Fund, Inc./(j)/
 Morgan Stanley VIF Growth Portfolio -
 Class I shares/(k)/

 Neuberger Berman Advisers Management
 Trust (Neuberger Berman AMT)
 Neuberger Berman AMT Large Cap Value   Neuberger Berman AMT Socially
 Portfolio Class I                      Responsive Portfolio Class I
 Neuberger Berman AMT Mid Cap Growth
 Portfolio Class I

 Oppenheimer Variable Account Funds
 (Oppenheimer)
 Oppenheimer Conservative Balanced      Oppenheimer Global Strategic Income
 Fund/VA Non Service Shares             Fund/VA Non Service Shares
 Oppenheimer Global Fund/VA Non
 Service Shares

 PIMCO Variable Insurance Trust (PIMCO
 VIT)
 PIMCO VIT CommodityRealReturn
 Strategy Portfolio Administrative      PIMCO VIT Short-Term Portfolio
 Class                                  Administrative Class
 PIMCO VIT Global Bond Portfolio        PIMCO VIT Total Return Portfolio
 (Unhedged) Administrative Class        Administrative Class
 PIMCO VIT Real Return Portfolio
 Administrative Class

 Pioneer Investments Global Asset
 Management (Pioneer)
 Pioneer Fund VCT Portfolio Class I     Pioneer Select Mid Cap Growth VCT
                                        Portfolio Class I
 Pioneer Mid Cap Value VCT Portfolio
 Class I

 Putnam Variable Trust (Putnam VT)
 Putnam VT Diversified Income Fund      Putnam VT International Value Fund
 Class IB                               Class IB
 Putnam VT Equity Income Fund -         Putnam VT Multi-Cap Growth Fund
 Class IB/(l)/                          Class IB
 Putnam VT Growth Opportunities Fund    Putnam VT Small Cap Value Fund
 Class IB/(q)/                          Class IB

 Seasons Series Trust (SST)/(a)/
 SST SA Multi-Managed Mid Cap Value
 Portfolio Class 3/(m)/

 SunAmerica Series Trust (SAST)/(a)/
 SAST SA JPMorgan Balanced Portfolio    SAST SA WellsCap Aggressive Growth
 Class 1/(n)/                           Portfolio Class 1/(o)/

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


 VALIC Company I/(p)/
 VALIC Company I Dynamic Allocation
 Fund                                   VALIC Company I Mid Cap Index Fund
 VALIC Company I Emerging Economies
 Fund                                   VALIC Company I Nasdaq-100 Index Fund
 VALIC Company I Foreign Value Fund     VALIC Company I Science & Technology
                                        Fund
 VALIC Company I Government Money
 Market I Fund                          VALIC Company I Small Cap Index Fund
 VALIC Company I International
 Equities Index Fund                    VALIC Company I Stock Index Fund

 VALIC Company II/(p)/
 VALIC Company II Mid Cap Value Fund    VALIC Company II Strategic Bond Fund
 VALIC Company II Socially Responsible
 Fund

 Vanguard Variable Insurance Fund
 (Vanguard VIF)
 Vanguard VIF High Yield Bond Portfolio Vanguard VIF REIT Index Portfolio

(a)These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust, Seasons Series Trust, and SunAmerica Series Trust.

(b)Formerly AST Capital Appreciation Portfolio.

(c)Formerly AST Government and Quality Bond Portfolio.

(d)Formerly FTVIP Franklin Mutual Shares VIP Fund.

(e)On May 1, 2017, Janus Aspen Series and its underlying funds were re-branded to Janus Henderson.

(f)Formerly Janus Aspen Enterprise Portfolio.

(g)Formerly Janus Aspen Forty Portfolio.

(h)Formerly Janus Aspen Global Research Portfolio.

(i)Formerly Janus Aspen Overseas Portfolio.

(j)On May 1, 2017, Universal Institutional Funds, Inc. and its underlying funds were re-branded to Morgan Stanley Variable Insurance Fund, Inc.

(k)Formerly UIF Growth Portfolio.

(l)The Putnam VT Growth and Income Fund, in operation for the period January 1, 2016 to May 12, 2017 (cessation of operations), merged into the Putnam VT Equity Income Fund, in operation for the period May 12, 2017 (commencement of operations) to December 31, 2017.

(m)Formerly SST Mid Cap Value Portfolio.

(n)Formerly SAST Balanced Portfolio.

(o)Formerly SAST Aggressive Growth Portfolio

(p)VALIC Company I and II are affiliated investment companies. The Variable Annuity Life Insurance Company (VALIC), an affiliate of the Company, serves as the investment advisor to VALIC Company I and II series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I and II series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as investment sub-advisor to certain underlying mutual funds of VALIC Company I and II series.

(q)The Putnam VT Voyager Fund, in operation for the period January 1, 2015 to November 18, 2016, merged into the Putnam VT Growth Opportunities Fund, in operation for the period November 18, 2016 to December 31, 2016.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2. Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Policy Loans: When a policy loan is made, the loan amount is transferred to the Company from the contract owner's selected investment, and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the contract owner's selected investment, after they are first used to repay all loans taken from the declared fixed interest account option.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Internal Rollovers: A contract owner with an eligible Company life insurance policy may elect to replace their existing policy with another insurance policy offered by the Company. Internal rollovers are included payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets under contract transactions.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3. Fair Value Measurements

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

..   Level 1-- Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

..   Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other that quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2017 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

information about assets measured at fair value on a recurring basis at December 31, 2017, and respective hierarchy levels.

4. Expenses

Expense charges are applied against the current value of the Separate Account and are paid as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses the Company for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued. Expense charges for each product are as follows:

                                              Mortality and Expense Risk
                                               Maximum Annual Rate and    First Reduction in Mortality
                                                Administrative Charges        and Expense Risk and
Products                                         Maximum Annual Rate     Administrative Charges Rate/(a)/
--------                                      -------------------------- -------------------------------
AG Corporate Investor                                    0.65%                        0.25%
AG Income Advantage VUL                                  0.70%                        0.35%
AG Legacy Plus                                           0.90%                        0.25%
AG Platinum Choice VUL 2                                 0.70%                        0.35%
Corporate America                                        0.35%                        0.10%
Corporate America (reduced surrender charge)             0.65%                        0.25%
Corporate Investor Select                                0.65%                        0.25%
Income Advantage Select                                  0.70%                        0.35%
Platinum Investor FlexDirector                           0.70%                        0.25%
Platinum Investor I                                      0.75%                        0.25%
Platinum Investor II                                     0.75%                        0.25%
Platinum Investor III                                    0.70%                        0.25%
Platinum Investor IV                                     0.70%                        0.35%
Platinum Investor PLUS                                   0.70%                        0.25%
Platinum Investor Survivor                               0.40%                        0.20%
Platinum Investor Survivor II                            0.75%                        0.25%
Platinum Investor VIP                                    0.70%                        0.35%
Protection Advantage Select                              0.70%                        0.35%
Survivor Advantage                                       0.70%                        0.35%

                                               Second Reduction in Mortality
                                                   and Expense Risk and
Products                                      Administrative Charges Rate/(b)/
--------                                      -------------------------------
AG Corporate Investor                                      0.25%
AG Income Advantage VUL                                    0.15%
AG Legacy Plus                                             0.25%
AG Platinum Choice VUL 2                                   0.20%
Corporate America                                          0.10%
Corporate America (reduced surrender charge)               0.25%
Corporate Investor Select                                  0.25%
Income Advantage Select                                    0.20%
Platinum Investor FlexDirector                             0.35%
Platinum Investor I                                        0.25%
Platinum Investor II                                       0.25%
Platinum Investor III                                      0.35%
Platinum Investor IV                                       0.25%
Platinum Investor PLUS                                     0.35%
Platinum Investor Survivor                                 0.10%
Platinum Investor Survivor II                              0.35%
Platinum Investor VIP                                      0.20%
Protection Advantage Select                                0.20%
Survivor Advantage                                         0.20%

/(a)  /After 10th policy year.
/(b)  /After 20/th/ policy year.

Contract Maintenance Charge: Monthly contract maintenance charges are paid to the Company for the administrative services provided under the current policies. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of coverage (if the policy offers both base and supplement coverage, then

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

only each $1,000 of base coverage). This charge varies according to the ages, gender and the premium class of the insured, as well as the amount of coverage. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The Company may charge a maximum fee of $12 for the monthly contract maintenance charge.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The amount of the withdrawal charge depends on the age and other insurance characteristics of the insured person. For partial withdrawals, the Company may charge a maximum transaction fee per partial withdrawal equal to the lesser of 2 percent of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial withdrawal.

Cost of Insurance Charge: Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charge is included as part of the contract maintenance charges line of the Statements of Operations and Changes in Net Assets.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the policy year.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.5 percent. The Company deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services the Company performs and a premium tax that is applicable to the Company in the state or other jurisdiction of the policy owner. Premium tax charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A summary of premium tax charges follows:

    Products                        Premium Tax Charge
    --------                        ---------------------------------------
    AG Corporate Investor/*/        4.00% up to the "target premium" and
                                    5.00% on any premium amounts in excess
                                    of the "target premium" for policy
                                    years 1-3. 9.00% up to the "target
                                    premium" and 5.00% on any premium
                                    amounts in excess of the "target
                                    premium" for policy years 4-7. 5.00% of
                                    all premium payments in policy years 8
                                    and thereafter.

    AG Income Advantage VUL         5.00% of after-tax premium payment

    AG Platinum Choice VUL 2        9.00% of after-tax premium payment

    Corporate America/*/            9.00% up to the "target premium" and
                                    5.00% on any premium amounts in excess
                                    of the "target premium" for policy
                                    years 1-7. 5.00% of all premium
                                    payments in policy years 8 and
                                    thereafter.

    Corporate Investor Select/*/    4.00% up to the "target premium" and
                                    5.00% on any premium amounts in excess
                                    of the "target premium" for policy
                                    years 1-3. 9.00% up to the "target
                                    premium" and 5.00% on any premium
                                    amounts in excess of the "target
                                    premium" for policy years 4-7. 5.00% of
                                    all premium payments in policy years 8
                                    and thereafter.

    Income Advantage Select         5.00% of after-tax premium payment

    Platinum Investor FlexDirector  5.00% of after-tax premium payment

    Platinum Investor I             2.50% of after-tax premium payment

    Platinum Investor II            2.50% of after-tax premium payment

    Platinum Investor III           5.00% of after-tax premium payment

    Platinum Investor IV            5.00% of after-tax premium payment

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


  Platinum Investor PLUS         5.00% of after-tax premium payment
  Platinum Investor Survivor 6.50% of after-tax premium payment Platinum Investor Survivor II 5.00% of after-tax premium payment
  Platinum Investor VIP          5.00% of after-tax premium payment
  Protection Advantage Select    5.00% of after-tax premium payment
  Survivor Advantage             5.00% of after-tax premium payment

* The target premium is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

Optional Rider Charge: Monthly charges are deducted if the contract owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are included as part of contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

Guaranteed Minimum Withdrawal Benefit (GMWB) Charge: Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The annualized GMWB charge is 0.75 percent, which may be increased to a maximum of 1.50 percent.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. Purchases and Sales of Investments

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                  Cost of    Proceeds
Sub-accounts                                                     Purchases  from Sales
------------                                                     ---------- ----------
Alger Capital Appreciation Portfolio Class 1-2                   $1,703,390 $1,150,791
Alger Mid Cap Growth Portfolio Class 1-2                            601,700    446,627
American Century VP Value Fund Class I                            2,672,842  3,735,109
American Funds Asset Allocation Fund Class 2                        750,229    199,007
American Funds Global Growth Fund Class 2                           214,166    101,397
American Funds Growth Fund Class 2                                  329,673    100,203
American Funds Growth-Income Fund Class 2                           721,107    126,920
American Funds High-Income Bond Fund Class 2                        141,486     13,533
American Funds International Fund Class 2                           244,372     32,092
AST SA Wellington Capital Appreciation Portfolio Class 3             63,006     21,891
AST SA Wellington Government and Quality Bond Portfolio Class 3      26,492      5,888
Dreyfus IP MidCap Stock Portfolio Initial Shares                    309,026    681,325
Dreyfus VIF International Value Portfolio Initial Shares             13,919      7,897
Dreyfus VIF Opportunistic Small Cap Portfolio Initial Shares        369,545    680,316
Dreyfus VIF Quality Bond Portfolio Initial Shares                   403,842    553,398
Fidelity VIP Asset Manager Portfolio Service Class 2                980,593    678,547
Fidelity VIP Contrafund Portfolio Service Class 2                 5,531,051  6,902,469
Fidelity VIP Equity-Income Portfolio Service Class 2              2,594,839  3,269,673
Fidelity VIP Freedom 2020 Portfolio Service Class 2                 118,918    149,883
Fidelity VIP Freedom 2025 Portfolio Service Class 2                 362,863    567,551
Fidelity VIP Freedom 2030 Portfolio Service Class 2                 526,148    366,758
Fidelity VIP Government Money Market Portfolio Service Class 2    2,663,583  2,589,993
Fidelity VIP Growth Portfolio Service Class 2                     3,041,850  2,518,564
Fidelity VIP Mid Cap Portfolio Service Class 2                    2,575,017  3,356,470
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2           1,546,371  1,556,976
FTVIP Franklin Small Cap Value VIP Fund Class 2                   2,382,767  2,543,404
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2                  4,190      1,226
FTVIP Franklin U.S. Government Securities VIP Fund Class 2          777,766  1,633,211
FTVIP Templeton Foreign Securities Fund Class 2                     995,656  1,236,334
Goldman Sachs VIT Strategic Growth Fund Institutional Shares        157,394    137,601
Invesco V.I. American Franchise Fund Series I                         1,371      3,969
Invesco V.I. Core Equity Fund Series I                              841,014    825,750
Invesco V.I. Global Real Estate Fund Series I                       139,095     99,922
Invesco V.I. Government Securities Fund Series I                        752      8,270
Invesco V.I. Growth and Income Fund Series I                      2,151,507  2,120,859
Invesco V.I. High Yield Fund Series I                               113,333    102,521
Invesco V.I. International Growth Fund Series I                   1,356,907  1,441,305
Janus Henderson VIT Enterprise Portfolio Service Shares           1,140,980    913,927
Janus Henderson VIT Forty Portfolio Service Shares                  100,033     84,152
Janus Henderson VIT Global Research Portfolio Service Shares        202,011    287,314
Janus Henderson VIT Overseas Portfolio Service Shares             1,415,958  1,609,705
JP Morgan Insurance Trust Core Bond Portfolio Class 1               299,883     80,690
JP Morgan Insurance Trust Mid Cap Value Portfolio Class 1            42,168     72,758
JP Morgan Insurance Trust Small Cap Core Portfolio Class 1          919,661  1,187,039
MFS VIT Growth Series Initial Class                                 964,467  1,215,993
MFS VIT II Core Equity Portfolio Initial Class                      556,153    477,272
MFS VIT New Discovery Series Initial Class                          884,472    895,765
MFS VIT Research Series Initial Class                               595,586    525,720
MFS VIT Total Return Series Initial Class                            22,756     40,991
Morgan Stanley VIF Growth Portfolio - Class I shares                827,478    489,220
Neuberger Berman AMT Large Cap Value Portfolio Class I                6,357      9,075

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                                         Cost of    Proceeds
Sub-accounts                                                            Purchases  from Sales
------------                                                           ----------- -----------
Neuberger Berman AMT Mid Cap Growth Portfolio Class I                  $ 1,090,218 $ 1,136,483
Neuberger Berman AMT Socially Responsive Portfolio Class I                 129,606     117,859
Oppenheimer Conservative Balanced Fund/VA Non Service Shares               312,270     298,481
Oppenheimer Global Fund/VA Non Service Shares                            1,509,410   1,780,833
Oppenheimer Global Strategic Income Fund/VA Non Service Shares               5,239       1,294
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class      327,221     273,592
PIMCO VIT Global Bond Portfolio (Unhedged) Administrative Class             88,185      85,803
PIMCO VIT Real Return Portfolio Administrative Class                     1,174,634   2,419,966
PIMCO VIT Short-Term Portfolio Administrative Class                        799,318     967,258
PIMCO VIT Total Return Portfolio Administrative Class                    2,593,888   3,643,791
Pioneer Fund VCT Portfolio Class I                                         285,037      87,212
Pioneer Mid Cap Value VCT Portfolio Class I                                513,928     447,969
Pioneer Select Mid Cap Growth VCT Portfolio Class I                        117,298     299,789
Putnam VT Diversified Income Fund Class IB                               1,035,867     867,896
Putnam VT Equity Income Fund - Class IB                                 12,748,885     743,269
Putnam VT Growth and Income Fund Class IB                                1,886,296  12,845,824
Putnam VT Growth Opportunities Fund Class IB                                 5,990      12,013
Putnam VT International Value Fund Class IB                                951,543   1,218,743
Putnam VT Multi-Cap Growth Fund Class IB                                     5,155       4,930
Putnam VT Small Cap Value Fund Class IB                                     17,038      10,951
SST SA Multi-Managed Mid Cap Value Portfolio Class 3                        18,496     112,484
SAST SA JPMorgan Balanced Portfolio Class 1                                568,428     382,977
SAST SA WellsCap Aggressive Growth Portfolio Class 1                       698,441     673,276
VALIC Company I Dynamic Allocation Fund                                    821,208     191,178
VALIC Company I Emerging Economies Fund                                     20,382       7,692
VALIC Company I Foreign Value Fund                                          18,399       8,362
VALIC Company I Government Money Market I Fund                          13,036,767  14,893,571
VALIC Company I International Equities Index Fund                          849,898     695,030
VALIC Company I Mid Cap Index Fund                                       3,263,321   2,779,897
VALIC Company I Nasdaq-100 Index Fund                                    1,759,394   2,016,356
VALIC Company I Science & Technology Fund                                  937,827     489,973
VALIC Company I Small Cap Index Fund                                     2,069,424   1,824,742
VALIC Company I Stock Index Fund                                         3,634,132   3,513,772
VALIC Company II Mid Cap Value Fund                                         22,132       3,251
VALIC Company II Socially Responsible Fund                                  11,876       6,087
VALIC Company II Strategic Bond Fund                                        79,200      51,463
Vanguard VIF High Yield Bond Portfolio                                   1,577,337   1,466,971
Vanguard VIF REIT Index Portfolio                                        2,717,056   3,028,334

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2017, follows:

                                                December 31, 2017                  For the Year Ended December 31, 2017
                                       ---------------------------------------- --------------------------------------------------
                                                                                                  Expense
                                                 Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Total Return (%)/(d)/
                                                 -------------------    Net        Income      -------------- ---------------------
            Sub-accounts                 Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest     Highest
            ------------               --------- ------    -------   ---------- -------------  ------ ------- ------     -------
Alger Capital Appreciation Portfolio
  Class 1-2                              322,741 23.54      26.15     8,151,701      0.17       0.00   1.10    29.65      31.08
Alger Mid Cap Growth Portfolio
  Class 1-2                              184,834 13.61      32.09     3,394,794      0.00       0.20   0.95    28.57      29.53
American Century VP Value Fund Class I   761,205 22.42      31.05    16,556,042      1.62       0.00   0.75     7.94       8.75
American Funds Asset Allocation Fund
  Class 2                                110,852 14.46      14.80     1,473,785      1.82       0.20   0.70    15.42      16.79
American Funds Global Growth Fund
  Class 2                                 37,874 16.25      16.63       537,081      0.73       0.20   0.70    30.56      32.10
American Funds Growth Fund Class 2        52,954 18.14      18.56       811,781      0.55       0.20   0.70    27.40      28.91
American Funds Growth-Income Fund
  Class 2                                102,846 17.21      17.61     1,464,609      1.65       0.20   0.70    21.53      22.97
American Funds High-Income Bond Fund
  Class 2                                 23,439 11.62      11.71       262,674      8.26       0.20   0.70     6.14       7.40
American Funds International Fund
  Class 2                                 32,925 13.77      14.03       412,489      1.51       0.20   0.70    31.23      32.78
AST SA Wellington Capital
  Appreciation Portfolio Class 3          10,103 19.18      19.62       162,533      0.00       0.20   0.70    31.53      33.09
AST SA Wellington Government and
  Quality Bond Portfolio Class 3           7,570 10.38      10.63        79,385      1.75       0.20   0.70     2.04       3.25
Dreyfus IP MidCap Stock Portfolio
  Initial Shares                         215,289 23.55      36.18     5,029,990      1.06       0.20   0.75    14.52      15.15
Dreyfus VIF International Value
  Portfolio Initial Shares                11,834  9.46      11.41       145,813      1.46       0.00   0.95    27.31      28.52
Dreyfus VIF Opportunistic Small Cap
  Portfolio Initial Shares               361,865 23.53      25.70     8,315,220      0.00       0.20   0.75    23.75      24.43
Dreyfus VIF Quality Bond Portfolio
  Initial Shares                         341,206 14.42      16.59     4,826,798      2.11       0.20   0.75     3.72       4.29
Fidelity VIP Asset Manager Portfolio
  Service Class 2                        288,419 21.32      22.12     4,494,686      1.63       0.20   0.75    12.90      13.52
Fidelity VIP Contrafund Portfolio
  Service Class 2                      1,633,046 18.91      21.01    33,416,374      0.78       0.00   1.10    20.26      21.59
Fidelity VIP Equity-Income Portfolio
  Service Class 2                        980,078 16.86      29.22    17,674,993      1.48       0.20   1.10    11.42      12.43
Fidelity VIP Freedom 2020 Portfolio
  Service Class 2                         24,020 16.04      23.12       387,130      1.22       0.20   0.70    15.45      16.03
Fidelity VIP Freedom 2025 Portfolio
  Service Class 2                         35,817 16.91      24.79       611,436      1.08       0.20   0.70    16.75      17.33
Fidelity VIP Freedom 2030 Portfolio
  Service Class 2                        156,726 16.00      25.94     2,741,857      1.20       0.20   1.10    19.38      20.45
Fidelity VIP Government Money Market
  Portfolio Service Class 2               51,864  9.73       9.95       517,760      0.24       0.20   0.70    -0.27       0.91
Fidelity VIP Growth Portfolio Service
  Class 2                                909,510 26.00      34.41    19,660,993      0.08       0.20   0.75    33.81      34.55
Fidelity VIP Mid Cap Portfolio
  Service Class 2                        493,472 19.66      21.85    10,717,435      0.48       0.00   1.10    19.22      20.54
FTVIP Franklin Mutual Global
  Discovery VIP Fund Class 2             416,827 15.55      24.49     6,983,291      2.26       0.20   1.10     7.17       8.13
FTVIP Franklin Small Cap Value VIP
  Fund Class 2                           385,185 20.07      22.31     8,451,891      0.48       0.00   1.10     9.44      10.65
FTVIP Franklin Small-Mid Cap Growth
  VIP Fund Class 2                         1,286            20.04        25,778      0.00              0.50               20.79
FTVIP Franklin U.S. Government
  Securities VIP Fund Class 2            151,946 12.52      15.28     1,928,613      2.18       0.20   0.75     0.58       1.14
FTVIP Templeton Foreign Securities
  Fund Class 2                           422,235 12.38      20.81     5,292,633      2.61       0.20   0.75    15.82      16.46
Goldman Sachs VIT Strategic Growth
  Fund Institutional Shares              147,120 22.43      23.08     3,384,434      0.53       0.20   0.50    30.01      30.40
Invesco V.I. American Franchise Fund
  Series I                                   630            22.11        13,934      0.08              0.50               26.71
Invesco V.I. Core Equity Fund Series I   472,905 18.28      19.86     8,441,402      1.03       0.20   0.75    12.33      12.95
Invesco V.I. Global Real Estate Fund
  Series I                                28,044 11.90      14.12       407,776      3.57       0.00   0.70    12.26      13.05
Invesco V.I. Government Securities
  Fund Series I                            1,994            11.13        22,190      1.82              0.50                1.45
Invesco V.I. Growth and Income Fund
  Series I                               532,628 18.24      22.12    11,158,029      1.50       0.00   0.95    13.24      14.32
Invesco V.I. High Yield Fund Series I    152,651 13.41      13.91     2,066,246      4.07       0.20   0.75     5.51       6.09
Invesco V.I. International Growth
  Fund Series I                          549,092 13.29      14.76     8,074,309      1.50       0.00   1.10    21.66      23.00
Janus Henderson VIT Enterprise
  Portfolio Service Shares               264,281 41.27      43.46     6,766,100      0.14       0.20   0.75    26.14      26.83
Janus Henderson VIT Forty Portfolio
  Service Shares                          31,036 18.73      20.27       686,757      0.00       0.00   0.95    28.77      29.99
Janus Henderson VIT Global Research
  Portfolio Service Shares               201,456 16.44      18.96     3,240,331      0.70       0.20   0.75    25.74      26.43
Janus Henderson VIT Overseas
  Portfolio Service Shares               811,335  8.35       9.10     7,631,682      1.64       0.20   1.10    29.38      30.54
JP Morgan Insurance Trust Core Bond
  Portfolio Class 1                       64,724 10.68      14.28       721,668      2.42       0.20   0.70     2.85       3.37
JP Morgan Insurance Trust Mid Cap
  Value Portfolio Class 1                 22,040 35.82      37.57       809,906      0.81       0.20   0.75    12.92      13.54
JP Morgan Insurance Trust Small Cap
  Core Portfolio Class 1                 161,743 24.39      36.90     3,906,888      0.32       0.20   0.75    14.37      15.00
MFS VIT Growth Series Initial Class      500,388 24.98      32.55    12,198,289      0.11       0.20   0.75    30.43      31.14
MFS VIT II Core Equity Portfolio
  Initial Class                          352,760 13.27      13.47     4,723,353      0.97       0.20   0.75    23.90      24.58
MFS VIT New Discovery Series Initial
  Class                                  238,545 23.93      41.01     5,773,273      0.00       0.20   1.10    25.27      26.40
MFS VIT Research Series Initial Class    147,051 16.45      33.31     3,142,778      1.42       0.20   0.70    22.51      23.12
MFS VIT Total Return Series Initial
  Class                                   18,689            17.63       329,481      2.36              0.50               11.74
Morgan Stanley VIF Growth Portfolio -
  Class I shares                         130,942 29.11      39.11     3,716,998      0.00       0.20   0.75    42.08      42.86
Neuberger Berman AMT Large Cap Value
  Portfolio Class I                        1,873            15.49        29,018      0.57              0.50               12.80
Neuberger Berman AMT Mid Cap Growth
  Portfolio Class I                      309,688 19.91      22.13     6,640,794      0.00       0.00   1.10    23.92      25.29
Neuberger Berman AMT Socially
  Responsive Portfolio Class I             6,411 20.11      31.37       132,321      0.54       0.20   0.70    17.61      18.19
Oppenheimer Conservative Balanced
  Fund/ VA Non Service Shares            104,560 17.63      18.18     1,318,894      1.97       0.20   0.75     8.44       9.03
Oppenheimer Global Fund/VA Non
  Service Shares                         400,569 18.91      21.01     8,328,431      0.95       0.00   1.10    35.17      36.66
Oppenheimer Global Strategic Income
  Fund/VA Non Service Shares                 447            11.27         5,034      4.36              0.50                5.74
PIMCO VIT CommodityRealReturn
  Strategy Portfolio Administrative
  Class                                  133,947  8.36       8.63       793,866     10.90       0.20   1.10   -49.03       1.04

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                  December 31, 2017                  For the Year Ended December 31, 2017
                                         ---------------------------------------- -------------------------------------------
                                                                                                    Expense         Total
                                                   Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                                   -------------------               Income      -------------- --------------
             Sub-accounts                  Units   Lowest    Highest      Net     Ratio (%)/(b)/ Lowest Highest Lowest  Highest
             ------------                --------- ------    -------   Assets ($) -------------  ------ ------- ------  -------
PIMCO VIT Global Bond Portfolio
  (Unhedged) Administrative Class           15,207 10.37      15.87       185,779     1.98        0.20   0.70    7.87     8.41
PIMCO VIT Real Return Portfolio
  Administrative Class                     635,394 14.99      19.39     8,525,775     2.37        0.20   0.75    2.88     3.45
PIMCO VIT Short-Term Portfolio
  Administrative Class                     318,961 10.84      12.05     3,716,064     1.71        0.00   1.10    1.28     2.40
PIMCO VIT Total Return Portfolio
  Administrative Class                     846,327 14.14      15.71    12,770,068     2.02        0.00   1.10    3.77     4.91
Pioneer Fund VCT Portfolio Class I          93,667 20.13      24.16     1,837,936     1.19        0.20   0.70   20.87    21.47
Pioneer Mid Cap Value VCT Portfolio
  Class I                                   62,494 20.14      20.21     1,228,114     0.85        0.00   0.75   12.33    13.17
Pioneer Select Mid Cap Growth VCT
  Portfolio Class I                        115,493 25.55      26.30     2,961,550     0.08        0.20   0.50   29.38    29.77
Putnam VT Diversified Income Fund
  Class IB                                 325,506 17.42      18.66     6,182,584     5.51        0.20   0.95    6.11     6.91
Putnam VT Equity Income Fund - Class IB    804,976 21.08      23.64    13,587,892     0.00        0.20   0.75   12.67    13.06
Putnam VT Growth and Income Fund
  Class IB                                      -- 18.64      20.98            --     4.27        0.20   0.75    4.85     5.06
Putnam VT Growth Opportunities Fund
  Class IB                                  41,838             4.15       173,600     0.10               0.50            30.25
Putnam VT International Value Fund
  Class IB                                 401,810  9.73      10.61     4,380,642     1.51        0.20   1.10   23.34    24.45
Putnam VT Multi-Cap Growth Fund Class IB     1,635            26.04        42,592     0.63               0.50            28.58
Putnam VT Small Cap Value Fund Class IB     11,455 21.07      33.23       243,156     0.68        0.20   0.70    7.12     7.66
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                          3,519 14.92      15.27        45,247     0.50        0.20   0.70   11.85    13.18
SAST SA JPMorgan Balanced Portfolio
  Class 1                                  160,121 22.52      25.60     2,944,647     1.65        0.20   0.75   13.71    14.33
SAST SA WellsCap Aggressive Growth
  Portfolio Class 1                         93,007 17.49      34.17     1,726,026     0.00        0.20   1.10   28.17    29.33
VALIC Company I Dynamic Allocation Fund    174,429 12.92      13.22     2,099,939     1.49        0.20   0.70   19.38    20.80
VALIC Company I Emerging Economies Fund      7,103 12.02      12.30        84,620     1.24        0.20   0.70   40.28    41.95
VALIC Company I Foreign Value Fund           5,498 10.54      12.20        59,127     1.73        0.25   0.70   16.18    18.37
VALIC Company I Government Money Market
  I Fund                                   934,888  9.16      10.16     9,151,018     0.41        0.20   1.10   -0.72     0.18
VALIC Company I International Equities
  Index Fund                               248,253 16.98      19.46     2,865,338     2.53        0.20   0.75   23.42    24.10
VALIC Company I Mid Cap Index Fund         689,546 22.35      38.03    16,438,059     1.15        0.20   1.10   14.64    15.68
VALIC Company I Nasdaq-100 Index Fund      222,786 30.47      33.22     7,283,551     0.71        0.20   1.10   30.85    32.03
VALIC Company I Science & Technology
  Fund                                     120,251 32.65      49.22     3,603,939     0.00        0.20   0.75   40.23    41.00
VALIC Company I Small Cap Index Fund       359,948 32.29      36.89     8,161,335     1.03        0.20   0.75   13.53    14.15
VALIC Company I Stock Index Fund         1,022,435 27.79      33.05    22,675,504     1.48        0.20   0.75   20.51    21.17
VALIC Company II Mid Cap Value Fund          4,131 15.58      15.94        55,792     0.54        0.20   0.70   13.67    15.02
VALIC Company II Socially Responsible
  Fund                                       2,605 17.38      17.78        40,460     1.36        0.20   0.70   19.82    21.24
VALIC Company II Strategic Bond Fund        15,518 11.24      11.50       172,262     3.55        0.20   0.70    6.06     7.32
Vanguard VIF High Yield Bond Portfolio     358,684 16.85      18.73     6,909,788     4.84        0.00   1.10    5.84     7.00
Vanguard VIF REIT Index Portfolio          697,040 17.12      19.02    13,145,749     2.47        0.00   1.10    3.63     4.78

                                                  December 31, 2016                   For the Year Ended December 31 2016
                                         ---------------------------------------- -------------------------------------------
                                                                                                    Expense         Total
                                                   Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                                   -------------------               Income      -------------- --------------
             Sub-accounts                  Units   Lowest    Highest      Net     Ratio (%)/(b)/ Lowest Highest Lowest  Highest
             ------------                --------- ------    -------   Assets ($) -------------  ------ ------- ------  -------
Alger Capital Appreciation Portfolio
  Class 1-2                                308,315 23.79      30.60     6,171,284     0.19        0.20   1.45   -0.94     0.30
Alger Mid Cap Growth Portfolio Class 1-2   177,407 10.59      24.77     2,548,701     0.00        0.20   0.95    0.02     0.77
American Century VP Value Fund Class I     819,555 26.70      28.76    16,518,290     1.69        0.20   0.75   19.58    20.24
American Funds Asset Allocation Fund
  Class 2                                   71,357 11.13      12.67       822,148     1.85        0.20   0.70    8.65     9.19
American Funds Global Growth Fund
  Class 2                                   29,438 10.65      12.59       324,428     1.20        0.20   0.70   -0.08     0.42
American Funds Growth Fund Class 2          40,194 11.95      14.40       490,246     1.09        0.20   0.70    8.73     9.27
American Funds Growth-Income Fund
  Class 2                                   62,791 11.48      14.32       740,001     1.89        0.20   0.70   10.74    11.30
American Funds High-Income Bond Fund
  Class 2                                   13,125 10.46      10.98       138,875     7.43        0.20   0.70   16.88    17.46
American Funds International Fund
  Class 2                                   15,568  9.39      10.64       148,913     1.92        0.20   0.70    2.81     3.33
AST SA Wellington Capital Appreciation
  Portfolio Class 3                          8,075 11.55      14.74        98,099     0.00        0.20   0.70    1.02     1.53
AST SA Wellington Government and
  Quality Bond Portfolio Class 3             5,735 10.10      10.29        58,188     0.99        0.20   0.70    0.51     1.01
Dreyfus IP MidCap Stock Portfolio
  Initial Shares                           237,494 20.45      31.60     4,835,018     1.04        0.20   0.75   14.61    15.24
Dreyfus VIF International Value
  Portfolio Initial Shares                  11,400  7.43      13.56       109,962     1.68        0.20   0.95   -2.38    -1.64
Dreyfus VIF Opportunistic Small Cap
  Portfolio Initial Shares                 379,560 18.91      20.77     7,032,502     0.00        0.20   0.75   16.20    16.84
Dreyfus VIF Quality Bond Portfolio
  Initial Shares                           357,140 13.83      16.00     4,865,166     1.80        0.20   0.75    0.76     1.32
Fidelity VIP Asset Manager Portfolio
  Service Class 2                          302,946 18.89      19.49     4,190,721     1.28        0.20   0.75    2.07     2.63
Fidelity VIP Contrafund Portfolio
  Service Class 2                        1,776,410 17.53      26.82    30,500,037     0.59        0.20   1.45    6.18     7.52
Fidelity VIP Equity-Income Portfolio
  Service Class 2                        1,042,442 15.72      25.99    16,921,768     2.08        0.20   1.45   16.02    17.47
Fidelity VIP Freedom 2020 Portfolio
  Service Class 2                           26,732 13.89      19.93       374,830     1.25        0.20   0.70    5.07     5.59
Fidelity VIP Freedom 2025 Portfolio
  Service Class 2                           49,071 15.76      21.13       730,988     1.36        0.20   0.75    5.19     5.77
Fidelity VIP Freedom 2030 Portfolio
  Service Class 2                          152,631 14.72      21.54     2,231,887     1.21        0.20   1.45    4.85     6.16
Fidelity VIP Government Money Market
  Portfolio Service Class 2                 45,162  9.75       9.86       444,169     0.01        0.20   0.70   -0.68    -0.19
Fidelity VIP Growth Portfolio Service
  Class 2                                  934,128 19.43      25.58    15,221,424     0.00        0.20   0.75   -0.20     0.35
Fidelity VIP Mid Cap Portfolio Service
  Class 2                                  543,458 16.49      28.01    10,099,201     0.31        0.20   1.10   10.70    11.70
FTVIP Franklin Mutual Global Discovery
  VIP Fund Class 2                         438,899 14.51      22.65     6,873,004     1.91        0.20   1.10   14.79    15.83
FTVIP Franklin Small Cap Value VIP Fund
  Class 2                                  417,273 18.34      30.04     8,379,469     0.79        0.20   1.10   28.77    29.93
FTVIP Franklin Small-Mid Cap Growth VIP
  Fund Class 2                               1,247            16.59        20,681     0.00               0.50             3.65

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                  December 31, 2016                   For the Year Ended December 31 2016
                                         ---------------------------------------- -------------------------------------------
                                                                                                    Expense         Total
                                                   Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                                   -------------------               Income      -------------- --------------
             Sub-accounts                  Units   Lowest    Highest      Net     Ratio (%)/(b)/ Lowest Highest Lowest  Highest
             ------------                --------- ------    -------   Assets ($) -------------  ------ ------- ------  -------
FTVIP Franklin U.S. Government
  Securities VIP Fund Class 2              222,589 12.38      15.19     2,801,127     2.67        0.20   0.75   -0.09     0.46
FTVIP Templeton Foreign Securities Fund
  Class 2                                  443,064 10.63      17.97     4,872,425     1.83        0.20   0.75    6.38     6.96
Goldman Sachs VIT Strategic Growth Fund
  Institutional Shares                     153,434 17.25      17.70     2,707,918     0.56        0.20   0.50    1.48     1.78
Invesco V.I. American Franchise Fund
  Series I                                     815            17.45        14,217     0.00               0.50             1.76
Invesco V.I. Core Equity Fund Series I     499,400 16.19      17.68     7,918,799     0.76        0.20   0.75    9.44    10.04
Invesco V.I. Global Real Estate Fund
  Series I                                  26,458  9.96      19.78       340,703     1.81        0.20   0.70    1.33     1.84
Invesco V.I. Government Securities Fund
  Series I                                   2,700            10.97        29,621     1.89               0.50             0.73
Invesco V.I. Growth and Income Fund
  Series I                                 547,160 16.11      25.89    10,308,504     1.08        0.20   0.95   18.57    19.46
Invesco V.I. High Yield Fund Series I      157,151 12.71      13.11     2,013,798     4.17        0.20   0.75   10.38    10.99
Invesco V.I. International Growth Fund
  Series I                                 551,286 10.92      18.82     6,731,961     1.37        0.20   1.10   -1.54    -0.65
Janus Henderson VIT Enterprise
  Portfolio Service Shares                 264,025 32.54      34.46     5,486,490     0.02        0.20   0.75   11.27    11.88
Janus Henderson VIT Forty Portfolio
  Service Shares                            32,085 14.55      26.29       543,870     0.00        0.20   0.95    0.98     1.74
Janus Henderson VIT Global Research
  Portfolio Service Shares                 207,662 13.00      15.08     2,650,720     0.92        0.20   0.75    1.06     1.62
Janus Henderson VIT Overseas Portfolio
  Service Shares                           805,816  6.97      10.03     6,087,248     4.44        0.20   1.45   -8.05    -6.89
JP Morgan Insurance Trust Core Bond
  Portfolio Class 1                         45,740 10.26      13.82       497,146     2.37        0.20   0.70    1.40     1.91
JP Morgan Insurance Trust Mid Cap Value
  Portfolio Class 1                         24,041 31.72      33.09       780,238     0.85        0.20   0.75   13.84    14.47
JP Morgan Insurance Trust Small Cap
  Core Portfolio Class 1                   177,044 21.21      32.26     3,678,494     0.48        0.20   0.75   19.32    19.97
MFS VIT Growth Series Initial Class        530,331 19.05      24.95     9,893,159     0.04        0.20   0.75    1.68     2.24
MFS VIT II Core Equity Portfolio
  Initial Class                            368,979 10.71      10.81     3,975,629     0.74        0.20   0.75   10.55    11.15
MFS VIT New Discovery Series Initial
  Class                                    233,442 19.10      32.45     4,661,628     0.00        0.20   1.10    7.86     8.83
MFS VIT Research Series Initial Class      152,465 24.44      27.05     2,688,879     0.76        0.20   0.75    7.93     8.52
MFS VIT Total Return Series Initial
  Class                                     20,656            15.78       325,886     2.85               0.50             8.55
Morgan Stanley VIF Growth Portfolio -
  Class I shares                           127,750 20.38      25.99     2,556,044     0.00        0.20   0.75   -2.37    -1.83
Neuberger Berman AMT Large Cap Value
  Portfolio Class I                          2,118            13.74        29,087     0.83               0.50            26.73
Neuberger Berman AMT Mid Cap Growth
  Portfolio Class I                        308,428 16.07      26.61     5,451,162     0.00        0.20   1.10    3.26     4.19
Neuberger Berman AMT Socially
  Responsive Portfolio Class I               6,209 17.10      26.54       105,760     0.71        0.20   0.70    9.10     9.64
Oppenheimer Conservative Balanced Fund/
  VA Non Service Shares                    103,959 16.26      16.67     1,217,473     2.40        0.20   0.75    4.48     5.05
Oppenheimer Global Fund/VA Non Service
  Shares                                   409,562 14.90      23.69     6,367,919     1.04        0.20   1.45   -1.36    -0.12
Oppenheimer Global Strategic Income
  Fund/ VA Non Service Shares                   92            10.66           978     4.88               0.50             6.00
PIMCO VIT CommodityRealReturn Strategy
  Portfolio Administrative Class           147,382  8.54      16.39       812,588     1.09        0.20   1.10   13.90    14.93
PIMCO VIT Global Bond Portfolio
  (Unhedged) Administrative Class           15,724  9.42      14.64       173,549     1.55        0.20   0.70    3.32     3.83
PIMCO VIT Real Return Portfolio
  Administrative Class                     736,554 14.49      18.85     9,657,456     2.28        0.20   0.75    4.41     4.99
PIMCO VIT Short-Term Portfolio
  Administrative Class                     335,790 10.70      11.74     3,857,946     1.58        0.20   1.10    1.25     2.17
PIMCO VIT Total Return Portfolio
  Administrative Class                     917,603 13.62      15.52    13,448,923     2.09        0.20   1.10    1.56     2.47
Pioneer Fund VCT Portfolio Class I          96,575 16.57      19.87     1,564,976     1.28        0.20   0.75    9.00     9.60
Pioneer Mid Cap Value VCT Portfolio
  Class I                                   63,173 17.99      25.75     1,120,295     0.69        0.20   0.75   15.69    16.32
Pioneer Select Mid Cap Growth VCT
  Portfolio Class I                        124,890 19.62      20.26     2,474,354     0.00        0.20   0.75    2.96     3.53
Putnam VT Diversified Income Fund
  Class IB                                 329,860 16.41      17.45     5,932,108     7.05        0.20   0.95    4.43     5.21
Putnam VT Growth and Income Fund
  Class IB                                 663,437 17.74      20.01    12,031,012     1.62        0.20   0.75   14.16    14.79
Putnam VT Growth Opportunities Fund
  Class IB                                  43,644             3.19       139,035     0.00               0.50             0.67
Putnam VT International Value Fund
  Class IB                                 422,085  8.52       9.25     3,802,383     2.40        0.20   1.45   -0.35     0.90
Putnam VT Multi-Cap Growth Fund Class IB     1,756            20.25        35,566     0.73               0.50             7.25
Putnam VT Small Cap Value Fund Class IB     11,580 19.67      30.87       229,963     1.17        0.20   0.70   26.61    27.24
Putnam VT Voyager Fund Class IB                 --    --         --            --     1.94        0.00   0.00    0.00     0.00
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                         11,944 11.21      13.34       134,215     1.49               0.70            14.95
SAST SA JPMorgan Balanced Portfolio
  Class 1                                  157,818 19.80      22.39     2,566,794     1.66        0.20   0.75    6.37     6.95
SAST SA WellsCap Aggressive Growth
  Portfolio Class 1                         91,749 13.64      26.42     1,305,543     0.00        0.20   1.10    6.21     7.17
VALIC Company I Dynamic Allocation Fund    120,660  9.94      10.95     1,203,724     1.10        0.20   0.70    4.12     4.64
VALIC Company I Emerging Economies Fund      6,051  8.33       8.67        50,752     1.69        0.20   0.70   10.70    11.25
VALIC Company I Foreign Value Fund           4,634  8.90      10.50        42,285     1.98               0.70            11.31
VALIC Company I Government Money Market
  I Fund                                 1,113,874  9.23      10.15    11,007,823     0.01        0.20   1.10   -1.08    -0.19
VALIC Company I International Equities
  Index Fund                               230,323 13.76      15.68     2,217,518     2.90        0.20   0.75    0.50     1.06
VALIC Company I Mid Cap Index Fund         723,227 20.86      32.87    15,057,428     1.20        0.20   1.45   18.89    20.38
VALIC Company I Nasdaq-100 Index Fund      240,528 23.29      25.16     5,986,351     0.67        0.20   1.10    5.60     6.55
VALIC Company I Science & Technology
  Fund                                     110,255 23.28      34.91     2,363,217     0.00        0.20   0.75    6.54     7.12
VALIC Company I Small Cap Index Fund       362,797 28.29      32.49     7,336,637     1.17        0.20   0.75   20.28    20.94
VALIC Company I Stock Index Fund         1,064,879 23.06      27.28    19,674,788     2.45        0.20   0.75   10.76    11.37
VALIC Company II Mid Cap Value Fund          2,807 11.32      13.86        33,379     0.21        0.20   0.70   13.27    13.83
VALIC Company II Socially Responsible
  Fund                                       2,355 11.79      14.67        30,857     1.51        0.20   0.70    9.88    10.43
VALIC Company II Strategic Bond Fund        13,302 10.24      10.72       139,321     3.83        0.20   0.70    7.42     7.95
Vanguard VIF High Yield Bond Portfolio     366,167 15.92      22.61     6,665,367     5.48        0.20   1.10   10.14    11.13
Vanguard VIF REIT Index Portfolio          752,358 17.03      27.00    13,753,371     2.70        0.20   1.45    6.80     8.14

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                  December 31, 2015                   For the Year Ended December 31 2015
                                         ---------------------------------------- -------------------------------------------
                                                                                                    Expense         Total
                                                   Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                                   -------------------               Income      -------------- --------------
             Sub-accounts                  Units   Lowest    Highest      Net     Ratio (%)/(b)/ Lowest Highest Lowest  Highest
             ------------                --------- ------    -------   Assets ($) -------------  ------ ------- ------  -------
Alger Capital Appreciation Portfolio
  Class 1-2                                306,548 14.22      24.01     6,405,391      0.09       0.20   1.45     4.66    5.98
Alger Mid Cap Growth Portfolio Class 1-2   182,860 13.03      13.83     2,669,937      0.00       0.20   1.45    -2.98   -1.76
American Century VP Value Fund Class I     870,970 16.86      24.05    14,908,764      2.13       0.20   0.75    -4.60   -4.08
American Funds Asset Allocation Fund
  Class 2                                   45,797 11.53      11.68       482,133      2.40       0.20   0.70     0.69    1.20
American Funds Global Growth Fund
  Class 2                                    9,466 12.46      12.62       112,003      1.15       0.20   0.70     6.19    6.72
American Funds Growth Fund Class 2          10,934 13.09      13.27       123,244      0.92       0.20   0.70     6.11    6.64
American Funds Growth-Income Fund
  Class 2                                   25,944 10.36      12.96       284,389      1.75       0.20   0.70     0.75    1.25
American Funds High-Income Bond Fund
  Class 2                                    6,865  8.95       9.35        62,767      7.96       0.20   0.70    -6.14   -8.86
American Funds International Fund
  Class 2                                    5,694  9.13      10.30        53,220      2.32       0.20   0.70    -5.09   -5.03
AST SA Wellington Capital Appreciation
  Portfolio Class 3                          4,639 14.43      14.62        57,172      0.00       0.20   0.70     7.70    8.24
AST SA Wellington Government and
  Quality Bond Portfolio Class 3             2,574 10.13      10.26        26,013      2.41       0.20   0.70    -0.41    0.09
Dreyfus IP MidCap Stock Portfolio
  Initial Shares                           271,786 17.75      27.57     4,828,014      0.63       0.20   0.75    -3.02   -2.48
Dreyfus VIF International Value
  Portfolio Initial Shares                  14,834  7.61      13.78       143,386      2.24       0.20   0.95    -3.64   -2.91
Dreyfus VIF Opportunistic Small Cap
  Portfolio Initial Shares                 424,523 16.19      19.77     6,796,573      0.00       0.20   0.75    -3.01   -2.47
Dreyfus VIF Quality Bond Portfolio
  Initial Shares                           394,856 13.65      18.83     5,385,617      2.05       0.20   0.75    -2.38   -1.85
Fidelity VIP Asset Manager Portfolio
  Service Class 2                          309,899 18.50      18.99     4,248,819      1.36       0.20   0.75    -0.81   -0.26
Fidelity VIP Contrafund Portfolio
  Service Class 2                        1,897,435 16.51      24.95    31,784,963      0.80       0.20   1.45    -1.03    0.21
Fidelity VIP Equity-Income Portfolio
  Service Class 2                        1,099,574 13.55      13.91    15,777,973      2.93       0.20   1.45    -5.62   -4.43
Fidelity VIP Freedom 2020 Portfolio
  Service Class 2                           27,297 14.47      18.87       370,220      1.66       0.20   0.70    -1.15   -0.66
Fidelity VIP Freedom 2025 Portfolio
  Service Class 2                           44,989 14.98      19.97       640,820      1.66       0.20   0.75    -1.25   -0.70
Fidelity VIP Freedom 2030 Portfolio
  Service Class 2                          154,093 12.57      14.04     2,147,681      2.06       0.20   1.45    -1.96   -0.73
Fidelity VIP Government Money Market
  Portfolio Service Class 2                 90,441  9.82       9.95       894,457      0.00       0.20   0.70    -0.69   -0.19
Fidelity VIP Growth Portfolio Service
  Class 2                                  964,228 16.37      19.47    16,073,318      0.03       0.20   0.75     6.11    6.69
Fidelity VIP Mid Cap Portfolio Service
  Class 2                                  564,487 12.33      16.66     9,995,340      0.26       0.20   1.45    -3.05   -1.83
FTVIP Franklin Mutual Global Discovery
  VIP Fund Class 2                         454,155 12.35      13.34     6,270,133      3.13       0.20   1.45    -6.31   -5.13
FTVIP Franklin Small Cap Value VIP Fund
  Class 2                                  408,261 14.67      14.70     6,935,707      0.63       0.20   1.45    -8.72   -7.57
FTVIP Franklin Small-Mid Cap Growth VIP
  Fund Class 2                               2,534            16.01        40,559      0.00              0.50            -3.14
FTVIP Franklin U.S. Government
  Securities VIP Fund Class 2              232,614 12.32      15.20     2,995,988      2.86       0.20   0.75    -0.28    0.27
FTVIP Templeton Foreign Securities Fund
  Class 2                                  454,864  9.94      16.89     5,101,290      3.37       0.20   0.75    -7.19   -6.68
Goldman Sachs VIT Strategic Growth Fund
  Institutional Shares                     187,977 17.39      19.29     3,341,287      0.36       0.20   0.75     2.62    3.19
Invesco V.I. American Franchise Fund
  Series I                                     298            17.14         5,116      0.00              0.50             4.48
Invesco V.I. Core Equity Fund Series I     526,852 14.71      16.16     7,610,942      1.12       0.20   0.75    -6.47   -5.96
Invesco V.I. Global Real Estate Fund
  Series I                                  19,199 10.46      10.60       256,355      3.83       0.20   0.70    -2.17   -1.68
Invesco V.I. Government Securities Fund
  Series I                                   3,342            10.89        36,400      2.21              0.50            -0.16
Invesco V.I. Growth and Income Fund
  Series I                                 573,664 13.58      15.92     9,397,249      2.88       0.20   0.95    -3.98   -3.26
Invesco V.I. High Yield Fund Series I      161,859 11.51      11.81     1,874,637      4.77       0.20   0.75    -3.89   -3.36
Invesco V.I. International Growth Fund
  Series I                                 575,992 10.91      13.66     7,464,549      1.51       0.20   1.45    -3.75   -2.54
Janus Henderson VIT Enterprise
  Portfolio Service Shares                 282,411 17.67      30.97     5,309,566      0.53       0.20   0.75     2.99    3.56
Janus Henderson VIT Forty Portfolio
  Service Shares                            25,998 14.25      14.41       445,910      0.00       0.20   0.95    10.88   11.71
Janus Henderson VIT Global Research
  Portfolio Service Shares                 226,554 12.79      14.92     2,857,036      0.55       0.20   0.75    -3.26   -2.73
Janus Henderson VIT Overseas Portfolio
  Service Shares                           843,160  7.01      10.91     7,496,099      0.54       0.20   1.45   -10.12   -8.99
JP Morgan Insurance Trust Core Bond
  Portfolio Class 1                         24,910 10.11      10.38       278,198      2.31       0.20   0.70     0.41    0.92
JP Morgan Insurance Trust Mid Cap Value
  Portfolio Class 1                         26,415 27.87      28.91       747,190      1.02       0.20   0.75    -3.38   -2.85
JP Morgan Insurance Trust Small Cap
  Core Portfolio Class 1                   201,877 17.67      27.04     3,491,842      0.15       0.20   0.75    -5.99   -5.47
MFS VIT Growth Series Initial Class        592,534 18.63      25.59    10,847,200      0.16       0.20   0.75     6.76    7.34
MFS VIT II Core Equity Portfolio
  Initial Class                            398,790  9.69       9.73     3,874,431      1.18       0.20   0.75    -3.14   -2.73
MFS VIT New Discovery Series Initial
  Class                                    249,507 17.83      18.97     4,696,667      0.00       0.20   1.45    -3.30   -2.08
MFS VIT Research Series Initial Class      151,314 12.60      22.64     2,574,658      0.72       0.20   0.75     0.05    0.60
MFS VIT Total Return Series Initial
  Class                                     25,915            14.53       376,652      2.60              0.50            -0.87
Morgan Stanley VIF Growth Portfolio -
  Class I shares                           154,144 20.76      26.62     3,154,713      0.00       0.20   0.75    11.40   12.01
Neuberger Berman AMT Large Cap Value
  Portfolio Class I                          2,629            10.84        28,491      0.78              0.50           -12.24
Neuberger Berman AMT Mid Cap Growth
  Portfolio Class I                        322,635 16.66      17.89     5,601,819      0.00       0.20   1.45    -0.18    1.07
Neuberger Berman AMT Socially
  Responsive Portfolio Class I               5,802 15.67      24.21        90,687      0.59       0.20   0.70    -1.16   -0.66
Oppenheimer Conservative Balanced Fund/
  VA Non Service Shares                    116,211 15.56      15.87     1,309,698      2.27       0.20   0.75     0.08    0.63
Oppenheimer Global Fund/VA Non Service
  Shares                                   430,410 12.02      15.11     6,918,180      1.36       0.20   1.45     2.45    3.74
Oppenheimer Global Strategic Income
  Fund/VA Non Service Shares                   119  9.98      10.06         1,192     54.19       0.50   0.75    -2.99   -2.75
PIMCO VIT CommodityRealReturn Strategy
  Portfolio Administrative Class           157,941             5.45       748,201      4.72       0.20   1.45   -26.78  -25.85
PIMCO VIT Global Bond Portfolio
  (Unhedged) Administrative Class            9,924  9.43      12.22       112,453      1.84       0.20   0.70    -4.69   -4.22
PIMCO VIT Real Return Portfolio
  Administrative Class                     768,137 12.46      19.29     9,823,635      3.98       0.20   0.75    -3.43   -2.90
PIMCO VIT Short-Term Portfolio
  Administrative Class                     356,593 10.93      11.32     4,051,596      0.97       0.20   1.45    -0.34    0.91
PIMCO VIT Total Return Portfolio
  Administrative Class                     960,916 10.17      14.72    14,091,840      4.94       0.20   1.45    -0.98    0.27
Pioneer Fund VCT Portfolio Class I         105,109 15.12      18.23     1,558,132      1.08       0.20   0.75    -0.81   -0.26
Pioneer Mid Cap Value VCT Portfolio
  Class I                                   67,069 15.55      22.14     1,034,676      0.79       0.20   0.75    -6.84   -6.33
Pioneer Select Mid Cap Growth VCT
  Portfolio Class I                        138,650 19.05      19.57     2,660,062      0.00       0.20   0.75     0.87    1.43
Putnam VT Diversified Income Fund
  Class IB                                 353,185 13.76      15.72     6,043,586      9.47       0.20   0.95    -3.26   -2.54
Putnam VT Growth and Income Fund
  Class IB                                 714,172 15.45      17.53    11,296,683      1.87       0.20   0.75    -8.22   -7.71

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                    December 31, 2015                   For the Year Ended December 31 2015
                                           ---------------------------------------- -------------------------------------------
                                                                                                      Expense         Total
                                                     Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                                     -------------------    Net        Income      -------------- --------------
Sub-accounts                                 Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest  Highest
------------                               --------- ------    -------   ---------- -------------  ------ ------- ------  -------
Putnam VT International Value Fund
  Class IB                                   454,450  8.45       9.28     4,218,894     1.37        0.20   1.45    -3.41   -2.20
Putnam VT Multi-Cap Growth Fund Class IB       2,141 18.64      18.89        40,437     0.51        0.50   0.75    -1.03   -0.79
Putnam VT Small Cap Value Fund Class IB       13,733 24.26      31.09       214,083     0.86        0.20   0.75    -4.95   -4.43
Putnam VT Voyager Fund Class IB               10,278            17.58       180,671     1.14               0.50            -6.58
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                              973            11.61         9,593     0.60               0.70            -6.69
SAST SA JPMorgan Balanced Portfolio
  Class 1                                    137,230 12.01      18.62     2,184,924     1.81        0.20   0.75    -0.72   -0.17
SAST SA WellsCap Aggressive Growth
  Portfolio Class 1                           95,675 12.10      24.65     1,276,068     0.00        0.20   1.45    -2.61   -1.38
VALIC Company I Dynamic Allocation Fund       44,433 10.40      10.53       426,336     0.00        0.20   0.70    -5.22   -4.74
VALIC Company I Emerging Economies Fund        1,266  7.74       7.84         9,783     1.64        0.20   0.70   -15.14  -14.71
VALIC Company I Foreign Value Fund             3,100             9.43        25,424     0.49               0.70            -7.95
VALIC Company I Government Money Market I
  Fund                                     1,157,120  9.70       9.99    11,540,062     0.01        0.20   1.45    -1.43   -0.19
VALIC Company I International Equities
  Index Fund                                 261,372 10.28      13.69     2,498,488     3.69        0.20   0.75    -1.74   -1.20
VALIC Company I Mid Cap Index Fund           767,547 17.50      17.54    13,632,876     1.04        0.20   1.45    -3.90   -2.69
VALIC Company I Nasdaq-100 Index Fund        278,122 15.56      24.79     6,538,380     0.86        0.20   1.45     7.62    8.97
VALIC Company I Science & Technology Fund    122,249 15.52      21.85     2,513,308     0.00        0.20   0.75     7.07    7.66
VALIC Company I Small Cap Index Fund         356,597 16.75      27.01     6,123,899     1.02        0.20   0.75    -5.19   -4.67
VALIC Company I Stock Index Fund           1,174,358 12.89      21.57    19,822,358     1.66        0.20   0.75     0.30    0.85
VALIC Company II Mid Cap Value Fund            1,425 10.00      12.26        15,590     0.18        0.20   0.70    -2.10   -1.61
VALIC Company II Socially Responsible Fund     1,167 13.20      13.37        15,000     0.92        0.20   0.70     0.41    0.91
VALIC Company II Strategic Bond Fund          10,346  9.86       9.99       101,212     3.38        0.20   0.70    -2.62   -2.13
Vanguard VIF High Yield Bond Portfolio       377,721 15.03      15.42     6,281,947     5.53        0.20   1.45    -3.00   -1.77
Vanguard VIF REIT Index Portfolio            814,685 15.95      24.97    14,170,899     1.81        0.20   1.45     0.75    2.02

                                                    December 31, 2014                   For the Year Ended December 31 2014
                                           ---------------------------------------- -------------------------------------------
                                                                                                      Expense         Total
                                                     Unit Value ($)/(a)/             Investment    Ratio (%)/(c)/ Return (%)/(d)/
                                                     -------------------    Net        Income      -------------- --------------
Sub-accounts                                 Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest  Highest
------------                               --------- ------    -------   ---------- -------------  ------ ------- ------  -------
Alger Capital Appreciation Portfolio
  Class 1-2                                  274,166 22.94      28.79     5,759,903     0.10        0.20   1.45    12.12   13.53
Alger Mid Cap Growth Portfolio Class 1-2     192,686 11.46      14.25     2,958,031     0.00        0.20   1.45     6.46    7.80
American Century VP Value Fund Class I       919,159 12.57      28.62    16,723,661     1.54        0.20   0.75    12.23   12.85
American Funds Asset Allocation Fund
  Class 2                                      6,802 11.45      11.54        77,912     2.40        0.20   0.70     4.66    5.19
American Funds Global Growth Fund Class 2      5,685 11.73      11.83        67,216     0.68        0.20   0.70     1.60    2.11
American Funds Growth Fund Class 2               899 12.34      12.44        11,137     0.01        0.20   0.70     7.75    8.29
American Funds Growth-Income Fund Class 2      5,674 12.70      12.80        72,411     0.02        0.20   0.70     9.86   10.41
American Funds High-Income Bond Fund
  Class 2                                      2,617 10.17      10.26        26,459     0.08        0.20   0.70    -0.07    0.43
American Funds International Fund Class 2        400 10.76      10.85         4,308     2.60        0.20   0.70    -3.33   -2.85
AST SA Wellington Capital Appreciation
  Portfolio Class 3                            1,023 13.40      13.51        13,792     0.00        0.20   0.70    14.15   14.73
AST SA Wellington Government and Quality
  Bond Portfolio Class 3                         337 10.17      10.25         3,454     3.42        0.20   0.70     4.18    4.70
Dreyfus IP MidCap Stock Portfolio Initial
  Shares                                     301,137 18.20      28.43     5,588,214     0.93        0.20   0.75    11.25   11.87
Dreyfus VIF International Value Portfolio
  Initial Shares                              14,043  7.90       8.34       139,628     1.65        0.20   0.95   -10.18   -9.50
Dreyfus VIF Opportunistic Small Cap
  Portfolio Initial Shares                   467,865 16.60      20.39     7,676,329     0.00        0.20   0.75     0.84    1.39
Dreyfus VIF Quality Bond Portfolio
  Initial Shares                             400,797 13.90      19.29     5,594,333     2.14        0.20   0.75     4.01    4.58
Fidelity VIP Asset Manager Portfolio
  Service Class 2                            327,100 18.65      19.04     4,533,991     1.26        0.20   0.75     4.75    5.33
Fidelity VIP Contrafund Portfolio Service
  Class 2                                  1,992,046 16.68      24.89    34,117,348     0.74        0.20   1.45    10.05   11.43
Fidelity VIP Equity-Income Portfolio
  Service Class 2                          1,176,181 14.36      23.15    17,933,840     2.62        0.20   1.45     6.92    8.26
Fidelity VIP Freedom 2020 Portfolio
  Service Class 2                             26,350 14.64      19.00       362,588     1.45        0.20   0.70     3.87    4.39
Fidelity VIP Freedom 2025 Portfolio
  Service Class 2                             44,417 15.17      20.12       637,712     1.32        0.20   0.75     4.07    4.64
Fidelity VIP Freedom 2030 Portfolio
  Service Class 2                             68,363 12.66      14.32     1,009,535     1.36        0.20   1.45     3.24    4.53
Fidelity VIP Government Money Market
  Portfolio Service Class 2                    2,363  9.89       9.97        23,368     0.03        0.20   0.70    -0.69   -0.19
Fidelity VIP Growth Portfolio Service
  Class 2                                  1,073,695 15.34      15.47    16,916,744     0.00        0.20   0.75    10.18   10.79
Fidelity VIP Mid Cap Portfolio Service
  Class 2                                    564,784 12.56      17.18    10,828,585     0.02        0.20   1.45     4.51    5.82
FTVIP Franklin Mutual Global Discovery
  VIP Fund Class 2                           470,937 14.24      20.61     7,010,955     2.05        0.20   1.45     5.58    6.91
FTVIP Franklin Small Cap Value VIP Fund
  Class 2                                    430,935 16.08      25.01     8,238,202     0.62        0.20   1.45    -0.88    0.37
FTVIP Franklin Small-Mid Cap Growth VIP
  Fund Class 2                                 2,703            16.52        44,664     0.00               0.50             6.94
FTVIP Franklin U.S. Government Securities
  VIP Fund Class 2                           229,369 12.29      15.25     3,005,162     2.50        0.20   0.75     2.61    3.18
FTVIP Templeton Foreign Securities Fund
  Class 2                                    478,259 10.65      18.20     5,837,832     2.01        0.20   0.75   -11.80  -11.31
Goldman Sachs VIT Strategic Growth Fund
  Institutional Shares                       192,544 16.85      18.80     3,320,170     0.23        0.20   0.75    12.79   13.41
Invesco V.I. American Franchise Fund
  Series I                                       315            16.41         5,172     0.05               0.50             7.90
Invesco V.I. Core Equity Fund Series I       578,270 15.64      17.27     8,957,278     0.85        0.20   0.75     7.34    7.93
Invesco V.I. Global Real Estate Fund
  Series I                                    15,016 12.10      19.75       210,658     1.52        0.20   0.70    13.82   14.39
Invesco V.I. Government Securities Fund
  Series I                                     3,486            10.91        38,030     2.39               0.50             3.62
Invesco V.I. Growth and Income Fund
  Series I                                   604,758 14.15      16.46    10,490,134     1.79        0.20   0.95     9.24   10.06
Invesco V.I. High Yield Fund Series I        215,634 11.98      12.22     2,592,381     4.73        0.20   0.75     0.97    1.52
Invesco V.I. International Growth Fund
  Series I                                   602,190 11.19      14.19     8,210,933     1.55        0.20   1.45    -1.11    0.13

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 7 - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2014 are as follows:


                                             December 31, 2014                   For the Year Ended December 31 2014
                                    ---------------------------------------- --------------------------------------------------
                                                                              Investment       Expense
                                              Unit Value ($)/(a)/    Net        Income      Ratio (%)/(c)/ Total Return (%)/(d)/
                                    --------- ------------------- ---------- -------------  -------------- ---------------------
Sub-accounts                          Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest     Highest
------------                        --------- ------    -------   ---------- -------------  ------ ------- ------     -------
Janus Henderson VIT Enterprise
  Portfolio Service Shares            285,729 17.06      30.07     5,329,079     0.03        0.20   0.75    11.40      12.02
Janus Henderson VIT Forty
  Portfolio Service Shares             32,828 12.75      12.99       492,985     0.03        0.20   0.95     7.44       8.25
Janus Henderson VIT Global
  Research Portfolio Service Shares   244,595 13.15      15.43     3,195,683     0.97        0.20   0.75     6.38       6.97
Janus Henderson VIT Overseas
  Portfolio Service Shares            823,066  8.23      12.14     8,434,733     3.17        0.20   1.45   -13.37     -12.28
JP Morgan Insurance Trust Core
  Bond Portfolio Class 1               13,975 10.20      13.43       166,280     2.80        0.20   0.70     4.19       4.71
JP Morgan Insurance Trust Mid Cap
  Value Portfolio Class 1              28,625 28.84      29.76       834,494     0.78        0.20   0.75    14.25      14.88
JP Morgan Insurance Trust Small
  Cap Core Portfolio Class 1          214,401 18.70      28.76     3,980,905     0.13        0.20   0.75     8.78       9.38
MFS VIT Growth Series Initial Class   639,531 17.36      23.97    10,962,846     0.10        0.20   0.75     8.13       8.73
MFS VIT New Discovery Series
  Initial Class                       262,079 18.44      19.37     5,102,989     0.00        0.20   1.45    -8.59      -7.44
MFS VIT Research Series Initial
  Class                               159,337 12.52      22.63     2,760,517     0.81        0.20   0.75     9.38       9.98
MFS VIT Total Return Series
  Initial Class                        28,197            14.66       413,403     1.79               0.50                7.96
Morgan Stanley VIF Growth
  Portfolio - Class I shares          164,298 18.53      23.89     3,024,443     0.00        0.20   0.75     5.57       6.15
Neuberger Berman AMT Large Cap
  Value Portfolio Class I               2,860            12.35        35,318     0.74               0.50                9.30
Neuberger Berman AMT Mid Cap
  Growth Portfolio Class I            340,994 12.60      14.70     5,935,633     0.00        0.20   0.75     6.78       7.37
Neuberger Berman AMT Socially
  Responsive Portfolio Class I          5,345 15.86      24.37        84,617     0.37        0.20   0.70     9.61      10.16
Oppenheimer Conservative Balanced
  Fund/ VA Non Service Shares         112,858 10.30      15.55     1,313,231     2.24        0.20   0.75     7.39       7.98
Oppenheimer Global Fund/VA Non
  Service Shares                      428,197 13.10      14.75     7,020,158     1.12        0.20   1.45     0.82       2.09
Oppenheimer Global Strategic
  Income Fund/VA Non Service Shares       435 10.28      10.34         4,497     6.00        0.50   0.75     2.07       2.33
PIMCO VIT CommodityRealReturn
  Strategy Portfolio
  Administrative Class                141,574  7.35       7.45       939,699     0.39        0.20   1.45   -19.60     -18.59
PIMCO VIT Global Bond Portfolio
  (Unhedged) Administrative Class       9,366 12.82      14.72       109,767     2.02        0.20   0.70     1.55       2.06
PIMCO VIT Real Return Portfolio
  Administrative Class                846,961 12.83      19.98    11,432,689     1.46        0.20   0.75     2.32       2.89
PIMCO VIT Short-Term Portfolio
  Administrative Class                389,111 10.97      11.22     4,444,798     0.70        0.20   1.45    -0.74       0.51
PIMCO VIT Total Return Portfolio
  Administrative Class              1,018,466 14.81      14.87    15,298,326     2.21        0.20   1.45     2.78       4.07
Pioneer Fund VCT Portfolio Class I    112,417 15.16      18.38     1,675,091     1.19        0.20   0.75    10.20      10.81
Pioneer Mid Cap Value VCT
  Portfolio Class I                    78,736 14.69      16.04     1,295,160     0.86        0.20   1.45    13.43      14.86
Pioneer Select Mid Cap Growth VCT
  Portfolio Class I                   159,076 18.89      19.30     3,016,671     0.00        0.20   0.75     8.61       9.21
Putnam VT Diversified Income Fund
  Class IB                            373,499 14.12      16.25     6,577,843     8.12        0.20   0.95    -0.60       0.15
Putnam VT Growth and Income Fund
  Class IB                            753,606 16.75      19.09    12,972,211     1.32        0.20   0.75     9.91      10.51
Putnam VT International Value Fund
  Class IB                            472,647  8.64       9.61     4,609,199     1.38        0.20   1.45   -10.79      -9.67
Putnam VT Multi-Cap Growth Fund
  Class IB                              2,290 18.83      19.04        43,591     0.34        0.50   0.75    12.64      12.92
Putnam VT Small Cap Value Fund
  Class IB                             13,863 14.61      32.71       227,886     0.48        0.20   0.75     2.66       3.23
Putnam VT Voyager Fund Class IB        10,716            18.82       201,633     0.75               0.50                9.17
SAST SA JPMorgan Balanced
  Portfolio Class 1                   127,688 18.75      12.03     2,073,068     1.34        0.20   0.75    10.61      11.22
SAST SA WellsCap Aggressive Growth
  Portfolio Class 1                    93,919 11.81      17.37     1,296,355     0.00        0.20   0.75    -0.20       0.35
VALIC Company I Dynamic Allocation
  Fund                                  1,709 10.97      11.06        18,755     2.66        0.20   0.70     3.51       4.03
VALIC Company I Emerging Economies
  Fund                                    676  9.12       9.20         6,209     0.00        0.20   0.70    -6.23      -5.76
VALIC Company I Foreign Value Fund        134            10.25         1,369     0.00               0.70              -12.25
VALIC Company I Government Money
  Market I Fund                     1,134,201  9.84      10.01    11,413,517     0.01        0.20   1.45    -1.43      -0.19
VALIC Company I International
  Equities Index Fund                 247,583 10.86      15.70     2,483,499     2.51        0.20   0.75    -6.15      -5.63
VALIC Company I Mid Cap Index Fund    832,872 12.36      18.26    15,463,977     1.11        0.20   1.45     7.84       9.19
VALIC Company I Nasdaq-100 Index
  Fund                                264,337 14.28      25.69     5,678,276     0.78        0.20   0.75    17.80      18.45
VALIC Company I Science &
  Technology Fund                     111,094 20.41      30.27     2,117,057     0.12        0.20   0.75    13.57      14.20
VALIC Company I Small Cap Index
  Fund                                451,716 17.57      28.49     8,200,643     1.14        0.20   0.75     3.98       4.55
VALIC Company I Stock Index Fund    1,288,580 12.78      21.51    21,735,503     1.60        0.20   0.75    12.44      13.06
VALIC Company II Mid Cap Value Fund       180 12.36      12.46         2,227     0.00        0.20   0.70     5.98       6.51
VALIC Company II Socially
  Responsible Fund                      1,076 13.15      13.25        14,158     0.00        0.20   0.70    14.72      15.30
VALIC Company II Strategic Bond
  Fund                                  4,924 10.13      10.21        50,223     0.00        0.20   0.70     3.22       3.74
Vanguard VIF High Yield Bond
  Portfolio                           444,782 15.49      15.70     7,720,929     5.45        0.20   1.45     2.90       4.20
Vanguard VIF REIT Index Portfolio     833,523 15.35      15.83    14,892,265     3.38        0.20   1.45    28.24      29.85

                                                  December 31, 2013                   For the Year Ended December 31 2013
                                         ---------------------------------------- -------------------------------------------
                                                                                   Investment       Expense         Total
                                                   Unit Value ($)/(a)/    Net        Income      Ratio (%)/(c)/ Return (%)/(d)/
                                         --------- ------------------- ---------- -------------  -------------- --------------
Sub-accounts                               Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest  Highest
------------                             --------- ------    -------   ---------- -------------  ------ ------- ------  -------
Alger Capital Appreciation Portfolio
  Class 1-2                                249,000 16.25      20.46     5,171,060     0.36        0.20   1.45   33.24    34.92
Alger Mid Cap Growth Portfolio Class 1-2   182,950 10.63      13.39     2,968,985     0.34        0.20   1.45   33.89    35.57
American Century VP Value Fund Class I     933,185 20.51      22.46    15,724,871     1.69        0.20   0.75   30.74    31.46
Dreyfus IP MidCap Stock Portfolio
  Initial Shares                           284,074 16.27      25.55     4,936,230     1.36        0.20   0.75   33.98    34.72
Dreyfus VIF International Value
  Portfolio Initial Shares                  12,994  8.80       9.21       145,715     1.83        0.20   0.95   21.83    22.75
Dreyfus VIF Opportunistic Small Cap
  Portfolio Initial Shares                 593,017 16.37      18.27     9,596,389     0.00        0.20   0.75   47.44    48.25
Dreyfus VIF Quality Bond Portfolio
  Initial Shares                           453,482 13.29      15.64     6,157,970     2.80        0.20   0.75   -2.28    -1.74
Fidelity VIP Asset Manager Portfolio
  Service Class 2                          344,472 16.80      18.07     4,672,189     1.34        0.20   0.75   14.48    15.11
Fidelity VIP Contrafund Portfolio
  Service Class 2                        1,979,018 15.16      22.34    31,814,973     0.83        0.20   1.45   29.07    30.69
Fidelity VIP Equity-Income Portfolio
  Service Class 2                        1,236,243 13.43      21.38    17,985,957     2.32        0.20   1.45   25.99    27.57

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                     December 31, 2013                  For the Year Ended December 31 2013
                                            ---------------------------------------- --------------------------------------------
                                                                                                       Expense         Total
                                                      Unit Value ($)/(a)/             Investment     Ratio (%)(c)  Return (%)/(d)/
                                                      -------------------    Net        Income      -------------- ---------------
Sub-accounts                                  Units   Lowest    Highest   Assets ($) Ratio (%)/(b)/ Lowest Highest Lowest Highest
------------                                --------- ------    -------   ---------- -------------  ------ ------- ---------------
Fidelity VIP Freedom 2020 Portfolio
  Service Class 2                              26,325 14.09      18.20       348,635      1.26       0.20   0.70    14.83   15.40
Fidelity VIP Freedom 2025 Portfolio
  Service Class 2                              53,321 14.58      19.22       722,900      1.78       0.20   0.75    18.82   19.48
Fidelity VIP Freedom 2030 Portfolio
  Service Class 2                              68,826 13.87      19.55       979,103      1.59       0.20   1.45    19.66   21.17
Fidelity VIP Growth Portfolio Service
  Class 2                                   1,140,463 12.28      16.66    16,170,061      0.05       0.20   0.75    34.98   35.73
Fidelity VIP Mid Cap Portfolio Service
  Class 2                                     526,757 15.36      16.44    10,683,514      0.28       0.20   1.45    33.91   35.60
FTVIP Franklin Mutual Global Discovery VIP
  Fund Class 2                                481,977 13.35      13.49     7,065,970      2.11       0.20   1.45    26.42   28.00
FTVIP Franklin Small Cap Value VIP Fund
  Class 2                                     410,633 16.22      16.44     8,569,689      1.28       0.20   1.45    34.28   35.97
FTVIP Franklin Small-Mid Cap Growth VIP
  Fund Class 2                                  3,006 12.75      15.45        45,932      0.00       0.50   0.75    37.12   37.47
FTVIP Franklin U.S. Government Securities
  VIP Fund Class 2                            300,094 11.91      14.86     3,878,306      2.77       0.20   0.75    -2.97   -2.43
FTVIP Templeton Foreign Securities Fund
  Class 2                                     483,045 12.01      20.63     7,138,619      2.33       0.20   0.75    22.05   22.72
Goldman Sachs VIT Strategic Growth Fund
  Institutional Shares                        461,991 14.86      16.67     6,936,211      0.41       0.20   0.75    31.43   32.16
Invesco V.I. American Franchise Fund
  Series I                                        438            15.21         6,664      0.42              0.50            39.44
Invesco V.I. Core Equity Fund Series I        633,078 14.49      16.09     9,154,360      1.39       0.20   0.75    28.28   28.99
Invesco V.I. Global Real Estate Fund
  Series I                                      8,344 10.63      17.27       116,994      4.19       0.20   0.70     2.00    2.51
Invesco V.I. Government Securities Fund
  Series I                                      6,808 10.46      10.53        71,645      3.23       0.50   0.75    -3.35   -3.11
Invesco V.I. Growth and Income Fund
  Series I                                    608,704 12.95      14.95     9,952,150      1.52       0.20   0.95    32.81   33.81
Invesco V.I. High Yield Fund Series I         216,019 11.87      12.04     2,569,236      4.98       0.20   0.75     6.21    6.79
Invesco V.I. International Growth Fund
  Series I                                    672,600 14.35      19.41     9,422,146      1.20       0.20   1.45    17.30   18.78
Janus Henderson VIT Enterprise Portfolio
  Service Shares                              309,731 15.07      26.99     5,081,183      0.37       0.20   0.75    31.05   31.77
Janus Henderson VIT Forty Portfolio
  Service Shares                               29,991 12.09      12.67       416,706      0.56       0.20   0.95    29.65   30.62
Janus Henderson VIT Global Research
  Portfolio Service Shares                    263,926 12.30      14.50     3,174,577      1.08       0.20   0.75    27.12   27.82
Janus Henderson VIT Overseas Portfolio
  Service Shares                              815,905  9.38      14.01    10,039,056      3.00       0.20   1.45    12.64   14.05
JP Morgan Insurance Trust Core Bond
  Portfolio Class 1                             7,101 12.53      12.83        89,709      4.33       0.20   0.70    -2.16   -1.67
JP Morgan Insurance Trust Mid Cap Value
  Portfolio Class 1                            30,324 25.25      25.90       770,690      1.11       0.20   0.75    31.31   32.04
JP Morgan Insurance Trust Small Cap Core
  Portfolio Class 1                           204,643 17.09      20.58     3,563,217      0.56       0.20   0.75    41.23   42.01
MFS VIT Growth Series Initial Class           702,868 15.96      21.26    11,066,832      0.23       0.20   0.75    35.83   36.58
MFS VIT New Discovery Series Initial Class    286,857 19.10      20.17     6,071,770      0.00       0.20   1.45    39.48   41.24
MFS VIT Research Series Initial Class         170,517 15.29      20.69     2,692,142      0.33       0.20   0.75    31.30   32.02
MFS VIT Total Return Series Initial Class      39,847  9.51      13.58       484,088      1.78       0.50   0.75    18.16   18.45
Morgan Stanley VIF Growth Portfolio -
  Class I shares                              183,354 17.46      22.63     3,189,301      0.43       0.20   0.75    46.97   47.78
Neuberger Berman AMT Large Cap Value
  Portfolio Class I                             3,059 11.30      17.88        35,254      1.21       0.50   0.75    30.16   30.48
Neuberger Berman AMT Mid Cap Growth
  Portfolio Class I                           350,350 13.77      15.35     5,795,972      0.00       0.20   0.75    31.62   32.35
Neuberger Berman AMT Socially Responsive
  Portfolio Class I                             5,148 14.16      14.46        74,333      0.73       0.20   0.70    36.64   37.33
Oppenheimer Conservative Balanced Fund/VA
  Non Service Shares                          134,405  9.54      14.48     1,540,831      2.35       0.20   0.75    12.32   12.94
Oppenheimer Global Fund/VA Non Service
  Shares                                      387,168 12.83      14.63     6,979,241      1.39       0.20   1.45    25.47   27.05
Oppenheimer Global Strategic Income
  Fund/VA Non Service Shares                      502 10.08      10.11         5,071     87.83       0.50   0.75    -0.88   -0.63
PIMCO VIT CommodityRealReturn Strategy
  Portfolio Administrative Class              153,258  8.49       9.26     1,261,795      1.75       0.20   1.45   -15.93  -14.87
PIMCO VIT Global Bond Portfolio (Unhedged)
  Administrative Class                          4,338 12.63      14.42        58,532      1.05       0.20   0.70    -9.12   -8.66
PIMCO VIT Real Return Portfolio
  Administrative Class                        889,857 13.82      19.53    12,132,852      1.65       0.20   0.75    -9.90   -9.40
PIMCO VIT Short-Term Portfolio
  Administrative Class                        408,791 11.05      11.20     4,804,840      0.71       0.20   1.45    -0.88    0.36
PIMCO VIT Total Return Portfolio
  Administrative Class                      1,071,774 14.23      14.47    16,119,465      2.18       0.20   1.45    -3.37   -2.16
Pioneer Fund VCT Portfolio Class I            123,944 13.68      16.67     1,671,452      1.28       0.20   0.75    32.29   33.02
Pioneer Mid Cap Value VCT Portfolio Class I    79,039 12.79      14.14     1,145,657      0.93       0.20   1.45    31.19   32.84
Pioneer Select Mid Cap Growth VCT
  Portfolio Class I                           174,488 17.39      17.67     3,037,831      0.00       0.20   0.75    41.39   42.17
Putnam VT Diversified Income Fund Class IB    388,960 16.35      17.00     6,887,646      3.16       0.20   0.95     6.79    7.60
Putnam VT Growth and Income Fund Class IB     791,936 15.15      17.37    12,432,215      1.66       0.20   0.75    34.66   35.41
Putnam VT International Value Fund Class IB   467,037  9.56      10.77     5,206,801      2.51       0.20   1.45    20.45   21.97
Putnam VT Multi-Cap Growth Fund Class IB        2,925 16.72      16.86        49,309      0.44       0.50   0.75    35.42   35.76
Putnam VT Small Cap Value Fund Class IB        17,021 14.15      31.86       276,055      0.79       0.20   0.75    38.56   39.33
Putnam VT Voyager Fund Class IB                13,049 10.64      17.24       207,795      0.63       0.50   0.75    42.65   43.01
SAST SA JPMorgan Balanced Portfolio Class 1   152,839 16.95      18.85     2,306,189      1.61       0.20   0.75    18.58   19.24
SAST SA WellsCap Aggressive Growth
  Portfolio Class 1                           107,822 11.77      17.41     1,538,347      0.00       0.20   0.75    41.87   42.65
VALIC Company I Government Money Market I
  Fund                                      1,273,784  9.98      10.20    13,099,199      0.01       0.20   1.45    -1.43   -0.19
VALIC Company I International Equities
  Index Fund                                  238,168  9.89      17.48     2,621,512      0.00       0.20   0.75    18.10   18.76
VALIC Company I Mid Cap Index Fund            887,398 16.93      25.70    15,589,772      0.00       0.20   1.45    31.20   32.84
VALIC Company I Nasdaq-100 Index Fund         295,262 10.29      18.29     5,132,899      0.00       0.20   0.75    35.21   35.96
VALIC Company I Science & Technology Fund     122,558  7.79      16.92     1,829,945      0.00       0.20   0.75    41.42   42.20
VALIC Company I Small Cap Index Fund          402,209 15.11      27.40     7,347,965      0.00       0.20   0.75    37.60   38.36
VALIC Company I Stock Index Fund            1,404,065 13.32      19.13    21,199,509      0.00       0.20   0.75    30.93   31.65
Vanguard VIF High Yield Bond Portfolio        433,735 15.06      15.07     7,457,681      5.28       0.20   1.45     2.84    4.14
Vanguard VIF REIT Index Portfolio             761,290 11.82      12.34    11,900,404      2.15       0.20   1.45     0.86    2.13
----------------------------------------------------------------------------------------------------------------------------------

(a)Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.
(b)These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

SEPARATE ACCOUNT VL-R
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(c) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.
(d) These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.
(e) These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7. Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 27, 2018, the date the financial statements were issued, and has determined that no additional items require disclosure.

American General Life
Insurance Company
Audited GAAP Financial Statements
At December 31, 2017 and 2016 and for each of the three years ended December 31, 2017

AMERICAN GENERAL LIFE INSURANCE COMPANY
TABLE OF CONTENTS

                                                                           Page
                                                                           ----
 CONSOLIDATED FINANCIAL STATEMENTS

 Report of Independent Auditors                                              2
 Consolidated Balance Sheet at December 31, 2017 and 2016                    3
 Consolidated Statements of Income for each of the years ended
   December 31, 2017, 2016 and 2015                                          4
 Consolidated Statements of Comprehensive Income (Loss) for each of the
   years ended December 31, 2017, 2016 and 2015                              5
 Consolidated Statements of Equity for each of the years ended
   December 31, 2017, 2016 and 2015                                          6
 Consolidated Statements of Cash Flows for each of the years ended
   December 31, 2017, 2016 and 2015                                          7

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 1.   Basis of Presentation                                                  8
 2.   Summary of Significant Accounting Policies                             9
 3.   Fair Value Measurements                                               15
 4.   Investments                                                           33
 5.   Lending Activities                                                    44
 6.   Reinsurance                                                           46
 7.   Derivatives and Hedge Accounting                                      47
 8.   Deferred Policy Acquisition Costs and Deferred Sales Inducements      49
 9.   Variable Interest Entities                                            52
 10.  Insurance Liabilities                                                 54
 11.  Variable Life and Annuity Contracts                                   57
 12.  Debt                                                                  59
 13.  Commitments and Contingencies                                         60
 14.  Equity                                                                61
 15.  Statutory Financial Data and Restrictions                             63
 16.  Benefit Plans                                                         63
 17.  Income Taxes                                                          64
 18.  Related Party Transactions                                            68
 19.  Subsequent Events                                                     70

Report of Independent Auditors

To the Board of Directors of
American General Life Insurance Company

We have audited the accompanying consolidated financial statements of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., which comprise the consolidated balance sheets as of December 31, 2017 and 2016, and the related consolidated statements of income, comprehensive income (loss), equity and cash flows for each of the three years in the period ended
December 31, 2017.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 26, 2018

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                                                                                  December 31,
                                                                                                                -----------------
(in millions, except for share data)                                                                              2017     2016
------------------------------------                                                                            -------- --------
Assets:
   Investments:
       Fixed maturity securities:
          Bonds available for sale, at fair value (amortized cost: 2017 - $96,876; 2016 - $96,184)              $104,575 $100,867
          Other bond securities, at fair value                                                                     3,163    3,047
       Equity securities:
          Common and preferred stock, available for sale, at fair value (cost: 2017 - $52; 2016 - $11)                58       15
          Other common and preferred stock, at fair value                                                              3        4
       Mortgage and other loans receivable, net of allowance                                                      19,707   16,458
       Other invested assets (portion measured at fair value: 2017 - $1,294; 2016 - $1,508)                        3,620    3,498
       Short-term investments (portion measured at fair value: 2017 - $3,604; 2016 - $3,122)                       3,844    3,347
                                                                                                                -------- --------
          Total investments                                                                                      134,970  127,236
   Cash                                                                                                              160      173
   Accrued investment income                                                                                       1,059    1,051
   Amounts due from related parties                                                                                1,023    1,097
   Premiums and other receivables - net of allowance                                                                 865      789
   Reinsurance assets, net of allowance                                                                            1,701    1,572
   Deferred policy acquisition costs                                                                               6,621    6,787
   Current income tax receivable                                                                                     239       --
   Deferred income taxes                                                                                           1,183    1,610
   Other assets (including restricted cash of $46 in 2017 and $1 in 2016)                                          1,652    2,562
   Separate account assets, at fair value                                                                         49,470   44,174
                                                                                                                -------- --------
Total assets                                                                                                    $198,943 $187,051
                                                                                                                ======== ========
Liabilities:
   Future policy benefits for life and accident and health insurance contracts                                  $ 36,078 $ 33,112
   Policyholder contract deposits (portion measured at fair value: 2017 - $3,564; 2016 - $2,743)                  81,496   78,613
   Policy claims and benefits payable                                                                                688      702
   Other policyholder funds                                                                                        1,849    2,034
   Current income tax payable                                                                                         --       71
   Notes payable - to affiliates (portion measured at fair value: 2017 - $627; 2016 - $568)                        1,862    1,259
   Notes payable - to third parties                                                                                  901      220
   Amounts due to related parties                                                                                    998    1,134
   Securities lending payable                                                                                      2,457    2,142
   Other liabilities                                                                                               3,086    3,548
   Separate account liabilities                                                                                   49,470   44,174
                                                                                                                -------- --------
Total liabilities                                                                                                178,885  167,009
                                                                                                                -------- --------
Commitments and contingencies (see Note 13)

American General Life Insurance Company (AGL) shareholder's equity:
   Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding                                    1        1
   Common stock, $10 par value; 600,000 shares authorized, issued and outstanding                                      6        6
   Additional paid-in capital                                                                                     15,137   16,673
   Accumulated other comprehensive income                                                                          4,752    3,295
                                                                                                                -------- --------
Total AGL shareholder's equity                                                                                    19,896   19,975
Noncontrolling interests                                                                                             162       67
                                                                                                                -------- --------
Total equity                                                                                                      20,058   20,042
                                                                                                                -------- --------
Total liabilities and equity                                                                                    $198,943 $187,051
                                                                                                                ======== ========

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME


                                                     Years Ended December 31,
                                                    -------------------------
  (in millions)                                       2017     2016     2015
  -------------                                     -------  -------  -------
  Revenues:
     Premiums                                       $ 3,397  $ 1,722  $ 2,628
     Policy fees                                      2,226    2,078    2,090
     Net investment income                            6,523    6,318    6,118
     Net realized capital losses:
         Total other-than-temporary
           impairments on available for sale
           securities                                   (46)    (210)    (197)
         Portion of other-than-temporary
           impairments on available for sale
           fixed maturity securities
           recognized in other comprehensive
           loss                                         (43)     (17)     (22)
                                                    -------  -------  -------
         Net other-than-temporary impairments
           on available for sale securities
           recognized in net income                     (89)    (227)    (219)
         Other realized capital (losses) gains       (1,073)    (903)     141
                                                    -------  -------  -------
     Total net realized capital losses:              (1,162)  (1,130)     (78)
         Other income                                 1,004    1,237    2,268
                                                    -------  -------  -------
  Total revenues                                     11,988   10,225   13,026
                                                    -------  -------  -------
  Benefits and expenses:
     Policyholder benefits                            6,008    4,644    5,276
     Interest credited to policyholder account
       balances                                       2,081    2,211    2,178
     Amortization of deferred policy
       acquisition costs                                375      261      787
     General operating and other expenses             1,831    2,139    3,087
     Net (gain) loss on sale of divested
       businesses                                        --     (238)      --
                                                    -------  -------  -------
  Total benefits and expenses                        10,295    9,017   11,328
                                                    -------  -------  -------
  Income before income tax expense                    1,693    1,208    1,698
  Income tax expense (benefit):
     Current                                            858    1,248      549
     Deferred                                           256     (951)    (111)
                                                    -------  -------  -------
  Income tax expense                                  1,114      297      438
                                                    -------  -------  -------
  Net income                                            579      911    1,260
  Less:
  Net income attributable to noncontrolling
    interests                                             3        1       --
                                                    -------  -------  -------
  Net income attributable to AGL                    $   576  $   910  $ 1,260
                                                    =======  =======  =======

  See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)


                                                                                                        Years Ended December 31,
                                                                                                        -----------------------
(in millions)                                                                                            2017    2016     2015

Net income                                                                                              $  579  $  911  $ 1,260
                                                                                                        ------  ------  -------
Other comprehensive income (loss), net of tax
   Change in unrealized appreciation (depreciation) of fixed maturity investments on which other-than-
     temporary credit impairments were recognized                                                          129     (34)    (225)
   Change in unrealized appreciation (depreciation) of all other investments                             2,080   1,457   (4,368)
   Adjustments to deferred policy acquisition costs, value of business acquired and deferred sales
     inducements                                                                                          (355)   (100)     442
   Change in unrealized insurance loss recognition                                                        (610)   (361)     551
   Change in foreign currency translation adjustments                                                       --      --       (2)
                                                                                                        ------  ------  -------
Other comprehensive income (loss)                                                                        1,244     962   (3,602)
                                                                                                        ------  ------  -------
Comprehensive income (loss)                                                                              1,823   1,873   (2,342)
Comprehensive income attributable to noncontrolling interests                                                3       1       --
                                                                                                        ------  ------  -------
Comprehensive income (loss) attributable to AGL                                                         $1,820  $1,872  $(2,342)
                                                                                                        ======  ======  =======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY


                                                                     Accumulated
                                                Additional              Other       Total AGL      Non-
                               Preferred Common  Paid-in   Retained Comprehensive Shareholder's controlling  Total
(in millions)                    Stock   Stock   Capital   Earnings    Income        Equity      Interests   Equity
-------------                  --------- ------ ---------- -------- ------------- ------------- ----------- -------
Balance, January 1, 2015          $ 1     $ 6    $18,514   $   218     $ 5,935       $24,674       $ --     $24,674
                                  ---     ---    -------   -------     -------       -------       ----     -------
Net income attributable to
  AGL or other noncontrolling
  interests                        --      --         --     1,260          --         1,260         --       1,260
Dividends                          --      --         --      (903)         --          (903)        --        (903)
Other comprehensive loss           --      --         --        --      (3,602)       (3,602)        --      (3,602)
Capital contributions from
  Parent                           --      --         32        --          --            32         --          32
Other                              --      --         --        --          --            --         (3)         (3)
                                  ---     ---    -------   -------     -------       -------       ----     -------
Balance, December 31, 2015        $ 1     $ 6    $18,546   $   575     $ 2,333       $21,461       $ (3)    $21,458
                                  ===     ===    =======   =======     =======       =======       ====     =======
Net income attributable to
  AGL or other noncontrolling
  interests                        --      --         --       910          --           910          1         911
Dividends                          --      --         --    (1,491)         --        (1,491)        --      (1,491)
Other comprehensive income         --      --         --        --         962           962         --         962
Net increase due to
  acquisitions and
  consolidations                   --      --         --        --          --            --         65          65
Capital contributions from
  Parent                           --      --         12        --          --            12         --          12
Return of capital                  --      --     (1,885)       --          --        (1,885)        --      (1,885)
Deconsolidation of VIEs            --      --         --         6          --             6          3           9
Other                              --      --         --        --          --            --          1           1
                                  ---     ---    -------   -------     -------       -------       ----     -------
Balance, December 31, 2016        $ 1     $ 6    $16,673   $    --     $ 3,295       $19,975       $ 67     $20,042
                                  ===     ===    =======   =======     =======       =======       ====     =======
Net income attributable to
  AGL or other noncontrolling
  interests                        --      --         --       576          --           576          3         579
Dividends                          --      --         --      (363)         --          (363)        --        (363)
Other comprehensive income         --      --         --        --       1,244         1,244         --       1,244
Net increase due to
  acquisitions and
  consolidations                   --      --         --        --          --            --         87          87
Return of capital                  --      --     (1,536)       --          --        (1,536)        --      (1,536)
Deconsolidation of
  subsidiaries                     --      --         --        --          --            --         (1)         (1)
Reclassification of certain
  tax effects from AOCI            --      --         --      (213)        213            --         --          --
Other                              --      --         --        --          --            --          6           6
                                  ---     ---    -------   -------     -------       -------       ----     -------
Balance, December 31, 2017        $ 1     $ 6    $15,137   $    --     $ 4,752       $19,896       $162     $20,058
                                  ===     ===    =======   =======     =======       =======       ====     =======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                Years Ended December 31,
                                                                                              ----------------------------
(in millions)                                                                                   2017      2016      2015
-------------                                                                                 --------  --------  --------
Cash flows from operating activities:
   Net income                                                                                 $    579  $    911  $  1,260
                                                                                              --------  --------  --------
   Adjustments to reconcile net income to net cash provided by operating activities:
       Interest credited to policyholder account balances                                        2,081     2,211     2,178
       Amortization of deferred policy acquisition costs                                           375       261       787
       Fees charged for policyholder contract deposits                                          (1,472)   (1,337)   (1,203)
       Net realized capital losses                                                               1,162     1,130        78
       Net (gains) on sale of divested businesses                                                   --      (238)       --
       Unrealized losses (gains) in earnings, net                                                 (281)      (41)       25
       Equity in (income) losses of partnerships and other invested assets                          19        92       (32)
       Accretion of net premium/discount on investments                                           (736)     (828)     (710)
       Capitalized interest                                                                        (94)      (71)      (59)
       Provision for deferred income taxes                                                         256      (951)     (111)
   Changes in operating assets and liabilities:
       Accrued investment income                                                                    (8)        4       (13)
       Amounts due (to) from related parties                                                       (61)     (236)       62
       Reinsurance assets                                                                         (129)       93       (49)
       Deferred policy acquisition costs                                                          (714)     (805)     (983)
       Current income tax receivable/payable                                                       361     1,201       448
       Future policy benefits and other policyholder funds                                       1,836       932     1,193
       Other, net                                                                                 (183)     (223)     (220)
                                                                                              --------  --------  --------
   Total adjustments                                                                             2,412     1,194     1,391
                                                                                              --------  --------  --------
Net cash provided by operating activities                                                        2,991     2,105     2,651
                                                                                              ========  ========  ========
Cash flows from investing activities:
   Proceeds from (payments for)
       Sales or distribution of:
          Available for sale investments                                                         7,059     8,353     7,514
          Other investments, excluding short-term investments                                     (205)    2,796     2,670
          Divested businesses, net                                                                  --       238        --
       Redemption and maturities of fixed maturity securities available for sale                 9,367     8,831     7,837
       Principal payments received on sales and maturities of mortgage and other loans
         receivable                                                                              2,567     2,892     2,094
       Redemption and maturities of other investments, excluding short-term investments            279       230       196
   Purchases of:
       Available for sale investments                                                          (16,784)  (19,834)  (17,431)
       Mortgage and other loans receivable                                                      (5,708)   (5,100)   (4,932)
       Other investments, excluding short-term investments                                        (647)     (607)   (2,442)
   Net change in restricted cash                                                                   (45)        3       392
   Net change in short-term investments                                                           (497)   (1,497)     (469)
   Other, net                                                                                     (235)   (1,075)     (179)
                                                                                              --------  --------  --------
Net cash used in investing activities                                                           (4,849)   (4,770)   (4,750)
                                                                                              ========  ========  ========
Cash flows from financing activities:
   Policyholder contract deposits                                                               11,232    10,529    10,208
   Policyholder contract withdrawals                                                           (10,742)   (7,478)   (7,112)
   Net exchanges (to) from separate accounts                                                     1,451      (870)   (1,239)
   Change in repurchase agreements                                                                (248)       18       281
   Repayment of notes payable                                                                       --      (286)     (221)
   Issuance of notes payable                                                                     1,298       603       100
   Change in securities lending payable                                                            315     1,180       962
   Change in cash overdrafts                                                                       (43)       45        --
   Dividends and return of capital paid to Parent Company, net of cash contributions            (1,418)   (1,220)     (824)
   Other, net                                                                                       --        --        (2)
                                                                                              --------  --------  --------
Net cash provided by financing activities                                                        1,845     2,521     2,153
                                                                                              ========  ========  ========
Net increase (decrease) in cash                                                                    (13)     (144)       54
Cash at beginning of year                                                                          173       317       263
                                                                                              --------  --------  --------
Cash at end of year                                                                           $    160  $    173  $    317
                                                                                              ========  ========  ========
Supplementary Disclosure of Consolidated Cash Flow Information

Cash paid during the period for:
   Interest                                                                                   $     12  $      7  $      9
   Taxes                                                                                           493        42        91
Non-cash investing/financing activities:
   Sales inducements credited to policyholder contract deposits                                      6        12        13
   Non-cash dividends                                                                              481     2,156       237
   Settlement of non-cash dividends payable                                                         --        --     1,292
   Non-cash contributions from Parent                                                               --        12        32

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

American General Life Insurance Company, including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). Unless the context indicates otherwise, the terms "AGL," "the Company," "we," "us" or "our" mean American General Life Insurance Company and its consolidated entities, and the term "AIG Parent" means American International Group, Inc. and not any of AIG Parent's consolidated subsidiaries.

We are a leading provider of individual term and universal life insurance solutions to middle-income and high net worth customers, as well as a leading provider of fixed and variable annuities. Our primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, structured settlements, corporate and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts (GICs) and funding agreements, stable value wrap products and group benefits. We distribute our products through independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants, and direct-to-consumer through AIG Direct. We also provide support services to certain affiliated insurance companies through our subsidiaries, AIG Enterprise Services LLC (AIGES) and SunAmerica Asset Management LLC (SAAMCo).

SAAMCo and its wholly owned distributor, AIG Capital Services, Inc. (AIGCS), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. (SFS), represent our asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds and variable subaccounts offered within our variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

In May 2016, we sold AIG Advisor Group, our network of independent broker-dealers, to investment funds affiliated with Lightyear Capital LLC and PSP Investments. Our consolidated Statements of Income included total revenues and expenses of AIG Advisor Group of $477 million and $193 million, respectively, in 2016 and total revenues and expenses of $1.4 billion and $1.3 billion, respectively, in 2015.

Our operations are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of our insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. We are exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. We control our exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of our assets and liabilities, monitoring and limiting prepayments and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. We are also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect our exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). All significant intercompany accounts and transactions have been eliminated.

The consolidated financial statements include the accounts of the Company, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights and voting interests), and variable interest entities (VIEs) of which we are the primary beneficiary. Equity investments in entities that we do not consolidate, including corporate entities in which we have significant influence, and partnership and partnership-like entities in which we have more than minor influence over the operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Out of Period Adjustments

In 2017, we recorded out of period adjustments to correct errors related to prior periods, which increased pre-tax income by $127 million, increased net income by $106 million and decreased comprehensive income by $107 million. The out of period adjustments were primarily related to insurance liabilities and deferred policy acquisition costs. We have evaluated the effect of the errors on prior years and on the respective years in which they were corrected, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to any previously issued consolidated financial statements or the current period.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:

..   income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset and provisional estimates associated with the enactment of the Tax Cuts and Jobs Act of 2017 (Tax Act);

..   reinsurance assets;

..   valuation of future policy benefit liabilities and timing and extent of loss recognition;

..   valuation of liabilities for guaranteed benefit features of variable annuity products;

..   estimated gross profits (EGP) to value deferred policy acquisition costs
    (DAC) for investment-oriented products;

..   impairment charges, including other-than-temporary impairments on available for sale securities and impairment on other invested assets;

..   liability for legal contingencies; and

..   fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our consolidated financial condition, results of operations and cash flows could be materially affected.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following table identifies our significant accounting policies presented in other Notes to these Consolidated Financial Statements, with a reference to the Note where a detailed description can be found:

    Note 3.  Fair Value Measurements

                 .Short-term investments

    Note 4.  Investments

                 .Fixed maturity and equity securities

                 .Other invested assets

                 .Net investment income

                 .Net realized capital gains (losses)

                 .Other-than-temporary impairments

    Note 5.  Lending Activities

                 .Mortgage and other loans receivable - net of allowance

    Note 6.  Reinsurance

                 .Reinsurance assets, net of allowance

    Note 7.  Derivatives and Hedge Accounting

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


              .Derivative assets and liabilities, at fair value

Note 8.   Deferred Policy Acquisition Costs and Deferred Sales Inducements

              .Deferred policy acquisition costs

              .Amortization of deferred policy acquisition costs

              .Deferred sales inducements

Note 9.   Variable Interest Entities

Note 10.  Insurance Liabilities

              .Future policy benefits

              .Policyholder contract deposits

              .Other policyholder funds

Note 11.  Variable Life and Annuity Contracts

Note 12.  Debt

              .Long-term debt

Note 13.  Commitments and Contingencies

              .Legal contingencies

Note 17.  Income Taxes

Other significant accounting policies

Premiums for long-duration life insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in premiums in the Consolidated Statements of Income.

Premiums on accident and health policies are earned primarily on a pro rata basis over the term of the related coverage. The reserves for unearned premiums include the portion of premiums written relating to the unexpired terms of coverage.

Reinsurance premiums ceded are recognized as a reduction in revenues over the period the reinsurance coverage is provided in proportion to the risks to which the premiums relate.

Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for the cost of insurance or mortality and expense charges, policy administration charges, surrender charges and amortization of unearned revenue reserves. Policy fees are recognized as revenues in the period in which they are assessed against policyholders, unless the fees are designed to compensate us for services to be provided in the future. Fees deferred as unearned revenue are amortized in relation to the incidence of EGP to be realized over the estimated lives of the contracts, similar to DAC.

Other income primarily includes advisory fees and commissions from the broker dealer business and income from legal settlements.

In 2017, other income included business interruption insurance recoveries of $6 million related to the flooding and property damage that occurred at our main administrative office located in Houston, TX. In August 2017, Hurricane Harvey made a landfall in Texas and Louisiana causing widespread flooding and property damage in various southern counties within the region.

Cash represents cash on hand and non-interest bearing demand deposits.

Short-term investments consist of interest-bearing cash equivalents, time deposits, securities purchased under agreements to resell, and investments, such as commercial paper, with original maturities within one year from the date of purchase.

Premiums and other receivables - net of allowance include premium balances receivable, amounts due from agents and brokers and policyholders, and other receivables.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other assets consist of prepaid expenses, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs, deferred sales inducements, restricted cash and freestanding derivative assets.

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise from any of our other businesses. The liabilities for these accounts are equal to the account assets. Separate accounts may also include deposits for funds held under stable value wrap funding agreements, although the majority of stable value wrap sales are measured based on the notional amount included in assets under management and do not include the receipt of funds. For a more detailed discussion of separate accounts, see Note 11.

Other liabilities include other funds on deposit, other payables, securities sold under agreements to repurchase and freestanding derivative liabilities.

Accounting Standards Adopted During 2017

Derivative Contract Novations

In March 2016, the Financial Accounting Standards Board (FASB) issued an accounting standard that clarifies that a change in the counterparty (novation) to a derivative instrument that has been designated as a hedging instrument does not, in and of itself, require de-designation of that hedging relationship provided that all other hedge accounting criteria continue to be met.

We adopted the standard on its required effective date of January 1, 2017. The adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Contingent Put and Call Options in Debt Instruments

In March 2016, the FASB issued an accounting standard that clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. The standard requires an evaluation of embedded call (put) options solely on a four-step decision sequence that requires an entity to consider whether (1) the amount paid upon settlement is adjusted based on changes in an index, (2) the amount paid upon settlement is indexed to an underlying other than interest rates or credit risk, (3) the debt involves a substantial premium or discount and (4) the put or call option is contingently exercisable.

We adopted the standard on its required effective date of January 1, 2017. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Simplifying the Transition to the Equity Method of Accounting

In March 2016, the FASB issued an accounting standard that eliminates the requirement that when an investment qualifies for use of the equity method as a result of an increase in the level of ownership interest or degree of influence, an investor must adjust the investment, results of operations, and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods during which the investment had been held.

We adopted the standard on its required effective date of January 1, 2017. The adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Interest Held through Related Parties that are under Common Control

In October 2016, the FASB issued an accounting standard that amends the consolidation analysis for a reporting entity that is the single decision maker of a VIE. The new guidance will require the decision maker's evaluation of its interests held through related parties that are under common control on a proportionate basis (rather than in their entirety) when

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

determining whether it is the primary beneficiary of that VIE. The amendment does not change the characteristics of a primary beneficiary.

We adopted the standard on its required effective date of January 1, 2017. The adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Clarifying the Definition of a Business

In January 2017, the FASB issued an accounting standard that changes the definition of a business to assist entities in evaluating when a set of transferred assets and activities is a business. The new standard will require an entity to evaluate if substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar assets; if so, the set of transferred assets and activities is not a business. At a minimum, a set must include an input and a substantive process that together significantly contribute to the ability to create output.

We adopted the standard on October 1, 2017. The impact of the standard is primarily related to our investments in real estate. As a result of the adoption, we anticipate that future acquisitions of certain real estate investments will no longer meet the definition of a business and will be treated as asset acquisitions. As a result, no goodwill would be recognized from these investments and certain costs can be capitalized as part of the asset acquisitions. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations and cash flows.

Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (AOCI)

In February 2018, the FASB issued an accounting standard that allows the optional reclassification of stranded tax effects within accumulated other comprehensive income to retained earnings that arise due to the enactment of the Tax Act. We have elected to early adopt the accounting standard in our financial statements for the year ended December 31, 2017. Accordingly, we have recorded a reclassification adjustment of $213 million related to the effect of the change in the U.S. federal corporate income tax rate on the gross deferred tax amounts at the date of enactment of the Tax Act. Consistent with Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (SAB 118), released by the Securities and Exchange Commission, these are provisional adjustments and may be revised as relevant guidance is released.

We use the security-by-security approach when releasing stranded income tax effects from AOCI for available for sale securities.

Future Application of Accounting Standards

Revenue Recognition

In May 2014, the FASB issued an accounting standard that supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and certain other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities.

We will adopt this standard on its effective date of January 1, 2018 using the modified retrospective approach. Our analysis of revenues indicates that substantially all of our revenues are from sources excluded from the scope of the standard. For those revenue sources within the scope of the standard, there are no material changes in the timing or measurement of revenues based upon the guidance. As substantially all of our revenue sources are excluded from the scope of the standard, the adoption of the standard will not have a material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued an accounting standard that will require equity investments that do not follow the equity method of accounting or are not subject to consolidation to be measured at fair value with changes in fair value

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

recognized in earnings, while financial liabilities for which fair value option accounting has been elected, changes in fair value due to instrument-specific credit risk will be presented separately in other comprehensive income. The standard allows the election to record equity investments without readily determinable fair values at cost, less impairment, adjusted for subsequent observable price changes with changes in the carrying value of the equity investments recorded in earnings. The standard also updates certain fair value disclosure requirements for financial instruments carried at amortized cost.

We will adopt this standard on its effective date of January 1, 2018 using the modified retrospective approach. Based on our review substantially all of our assets and liabilities are not within the scope of the standard. The adoption of this standard will not have material effect on our reported consolidated financial condition, results of operations, cash flows or require disclosures.

Leases

In February 2016, the FASB issued an accounting standard that will require lessees with lease terms of more than 12 months to recognize a right of use asset and a corresponding lease liability on their balance sheets. For income statement purposes, the FASB retained a dual model, requiring leases to be classified as either operating leases or finance leases.

We plan to adopt the standard on its effective date of January 1, 2019 using a modified retrospective approach upon adoption. We are currently quantifying the expected recognition on our balance sheet for a right to use asset and a lease liability as required by the standard. We do not expect the impact of the standard to have a material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Financial Instruments - Credit Losses

In June 2016, the FASB issued an accounting standard that will change how entities account for credit losses for most financial assets. The standard will replace the existing incurred loss impairment model with a new "current expected credit loss model" that generally will result in earlier recognition of credit losses. The standard will apply to financial assets subject to credit losses, including loans measured at amortized cost, reinsurance receivables and certain off-balance sheet credit exposures. Additionally, the impairment for available for sale debt securities, including purchased credit deteriorated securities, are subject to the new guidance and will be measured in a similar manner, except that losses will be recognized as allowances rather than reductions in the amortized cost of the securities. The standard will also require additional information to be disclosed in the footnotes.

The standard is effective on January 1, 2020, with early adoption permitted on January 1, 2019. We are continuing to develop our implementation plan to adopt the standard and are assessing the impact of the standard on our reported consolidated financial condition, results of operations, cash flows and required disclosures. While we expect an increase in our allowances for credit losses for the financial instruments within scope of the standard, given the objective of the new standard, the amount of any change will be dependent on our portfolios' composition and quality at the adoption date as well as economic conditions and forecasts at that time.

Classification of Certain Cash Receipts and Cash Payments

In August 2016, the FASB issued an accounting standard that addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The amendments provide clarity on the treatment of eight specifically defined types of cash inflows and outflows.

We will adopt this standard retrospectively on its effective date of January 1, 2018. The standard addresses presentation in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition, results of operations or required disclosures.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Intra-Entity Transfers of Assets Other than Inventory

In October 2016, the FASB issued an accounting standard that will require an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when the asset is sold to a third party.

We will adopt the standard on its effective date of January 1, 2018 using a modified retrospective approach. The adoption of this standard will not have a material impact on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Restricted Cash

In November 2016, the FASB issued an accounting standard that provides guidance on the presentation of restricted cash in the Statement of Cash Flows. Entities will be required to explain the changes during a reporting period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents in the statement of cash flows.

We will adopt the standard retrospectively on its effective date of January 1, 2018. The standard addresses presentation of restricted cash in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition, results of operations or required disclosures.

Gains and Losses from the Derecognition of Nonfinancial Assets

In February 2017, the FASB issued an accounting standard that clarifies the scope of the derecognition guidance for the sale, transfer and derecognition of nonfinancial assets to noncustomers that aligns with the new revenue recognition principles. The standard also adds new accounting for partial sales of nonfinancial assets (including in substance real estate) that requires an entity to derecognize a nonfinancial asset when it 1) ceases to have a controlling financial interest in the legal entity that holds the asset based on the consolidation model and 2) transfers control of the asset based on the revenue recognition model.

We will adopt this standard on its effective date of January 1, 2018 under the modified retrospective approach. Based on our evaluation, we do not expect the standard to have a material impact on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Improving the Presentation of Net Periodic Pension and Postretirement Benefit
Cost

In March 2017, the FASB issued an accounting standard that requires entities to report the service cost component of net periodic pension and postretirement benefit costs in the same line item as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net periodic benefit costs are required to be separately presented in the income statement. The amendments also allow only the service cost component to be eligible for capitalization when applicable.

We will adopt this standard on its effective date of January 1, 2018. The standard primarily addresses the presentation of the service cost component of net periodic benefit costs in the income statement. AIG Parent's U.S. pension plans are frozen and no longer accrue benefits, which are reflected as service costs. Therefore, the standard will have no material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Modification of Shared-Based Payment Awards

In May 2017, the FASB issued an accounting standard that provides guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting.

We will prospectively adopt this standard on its effective date of January 1, 2018 and do not expect the standard to have a material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Derivatives and Hedging

In August 2017, the FASB issued an accounting standard that improves and expands hedge accounting for both financial and commodity risks. The provisions of the amendment are intended to better align the accounting with an entity's risk management activities, enhance the transparency on how the economic results are presented in the financial statements and the footnote, and simplify the application of hedge accounting treatment.

The standard is effective on January 1, 2019, with early adoption permitted. We are evaluating the timing of adoption and are assessing the impact of the standard on our reported consolidated financial condition, results of operations, cash flows and required disclosures.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

We carry certain of our financial instruments at fair value. We define the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. We maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the Consolidated Balance Sheets are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

..   Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels discussed above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Valuation Methodologies of Financial Instruments Measured at Fair Value

Incorporation of Credit Risk in Fair Value Measurements

..   Our Own Credit Risk. Fair value measurements for certain derivative liabilities incorporate our own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to us at the balance sheet date by reference to observable AIG credit default swap (CDS) or cash bond spreads. We calculate the effect of credit spread changes using discounted cash flow techniques that incorporate current market interest rates. A derivative counterparty's net credit exposure to us is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with us, as well as collateral we post with the counterparty at the balance sheet date. For a description of how we incorporate our own credit risk in the valuation of embedded derivatives related to certain annuity and life insurance products, see Embedded Derivatives within Policyholder Contract Deposits, below.

..   Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for us to protect against our net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. Our net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

For fair values measured based on internal models, the cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to us by an independent third party. We utilize an interest rate based on the benchmark London Interbank Offered Rate (LIBOR) curve to derive our discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, we believe this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets.

We employ independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments, based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation service providers are reviewed and understood by management, through periodic discussion with and information provided by the independent third-party valuation service providers. In addition, as discussed further below, control processes are applied to the fair values received from independent third-party valuation service providers to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of market-accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions for comparable securities, benchmark yields, interest rate yield curves, credit spreads, prepayment rates, default rates, recovery assumptions, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

We have control processes designed to ensure that the fair values received from independent third-party valuation service providers are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. We assess the reasonableness of individual security values received from independent third-party valuation service providers through various analytical techniques, and have procedures to escalate related questions internally and to the independent third-party valuation service providers for resolution. To assess the degree of pricing consensus among various valuation service providers for specific asset types, we conduct comparisons of prices received from available sources. We use these comparisons to establish a hierarchy for the fair values received from independent third-party valuation service providers to be used for particular security classes. We also validate prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When our independent third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing market accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies and defaults, loss severity assumptions, prepayments, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from independent third-party valuation service providers, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations reflect illiquidity and non-transferability, based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including residential mortgage backed securities (RMBS), commercial mortgage backed securities (CMBS), collateralized debt obligations (CDO), other asset-backed securities (ABS) and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchange or dealer markets.

Mortgage and Other Loans Receivable

We estimate the fair value of mortgage and other loans receivable that are measured at fair value by using dealer quotations, discounted cash flow analyses and/or internal valuation models. The determination of fair value considers inputs such as interest rate, maturity, the borrower's creditworthiness, collateral, subordination, guarantees, past-due status, yield curves, credit curves, prepayment rates, market pricing for comparable loans and other relevant factors.

Other Invested Assets

We initially estimate the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, we generally obtain the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

statements of which are generally audited annually. We consider observable market data and perform certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments, other financing transactions of the issuer and other available financial information for the issuer, with adjustments made to reflect illiquidity as appropriate.

Short-term Investments

For short-term investments that are measured at amortized cost, the carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk. Securities purchased under agreements to resell (reverse repurchase agreements) are generally treated as collateralized receivables. We report certain receivables arising from securities purchased under agreements to resell as Short-term investments in the Consolidated Balance Sheets. When these receivables are measured at fair value, we use market-observable interest rates to determine fair value.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). We generally value exchange-traded derivatives such as futures and options using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. We generally use similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. We will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, independent third-party valuation service providers and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Derivatives within Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded derivatives that we bifurcate from the host contracts and account for separately at fair value, with changes in fair value recognized in earnings. These embedded derivatives are classified within Policyholder contract deposits. We have concluded these contracts contain either (i) a written option that guarantees a minimum accumulation value at maturity, (ii) a written option that guarantees annual withdrawals regardless of underlying market performance for a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives and must be bifurcated.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The fair value of embedded derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These discounted cash flow projections primarily include benefits and related fees assessed, when applicable. In some instances, the projected cash flows from fees may exceed projected cash flows related to benefit payments and therefore, at a point in time, the carrying value of the embedded derivative may be in a net asset position. The projected cash flows incorporate best estimate assumptions for policyholder behavior (including mortality, lapses, withdrawals and benefit utilization), along with an explicit risk margin to reflect a market participant's estimates of projected cash flows and policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on our historical experience.

Because of the dynamic and complex nature of the projected cash flows with respect to embedded derivatives in our variable annuity contracts, risk neutral valuations are used, which are calibrated to observable interest rate and equity option prices. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, credit spreads, correlations of certain market variables, fund performance, discount rates and policyholder behavior. The portion of fees attributable to the fair value of expected benefit payments are included within the fair value measurement of these embedded derivatives, and related fees are classified in net realized capital gains (losses) as earned, consistent with other changes in the fair value of these embedded policy derivatives. Any portion of the fees not attributed to the embedded derivatives are excluded from the fair value measurement and classified in policy fees as earned.

With respect to embedded derivatives in our equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and our ability to adjust the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions.

Projected cash flows are discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (for example, LIBOR) leg of a related tenor. We also incorporate our own risk of non-performance in the valuation of the embedded derivatives associated with variable annuity and equity-indexed annuity and life contracts. The non-performance risk adjustment reflects a market participant's view of our claims-paying ability by incorporating an additional spread to the swap curve used to discount projected benefit cash flows in the valuation of these embedded derivatives. The non-performance risk adjustment is calculated by constructing forward rates based on a weighted average of observable corporate credit indices to approximate our claims-paying ability rating.

Notes Payable

Certain VIEs that we consolidate have each elected the fair value option for certain tranches of their structured securities, which are included in notes payable - to affiliates. The fair value of the structured securities is determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows are discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads are adjusted to include a spread premium to compensate for the complexity and perceived illiquidity of the structured securities. The spread premiums were derived on the respective issuance dates of the structured securities, with reference to the issuance spread on tranches of structured securities issued by the same entities that were purchased by independent, non-affiliated third parties.

Other Liabilities

Other liabilities measured at fair value include certain securities sold under agreements to repurchase and certain securities sold but not yet purchased. Liabilities arising from securities sold under agreements to repurchase are generally treated as collateralized borrowings. We estimate the fair value of liabilities arising under these agreements by using market-observable interest rates. This methodology considers such factors as the coupon rate, yield curves and other relevant factors. Fair values for securities sold but not yet purchased are based on current market prices.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis, and indicates the level of the fair value measurement based on the observability of the inputs used:

December 31, 2017                                                                             Counterparty    Cash
(in millions)                                                         Level 1 Level 2 Level 3 Netting/(a)/ Collateral   Total
-----------------                                                     ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities                  $   200 $   342 $    --   $    --      $  --    $    542
   Obligations of states, municipalities and political subdivisions        --   2,694   1,280        --         --       3,974
   Non-U.S. governments                                                    --   3,019      --        --         --       3,019
   Corporate debt                                                          --  70,121     600        --         --      70,721
   RMBS                                                                    --   7,744   6,916        --         --      14,660
   CMBS                                                                    --   4,091     379        --         --       4,470
   CDO/ABS                                                                 --   1,337   5,852        --         --       7,189
                                                                      ------- ------- -------   -------      -----    --------
Total bonds available for sale                                            200  89,348  15,027        --         --     104,575
                                                                      ------- ------- -------   -------      -----    --------
Other bond securities:
   Non-U.S. governments                                                    --      46      --        --         --          46
   Corporate debt                                                          --   1,527      --        --         --       1,527
   RMBS                                                                    --      64     394        --         --         458
   CMBS                                                                    --     150      10        --         --         160
   CDO/ABS                                                                 --      21     951        --         --         972
                                                                      ------- ------- -------   -------      -----    --------
Total other bond securities                                                --   1,808   1,355        --         --       3,163
                                                                      ------- ------- -------   -------      -----    --------
Equity securities available for sale:
   Common stock                                                             3      --      --        --         --           3
   Preferred stock                                                         11      --      --        --         --          11
   Mutual funds                                                            44      --      --        --         --          44
                                                                      ------- ------- -------   -------      -----    --------
Total equity securities available for sale                                 58      --      --        --         --          58
                                                                      ------- ------- -------   -------      -----    --------
Other common and preferred stock                                            3      --      --        --         --           3
Other invested assets/(b)/                                                 --      --      31        --         --          31
Short-term investments                                                    698   2,906      --        --         --       3,604
Other assets - Investment in AIG                                            6      --      --        --         --           6
Derivative assets:
   Interest rate contracts                                                 --     550      --        --         --         550
   Foreign exchange contracts                                              --     398      --        --         --         398
   Equity contracts                                                       164     894      78        --         --       1,136
   Other contracts                                                         --      --      13        --         --          13
   Counterparty netting and cash collateral                                --      --      --    (1,429)       (45)     (1,474)
                                                                      ------- ------- -------   -------      -----    --------
Total derivative assets                                                   164   1,842      91    (1,429)       (45)        623
                                                                      ------- ------- -------   -------      -----    --------
Separate account assets                                                47,530   1,940      --        --         --      49,470
                                                                      ------- ------- -------   -------      -----    --------
Total                                                                 $48,659 $97,844 $16,504   $(1,429)     $ (45)   $161,533
                                                                      ======= ======= =======   =======      =====    ========
Liabilities:
Policyholder contract deposits                                        $    -- $    84 $ 3,480   $    --      $  --    $  3,564
Notes payable - to affiliates                                              --      --     627        --         --         627
Derivative liabilities:
   Interest rate contracts                                                  2     969      --        --         --         971
   Foreign exchange contracts                                              --     448      --        --         --         448
   Equity contracts                                                         1     888      --        --         --         889
   Other contracts                                                         --      --       4        --         --           4
   Counterparty netting and cash collateral                                --      --      --    (1,429)      (627)     (2,056)
                                                                      ------- ------- -------   -------      -----    --------
Total derivative liabilities                                                3   2,305       4    (1,429)      (627)        256
                                                                      ------- ------- -------   -------      -----    --------
Total                                                                 $     3 $ 2,389 $ 4,111   $(1,429)     $(627)   $  4,447
                                                                      ======= ======= =======   =======      =====    ========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


December 31, 2016                                                                             Counterparty    Cash
(in millions)                                                         Level 1 Level 2 Level 3 Netting/(a)/ Collateral   Total
-----------------                                                     ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities                  $    -- $   335 $    --    $  --       $  --    $    335
   Obligations of states, municipalities and political subdivisions        --   2,474     995       --          --       3,469
   Non-U.S. governments                                                    --   2,619      --       --          --       2,619
   Corporate debt                                                          --  67,419     546       --          --      67,965
   RMBS                                                                    --   7,187   7,027       --          --      14,214
   CMBS                                                                    --   4,288     793       --          --       5,081
   CDO/ABS                                                                 --   2,116   5,068       --          --       7,184
                                                                      ------- ------- -------    -----       -----    --------
Total bonds available for sale                                             --  86,438  14,429       --          --     100,867
                                                                      ------- ------- -------    -----       -----    --------
Other bond securities:
   Non-U.S. governments                                                    --      41      --       --          --          41
   Corporate debt                                                          --   1,421      --       --          --       1,421
   RMBS                                                                    --      33     324       --          --         357
   CMBS                                                                    --     164      17       --          --         181
   CDO/ABS                                                                 --      22   1,025       --          --       1,047
                                                                      ------- ------- -------    -----       -----    --------
Total other bond securities                                                --   1,681   1,366       --          --       3,047
                                                                      ------- ------- -------    -----       -----    --------
Equity securities available for sale:
   Common stock                                                             3      --      --       --          --           3
   Preferred stock                                                         11      --      --       --          --          11
   Mutual funds                                                             1      --      --       --          --           1
                                                                      ------- ------- -------    -----       -----    --------
Total equity securities available for sale                                 15      --      --       --          --          15
                                                                      ------- ------- -------    -----       -----    --------
Other common and preferred stock                                            4      --      --       --          --           4
Other invested assets/(b)/                                                 --      --      28       --          --          28
Short-term investments                                                    656   2,466      --       --          --       3,122
Other assets - Investment in AIG                                            7      --      --       --          --           7
Derivative assets:
   Interest rate contracts                                                 --     517      --       --          --         517
   Foreign exchange contracts                                              --     601      --       --          --         601
   Equity contracts                                                       167      41      55       --          --         263
   Other contracts                                                         --      --      14       --          --          14
   Counterparty netting and cash collateral                                --      --      --     (762)        (46)       (808)
                                                                      ------- ------- -------    -----       -----    --------
Total derivative assets                                                   167   1,159      69     (762)        (46)        587
                                                                      ------- ------- -------    -----       -----    --------
Separate account assets                                                42,152   2,022      --       --          --      44,174
                                                                      ------- ------- -------    -----       -----    --------
Total                                                                 $43,001 $93,766 $15,892    $(762)      $ (46)   $151,851
                                                                      ======= ======= =======    =====       =====    ========
Liabilities:
Policyholder contract deposits                                        $    -- $    95 $ 2,648    $  --       $  --    $  2,743
Notes payable - to affiliates                                              --      --     568       --          --         568
Derivative liabilities:
   Interest rate contracts                                                 --   1,547      --       --          --       1,547
   Foreign exchange contracts                                              --     333      --       --          --         333
   Equity contracts                                                        12      --      --       --          --          12
   Other contracts                                                         --      --       5       --          --           5
   Counterparty netting and cash collateral                                --      --      --     (762)       (852)     (1,614)
                                                                      ------- ------- -------    -----       -----    --------
Total derivative liabilities                                               12   1,880       5     (762)       (852)        283
                                                                      ------- ------- -------    -----       -----    --------
Total                                                                 $    12 $ 1,975 $ 3,221    $(762)      $(852)   $  3,594
                                                                      ======= ======= =======    =====       =====    ========

(a)Represents netting of derivative exposures covered by qualifying master netting agreements.
(b)Excludes investments that are measured at fair value using the NAV per share (or its equivalent), which totaled $1.3 billion and $1.5 billion as of December 31, 2017 and 2016, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

Our policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. We had no significant transfers between Level 1 and Level 2 during 2017 and 2016.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during the years ended December 31, 2017 and 2016 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the Consolidated Balance Sheets at December 31, 2017 and 2016:

                                                                                                               Changes in
                                                                                                               Unrealized
                                     Net Realized                 Purchases,                                 Gains (Losses)
                                         and                        Sales,                                    Included in
                            Fair      Unrealized                  Issuances                                    Income on
                            Value   Gains (Losses)     Other         and        Gross     Gross   Fair Value  Instruments
                          Beginning  Included in   Comprehensive Settlements, Transfers Transfers   End of   Held at End of
(in millions)              of Year      Income     Income (Loss)     Net         In        Out       Year         Year
-------------             --------- -------------- ------------- ------------ --------- --------- ---------- --------------
December 31, 2017
Assets:
Bonds available for sale:
   Obligations of
     states,
     municipalities and
     political
     subdivisions          $   995      $  (1)         $118         $ 191       $ --     $   (23)  $ 1,280       $  --
   Corporate debt              546          5             8           (66)       326        (219)      600          --
   RMBS                      7,027        443           435          (977)        --         (12)    6,916          --
   CMBS                        793         66           (32)         (385)        16         (79)      379          --
   CDO/ABS                   5,068         54           109           621         --          --     5,852          --
                           -------      -----          ----         -----       ----     -------   -------       -----
Total bonds available       14,429        567           638          (616)       342        (333)   15,027          --
  for sale
                           -------      -----          ----         -----       ----     -------   -------       -----
Other bond securities:
   RMBS                        324         45            --            42         --         (17)      394          36
   CMBS                         17         --            --            --         --          (7)       10          --
   CDO/ABS                   1,025         55            --          (129)        --          --       951          36
                           -------      -----          ----         -----       ----     -------   -------       -----
Total other bond             1,366        100            --           (87)        --         (24)    1,355          72
  securities
                           -------      -----          ----         -----       ----     -------   -------       -----
Other invested assets           28          2            --             1         --          --        31           2
                           -------      -----          ----         -----       ----     -------   -------       -----
Total                      $15,823      $ 669          $638         $(702)      $342     $  (357)  $16,413       $  74
                           =======      =====          ====         =====       ====     =======   =======       =====
Liabilities:
Policyholder contract      $(2,648)     $(691)         $ --         $(141)      $ --     $    --   $(3,480)      $(431)
  deposits
Notes payable - to            (568)       (86)           --            27         --          --      (627)         --
  affiliates
Derivatives assets, net*
   Equity contracts             55         39            --           (16)        --          --        78          33
   Other contracts               9         67            --           (67)        --          --         9          65
                           -------      -----          ----         -----       ----     -------   -------       -----
Total derivatives               64        106            --           (83)        --          --        87          98
  assets, net*
                           -------      -----          ----         -----       ----     -------   -------       -----
Total                      $(3,152)     $(671)         $ --         $(197)      $ --     $    --   $(4,020)      $(333)
                           =======      =====          ====         =====       ====     =======   =======       =====

                                                                                                               Changes in
                                                                                                               Unrealized
                                     Net Realized                 Purchases,                                 Gains (Losses)
                                         and                        Sales,                                    Included in
                            Fair      Unrealized                  Issuances                                    Income on
                            Value   Gains (Losses)     Other         and        Gross     Gross   Fair Value  Instruments
                          Beginning  Included in   Comprehensive Settlements, Transfers Transfers   End of   Held at End of
(in millions)              of Year      Income     Income (Loss)     Net         In        Out       Year         Year
-------------             --------- -------------- ------------- ------------ --------- --------- ---------- --------------
December 31, 2016
Assets:
Bonds available for sale:
   Obligations of
     states,
     municipalities and
     political
     subdivisions          $   993      $  (1)         $ 21         $ 101       $ --     $  (119)  $   995       $  --
   Corporate debt              733         (7)          (10)          (56)       337        (451)      546          --
   RMBS                      7,233        398            55          (662)        19         (16)    7,027          --
   CMBS                      1,194         58           (84)           (1)        14        (388)      793          --
   CDO/ABS                   4,151         96           (55)          870         11          (5)    5,068          --
                           -------      -----          ----         -----       ----     -------   -------       -----
Total bonds available
  for sale                  14,304        544           (73)          252        381        (979)   14,429          --
                           -------      -----          ----         -----       ----     -------   -------       -----
Other bond securities:
   RMBS                        727         35            --          (439)         1          --       324          (3)
   CMBS                         60         --            --            (4)         7         (46)       17          (1)
   CDO/ABS                   1,046         46            --           (67)        --          --     1,025          17
                           -------      -----          ----         -----       ----     -------   -------       -----
Total other bond
  securities                 1,833         81            --          (510)         8         (46)    1,366          13
                           -------      -----          ----         -----       ----     -------   -------       -----
Equity securities
  available for sale:           --         --            --            --         --          --        --          --
Other invested assets           30         (2)           (6)           15         --          (9)       28          (2)
                           -------      -----          ----         -----       ----     -------   -------       -----
Total                      $16,167      $ 623          $(79)        $(243)      $389     $(1,034)  $15,823       $  11
                           =======      =====          ====         =====       ====     =======   =======       =====
Liabilities:
Policyholder contract
  deposits                 $(1,995)     $(415)         $ --         $(238)      $ --     $    --   $(2,648)      $(350)
Notes payable - to
  affiliates                  (474)      (108)           --            14         --          --      (568)         --
Derivatives assets, net*
   Equity contracts             53          7            --            (5)        --          --        55          60
   Other contracts               5         71            --           (67)        --          --         9          76
                           -------      -----          ----         -----       ----     -------   -------       -----
Total derivatives
  assets, net*                  58         78            --           (72)        --          --        64         136
                           -------      -----          ----         -----       ----     -------   -------       -----
Total                      $(2,411)     $(445)         $ --         $(296)      $ --     $    --   $(3,152)      $(214)
                           =======      =====          ====         =====       ====     =======   =======       =====

* Total Level 3 derivative exposures have been netted in these tables for presentation purposes only.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses included in income related to Level 3 assets and liabilities shown above were reported in the Consolidated Statements of Income as follows:

                                                             Net
                                                           Realized
                                                   Net     Capital
                                         Policy Investment  Gains
     (in millions)                        Fees    Income   (Losses) Total
     -------------                       ------ ---------- -------- -----
     December 31, 2017
        Bonds available for sale          $--     $ 600     $ (33)  $ 567
        Other bond securities              --       100        --     100
        Other invested assets              --         2        --       2
        Policyholder contract deposits     --        --      (691)   (691)
        Notes payable - to affiliates      --       (86)       --     (86)
        Derivative assets, net             67        --        39     106

     December 31, 2016
        Bonds available for sale          $--     $ 638     $ (94)  $ 544
        Other bond securities              --        76         5      81
        Other invested assets              --        (2)       --      (2)
        Policyholder contract deposits     --        --      (415)   (415)
        Notes payable - to affiliates      --      (108)       --    (108)
        Derivative assets, net             71        --         7      78

The following table presents the gross components of purchases, sales, issues and settlements, net, shown above:

                                                                                                   Purchases, Sales,
                                                                                                     Issuances and
(in millions)                                                         Purchases Sales  Settlements Settlements, Net
-------------                                                         --------- -----  ----------- -----------------
December 31, 2017
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $  194   $  (3)   $    --         $ 191
   Corporate debt                                                          45     (33)       (78)          (66)
   RMBS                                                                   592     (59)    (1,510)         (977)
   CMBS                                                                    19    (100)      (304)         (385)
   CDO/ABS                                                              1,709     (94)      (994)          621
                                                                       ------   -----    -------         -----
Total bonds available for sale                                          2,559    (289)    (2,886)         (616)
                                                                       ------   -----    -------         -----
Other bond securities:
   RMBS                                                                    84      --        (42)           42
   CDO/ABS                                                                  8      --       (137)         (129)
                                                                       ------   -----    -------         -----
Total other bond securities                                                92      --       (179)          (87)
                                                                       ------   -----    -------         -----
Other invested assets                                                       5      --         (4)            1
                                                                       ------   -----    -------         -----
Total assets                                                           $2,656   $(289)   $(3,069)        $(702)
                                                                       ======   =====    =======         =====
Liabilities:
Policyholder contract deposits                                         $   --   $(308)   $   167         $(141)
Notes payable - to affiliates                                              (4)     --         31            27
Derivatives liabilities, net
   Equity contracts                                                         6      --        (22)          (16)
   Other contracts                                                         --      --        (67)          (67)
                                                                       ------   -----    -------         -----
Total derivatives liabilities, net                                          6      --        (89)          (83)
                                                                       ------   -----    -------         -----
Total liabilities                                                      $    2   $(308)   $   109         $(197)
                                                                       ======   =====    =======         =====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                    Purchases,
                                                                                                      Sales,
                                                                                                    Issuances
                                                                                                       and
                                                                                                   Settlements,
(in millions)                                                         Purchases Sales  Settlements     Net
-------------                                                         --------- -----  ----------- ------------
December 31, 2016
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $  105   $  --    $    (4)     $ 101
   Corporate debt                                                          16     (24)       (48)       (56)
   RMBS                                                                   830      (9)    (1,483)      (662)
   CMBS                                                                    74     (25)       (50)        (1)
   CDO/ABS                                                              2,431    (372)    (1,189)       870
                                                                       ------   -----    -------      -----
Total bonds available for sale                                          3,456    (430)    (2,774)       252
                                                                       ------   -----    -------      -----
Other bond securities:
   RMBS                                                                   141    (472)      (108)      (439)
   CMBS                                                                    32     (34)        (2)        (4)
   CDO/ABS                                                                 19      --        (86)       (67)
                                                                       ------   -----    -------      -----
Total other bond securities                                               192    (506)      (196)      (510)
                                                                       ------   -----    -------      -----
Other invested assets                                                      15      --         --         15
                                                                       ------   -----    -------      -----
Total assets                                                           $3,663   $(936)   $(2,970)     $(243)
                                                                       ======   =====    =======      =====
Liabilities:
Policyholder contract deposits                                         $   --   $(349)   $   111      $(238)
Notes payable - to affiliates                                              --      --         14         14
Derivatives liabilities, net
   Equity contracts                                                         5      --        (10)        (5)
   Other contracts                                                        (12)     --        (55)       (67)
                                                                       ------   -----    -------      -----
Total derivatives liabilities, net                                         (7)     --        (65)       (72)
                                                                       ------   -----    -------      -----
Total liabilities                                                      $   (7)  $(349)   $    60      $(296)
                                                                       ======   =====    =======      =====

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2017 and 2016 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

We record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $23 million of net losses related to assets transferred into Level 3 in 2017 and includes $5 million of net gains related to assets transferred out of Level 3 in 2017. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excluded $68 million of net losses related to assets transferred into Level 3 in 2016 and included $73 million of net losses related to assets transferred out of Level 3 in 2016.

Transfers of Level 3 Assets

During the years ended December 31, 2017 and 2016, transfers into Level 3 assets primarily included certain investments in private placement corporate debt, RMBS, CMBS, and CDO/ABS. Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required us to determine fair value for these securities based on inputs that are adjusted to better reflect our own assumptions regarding the characteristics of a specific security or associated market liquidity. The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

During the years ended December 31, 2017 and 2016, transfers out of Level 3 assets primarily included private placement and other corporate debt, CMBS, CDO/ABS, RMBS and certain investments in municipal securities. Transfers of certain investments in municipal securities, corporate debt, RMBS, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of certain investments in private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

value of those securities without the need for adjustment based on our own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

Transfers of Level 3 Liabilities

There were no significant transfers of derivative or other liabilities into or out of Level 3 for the years ended December 31, 2017 and 2016.

Quantitative Information about Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                     Fair Value at
                     December 31,
(in millions)            2017      Valuation Technique          Unobservable Input/(b)/         Range (Weighted Average)
-------------        ------------- -------------------- ----------------------------------      ------------------------
Assets:
Obligations of
  states,
  municipalities
  and political
  subdivisions          $1,254     Discounted cash flow                              Yield         3.57% - 4.32% (3.95%)
Corporate debt             574     Discounted cash flow                              Yield        2.68% - 10.94% (6.81%)
RMBS/(a)/                6,793     Discounted cash flow           Constant prepayment rate        4.13% - 13.82% (8.98%)
                                                                             Loss severity      44.31% - 76.55% (60.43%)
                                                                     Constant default rate         3.45% - 8.23% (5.84%)
                                                                                     Yield         2.83% - 5.36% (4.09%)
CMBS                       227     Discounted cash flow                              Yield         1.81% - 8.45% (5.13%)
CDO/ABS/(a)/             1,900     Discounted cash flow                              Yield         3.47% - 4.86% (4.16%)

Liabilities:
Embedded
  derivatives
  within
  Policyholder
  contract deposits:
   GMWB                 $1,668     Discounted cash flow                  Equity volatility              06.45% - 51.25%
                                                                           Base lapse rate              00.35% - 14.00%
                                                                        Dynamic lapse rate             30.00% - 170.00%
                                                                      Mortality multiplier/(c)/        40.00% - 153.00%
                                                                          Utilization rate             90.00% - 100.00%
                                                        Equity / interest-rate correlation              20.00% - 40.00%
   Index annuities       1,283     Discounted cash flow                         Lapse rate              00.50% - 40.00%
                                                                      Mortality multiplier/(c)/        42.00% - 162.00%
                                                                             Option budget                01.00%-04.00%
   Indexed life            505     Discounted cash flow                    Base lapse rate              02.00% - 19.00%
                                                                            Mortality rate              00.00% - 40.00%

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                     Fair Value at
                     December 31,
(in millions)            2016      Valuation Technique         Unobservable Input/(b)/        Range (Weighted Average)
-------------        ------------- -------------------- --------------------------------      ------------------------
Assets:
Obligations of
  states,
  municipalities
  and political
  subdivisions          $  770     Discounted cash flow                            Yield         3.42% - 7.22% (5.32%)
Corporate debt             323     Discounted cash flow                            Yield         3.45% - 6.22% (4.83%)
RMBS/(a)/                7,033     Discounted cash flow         Constant prepayment rate         1.52% - 9.44% (5.48%)
                                                                           Loss severity      49.23% - 81.13% (65.18%)
                                                                   Constant default rate         3.54% - 8.45% (5.99%)
                                                                                   Yield         3.46% - 6.05% (4.76%)
CMBS                        20     Discounted cash flow                            Yield         1.85% - 3.03% (2.44%)
CDO/ABS/(a)/             1,353     Discounted cash flow                            Yield         4.19% - 5.97% (5.08%)

Liabilities:
Embedded
  derivatives
  within
  Policyholder
  contract deposits:
   GMWB                 $1,496     Discounted cash flow                Equity volatility              13.00% - 50.00%
                                                                         Base lapse rate               0.50% - 20.00%
                                                                      Dynamic lapse rate             30.00% - 170.00%
                                                                    Mortality multiplier/(d)/        42.00% - 161.00%
                                                                        Utilization rate                      100.00%
                                                        Equity/interest-rate correlation              20.00% - 40.00%
   Index annuities         760     Discounted cash flow                       Lapse rate               1.00% - 40.00%
                                                                    Mortality multiplier/(d)/       101.00% - 103.00%
                                                                           Option budget                1.00% - 4.00%
   Indexed life            374     Discounted cash flow                  Base lapse rate                2.00% -19.00%
                                                                          Mortality rate               0.00% - 40.00%

(a)Information received from third-party valuation service providers. The ranges of the unobservable inputs for constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by us. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by us, because there are other factors relevant to the fair values of specific tranches owned by us including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that we believe would be used by market participants when valuing these assets and liabilities.
(c)Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table.

The ranges of reported inputs for Obligations of states, municipalities and political subdivisions, Corporate debt, RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to our risk management practices that might offset risks inherent in these Level 3 assets and liabilities.

Sensitivity to Changes in Unobservable Inputs

We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following paragraphs provide a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Obligations of States, Municipalities and Political Subdivisions

The significant unobservable input used in the fair value measurement of certain investments in obligations of states, municipalities and political subdivisions is yield. In general, increases in the yield would decrease the fair value of investments in obligations of states, municipalities and political subdivisions.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the security. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates (CPR), loss severity, constant default rates (CDR) and yield.
A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Embedded derivatives within Policyholder contract deposits

Embedded derivatives reported within Policyholder contract deposits include guaranteed minimum withdrawal benefits (GMWB) within variable annuity products and interest crediting rates based on market indices within index annuities, indexed life and guaranteed investment contracts (GICs). For any given contract, assumptions for unobservable inputs vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. The following unobservable inputs are used for valuing embedded derivatives measured at fair value:

..   Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. Increases in assumed volatility will generally increase the fair value of both the projected cash flows from rider fees as well as the projected cash flows related to benefit payments. Therefore, the net change in the fair value of the liability may be either a decrease or an increase, depending on the relative changes in projected rider fees and projected benefit payments.

..   Equity / interest rate correlation estimates the relationship between changes in equity returns and interest rates in the economic scenario generator used to value our GMWB embedded derivatives. In general, a higher positive correlation assumes that equity markets and interest rates move in a more correlated fashion, which generally increases the fair value of the liability.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


..   Base lapse rate assumptions are determined by company experience and are adjusted at the contract level using a dynamic lapse function, which reduces the base lapse rate when the contract is in-the-money (when the contract holder's guaranteed value, as estimated by the Company, is worth more than their underlying account value). Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. Increases in assumed lapse rates will generally decrease the fair value of the liability, as fewer policyholders would persist to collect guaranteed withdrawal amounts.

..   Mortality rate assumptions, which vary by age and gender, are based on company experience and include a mortality improvement assumption. Increases in assumed mortality rates will decrease the fair value of the liability, while lower mortality rate assumptions will generally increase the fair value of the liability, because guaranteed payments will be made for a longer period of time.

..   Utilization assumptions estimate the timing when policyholders with a GMWB will elect to utilize their benefit and begin taking withdrawals. The assumptions may vary by the type of guarantee, tax-qualified status, the contract's withdrawal history and the age of the policyholder. Utilization assumptions are based on company experience, which includes partial withdrawal behavior. Increases in assumed utilization rates will generally increase the fair value of the liability.

..   Option budget estimates the expected long-term cost of options used to hedge exposures associated with equity price changes. The level of option budgets determines future costs of the options, which impacts the growth in account value and the valuation of embedded derivatives.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value per Share

The following table includes information related to our investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring basis, we use the net asset value per share to measure fair value.

                                                                          December 31, 2017           December 31, 2016
                                                                     --------------------------- ---------------------------
                                                                       Fair Value                  Fair Value
                                                                        Using Net                   Using Net
                                                                       Asset Value                 Asset Value
                                                                      Per Share (or   Unfunded    Per Share (or   Unfunded
(in millions)                    Investment Category Includes        its equivalent) Commitments its equivalent) Commitments
-------------               ---------------------------------------  --------------- ----------- --------------- -----------
Investment Category
Private equity funds:
   Leveraged buyout         Debt and/or equity investments made as
                            part of a transaction in which assets
                            of mature companies are acquired from
                            the current shareholders, typically
                            with the use of financial leverage           $  246         $ 99         $  325         $123

   Real Estate /            Investments in real estate properties
   Infrastructure           and infrastructure positions, including
                            power plants and other energy
                            generating facilities                            34           15             55           20

   Venture capital          Early-stage, high-potential, growth
                            companies expected to generate a return
                            through an eventual realization event,
                            such as an initial public offering or
                            sale of the company                              28           42             31            3

   Distressed               Securities of companies that are in
                            default, under bankruptcy protection,
                            or troubled                                       5           17             10           17

   Other                    Includes multi-strategy, mezzanine, and
                            other strategies                                 55           37             29           25
                                                                         ------         ----         ------         ----
Total private equity funds                                                  368          210            450          188
                                                                         ------         ----         ------         ----
Hedge funds:
   Event-driven             Securities of companies undergoing
                            material structural changes, including
                            mergers, acquisitions and other
                            reorganizations                                 250           --            338            8

   Long-short               Securities that the manager believes
                            are undervalued, with corresponding
                            short positions to hedge market risk            375           --            458           --

   Macro                    Investments that take long and short
                            positions in financial instruments
                            based on a top-down view of certain
                            economic and capital market conditions           66           --             30           --

   Distressed               Securities of companies that are in
                            default, under bankruptcy protection or
                            troubled                                        114            8            127            8

   Other                    Includes investments held in funds that
                            are less liquid, as well as other
                            strategies which allow for broader
                            allocation between public and private
                            investments                                      90            2             77           13
                                                                         ------         ----         ------         ----
Total hedge funds                                                           895           10          1,030           29
                                                                         ------         ----         ------         ----
Total                                                                    $1,263         $220         $1,480         $217
                                                                         ======         ====         ======         ====

Private equity fund investments included above are not redeemable, because distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments.

The hedge fund investments included above, which are carried at fair value, are generally redeemable monthly, quarterly, semi-annually and annually, as shown below, with redemption notices ranging from one day to 180 days. Certain hedge fund investments have partial contractual redemption restrictions. These partial redemption restrictions are generally related to one or more investments held in the hedge funds that the fund manager deemed to be illiquid. The majority of these contractual restrictions, which may have been put in place at the fund's inception or thereafter, have pre-defined end dates. The majority of these restrictions are generally expected to be lifted by the end of 2018.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents information regarding the expected remaining lives of our investments in private equity funds, assuming average original expected lives of 10 years for the funds, and information regarding redemptions and contractual restrictions related to our hedge fund investments:

December 31,                                                                     2017
------------                                                                     ----
Percentage of private equity fund investments with remaining lives of:
   Three years or less                                                            65%
   Between four and six years                                                      8
   Between seven and 10 years                                                     27
                                                                                 ---
       Total                                                                     100%
                                                                                 ===
Percentage of hedge fund investments redeemable:
   Monthly                                                                        25%
   Quarterly                                                                      45
   Semi-annually                                                                  18
   Annually                                                                       12
                                                                                 ---
       Total                                                                     100%
                                                                                 ===
Percentage of hedge fund investments' fair value subject to contractual partial
  restrictions                                                                    52%
                                                                                 ===

Fair Value Option

Under the fair value option, we may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be carried at fair value. Subsequent changes in fair value for designated items are reported in earnings. We elect the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Refer to Note 7 for additional information related to embedded derivatives.

Additionally, we elect the fair value option for certain alternative investments when such investments are eligible for this election. We believe this measurement basis is consistent with the applicable accounting guidance used by the respective investment company funds themselves. Refer to Note 4 for additional information on securities and other invested assets for which we have elected the fair value option.

Certain VIEs, which are securitization vehicles that we consolidate, have elected the fair value option for a tranche of their structured securities, which are included in notes payable - to affiliates. Refer to Note 9 for additional information on these VIEs.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                           December 31, 2017                 December 31, 2016
                                   --------------------------------  --------------------------------
                                              Outstanding                       Outstanding
                                               Principal                         Principal
(in millions)                      Fair Value   Amount    Difference Fair Value   Amount    Difference
-------------                      ---------- ----------- ---------- ---------- ----------- ----------
Liabilities:
   Notes payable - to affiliates      $627      $1,112      $(485)      $568       $926       $(358)

We assumed GIC liabilities, which are reported in policyholder contract deposits on the Consolidated Balance Sheets, from an affiliate, AIG Matched Funding Corp. (AIGMFC). AIGMFC had elected the fair value option for these GIC liabilities and we have maintained this election. The change in the value of each of the GIC liabilities is partially offset by a swap used to economically hedge the changes in the fair value of the GICs. See Note 18 for additional information on the GIC assumption and the related swaps.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gains or losses recorded related to the eligible instruments for which we elected the fair value option:

                                                    Gain (Loss)
             Years Ended December 31,            -----------------
             (in millions)                       2017   2016  2015
             -------------                       ----  -----  ----
             Assets:
                Bond and equity securities       $326  $ 232  $(19)
                Alternative investments/(a)/      133     18    29
             Liabilities:
                Policyholder contract deposits     (1)    (1)   (1)
                Notes payable - to affiliates     (98)  (122)    5
                                                 ----  -----  ----
             Total gain                          $360  $ 127  $ 14
                                                 ====  =====  ====

(a)Includes certain hedge funds, private equity funds and other investment partnerships.

Interest income, dividend income and net unrealized gains (losses) on assets measured under the fair value option are recognized and included in net investment income in the Consolidated Statements of Income. Interest on liabilities measured under the fair value option is recognized in other income in the Consolidated Statements of Income. See Note 4 herein for additional information about our policies for recognition, measurement, and disclosure of interest, dividend and other income.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

We measure the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Notes 4 and 5 herein for additional information about how we test various asset classes for impairment.

Impairments for other investments for the year ended December 31, 2017 primarily relate to commercial mortgage loans, the fair values of which are determined based on independent broker quotations or valuation models using unobservable inputs, as well as the estimated fair value of the underlying collateral or the present value of the expected future cash flows. Impairments for other investments for the year ended December 31, 2016 primarily related to real estate investments acquired in foreclosure. Impairments for other investments for the year ended December 31, 2015 primarily related to certain investments in affordable housing partnerships, the fair values of which were determined based on remaining tax credits and other residual benefits due from the respective partnerships. Residual benefits included consideration of the fair value of underlying real estate properties, which was determined based on market-appropriate capitalization rates applied to net operating income of the properties.

The following table presents assets measured at fair value on a non-recurring basis at the time of impairment and the related impairment charges recorded during the periods presented:

                                 Assets at Fair Value      Impairment Charges
                             ----------------------------- ------------------
                                  Non-Recurring Basis       December 31,
                             ----------------------------- ------------------
      (in millions)          Level 1 Level 2 Level 3 Total 2017   2016  2015
      -------------          ------- ------- ------- ----- ----   ----  ----
      December 31, 2017
         Other investments     $--     $--     $--    $--  $15     $2   $10

      December 31, 2016
         Other investments     $--     $--     $ 5    $ 5

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


..   Mortgage and other loans receivable: Fair values of loans on commercial real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. Fair values of residential mortgage loans are generally determined based on market prices, using market based adjustments for credit and servicing as appropriate. The fair values of policy loans are generally estimated based on unpaid principal amount as of each reporting date. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

..   Other invested assets: that are not measured at fair value represent our investments in Federal Home Loan Bank common stock. These investments are carried at amortized cost, which approximates fair value.

..   Cash and short-term investments: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

..   Policyholder contract deposits associated with investment-type contracts:
    Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.

..   Notes Payable: Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the carrying amounts and estimated fair values of our financial instruments not measured at fair value, and indicates the level in the fair value hierarchy of the estimated fair value measurement based on the observability of the inputs used:

                                                 Estimated Fair Value
                                            ------------------------------- Carrying
(in millions)                               Level 1 Level 2 Level 3  Total   Value
-------------                               ------- ------- ------- ------- --------
December 31, 2017
Assets:
   Mortgage and other loans receivable       $ --    $ 44   $20,101 $20,145 $19,707
   Other invested assets                       --      38        --      38      38
   Short-term investments                      --     240        --     240     240
   Cash                                       160      --        --     160     160
Liabilities:
   Policyholder contract deposits/(a)/         --     387    63,690  64,077  62,367
   Note payable - to affiliates, net/(b)/      --      --     1,234   1,234   1,235
   Note payable - to third parties, net        --      --       899     899     901

December 31, 2016
Assets:
   Mortgage and other loans receivable       $ --    $ 59   $16,718 $16,777 $16,458
   Other invested assets                       --      31        --      31      31
   Short-term investments                      --     225        --     225     225
   Cash                                       173      --        --     173     173
Liabilities:
   Policyholder contract deposits/(a)/         --     382    63,895  64,277  61,160
   Note payable - to affiliates, net/(b)/      --      --       691     691     691
   Note payable - to third parties, net        --      --       219     219     220

(a)Excludes embedded policy derivatives which are carried at fair value on a recurring basis.
(b)Excludes notes for which the fair value option has been elected.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when we have the ability and positive intent to hold these securities until maturity. When we do not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or are measured at fair value at our election. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2017 or 2016.

Fixed maturity and equity securities classified as available for sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (AOCI), net of DAC, deferred sales inducements and deferred income taxes, in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at our election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain RMBS, CMBS and CDO/ABS, (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on an effective level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

Other Securities Measured at Fair Value

Securities for which we have elected the fair value option are carried at fair value and reported in other bond securities or other common and preferred stocks in the Consolidated Balance Sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on financial assets designated under the fair value option.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Securities Available for Sale

The following table presents the amortized cost or cost and fair value of our available for sale securities:

                                                                                                                 Other-Than-
                                                                      Amortized   Gross      Gross                Temporary
                                                                       Cost or  Unrealized Unrealized            Impairments
(in millions)                                                           Cost      Gains      Losses   Fair Value in AOCI/(a)/
-------------                                                         --------- ---------- ---------- ---------- -----------
December 31, 2017
Bonds available for sale:
   U.S. government and government sponsored entities                   $   492    $   50    $    --    $    542     $ --
   Obligations of states, municipalities and political subdivisions      3,538       443         (7)      3,974       --
   Non-U.S. governments                                                  2,873       185        (39)      3,019       --
   Corporate debt                                                       65,337     5,761       (377)     70,721       11
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             13,290     1,458        (88)     14,660      773
       CMBS                                                              4,311       193        (34)      4,470       35
       CDO/ABS                                                           7,035       180        (26)      7,189        7
                                                                       -------    ------    -------    --------     ----
   Total mortgage-backed, asset-backed and collateralized               24,636     1,831       (148)     26,319      815
                                                                       -------    ------    -------    --------     ----
Total bonds available for sale/(b)/                                     96,876     8,270       (571)    104,575      826
                                                                       -------    ------    -------    --------     ----
Equity securities available for sale:
   Common stock                                                              2         1         --           3       --
   Preferred stock                                                           8         3         --          11       --
   Mutual Funds                                                             42         2         --          44       --
                                                                       -------    ------    -------    --------     ----
Total equity securities available for sale                                  52         6         --          58       --
                                                                       -------    ------    -------    --------     ----
Other assets - Investment in AIG                                             9         3         (6)          6       --
                                                                       -------    ------    -------    --------     ----
Total                                                                  $96,937    $8,279    $  (577)   $104,639     $826
                                                                       =======    ======    =======    ========     ====
December 31, 2016
Bonds available for sale:
   U.S. government and government sponsored entities                   $   291    $   45    $    (1)   $    335     $ --
   Obligations of states, municipalities and political subdivisions      3,275       245        (51)      3,469       --
   Non-U.S. governments                                                  2,626       107       (114)      2,619       --
   Corporate debt                                                       64,649     4,294       (978)     67,965        1
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             13,310     1,093       (189)     14,214      540
       CMBS                                                              4,886       239        (44)      5,081       87
       CDO/ABS                                                           7,147       127        (90)      7,184       10
                                                                       -------    ------    -------    --------     ----
   Total mortgage-backed, asset-backed and collateralized               25,343     1,459       (323)     26,479      637
                                                                       -------    ------    -------    --------     ----
Total bonds available for sale/(b)/                                     96,184     6,150     (1,467)    100,867      638
                                                                       -------    ------    -------    --------     ----
Equity securities available for sale:
   Common stock                                                              1         2         --           3       --
   Preferred stock                                                           8         3         --          11       --
   Mutual Funds                                                              2        --         --           2       --
                                                                       -------    ------    -------    --------     ----
Total equity securities available for sale                                  11         5         --          16       --
                                                                       -------    ------    -------    --------     ----
Other assets - Investment in AIG                                             9         3         (5)          7       --
                                                                       -------    ------    -------    --------     ----
Total                                                                  $96,204    $6,158    $(1,472)   $100,890     $638
                                                                       =======    ======    =======    ========     ====

(a)Represents the amount of other-than-temporary impairments recognized in Accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.
(b)At December 31, 2017 and 2016, bonds available for sale held by us that were below investment grade or not rated totaled $13.4 billion and $14.5 billion, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Securities Available for Sale in a Loss Position

The following table summarizes the fair value and gross unrealized losses on our available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                          Less than 12 Months    12 Months or More           Total
                                         --------------------- --------------------- ---------------------
                                                      Gross                 Gross                 Gross
                                                    Unrealized            Unrealized            Unrealized
(in millions)                            Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------                            ---------- ---------- ---------- ---------- ---------- ----------
December 31, 2017
Bonds available for sale:
   U.S. government and government
     sponsored entities                   $    51      $ --      $    2      $ --     $    53     $   --
   Obligations of states,
     municipalities and political
     subdivisions                              88         1         113         6         201          7
   Non-U.S. governments                       448        21         189        18         637         39
   Corporate debt                           6,009       195       3,387       182       9,396        377
   RMBS                                     1,920        43       1,091        45       3,011         88
   CMBS                                       915        21         232        13       1,147         34
   CDO/ABS                                    653        10         364        16       1,017         26
                                          -------      ----      ------      ----     -------     ------
Total bonds available for sale             10,084       291       5,378       280      15,462        571
                                          -------      ----      ------      ----     -------     ------
Equity securities available for sale:
   Common stock                                 1        --          --        --           1         --
                                          -------      ----      ------      ----     -------     ------
Total equity securities available for
  sale                                          1        --          --        --           1         --
                                          -------      ----      ------      ----     -------     ------
Other assets - Investment in AIG               --        --           2         6           2          6
                                          -------      ----      ------      ----     -------     ------
Total                                     $10,085      $291      $5,380      $286     $15,465     $  577
                                          =======      ====      ======      ====     =======     ======
December 31, 2016
Bonds available for sale:
   U.S. government and government
     sponsored entities                   $    10      $  1      $   --      $ --     $    10     $    1
   Obligations of states,
     municipalities and political
     subdivisions                             914        45          26         6         940         51
   Non-U.S. governments                     1,114        55         256        59       1,370        114
   Corporate debt                          13,995       593       3,285       385      17,280        978
   RMBS                                     2,575        85       1,712       104       4,287        189
   CMBS                                       964        35         135         9       1,099         44
   CDO/ABS                                  2,044        44         733        46       2,777         90
                                          -------      ----      ------      ----     -------     ------
Total bonds available for sale             21,616       858       6,147       609      27,763      1,467
                                          -------      ----      ------      ----     -------     ------
   Common stock                                 1        --          --        --           1         --
                                          -------      ----      ------      ----     -------     ------
Total equity securities available for
  sale                                          1        --          --        --           1         --
                                          -------      ----      ------      ----     -------     ------
Other assets - Investment in AIG               --        --           3         5           3          5
                                          -------      ----      ------      ----     -------     ------
Total                                     $21,617      $858      $6,150      $614     $27,767     $1,472
                                          =======      ====      ======      ====     =======     ======

At December 31, 2017, we held 1,967 and 7 individual fixed maturity and equity securities, respectively, that were in an unrealized loss position, of which 658 individual fixed maturity securities were in a continuous unrealized loss position for 12 months or more. We did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2017 because we neither intend to sell the securities nor do we believe that it is more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, we performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Contractual Maturities of Fixed Maturity Securities Available for Sale

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

                                                                                     Fixed Maturity
                                                                                  Securities in a Loss
                                                    Total Fixed Maturity                Position
                                                  Securities Available for Sale    Available for Sale
                                                  ----------------------------- -------------------------
(in millions)                                     Amortized Cost   Fair Value   Amortized Cost Fair Value
-------------                                     --------------   ----------   -------------- ----------
December 31, 2017
Due in one year or less                              $ 2,069        $  2,100       $    85      $    84
Due after one year through five years                 14,853          15,552         1,413        1,363
Due after five years through ten years                16,819          17,459         3,868        3,724
Due after ten years                                   38,499          43,145         5,344        5,116
Mortgage-backed, asset-backed and collateralized      24,636          26,319         5,323        5,175
                                                     -------        --------       -------      -------
Total                                                $96,876        $104,575       $16,033      $15,462
                                                     =======        ========       =======      =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

The following table presents the gross realized gains and gross realized losses from sales or maturities of our available for sale securities:

                                         Years Ended December 31,
                           -----------------------------------------------------
                                 2017              2016              2015
                           ----------------- ----------------- -----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
(in millions)               Gains    Losses   Gains    Losses   Gains    Losses
-------------              -------- -------- -------- -------- -------- --------
Fixed maturity securities    $357     $88      $321     $433     $205     $206
Equity securities               2       1         2       --        2        1
                             ----     ---      ----     ----     ----     ----
Total                        $359     $89      $323     $433     $207     $207
                             ====     ===      ====     ====     ====     ====

In 2017, 2016, and 2015, the aggregate fair value of available for sale securities sold was $7.7 billion, $9.4 billion and $16.7 billion, respectively.

Other Securities Measured at Fair Value

The following table presents the fair value of other securities measured at fair value based on our election of the fair value option:

                                                        December 31, 2017           December 31, 2016
                                                   --------------------------  --------------------------
(in millions)                                      Fair Value Percent of Total Fair Value Percent of Total
-------------                                      ---------- ---------------- ---------- ----------------
Non-U.S. governments                                 $   46           1%         $   41           1%
Corporate debt                                        1,527          48           1,421          47
Mortgage-backed, asset-backed and collateralized:
   RMBS                                                 458          14             357          12
   CMBS                                                 160           6             181           6
   CDO/ABS                                              972          31           1,047          34
                                                     ------         ---          ------         ---
Total other bond securities                           3,163         100           3,047         100
                                                     ------         ---          ------         ---
Other equity securities                                   3          --               4          --
                                                     ------         ---          ------         ---
Total                                                $3,166         100%         $3,051         100%
                                                     ======         ===          ======         ===

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other Invested Assets

The following table summarizes the carrying amounts of other invested assets:

                                                       December 31,
                                                       -------------
           (in millions)                                2017   2016
           -------------                               ------ ------
           Alternative investments/(a) (b)/            $2,612 $3,021
           Investment real estate/(c)/                    934    414
           Federal Home Loan Bank (FHLB) common stock      38     31
           All other investments                           36     32
                                                       ------ ------
           Total                                       $3,620 $3,498
                                                       ====== ======

(a)At December 31, 2017, includes hedge funds of $1.1 billion, private equity funds of $1.2 billion, and affordable housing partnerships of $245 million. At December 31, 2016, includes hedge funds of $1.5 billion, private equity funds of $1.3 billion, and affordable housing partnerships of $251 million.
(b)Approximately 74 percent of our hedge fund portfolio is available for redemption in 2018, an additional 26 percent will be available between 2019 and 2022.
(c)Net of accumulated depreciation of $147 million and $169 million in 2017 and 2016, respectively.

Other Invested Assets Carried at Fair Value

Certain hedge funds, private equity funds, and other investment partnerships for which we have elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds and other investment partnerships in which our insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income. These investments are subject to other-than-temporary impairment evaluations (see discussion below on evaluating equity investments for other-than-temporary impairment).

The gross unrealized loss recorded in accumulated other comprehensive income on such investments was $9 million and $8 million at December 31, 2017 and 2016, respectively, the majority of which pertains to investments in private equity funds and hedge funds that have been in continuous unrealized loss positions for less than 12 months.

Other Invested Assets - Equity Method Investments

We account for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless our interest is so minor that we may have virtually no influence over partnership operating and financial policies, or we have elected the fair value option. Under the equity method of accounting, our carrying amount generally is our share of the net asset value of the funds or the partnerships, and changes in our share of the net asset values are recorded in net investment income. In applying the equity method of accounting, we consistently use the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of our reporting period. The financial statements of these investees are generally audited annually.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Summarized Financial Information of Equity Method Investees

The following is the aggregated summarized financial information of our equity method investees, including those for which the fair value option has been elected:

                                                Years ended December 31,
                                               -------------------------
      (in millions)                             2017     2016     2015
      -------------                            ------  -------  --------
      Operating results:
         Total revenues                        $3,298  $ 2,533  $  7,323
         Total expenses                          (985)  (1,575)   (1,427)
                                               ------  -------  --------
      Net income                               $2,313  $   958  $  5,896
                                               ------  -------  --------

                                                          December 31,
                                                       -----------------
      (in millions)                                      2017     2016
      -------------                                    -------  --------
      Balance sheet:
         Total assets                                  $27,562  $ 68,435
         Total liabilities                              (4,574)  (13,254)

The following table presents the carrying amount and ownership percentage of equity method investments at December 31, 2017 and 2016:

                                             2017                2016
                                      ------------------- -------------------
                                      Carrying Ownership  Carrying Ownership
   (in millions, except percentages)   Value   Percentage  Value   Percentage
   ---------------------------------  -------- ---------- -------- ----------
   Equity method investments           $1,966   Various    $2,341   Various

Summarized financial information for these equity method investees may be presented on a lag, due to the unavailability of information for the investees at our respective balance sheet dates, and is included for the periods in which we held an equity method ownership interest.

Other Investments

Also included in other invested assets are real estate held for investment or held for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and subject to impairment review. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

We are a member of the FHLB of Dallas and such membership requires members to own stock in the FHLB. Our FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Net Investment Income

Net investment income represents income primarily from the following sources:

..   Interest income and related expenses, including amortization of premiums and accretion of discounts with changes in the timing and the amount of expected principal and interest cash flows reflected in yield, as applicable.

..   Dividend income from common and preferred stock.

..   Realized and unrealized gains and losses from investments in other securities and investments for which we elected the fair value option.

..   Earnings from alternative investments.

..   Interest income on mortgage, policy and other loans.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the components of net investment income:

                                                                                Years Ended December 31,
                                                                                -----------------------
(in millions)                                                                    2017    2016    2015
-------------                                                                   ------  ------  ------
Available for sale fixed maturity securities, including short-term investments  $5,118  $5,319  $5,173
Other fixed maturity securities                                                    326     232     (19)
Equity securities                                                                    4       2       2
Interest on mortgage and other loans                                               904     746     706
Real estate                                                                         10       1      57
Alternative investments*                                                           366     213     426
Other investments                                                                   10       8      (1)
                                                                                ------  ------  ------
Total investment income                                                          6,738   6,521   6,344
Investment expenses                                                                215     203     226
                                                                                ------  ------  ------
Net investment income                                                           $6,523  $6,318  $6,118
                                                                                ======  ======  ======

* Includes income from hedge funds, private equity funds and affordable housing partnerships. Hedge funds for which we elected the fair value option are recorded as of the balance sheet date. Other hedge funds are generally reported on a one-month lag, while private equity funds are generally reported on a one-quarter lag.

Net Realized Capital Gains and Losses

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

..   Sales or full redemptions of available for sale fixed maturity securities, available for sale equity securities, real estate and other alternative investments.

..   Reductions to the amortized cost basis of available for sale fixed maturity securities, available for sale equity securities and certain other invested assets for other-than-temporary impairments.

..   Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

..   Exchange gains and losses resulting from foreign currency transactions.

The following table presents the components of net realized capital gains (losses):

                                              Years Ended December 31,
                                              -----------------------
          (in millions)                         2017     2016    2015
          -------------                       -------  -------  -----
          Sales of fixed maturity securities  $   269  $  (112) $  (1)
          Sales of equity securities                1        2      1
          Mortgage and other loans                (53)     (21)   (50)
          Investment real estate                    1       51     (2)
          Alternative investments                  49      144     90
          Derivatives                          (1,504)    (894)   170
          Other                                   172      (40)   (37)
          Other-than-temporary impairments        (97)    (260)  (249)
                                              -------  -------  -----
          Net realized capital losses         $(1,162) $(1,130) $ (78)
                                              =======  =======  =====

Evaluating Investments for Other-Than-Temporary Impairments

Fixed Maturity Securities

If we intend to sell a fixed maturity security or it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized capital losses. When assessing our intent to sell a fixed maturity security, or whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition our investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recoverable value with a corresponding charge to realized capital losses. The estimated recoverable value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is presented in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were recognized (a separate component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

..   Current delinquency rates;

..   Expected default rates and the timing of such defaults;

..   Loss severity and the timing of any recovery; and

..   Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recoverable value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recoverable value other than the fair value, the determination of a recoverable value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

We consider severe price declines in our assessment of potential credit impairments. We may also modify our model inputs when we determine that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, we prospectively accrete into earnings the difference between the new amortized cost and the expected undiscounted recoverable value over the remaining expected holding period of the security.

Credit Impairments

The following table presents a rollforward of the cumulative credit losses in other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities:

                                                                                    Years Ended December 31,
                                                                                    ----------------------
(in millions)                                                                        2017     2016    2015
-------------                                                                       ------   ------  ------
Balance, beginning of year                                                          $1,017   $1,092  $1,324
   Increases due to:
       Credit impairments on new securities subject to impairment losses                70      120      71
       Additional credit impairments on previously impaired securities                  12       83      32
   Reductions due to:
       Credit impaired securities fully disposed for which there was no prior
         intent or requirement to sell                                                 (94)     (36)   (114)
       Credit impaired securities for which there is a current intent or
         anticipated requirement to sell                                                --       --       1
       Accretion on securities previously impaired due to credit*                     (237)    (242)   (221)
                                                                                    ------   ------  ------
Balance, end of year                                                                $  768   $1,017  $1,093
                                                                                    ======   ======  ======

* Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Equity Securities

We evaluate our available for sale equity securities for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

..   The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

..   A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

..   We have concluded that we may not realize a full recovery on our investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, all equity securities that have been in a continuous decline in value below cost over 12 months are impaired. We also consider circumstances of a rapid and severe market valuation decline (50 percent or more) discount to cost, in which we could not reasonably assert that the impairment period would be temporary (severity losses).

Other Invested Assets

Our equity and cost method investments in private equity funds, hedge funds and other entities are evaluated for impairment similar to the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, we compare expected investment cash flows to carrying amount. When the expected cash flows are less than the carrying amount, the investments are written down to fair value with a corresponding charge to earnings.

Purchased Credit Impaired (PCI) Securities

We purchase certain RMBS securities that have experienced deterioration in credit quality since their issuance. We determine whether it is probable at acquisition that we will not collect all contractually required payments for these PCI securities, including both principal and interest. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security is determined based on our best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is accreted into Net investment income over their remaining lives on an effective yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to our policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as adjustments to the accretable yield.

The following tables present information on our PCI securities, which are included in bonds available for sale:

                                                               At Date of
     (in millions)                                             Acquisition
     -------------                                             -----------
     Contractually required payments (principal and interest)    $14,975
     Cash flows expected to be collected*                         12,366
     Recorded investment in acquired securities                    8,407

* Represents undiscounted expected cash flows, including both principal and interest

                                                 December 31,
                                                 -------------
                  (in millions)                   2017   2016
                  -------------                  ------ ------
                  Outstanding principal balance  $6,462 $6,936
                  Amortized cost                  4,614  4,952
                  Fair value                      5,348  5,306

The following table presents activity for the accretable yield on PCI securities:

                                                                                 Years Ended
                                                                                December 31,
                                                                               --------------
(in millions)                                                                   2017    2016
-------------                                                                  ------  ------
Balance, beginning of year                                                     $3,032  $2,787
   Newly purchased PCI securities                                                 125     288
   Disposals                                                                      (14)    (41)
   Accretion                                                                     (325)   (348)
   Effect of changes in interest rate indices                                     (13)      6
   Net reclassification from non-accretable difference, including effects of
     prepayments                                                                  261     340
                                                                               ------  ------
Balance, end of year                                                           $3,066  $3,032
                                                                               ======  ======

Pledged Investments

Secured Financing and Similar Arrangements

We enter into secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which we transfer securities in exchange for cash, with an agreement by us to repurchase the same or substantially similar securities. Our secured financing transactions also include those that involve the transfer of securities to financial institutions in exchange for cash (securities lending agreements). In all of these secured financing transactions, the securities transferred by us (pledged collateral) may be sold or repledged by the counterparties. These agreements are recorded at their contracted amounts plus accrued interest, other than those that are accounted for at fair value.

Pledged collateral levels are monitored daily and are generally maintained at an agreed-upon percentage of the fair value of the amounts borrowed during the life of the transactions. In the event of a decline in the fair value of the pledged collateral under these secured financing transactions, we may be required to transfer cash or additional securities as pledged collateral under these agreements. At the termination of the transactions, we and our counterparties are obligated to return the amounts borrowed and the securities transferred, respectively.

The following table presents the fair value of securities pledged to counterparties under secured financing transactions, including repurchase and securities lending agreements:

                                                        December 31,
                                                        -------------
          (in millions)                                  2017   2016
          -------------                                 ------ ------
          Fixed maturity securities available for sale  $2,369 $2,083
          Other bond securities, at fair value           1,214  1,462

At both December 31, 2017 and 2016, amounts borrowed under repurchases and securities lending agreements totaled $3.6 billion.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the fair value of securities pledged under our repurchase and securities lending agreements by collateral type and by remaining contractual maturity:

                                                Remaining Contractual
                                              Maturity of the Agreements
                                        --------------------------------------
                                        Overnight  Up to        Greater
                                           and      30   31-90   Than
  (in millions)                         Continuous days  days   90 days Total
  -------------                         ---------- ----- ------ ------- ------
  December 31, 2017
  Repurchase agreements:
     Bonds available for sale:
         Non U.S. government               $--     $  3  $   14  $ --   $   17
         Corporate debt                     --       13      29    --       42
     Other bond securities:
         Corporate debt                     --      343     794    --    1,137
                                           ---     ----  ------  ----   ------
  Total repurchase agreements               --      359     837    --    1,196
                                           ---     ----  ------  ----   ------
  Securities lending agreements:
     Bonds available for sale:
         Non-U.S. government                --       --      18    --       18
         Corporate debt                     --      471   1,821    --    2,292
     Other bond securities:
         Non-U.S. government                --       --      21    --       21
         Corporate debt                     --       --      56    --       56
                                           ---     ----  ------  ----   ------
  Total securities lending agreements       --      471   1,916    --    2,387
                                           ---     ----  ------  ----   ------
  Total secured financing transactions     $--     $830  $2,753  $ --   $3,583
                                           ===     ====  ======  ====   ======
  December 31, 2016
  Repurchase agreements:
     Other bond securities:
         Non-U.S. government               $--     $ --  $   --  $ 41   $   41
         Corporate debt                     --       95     657   669    1,421
                                           ---     ----  ------  ----   ------
  Total repurchase agreements               --       95     657   710    1,462
                                           ---     ----  ------  ----   ------
  Securities lending agreements:
     Bonds available for sale:
         Non-U.S. government                --       --      34    --       34
         Corporate debt                     --      725   1,268    --    1,993
         CMBS                               --       --      56    --       56
                                           ---     ----  ------  ----   ------
  Total securities lending agreements       --      725   1,358    --    2,083
                                           ---     ----  ------  ----   ------
  Total secured financing transactions     $--     $820  $2,015  $710   $3,545
                                           ===     ====  ======  ====   ======

Insurance - Statutory and Other Deposits

Total carrying values of cash and securities we deposited under requirements of regulatory authorities were $149 million and $143 million at December 31, 2017 and 2016, respectively.

Other Pledges

We are a member of the FHLB of Dallas and such membership requires the members to own stock in these FHLBs. We owned an aggregate of $38 million and $31 million of common stock in the FHLB at December 31, 2017 and 2016, respectively. Pursuant to the membership terms, we have elected to pledge such stock to the FHLB. In addition, we have pledged securities available for sale and residential loans with a fair value of $1.0 billion and $113 million, respectively, at December 31, 2017, and securities available for sale with a fair value of $1.4 billion at December 31, 2016, to provide adequate collateral for potential advances from the FHLB.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


5. LENDING ACTIVITIES

Mortgage and other loans receivable include commercial mortgages, residential mortgages, life insurance policy loans, commercial loans, and other loans and notes receivable. Commercial mortgages, residential mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less allowance for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to earnings using the interest method. Premiums and discounts on purchased residential mortgages are also amortized to income as an adjustment to earnings using the interest method.

Life insurance policy loans are carried at unpaid principal balances. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

The following table presents the composition of mortgages and other loans receivable:

                                                           December 31,
                                                         ----------------
     (in millions)                                         2017     2016
     -------------                                       -------  -------
     Commercial mortgages*                               $15,517  $12,812
     Residential mortgages                                 2,455    1,520
     Life insurance policy loans                           1,353    1,382
     Commercial loans, other loans and notes receivable      581      906
                                                         -------  -------
     Total mortgage and other loans receivable            19,906   16,620
     Allowance for losses                                   (199)    (162)
                                                         -------  -------
     Mortgage and other loans receivable, net            $19,707  $16,458
                                                         =======  =======

* Commercial mortgages primarily represent loans for office, apartments and retail properties, with exposures in New York and California representing the largest geographic concentrations (22 percent and 10 percent, respectively, at December 31, 2017 and 24 percent and 14 percent, respectively, at December 31, 2016).

Nonperforming loans are generally those loans where payment of contractual principal or interest is more than 90 days past due. Nonperforming mortgages were not significant for all periods presented.

The following table presents the credit quality performance indicators for commercial mortgages:

                           Number                            Class                              Percent
                             of   ------------------------------------------------------------    of
(dollars in millions)      Loans  Apartments Offices Retail Industrial Hotel  Others Total/(c)/ Total $
---------------------      ------ ---------- ------- ------ ---------- ------ ------ ---------  -------
December 31, 2017
Credit Quality Indicator:
   In good standing         508     $3,946   $4,882  $2,708   $1,180   $1,474 $1,228  $15,418      99%
   Restructured/(a)/          2         --       80      19       --       --     --       99       1
                            ---     ------   ------  ------   ------   ------ ------  -------     ---
Total/(b)/                  510     $3,946   $4,962  $2,727   $1,180   $1,474 $1,228  $15,517     100%
                            ===     ======   ======  ======   ======   ====== ======  =======     ===
Allowance for losses                $   36   $   52  $   21   $    4   $   10 $   13  $   136       1%
                            ===     ======   ======  ======   ======   ====== ======  =======     ===
December 31, 2016
Credit Quality Indicator:
   In good standing         497     $2,662   $4,062  $2,497   $1,017   $1,472 $1,015  $12,725      99%
   Restructured/(a)/          3         --       69      18       --       --     --       87       1
                            ---     ------   ------  ------   ------   ------ ------  -------     ---
Total/(b)/                  500     $2,662   $4,131  $2,515   $1,017   $1,472 $1,015  $12,812     100%
                            ===     ======   ======  ======   ======   ====== ======  =======     ===
Allowance for losses                $   16   $   38  $   18   $    4   $    9 $   11  $    96       1%
                            ===     ======   ======  ======   ======   ====== ======  =======     ===

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect allowance for credit losses.
(c)Our commercial mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming commercial mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented.

Mortgages held on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation, have been fully paid off as of December 31, 2017. We held mortgages with a carrying value of $26 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation, as of December 31, 2016.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Methodology Used to Estimate the Allowance for Credit Losses

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. Impairment of commercial mortgages is typically determined using the fair value of collateral while impairment of other loans is typically determined using the present value of cash flows or the loan's observable market price. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property type and location, loan term, profile of the borrower and of the major property tenants, and loan seasoning. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Interest income is not accrued when payment of contractual principal and interest is not expected. Any cash received on impaired loans is generally recorded as a reduction of the current carrying amount of the loan. Accrual of interest income is generally resumed when delinquent contractual principal and interest is repaid or when a portion of the delinquent contractual payments are made and the ongoing required contractual payments have been made for an appropriate period.

A significant majority of commercial mortgages in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for us to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The following table presents a rollforward of the changes in the allowance for credit losses on mortgage and other loans receivable:

                                             2017                   2016                   2015
                                    ---------------------  ---------------------- ---------------------
Years Ended December 31,            Commercial Other       Commercial Other       Commercial Other
(in millions)                       Mortgages  Loans Total Mortgages  Loans Total Mortgages  Loans Total
------------------------            ---------- ----- ----- ---------- ----- ----- ---------- ----- -----
Allowance, beginning of year           $ 96     $66  $162     $79      $58  $137     $73      $21  $ 94
   Additions to allowance                53       2    55      13        8    21      14       37    51
   Charge-offs, net of recoveries       (13)     (5)  (18)      4       --     4      (8)      --    (8)
                                       ----     ---  ----     ---      ---  ----     ---      ---  ----
Allowance, end of year                 $136     $63  $199     $96      $66  $162     $79      $58  $137
                                       ====     ===  ====     ===      ===  ====     ===      ===  ====

The following table presents information on mortgage loans individually assessed for credit losses:

                                                        Years Ended
                                                        December 31,
                                                      ---------------
         (in millions)                                2017 2016  2015
         -------------                                ---- ----  ----
         Impaired loans with valuation allowances     $26  $ 26  $100
         Impaired loans without valuation allowances   18    88   110
                                                      ---  ----  ----
            Total impaired loans                       44   114   210
         Valuation allowances on impaired loans        (4)   (3)   (4)
                                                      ---  ----  ----
         Impaired loans, net                          $40  $111  $206
                                                      ===  ====  ====
         Interest income on impaired loans            $ 5  $  7  $ 11
                                                      ===  ====  ====

Troubled Debt Restructurings

We modify loans to optimize their returns and improve their collectability, among other things. When we undertake such a modification with a borrower that is experiencing financial difficulty and the modification involves us granting a concession to the troubled debtor, the modification is a troubled debt restructuring (TDR). We assess whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal or interest forgiveness, payment deferrals and easing of loan covenants.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


For the year ended December 31, 2017, loans with a carrying value of $169 million were modified in troubled debt restructurings. Loans that had been modified in troubled debt restructurings during the year ended December 31, 2016, have been fully paid off.

6. REINSURANCE

In the ordinary course of business, we utilize internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. In addition, we assume reinsurance from other insurance companies. We generally limit our exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, we can increase our exposure to loss on any single life up to $15 million.

Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. The premiums with respect to these treaties are earned over the contract period in proportion to the protection provided.

The following table presents the effect of reinsurance on our premiums:

                                     Years Ended December 31,
                                     ----------------------
                   (in millions)      2017     2016    2015
                   -------------     ------   ------  ------
                   Direct premiums   $4,369   $2,679  $3,535
                   Assumed premiums      21       22      20
                   Ceded premiums      (993)    (979)   (927)
                                     ------   ------  ------
                   Net               $3,397   $1,722  $2,628
                                     ======   ======  ======

Reinsurance recoveries, which reduced policyholder benefits, were approximately $804 million, $655 million and $847 million during 2017, 2016 and 2015, respectively.

We manage the capital impact of our statutory reserve requirements, including those resulting from the National Association of Insurance Commissioners (NAIC) Model Regulation "Valuation of Life Insurance Policies" (Regulation XXX) and NAIC Actuarial Guideline 38 (Guideline AXXX) through unaffiliated and affiliated reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force term and universal life business were ceded to our Parent, AGC Life, under a coinsurance/modified coinsurance agreement effective January 1, 2011. Effective July 1, 2016, we entered into an agreement to cede approximately $5 billion of statutory reserves for certain whole life and universal life policies to an unaffiliated reinsurer. Effective December 31, 2016, we recaptured in-force term and universal life reserves subject to Regulation XXX and Guideline AXXX from AGC Life, and ceded approximately
$14 billion of such statutory reserves to an unaffiliated reinsurer under an amendment to the July 1, 2016 agreement. Under GAAP, these reinsurance transactions use deposit accounting with a reinsurance risk charge recorded in income.

In 2017, 2016 and 2015, our results of operations included pre-tax expense of approximately $26 million, $92 million and $89 million, respectively, for risk charges associated with the affiliated reinsurance agreements subject to Regulation XXX and Guideline AXXX. In 2017, our results of operations included pre-tax expense of $102 million for risk charges associated with the unaffiliated reinsurance agreements subject to Regulation XXX and Guideline AXXX. There were no risk charges associated with the unaffiliated reinsurance agreements subject to Regulation XXX and Guideline AXXX in 2016 and 2015.

On October 1, 2003, we entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. (AIGB). Under the agreement, AIGB reinsured 100 percent quota share of our liability on virtually all of our general account deferred annuity contracts with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, we retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Reinsurance Security

Our third-party reinsurance arrangements do not relieve us from our direct obligations to our beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. We hold substantial collateral as security under related reinsurance agreements in the form of funds, securities, and/or letters of credit. We believe that no exposure to a single reinsurer represents an inappropriate concentration of credit risk to the Company. Gross reinsurance assets with our three largest reinsurers aggregated to approximately $1.2 billion and $1.1 billion at December 31, 2017 and 2016, respectively of which approximately $988 million and $862 million at December 31, 2017 and 2016, respectively, was not secured by collateral.

7. DERIVATIVES AND HEDGE ACCOUNTING

We use derivatives and other financial instruments as part of our financial risk management programs and as part of our investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives contained in insurance contract liabilities and with fixed maturity securities as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally foreign exchange forwards and options) are used to economically mitigate risk associated with non U.S. dollar denominated transactions, primarily investments and GICs denominated in foreign currencies.

We hedge our economic exposure to market risk related to variable annuity products with riders that guarantee a certain level of benefits. Our variable annuity hedging program is designed to offset certain changes in the economic value of these guarantee features, within established thresholds. The hedging program is designed to provide additional protection against large and combined movements in interest rates, equity prices, credit spreads and market volatility under multiple scenarios. In addition to risk-mitigating features in our variable annuity product design, and the use of certain fixed income securities with a fair value option election to manage interest rate and credit spread exposures, our variable annuity hedging program utilizes various derivative instruments, including but not limited to equity options, futures contracts, interest rate swaps and swaption contracts, as well as other hedging instruments. Our exchange-traded index futures contracts have no recorded fair value as they are cash settled daily. In addition to hedging activities, we also enter into derivative instruments with respect to investment operations, which may include, among other things, purchases of investments with embedded derivatives, such as equity-linked notes and convertible bonds.

Interest rate, currency and equity swaps, swaptions, options and forward transactions are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the Consolidated Balance Sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

We have elected to present all derivative receivables and derivative payables, and the related cash collateral received and paid, on a net basis on our Consolidated Balance Sheets when a legally enforceable International Swaps and Derivative Association, Inc. (ISDA) Master Agreement exists between us and our derivative counterparty. An ISDA Master Agreement is an agreement governing multiple derivative transactions between two counterparties. The ISDA Master Agreement generally provides for the net settlement of all, or a specified group, of these derivative transactions, as well as transferred collateral, through a single payment, and in a single currency, as applicable. The net settlement provisions apply in the event of a default on, or affecting any, one derivative transaction or a termination event affecting all, or a specified group of, derivative transactions governed by the ISDA Master Agreement.

Derivatives, with the exception of embedded derivatives, are measured at fair value and presented within other assets and other liabilities in the Consolidated Balance Sheets. Embedded derivatives are generally presented with the host contract in the Consolidated Balance Sheets. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Notes 3 and 11 for additional information

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

on our embedded derivatives, which are primarily related to guarantee features in variable annuity products, and include equity and interest rate components.

We believe our economic hedging instruments have been and remain economically effective, but for the most part they have not been designated as hedges receiving hedge accounting treatment. Changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Certain swaps associated with GIC liabilities and available for sale investments have been designated as fair value hedges. Changes in fair value hedges of GIC liabilities and available for sale securities are reported in net policyholder benefits and net realized capital gains (losses), respectively, along with changes in the hedged item.

The following table presents the notional amounts and the fair value of derivative assets and liabilities, excluding embedded derivatives:

                                                              December 31, 2017                  December 31, 2016
                                                     ----------------------------------  --------------------------------
                                                     Gross Derivative  Gross Derivative  Gross Derivative Gross Derivative
                                                          Assets          Liabilities         Assets        Liabilities
                                                     ----------------  ----------------  ---------------  ---------------
                                                     Notional  Fair    Notional  Fair    Notional  Fair   Notional  Fair
(in millions)                                         Amount   Value    Amount   Value    Amount   Value   Amount   Value
-------------                                        -------- -------  -------- -------  -------- ------  -------- ------
Derivatives designated as hedging instruments:/(a)/
   Interest rate contracts                           $    88  $   207  $   696  $    14  $   248  $  198  $   546  $   10
   Foreign exchange contracts                            737       65    1,192       88    1,200     171      323      19
Derivatives not designated as hedging
  instruments:/(a)/
   Interest rate contracts                            25,484      343   18,688      957   32,268     319   25,059   1,537
   Foreign exchange contracts                          1,565      333    3,624      360    3,111     430    1,202     314
   Equity contracts                                   25,379    1,136   11,318      889   11,348     263    7,958      12
   Other contracts/(b)/                               35,638       13       59        4   27,535      14    5,639       5
                                                     -------  -------  -------  -------  -------  ------  -------  ------
Total derivatives, gross                             $88,891    2,097  $35,577    2,312  $75,710   1,395  $40,727   1,897
                                                     -------  -------  -------  -------  -------  ------  -------  ------
Counterparty netting/(c)/                                      (1,429)           (1,429)            (762)            (762)
Cash collateral/(d)/                                              (45)             (627)             (46)            (852)
                                                              -------           -------           ------           ------
Total derivatives included in Other Assets and
  Other Liabilities, respectively /(e)/                       $   623           $   256           $  587           $  283
                                                              -------           -------           ------           ------

(a)Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.
(b)Consists primarily of stable value wrap contracts with multiple underlying exposures.
(c)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(d)Represents cash collateral posted and received that is eligible for netting.
(e)Excludes embedded derivatives. Fair value of assets related to bifurcated embedded derivatives was zero at both December 31, 2017 and 2016. Fair value of liabilities related to bifurcated embedded derivatives was $3.6 billion and $2.7 billion, respectively, at December 31, 2017 and 2016.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the changes in the fair value of derivative instruments and the classification of these changes in the Consolidated Statements of Income:

                                                      Years Ended December 31,
                                                      ------------------------
   (in millions)                                        2017      2016   2015
   -------------                                      -------    -----  -----
   Derivative instruments in fair value hedging
     relationships*:
      Interest rate contracts                         $    (5)   $  (8) $   7
      Foreign exchange contracts                           (1)     (22)    17
                                                      -------    -----  -----
   Total                                              $    (6)   $ (30) $  24
                                                      =======    =====  =====
   Derivatives not designated as hedging
     instruments, by derivative type:
      Interest rate contracts                         $   (67)   $(144) $ 261
      Foreign exchange contracts                         (208)      85     64
      Equity contracts                                   (844)    (749)  (116)
      Other contracts                                      66       71     67
      Embedded derivatives                               (384)     (60)   (62)
                                                      -------    -----  -----
   Total                                              $(1,437)   $(797) $ 214
                                                      =======    =====  =====
   By classification:
      Policy fees                                     $    67    $  70  $  68
      Net realized capital gains (losses)              (1,504)    (894)   170
      Policyholder benefits                                 2        2      6
      Interest credited to policyholder account
        balances                                           (8)      (5)    (6)
                                                      -------    -----  -----
   Total                                              $(1,443)   $(827) $ 238
                                                      =======    =====  =====

* The amounts presented do not include periodic net coupon settlements of derivative contract or coupon income (expense) related to the hedged item.

8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) represent those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. We defer incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. We partially defer costs, including certain commissions, when we do not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

We also defer a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities, including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Short-duration insurance contracts: Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. We assess the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected losses and loss adjustment expenses incurred, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected losses and loss adjustment expenses incurred can have a significant impact on the likelihood and amount of a premium deficiency charge.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Long-duration insurance contracts: Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. A loss recognition event occurs when there is a shortfall between the carrying amount of future policy benefit liabilities, net of DAC, and what the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When we determine a loss recognition event has occurred, we first reduce any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, we record additional liabilities through a charge to policyholder benefits. Groupings for loss recognition testing are consistent with our manner of acquiring, servicing and measuring the profitability of the business and applied by product groupings. We perform separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts: Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits include net investment income and spreads, net realized capital gains and losses, fees, surrender charges, expenses, and mortality gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If estimated gross profits change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future estimated gross profits are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impacts the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows us to maintain our long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition: DAC related to investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities are in a net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Internal Replacements of Long-duration and Investment-oriented Products: For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, we do not change the accounting and amortization of existing DAC and related actuarial balances. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

The following table presents a rollforward of DAC:

                                                                             Years Ended December 31,
                                                                             ------------------------
(in millions)                                                                 2017     2016    2015
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $6,522   $6,106  $5,339
   Acquisition costs deferred                                                   714      805     983
   Accretion of interest/amortization                                          (798)    (796)   (778)
   Effect of unlocking assumptions used in estimating future gross profits      154      277      36
   Effect of realized gains/loss on securities                                  280      285       1
   Effect of unrealized gains/loss on securities                               (496)    (155)    525
                                                                             ------   ------  ------
Balance, end of year                                                         $6,376   $6,522  $6,106
                                                                             ======   ======  ======

Value of Business Acquired (VOBA): VOBA is determined at the time of acquisition and is reported in the Consolidated Balance Sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business in a manner similar to that for DAC based on the assumptions at purchase. For investment-oriented products, VOBA is amortized in relation to estimated gross profits and adjusted for the effect of unrealized gains or losses on fixed maturity and equity securities available for sale in a manner similar to DAC.

The following table presents a rollforward of VOBA:

                                                                                Years Ended
                                                                               December 31,
                                                                               ------------
(in millions)                                                                2017  2016  2015
-------------                                                                ----  ----  ----
Balance, beginning of year                                                   $265  $295  $322
   Accretion of interest/amortization                                         (11)  (28)  (24)
   Effect of unlocking assumptions used in estimating future gross profits     --    --   (22)
   Effect of realized gains/loss on securities                                 --     1    --
   Effect of unrealized gains/loss on securities                               (9)   (3)   19
                                                                             ----  ----  ----
Balance, end of year                                                         $245  $265  $295
                                                                             ====  ====  ====

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $23 million, $22 million, $20 million, $16 million and $15 million, respectively. These projections are based on current estimates for investment income and spreads, persistency, mortality and morbidity assumptions.

Deferred Sales Inducements

We offer sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized in policyholder contract deposits in the Consolidated Balance Sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception. We must also demonstrate that such amounts are incremental to amounts we credit on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the Consolidated Statements of Income.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents a rollforward of deferred sales inducements:

                                                                                 Years Ended
                                                                                 December 31,
                                                                             -------------------
(in millions)                                                                 2017   2016   2015
-------------                                                                -----  -----  -----
Balance, beginning of year                                                   $ 585  $ 579  $ 442
   Acquisition costs deferred                                                   11     55     73
   Accretion of interest/amortization                                         (120)  (123)  (132)
   Effect of unlocking assumptions used in estimating future gross profits      42     48     53
   Effect of realized gains/loss on securities                                  14     33      4
   Effect of unrealized gains/loss on securities                               (23)    (7)   139
                                                                             -----  -----  -----
Balance, end of year                                                         $ 509  $ 585  $ 579
                                                                             =====  =====  =====

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, Distribution Fee Revenue). We amortize these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

DAC, VOBA and deferred sales inducements for insurance oriented and investment oriented products are reviewed for recoverability, which involves estimating the future profitability of current business. This review involves significant management judgment. If actual future profitability is substantially lower than estimated, our DAC, VOBA and deferred sales inducements may be subject to an impairment charge and our results of operations could be significantly affected in future periods.

9. VARIABLE INTEREST ENTITIES

A variable interest entity (VIE) is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

We enter into various arrangements with VIEs in the normal course of business and consolidate the VIEs when we determine we are the primary beneficiary. This analysis includes a review of the VIE's capital structure, related contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and our involvement with the entity. When assessing the need to consolidate a VIE, we evaluate the design of the VIE as well as the related risks the entity was designed to expose the variable interest holders to.

The primary beneficiary is the entity that has both (1) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (2) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of our decision-making ability and our ability to influence activities that significantly affect the economic performance of the VIE.

We calculate our maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where we have also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us, except in limited circumstances when we have provided a guarantee to the VIE's interest holders.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the total assets and total liabilities associated with our variable interests in consolidated VIEs, as classified in the Consolidated Balance Sheets:

                                          Real Estate                   Affordable
                                         and Investment Securitization   Housing
(in millions)                            Entities/(a)/  Vehicles/(b)/  Partnerships Total
-------------                            -------------- -------------- ------------ ------
December 31, 2017
Assets:
   Bonds available for sale                   $ --          $6,164         $--      $6,164
   Other bond securities                        --             783          --         783
   Mortgage and other loans receivable          --           1,625          --       1,625
   Other invested assets                       207              --          50         257
   Other/(c)/                                   27             859           1         887
                                              ----          ------         ---      ------
Total assets/(d)/                             $234          $9,431         $51      $9,716
                                              ====          ======         ===      ======
Liabilities:
   Notes payable - to affiliates              $ --          $1,822         $--      $1,822
   Notes payable - to third parties             93             684          --         777
   Other/(e)/                                   28             105           8         141
                                              ----          ------         ---      ------
Total liabilities                             $121          $2,611         $ 8      $2,740
                                              ====          ======         ===      ======
December 31, 2016
Assets:
   Bonds available for sale                   $ --          $6,319         $--      $6,319
   Other bond securities                        --             766          --         766
   Mortgage and other loans receivable          --           1,128          --       1,128
   Other invested assets                        17              --          26          43
   Other/(c)/                                   16             550          --         566
                                              ----          ------         ---      ------
Total assets/(d)/                             $ 33          $8,763         $26      $8,822
                                              ====          ======         ===      ======
Liabilities:
   Notes payable - to affiliates              $ --          $1,259         $--      $1,259
   Notes payable - to third parties             --             139          --         139
   Other/(e)/                                   24              14           3          41
                                              ----          ------         ---      ------
Total liabilities                             $ 24          $1,412         $ 3      $1,439
                                              ====          ======         ===      ======

(a)At December 31, 2017, off-balance sheet exposure primarily consisting of commitments to real estate and investment entities was $32 million. There was no off-balance sheet exposure for real estate and investment entities at December 31, 2016.
(b)At December 31, 2017 and 2016, $8.6 billion and $8 billion, respectively, of the total assets of consolidated vehicles were owed to AGL Parent or its subsidiaries.
(c)Comprised primarily of short-term investments and other assets at both December 31, 2017 and 2016.
(d)The assets of each VIE can be used only to settle specific obligations of that VIE.
(e)Comprised primarily of amounts due to related parties and other liabilities, at fair value, at both December 31, 2017 and 2016.

We calculate our maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where we have also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us, except in limited circumstances when we have provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which we hold a variable interest, as well as our maximum exposure to loss associated with these VIEs:

                                                          Maximum Exposure to Loss
                                                        -----------------------------
                                              Total VIE On-Balance Off-Balance
(in millions)                                  Assets   Sheet/(a)/    Sheet    Total
-------------                                 --------- ---------- ----------- ------
December 31, 2017
   Real estate and investment entities/(b)/   $156,186    $2,079      $650     $2,729
   Affordable housing partnerships               4,299       548        --        548
                                              --------    ------      ----     ------
Total                                         $160,485    $2,627      $650     $3,277
                                              ========    ======      ====     ======
December 31, 2016
   Real estate and investment entities/(b)/   $168,097    $2,532      $440     $2,972
   Affordable housing partnerships               4,101       554        --        554
                                              --------    ------      ----     ------
Total                                         $172,198    $3,086      $440     $3,526
                                              ========    ======      ====     ======

(a)At December 31, 2017 and 2016, $2.3 billion and $2.8 billion, respectively, of our total unconsolidated VIE assets were recorded as other invested assets.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(b)Comprised primarily of hedge funds and private equity funds.

Real Estate and Investment Entities

Through an affiliate, AIG Global Real Estate, we are an investor in various real estate investment entities, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIEs' activities consist of the development or redevelopment of commercial, industrial and residential real estate. Our involvement varies from being a passive equity investor or finance provider to actively managing the activities of the VIEs.

We participate as passive investors in the equity issued by certain third-party-managed hedge and private equity funds that are VIEs. Typically, we are not involved in the design or establishment of these VIEs, nor do they actively participate in the management of the VIEs.

Securitization Vehicles

We created certain VIEs that hold investments, primarily in investment-grade debt securities, residential mortgage loans and commercial mortgage loans, and issued beneficial interests in these investments. We own the majority of these beneficial interests and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the entities that could potentially be significant to the entities. Accordingly, we consolidate these entities, and beneficial interests issued to third-parties or affiliates by these entities are reported as notes payable.

Affordable Housing Partnerships

SunAmerica Affordable Housing Partners, Inc. (SAAHP) organized and invested in limited partnerships that develop and operate affordable housing qualifying for federal, state, and historic tax credits, in addition to a few market rate properties across the United States. The operating partnerships are VIEs, whose debt is generally non-recourse in nature, and the general partners of which are mostly unaffiliated third-party developers. We account for our investments in the operating partnerships using the equity method of accounting, unless they are required to be consolidated. We consolidate an operating partnership if the general partner is an affiliated entity or we otherwise have the power to direct activities that most significantly impact the entity's economic performance.

RMBS, CMBS, Other ABS and CDOs

We are passive investors in RMBS, CMBS, other ABS and CDOs, the majority of which are issued by domestic special purpose entities. We generally do not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and were not involved in the design of these entities.

Our maximum exposure in these types of structures is limited to our investment in securities issued by these entities. Based on the nature of our investments and our passive involvement in these types of structures, we have determined that we are not the primary beneficiary of these entities. We have not included these entities in the tables above; however, the fair values of our investments in these structures are reported in Note 3 and Note 4.

10. INSURANCE LIABILITIES

Future Policy Benefits

Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. In addition, reserves for contracts in loss recognition are adjusted to reflect the effect of unrealized

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

gains on fixed maturity and equity securities available for sale, with related changes recognized through Other comprehensive income.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not considered embedded derivatives, primarily guaranteed minimum death benefits. See Note 11 for additional information on guaranteed minimum death benefits.

The liability for long-duration future policy benefits has been established including assumptions for interest rates which vary by year of issuance and product, and range from approximately 0.1 percent to 14.0 percent. Mortality and surrender rate assumptions are generally based on actual experience when the liability is established.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. The assumptions include mortality, morbidity, persistency, maintenance expenses, and investment returns. These assumptions are typically consistent with pricing inputs. These assumptions include margins for adverse deviation principally for key assumptions such as mortality and interest rates used to discount cash flows, to reflect uncertainty given that actual experience might deviate from these assumptions. Establishing margins at contract inception requires management judgment. The extent of the margin for adverse deviation may vary depending on the uncertainty of the cash flows, which is affected by the volatility of the business and the extent of our experience with the product.

Loss recognition occurs if observed changes in actual experience or estimates result in projected future losses under loss recognition testing. To determine whether loss recognition exists, we determine whether a future loss is expected based on updated current assumptions. If loss recognition exists, we recognize the loss by first reducing DAC through amortization expense, and, if DAC is depleted, record additional liabilities through a charge to policyholder benefit expense. See Note 8 for additional information on loss recognition.

In 2017, no loss recognition expense was recorded. In 2016, we recorded loss recognition expense of $424 million, which reflected the establishment of additional reserves primarily as a result of mortality experience studies that indicated increased longevity, particularly on injured lives in a block of structured settlements underwritten prior to 2010. In 2015, we recorded loss recognition expense of $28 million to increase reserves for certain long-term care business.

Policyholder Contract Deposits

The liability for policyholder contract deposits is primarily recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest credited at rates ranging from 0.2 percent to 9.0 percent at December 31, 2017, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, because they are recorded directly to policyholder contract deposits upon receipt. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues.

In addition to liabilities for universal life, fixed annuities, fixed options within variable annuities, annuities without life contingencies, funding agreements and GICs, policyholder contract deposits also include our liability for (a) certain guaranteed benefits and indexed features accounted for as embedded derivatives at fair value, (b) annuities issued in a structured settlement arrangement with no life contingency and (c) certain contracts we have elected to account for at fair value. In addition, certain GIC contracts contain embedded derivatives that are bifurcated and carried at fair value in policyholder contract deposits with the change in fair value recorded in policyholder benefits. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 11 for additional discussions of guaranteed benefits accounted for as embedded derivatives.

For universal life policies with secondary guarantees, we recognize certain liabilities in addition to policyholder account balances. For universal life policies with secondary guarantees, as well as other universal life policies for which profits followed by losses are expected at contract inception, a liability is recognized based on a benefit ratio of (a) the present value of total expected payments, in excess of the account value, over the life of the contract, divided by (b) the present value of total expected assessments over the life of the contract. For universal life policies without secondary

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

guarantees, for which profits followed by losses are first expected after contract inception, we establish a liability, in addition to policyholder account balances, so that expected future losses are recognized in proportion to the emergence of profits in the earlier (profitable) years. Universal life account balances as well as these additional liabilities related to universal life products are reported within policyholder contract deposits in the Consolidated Balance Sheets. These additional liabilities are also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on accumulated assessments, with related changes recognized through Other comprehensive income.

Under a funding agreement-backed notes issuance program, an unaffiliated, non-consolidated statutory trust issues medium-term notes to investors, which are secured by GICs we issued to the trust.

Policy Claims and Benefits Payable

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported (IBNR) claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

We are now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File (SSDMF) to determine if insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with us within 120 days, we will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in our records.

Other Policyholder Funds

Other policyholder funds include unearned revenue reserves (URR). URR consist of front-end loads on investment-oriented contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. URR for investment-oriented contracts are generally deferred and amortized, with interest, in relation to the incidence of estimated gross profit to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC. Amortization of URR is recorded in policy fees. Similar to Shadow DAC, URR related to investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through Other comprehensive income (shadow URR).

Other policyholder funds also include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. Participating policyholders are the policyholders who share in our earnings based on provisions within the policy contract. These dividends are declared annually by our Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, we established an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

Participating life business represented approximately 1.0 percent of the gross insurance in force at December 31, 2017 and 1.5 percent of gross premiums in 2017. Policyholder dividends were $19 million in both 2017 and 2016 and $22 million in 2015 and are included in policyholder benefits in the Consolidated Statements of Income.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue with the unearned portions of the premiums recorded as liabilities in other policyholder funds. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

11. VARIABLE LIFE AND ANNUITY CONTRACTS

We report variable contracts within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets supporting the variable portion of variable annuity and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities.

Policy values for variable products and investment contracts are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units in the separate accounts, plus any liabilities for guaranteed minimum death benefits or guaranteed minimum withdrawal benefits included in future policy benefits or policyholder contract deposits, respectively.

Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Net investment income, net investment gains and losses, changes in fair value of assets, and policyholder account deposits and withdrawals related to separate accounts are excluded from the Consolidated Statements of Income, Comprehensive Income (Loss) and Cash Flows.

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or in other instances at specified dates during the accumulation period. Living benefits primarily include guaranteed minimum withdrawal benefits (GMWB). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive, so the exposure to the guaranteed amount for each feature is independent of the exposure from other features (except a surviving spouse who has a rider to potentially collect both a GMDB upon their spouse's death and a GMWB during their lifetime). A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                                 December 31,
                                                ---------------
                 (in millions)                   2017    2016
                 -------------                  ------- -------
                 Equity funds                   $20,028 $17,140
                 Bond funds                       4,160   4,189
                 Balanced funds                  20,992  19,194
                 Money market funds                 290     365
                                                ------- -------
                 Total                          $45,470 $40,888
                                                ======= =======

GMDB

Depending on the contract, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in rare instances, no minimum return) or (b) the

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMDB is our most widely offered benefit.

The liability for GMDB, which are recorded in future policyholder benefits, represent the expected value of benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. The net amount at risk for GMDB represents the amount of benefits in excess of account value if death claims were filed on all contracts on the balance sheet date.

The following table presents details concerning our GMDB exposures, by benefit type:

                                                December 31, 2017             December 31, 2016
                                          ----------------------------- -----------------------------
                                           Net Deposits     Highest      Net Deposits     Highest
                                          Plus a Minimum Contract Value Plus a Minimum Contract Value
(dollars in millions)                         Return        Attained        Return        Attained
---------------------                     -------------- -------------- -------------- --------------
Account value                                $ 35,810       $15,720        $ 31,829       $14,871
Net amount at risk                                474           364             934           594
Average attained age of contract holders           65            68              66            68
Range of guaranteed minimum return rates      0%-4.5%                       0%-4.5%

The following table presents a rollforward of the GMDB liability related to variable annuity contracts:

                                                                              Years Ended
                                                                             December 31,
                                                                           ----------------
(in millions)                                                              2017  2016  2015
-------------                                                              ----  ----  ----
Balance, beginning of year                                                 $371  $459  $363
   Reserve (decrease) increase                                              (21)  (33)  150
   Benefits paid                                                            (41)  (55)  (54)
   Changes in reserves related to unrealized appreciation of investments      6    --    --
                                                                           ----  ----  ----
Balance, end of year                                                       $315  $371  $459
                                                                           ====  ====  ====

Assumptions used to determine the GMDB liability include interest rates, which vary by year of issuance and products; mortality and lapse rates, which are based upon actual experience modified to allow for variations in policy form; investment returns, using assumptions from a randomly generated model; and asset growth assumptions, which include a reversion to the mean methodology, similar to that applied for DAC.

We regularly evaluate estimates used to determine the GMDB liability and adjust the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

GMWB

Certain guaranteed benefit and equity index features, which are recorded in policyholder contract deposits, are bifurcated from the host contract and accounted for separately as embedded policy derivatives at fair value, with changes in fair value recognized in net realized capital gains (losses). These include GMWB as well as index annuities and indexed universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

Certain of our variable annuity contracts contain optional GMWB benefits. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) is living.

The liabilities for GMWB, which are recorded in policyholder contract deposits, are accounted for as embedded derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other net realized capital gains (losses). The fair value of these embedded derivatives was a net liability of $1.7 billion and $1.5 billion at December 31, 2017 and 2016, respectively. See Note 3 for discussion of the fair value measurement of guaranteed

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

benefits that are accounted for as embedded derivatives. We had account values subject to GMWB that totaled $38.7 billion and $34.5 billion at December 31, 2017 and 2016, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value, assuming no lapses. The net amount at risk related to the GMWB guarantees was $375 million and $668 million at December 31, 2017 and 2016, respectively. We use derivative instruments and other financial instruments to mitigate a portion of our exposure that arises from GMWB benefits.

12. DEBT

Notes payable are carried at the principal amount borrowed, including unamortized discounts, except for certain notes payable - to affiliates, for which we have elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the Consolidated Statements of Income. See Note 3 for discussion of fair value measurements.

The following table lists our total debt outstanding. The interest rates presented in the following table are the range of contractual rates in effect at December 31, 2017, including fixed and variable-rates:

                                                                     Balance at
                                                                    December 31,
                                             Range of     Maturity  -------------
(in millions)                            Interest Rate(s) Date(s)    2017   2016
-------------                            ---------------- --------- ------ ------
Notes payable - to affiliates:
   Notes payable of consolidated VIEs       3.50%-6.31%   2036-2047 $1,195 $  691
   Notes payable of consolidated VIEs,
     at fair value                         0.34%-11.93%   2047-2061    627    568
   Debt of consolidated investments         4.00%-4.00%   2027-2027     40     --
                                                                    ------ ------
Total notes payable - to affiliates                                  1,862  1,259
                                                                    ------ ------
Notes payable - to third parties:
   Notes payable of consolidated VIEs       3.50%-5.60%   2018-2061    777    140
   Debt of consolidated investments         3.80%-7.68%   2022-2038    124     80
                                                                    ------ ------
Total notes payable - to third parties                                 901    220
                                                                    ------ ------
Total notes payable                                                 $2,763 $1,479
                                                                    ====== ======

The following table presents maturities of long-term debt, including fair value adjustments, when applicable:

                                                                          Year Ending
December 31, 2017                                             -----------------------------------
(in millions)                                          Total  2018 2019 2020 2021 2022 Thereafter
-------------                                          ------ ---- ---- ---- ---- ---- ----------
Notes payable - to affiliates:
   Notes payable of consolidated VIEs                  $1,195 $--  $--  $--  $--  $--    $1,195
   Notes payable of consolidated VIEs, at fair value      627  --   --   --   --   --       627
   Debt of consolidated investments                        40  --   --   --   --   --        40
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable - to affiliates                    $1,862 $--  $--  $--  $--  $--    $1,862
                                                       ------ ---  ---  ---  ---  ---    ------
Notes payable - to third parties:
   Notes payable of consolidated VIEs                     777   4    2   42   13    2       714
   Debt of consolidated investments                       124   1    1    1    1   17       103
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable - to third parties                    901   5    3   43   14   19       817
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable                                    $2,763 $ 5  $ 3  $43  $14  $19    $2,679
                                                       ====== ===  ===  ===  ===  ===    ======

FHLB Borrowings

Membership with the FHLB provides us with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity, or for other uses deemed appropriate by management. The purpose of our FHLB Advance Facility operational plan is to effectively utilize the FHLB facility to manage short-term cash management and/or liquidity needs. Pursuant to the plan, we may periodically obtain cash advances on a same-day basis, up to an internally approved limit. To provide adequate collateral for potential advances under the Advance Facility, we pledge securities to the FHLB. The fair value of all collateral pledged to secure advances from the FHLB included the value of our pledged FHLB common stock. Upon any event of default, the FHLB's recovery would generally be limited to the amount of our liability under advances borrowed.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Intercompany Loan Facility

On January 1, 2015, we and certain of our affiliates entered into a revolving loan facility with AIG Parent, pursuant to which we and each such affiliate can, on a several basis, borrow monies from AIG Parent (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with our maximum borrowing limit being $500 million.

At December 31, 2017 and 2016, we had no outstanding balance under this facility.

13. COMMITMENTS AND CONTINGENCIES

Commitments

Leases

We occupy leased space in many locations under various long-term leases, and have entered into various leases covering long-term use of data processing equipment.

The following table presents the future minimum lease payments under operating leases at December 31, 2017:

                  (in millions)
                  -------------
                  2018                                     $17
                  2019                                      14
                  2020                                      14
                  2021                                      14
                  2022                                      13
                  Remaining years after 2022                27
                                                           ---
                  Total                                    $99
                                                           ===

Rent expense was $20 million, $22 million and $30 million in 2017, 2016 and 2015, respectively.

Commitments to Fund Partnership Investments

In the normal course of business, we enter into commitments to invest in limited partnerships, private equity funds and hedge funds. These commitments totaled $1.0 billion at December 31, 2017.

Mortgage Loan Commitments

We had $1.1 billion and $147 million in commitments related to commercial and residential mortgage loans, respectively, at December 31, 2017.

Contingencies

Legal Matters

Various lawsuits against us have arisen in the ordinary course of business. Except as discussed below, we believe it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on our financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments (GFA) when an assessment is probable and can be reasonably estimated. We estimate the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future GFA, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. Our liability for these guaranty fund assessments was $11 million and $10 million at December 31, 2017 and 2016, respectively, net of amounts recoverable through premium tax offsets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into our operations, practices and procedures, such as through financial examinations, subpoenas, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving us, we believe it is not likely that these regulatory examinations or inquiries will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

14. EQUITY

Accumulated Other Comprehensive Income

The following table presents the components of accumulated other comprehensive income:

                                                                                       December 31,
                                                                                     ---------------
(in millions)                                                                          2017    2016
-------------                                                                        -------  ------
Unrealized appreciation of fixed maturity and equity securities, available for sale  $ 7,703  $4,685
Net unrealized gains on other invested assets                                            164     309
Adjustments to DAC, VOBA and deferred sales inducements                               (1,193)   (665)
Shadow loss recognition                                                               (1,513)   (583)
Foreign currency translation adjustments                                                  (3)     (3)
Deferred income tax                                                                     (406)   (448)
                                                                                     -------  ------
Accumulated other comprehensive income                                               $ 4,752  $3,295
                                                                                     =======  ======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the other comprehensive income (loss) reclassification adjustments:

                                 Unrealized
                                Appreciation
                               (Depreciation)
                                  of Fixed
                                  Maturity
                               Investments on
                                Which Other-
                                   Than-                     Adjustments
                                 Temporary      Unrealized     to DAC,
                                   Credit      Appreciation   VOBA, and  Unrealized    Foreign
                                Impairments   (Depreciation)  Deferred    Insurance   Currency
                                    were       of All Other     Sales       Loss     Translation
(in millions)                    Recognized    Investments   Inducements Recognition Adjustments  Total
-------------                  -------------- -------------- ----------- ----------- ----------- -------
December 31, 2015
Unrealized change arising
  during period                    $(304)        $(5,202)       $ 688       $ 854        $10     $(3,954)
Less: Reclassification
  adjustments included in net
  income                              38             (39)           5          --         14          18
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), before
  income tax expense (benefit)      (342)         (5,163)         683         854         (4)     (3,972)
Less: Income tax expense
  (benefit)                         (117)           (795)         241         303         (2)       (370)
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), net of
  income tax expense (benefit)     $(225)        $(4,368)       $ 442       $ 551        $(2)    $(3,602)
                                   =====         =======        =====       =====        ===     =======
December 31, 2016
Unrealized change arising
  during period                    $ (27)        $ 1,394        $ 153       $(565)       $--     $   955
Less: Reclassification
  adjustments included in net
  income                              26            (136)         318          --         --         208
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), before
  income tax expense (benefit)       (53)          1,530         (165)       (565)        --         747
Less: Income tax expense
  (benefit)                          (19)             73          (65)       (204)        --        (215)
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), net of
  income tax expense (benefit)     $ (34)        $ 1,457        $(100)      $(361)       $--     $   962
                                   =====         =======        =====       =====        ===     =======
Year ended December 31, 2017
Unrealized change arising
  during period                    $ 216         $ 2,443        $(234)      $(930)       $--     $ 1,495
Less: Reclassification
  adjustments included in net
  income                              28            (242)         294          --         --          80
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), before
  income tax expense (benefit)       188           2,685         (528)       (930)        --       1,415
Less: Income tax expense
  (benefit)                           59             605         (173)       (320)        --         171
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), net of
  income tax expense (benefit)     $ 129         $ 2,080        $(355)      $(610)       $--     $ 1,244
                                   =====         =======        =====       =====        ===     =======

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the Consolidated Statements of Income:

                                                                Amount
                                                             Reclassified
                                                           from Accumulated
                                                                 Other
                                                          Comprehensive Income
                                                          ------------------
                                                             December 31,
                                                          ------------------            Affected Line Item in the
(in millions)                                              2017    2016  2015             Statements of Income
-------------                                             -----   -----  ----  --------------------------------------------
Unrealized appreciation of fixed maturity investments on
  which other-than-temporary credit impairments were
  recognized                                              $  28   $  26  $ 38  Net realized capital gains (losses)
Unrealized (depreciation) of all other investments         (242)   (136)  (39) Net realized capital gains (losses)
Adjustments to DAC, VOBA and deferred sales                                    Amortization of deferred policy acquisition
  inducements                                               294     318     5  costs
Foreign currency translation adjustments                     --      --    14
                                                          -----   -----  ----
   Total reclassifications for the period                 $  80   $ 208  $ 18
                                                          =====   =====  ====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

15. STATUTORY FINANCIAL DATA AND RESTRICTIONS

The following table presents our statutory net income and capital and surplus:

 (in millions)                                              2017   2016   2015
 -------------                                             ------ ------ ------
 Years Ended December 31,
 Statutory net income                                      $  612 $1,591 $1,413

 At December 31,
 Statutory capital and surplus                             $7,984 $9,001  8,894
 Aggregate minimum required statutory capital and surplus   2,035  1,976  2,134

We file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

The aggregate minimum required statutory capital and surplus is based on the greater of the Risk-based Capital (RBC) level that would trigger regulatory action or minimum requirements per state insurance regulation. At both December 31, 2017 and 2016, we exceeded the minimum required statutory capital and surplus requirements and all RBC minimum required levels.

In 2015, we applied a permitted statutory accounting practice to report certain derivatives used to hedge interest rate risk on product-related embedded derivatives at amortized cost instead of fair value. In 2017, the permitted practice was expanded to include additional derivative instruments utilized for the same purpose. The permitted practice resulted in an increase in our statutory surplus of $430 million and $645 million at December 31, 2017 and 2016, respectively. Other than the adoption of this permitted practice, the use of prescribed or permitted statutory accounting practices did not result in reported statutory surplus or risk-based capital that was significantly different from the statutory surplus or risk-based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices been followed in all respects.

Dividend Restrictions

Dividends that we may pay to the Parent in any year without prior approval of the Texas Department of Insurance (TDI) are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which can be paid over a rolling 12-month period to shareholders of Texas domiciled insurance companies without obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the preceding year's statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of our unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2018 without prior approval of the TDI is $1.5 billion. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

16. BENEFIT PLANS

Effective January 1, 2002, our employees participate in various benefit plans sponsored by AIG Parent, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the U.S. Plans). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Effective January 1, 2016, the defined benefit plans were frozen by AIG. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

AIG Parent sponsors several defined contribution plans for U.S. employees that provide for pre-tax salary reduction contributions by employees. The most significant plan is the AIG Incentive Savings Plan, for which the matching contribution is 100 percent of the first six percent of a participant's contributions, subject to the IRS-imposed limitations. Effective January 1, 2016, participants in the AIG Incentive Savings Plan receive an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service
(IRS)-imposed limitations.

We are jointly and severally responsible with AIG Parent and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act (ERISA) qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including us. Accordingly, we are contingently liable for such obligations. We believe that the likelihood of payment under any of these plans is remote. Accordingly, we have not established any liability for such contingencies.

17. INCOME TAXES

U.S. Tax Reform Overview

On December 22, 2017, the U.S. enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (the Tax Act). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes impacting the Company and the life insurance industry in tax years beginning January 1, 2018.

Provisions of the Tax Act include reductions or elimination of deductions for certain items, e.g., reductions to corporate dividends received deductions, disallowance of entertainment expenses, and limitations on the deduction of certain executive compensation costs. These provisions, generally, result in an increase in the Company's taxable income in the years beginning after December 31, 2017. Changes specific to the life insurance industry include the changes to the calculation of insurance tax reserves and related transition adjustments and computation of the separate accounts dividends received deduction.

The SEC staff issued SAB 118, which provides guidance on accounting for the tax effects of the Tax Act. SAB 118 addresses situations where accounting for certain income tax effects of the Tax Act under Accounting Standards Codification (ASC) 740 may be incomplete upon issuance of an entity's financial statements and provides a one-year measurement period from the enactment date to complete the accounting under ASC 740. In accordance with SAB 118, a company must reflect the following:

    . Income tax effects of those aspects of the Tax Act for which accounting under ASC 740 is complete.

    . Provisional estimate of income tax effects of the Tax Act to the extent accounting is incomplete but a reasonable estimate is determinable.

    . If a provisional estimate cannot be determined, ASC 740 should still be applied on the basis of tax law provisions that were in effect immediately before the enactment of the Tax Act.

Consistent with current income tax accounting requirements, we have remeasured our deferred tax assets and liabilities with reference to the statutory income tax rate of 21 percent and taken into consideration other provisions of the Tax Act. As of December 31, 2017, we had not fully completed our accounting for the tax effects of the Tax Act. Our provision for income taxes for the period ended December 31, 2017, is based in part on a reasonable estimate of the effects on existing deferred tax balances and of certain provisions of the Tax Act. To the extent a reasonable estimate of the impact of certain provisions was determinable, we recorded provisional estimates as a component of our

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

provision for income taxes. To the extent a reasonable estimate of the impact of certain provisions was not determinable, we have not recorded any adjustments and continued accounting for them in accordance with ASC 740 on the basis of the tax laws in effect before enactment of the Tax Act.

The Tax Act includes provisions for Global Intangible Low-Taxed Income (GILTI) under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax (BEAT) under which taxes are imposed on certain base eroding payments to affiliated foreign companies. Where applicable, consistent with accounting guidance, we will treat BEAT as an in period tax charge when incurred in future periods for which no deferred taxes need to be provided and made an accounting policy election to treat GILTI taxes in a similar manner. Accordingly, no provision for income tax related to GILTI or BEAT was recorded as of December 31, 2017.

For the period ended December 31, 2017, we recognized a provisional estimate of income tax effects of the Tax Act of $731 million.

Tax effects for which a reasonable estimate can be determined

Provisions Impacting Life Insurance Companies

The Tax Act modified computations of insurance reserves for life insurance companies. Specifically, the Act directs that tax reserves be computed with reference to NAIC reserves. Adjustments related to the differences in insurance reserves balances computed historically versus the Tax Act have to be taken into income over eight years.

Provisions Impacting Projections of Taxable Income and Realizability of Deferred Tax Assets

Certain provisions of the Tax Act impact our projections of future taxable income used in analyzing realizability of our deferred tax assets. In certain instances, provisional estimates have been included in our future taxable income projections for these specific provisions to reflect application of the new tax law. We do not currently anticipate that reliance on provisional estimates will have a material impact on the determination of realizability of our deferred tax assets.

Tax effects for which no estimate can be determined

The Tax Act may affect the results in certain investments and partnerships in which we are the non-controlling interest owner. The information needed to determine a provisional estimate is not currently available (such as for interest deduction limitations in those entities and the changed definition of a U.S. Shareholder). Accordingly, no provisional estimates were recorded.

The following table presents the income tax expense (benefit) attributable to pre-tax income (loss):

    Years Ended December 31,
    (in millions)                                       2017   2016    2015
    ------------------------                           ------ ------  -----
    Current                                            $  858 $1,248  $ 549
    Deferred                                              256   (951)  (111)
                                                       ------ ------  -----
    Total income tax expense                           $1,114 $  297  $ 438
                                                       ====== ======  =====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The U.S. statutory income tax rate is 35 percent for 2017, 2016 and 2015. Actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate, due to the following:

Years Ended December 31,
(in millions)                                                       2017   2016  2015
------------------------                                           ------  ----  ----
U.S federal income tax expense at statutory rate                   $  593  $423  $593
Adjustments:
   Impact of Tax Act                                                  731    --    --
   Reclassifications from accumulated other comprehensive income     (130)  (89)  (94)
   Dividends received deduction                                       (47)  (30)  (30)
   State income tax                                                    (2)    8    (5)
   Other credits, taxes and settlements                               (31)  (15)  (26)
                                                                   ------  ----  ----
Total income tax expense                                           $1,114  $297  $438
                                                                   ======  ====  ====

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

The following table presents the components of the net deferred tax assets (liabilities):

Years Ended December 31,
(in millions)                                                                2017     2016
------------------------                                                   -------  -------
Deferred tax assets:
   Basis differences on investments                                        $ 1,673  $ 3,194
   Policy reserves                                                           1,572    2,034
   Fixed assets                                                                281      339
   Losses and tax credit carryforwards                                         173      248
   State deferred tax benefits                                                  12       25
                                                                           -------  -------
Total deferred tax assets                                                    3,711    5,840
                                                                           -------  -------
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (1,380)  (2,195)
   Net unrealized gains on debt and equity securities available for sale    (1,078)  (1,332)
   Capitalized EDP                                                             (46)     (64)
   Other                                                                       (24)    (273)
                                                                           -------  -------
Total deferred tax liabilities                                              (2,528)  (3,864)
                                                                           -------  -------
Net deferred tax asset before valuation allowance                            1,183    1,976
Valuation allowance                                                             --     (366)
                                                                           -------  -------
Net deferred tax asset                                                     $ 1,183  $ 1,610
                                                                           =======  =======

The following table presents our tax losses and credit carryforwards on a tax return basis.

   December 31, 2017                                     Tax     Expiration
   (in millions)                                 Gross Effected   Periods
   -----------------                             ----- -------- ------------
   Net operating loss carryforwards               $60    $ 13   2028 to 2036
   Foreign tax credit carryforwards                --      31   2018 to 2024
   Alternative minimum tax credit carryforwards    --      12             --
   Business credit carryforwards                   --     117   2025 to 2036
                                                         ----
   Total carryforwards                                   $173
                                                         ====

We are included in the consolidated federal income tax return of our ultimate parent, AIG Parent. Under the tax sharing agreement with AIG Parent, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, tax credits or net capital losses are utilized on a consolidated basis, we will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

We calculate current and deferred state income taxes using the actual apportionment and statutory rates for states in which we are required to file on a separate basis. In states that have a unitary regime, AIG Parent accrues and pays the taxes owed and does not allocate the provision or cash settle the expense with the members of the unitary group. Unlike for federal income tax purposes, AIG Parent does not have state tax sharing agreements. AIG Parent has

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

determined that because the unitary tax expense will never be borne by the subsidiaries, the state tax unitary liability is not included in this separate company expense.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:

..   the nature, frequency and severity of cumulative financial reporting losses in recent years;

..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

..   prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

Estimates of future taxable income, including income generated from prudent and feasible actions and tax planning strategies, could change in the near term, perhaps materially, which may require us to consider any potential impact to our assessment of the recoverability of the deferred tax asset. Such potential impact could be material to our consolidated financial condition or results of operations for an individual reporting period.

As of December 31, 2017, based on all available evidence we concluded that no valuation allowance should be established on a portion of the deferred tax asset. At December 31, 2017 and 2016 we released $366 million and $554 million, respectively, of valuation allowance associated with the unrealized tax losses, all of which was allocated to other comprehensive income.

Accounting For Uncertainty in Income Taxes

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

                                                       Years Ended
                                                       December 31,
                                                       -----------
              (in millions)                            2017  2016
              -------------                            ----  ----
              Gross unrecognized tax benefits,
                beginning of year                      $22   $ 33
                 Increases in tax position for prior
                   years                                --     --
                 Decreases in tax position for prior
                   years                                (6)   (11)
                                                       ---   ----
              Gross unrecognized tax benefits, end of
                year                                   $16   $ 22
                                                       ===   ====

At December 31, 2017 and 2016, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $16 million and $22 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2017 and 2016, we had accrued liabilities of $4 million and $4 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2017, 2016 and 2015, we recognized expense of less than $1 million, income of $3 million and expense of $1 million, respectively, for interest (net of the federal benefit) and penalties related to unrecognized tax benefits.

We regularly evaluate proposed adjustments by taxing authorities. At December 31, 2017, such proposed adjustments would not have resulted in a material change to our consolidated financial condition, although it is possible that the

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

effect could be material to our consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.

We are currently under IRS examination for the taxable years 2007 to 2010. Although the final outcome of possible issues raised in any future examination is uncertain, we believe that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. Taxable years 2001 to 2017 remain subject to examination by major tax jurisdictions.

18. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

On September 29, 2017, the Financial Stability Oversight Council (Council) rescinded its determination that material financial distress at AIG could pose a threat to U.S. financial stability and as a result, AIG is no longer designated as a nonbank systemically important financial institution (nonbank
SIFI). With the rescission of its designation as a nonbank SIFI, AIG is no longer subject to the consolidated supervision of the Board of Governors of the Federal Reserve System or subject to the enhanced prudential standards set forth in the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations.

On September 25, 2017, AIG announced organizational changes designed to position AIG a growing, more profitable insurer that is focused on underwriting excellence. In the fourth quarter of 2017, AIG finalized its plan to reorganize its operating model. Commercial Insurance and Consumer Insurance segments transitioned to General Insurance and Life and Retirement, respectively. AIG's core businesses include General Insurance, Life and Retirement and Other Operations. General Insurance consists of two operating segments - North America and International. Life and Retirement consists of four operating segments - Individual Retirement, Group Retirement, Life Insurance and Institutional Markets. Blackboard U.S. Holdings, Inc. (Blackboard), AIG's technology-driven subsidiary, is reported within Other Operations. AIG also reports a Legacy Portfolio consisting of run-off insurance lines and legacy investments, which are considered non-core.

Additional information on AIG is publicly available in AIG Parent's regulatory filings with the U.S. Securities and Exchange Commission (SEC), which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, we purchase administrative, investment management, accounting, marketing and data processing services from AIG Parent or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. We incurred approximately
$406 million, $390 million and $315 million for such services in 2017, 2016 and 2015, respectively. Accounts payable for such services were $997 million and $1.1 billion at December 31, 2017 and 2016, respectively. We rent facilities and provide services on an allocated cost basis to various affiliates. We also provide shared services, including technology, to a number of AIG's life insurance subsidiaries. We earned approximately $587 million, $685 million and $812 million for such services and rent in 2017, 2016 and 2015, respectively. Accounts receivable for rent and services were $804 million and $769 million at December 31, 2017 and 2016, respectively.

We pay commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing our annuity products and mutual funds. Amounts incurred related to the broker-dealer services totaled $30 million, $33 million and $50 million in 2017, 2016 and 2015, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


American Home and National Union Guarantees

We have a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies we issued between March 3, 2003 and December 29, 2006.

We, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) have a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

We, as successor-in-interest to SunAmerica Annuity and Life Assurance Company
(SAAL) and SunAmerica Life Insurance Company (SALIC) have a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

We, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), have a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home's and National Union's audited statutory financial statements are filed with the SEC in our registration statements for variable products we issued that are subject to the Guarantees.

Other

We purchase, sell or transfer securities, at fair market value, to or from our affiliates in the ordinary course of business.

In October 2017, we entered into securitization transactions in which through our wholly owned subsidiary, AIG Home Loan 2, transferred portfolios of U.S. residential mortgage loans to a newly formed special purpose entity, CSMC 2017-HL2 (the CSMC), which is a VIE that we consolidate. We received total cash consideration of $412 million for the transferred loans. The CSMC issued structured securities to the Company for cash consideration. CSMC also issued structured securities to third party investors and to our affiliates, USL and VALIC. Refer to Note 9 for additional information.

In September 2017, we transferred securities to our affiliate, USL, in exchange for cash and a portfolio of securities. Total consideration received was $350 million.

During 2017, we purchased commercial mortgage loans and investment grade private placement bonds from certain affiliated AIG domestic property and casualty companies for total cash consideration of $1.3 billion.

During 2016, we transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling approximately $284 million as part of an initiative to improve asset-liability management in AIG's domestic life and property casualty insurance companies.

We engage in structured settlement transactions, certain of which involve affiliated property and casualty insurers that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life-contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity (SPIA) issued by us for the ultimate benefit of the claimant. The portion of our liabilities related to structured settlements involving life contingencies is reported in future policy benefits, while the portion not involving life contingencies is reported in policyholder contract deposits. In certain structured settlement arrangements, the property and casualty insurance company remains contingently liable for the payments to the claimant.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


19. SUBSEQUENT EVENTS

We consider events or transactions that occur after the balance sheet date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. We have evaluated subsequent events through April 26, 2018, the date the financial statements were issued.

In February 2018, we and our affiliates, The United States Life Insurance Company in the City of New York and The Variable Annuity Life Insurance Company, each entered into respective Modified Coinsurance (ModCo) Agreements (The Agreements) with DSA Reinsurance Company Limited (DSA Re), a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were executed as of February 12, 2018 in respect of certain closed blocks of business (including term life, whole life, universal life, long-term care, accident and health, structured settlements, single premium immediate annuities, and pension risk transfer annuities). The initial consideration included the fair value of ModCo Assets held by the Company on behalf of DSA Re at the execution date, along with the net results experienced under the reinsurance agreement from the January 1, 2017 effective date in the agreement through the execution date. The initial consideration exceeded the ModCo Reserves ceded at contract inception. The excess consideration represents a net cost of reinsurance asset that will be amortized over the life of the reinsured contracts. Total returns on the ModCo Assets will inure to the benefit of DSA Re. The Company did not receive a ceding commission at contract inception. Management is still assessing the impact of the Agreements.

                        American Home Assurance Company
                                An AIG Company

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       As of December 31, 2017 and 2016
           and for the years ended December 31, 2017, 2016 and 2015

                                  [LOGO] AIG

                        AMERICAN HOME ASSURANCE COMPANY

                     Statutory Basis Financial Statements

  As of December 31, 2017 and 2016 and for the years ended December 31, 2017,
                                 2016 and 2015

                               TABLE OF CONTENTS

          Report of Independent Auditors                                     3

          Statements of Admitted Assets                                      5

          Statements of Liabilities, Capital and Surplus                     6

          Statements of Operations and Changes in Capital and Surplus        7

          Statements of Cash Flows                                           8

 Note 1   Organization and Summary of Significant Statutory Basis
          Accounting Policies                                                9

 Note 2   Accounting Adjustments to Statutory Basis Financial Statements    22

 Note 3   Investments                                                       24

 Note 4   Fair Value of Financial Instruments                               29

 Note 5   Reserves for Losses and Loss Adjustment Expenses                  31

 Note 6   Related Party Transactions                                        34

 Note 7   Reinsurance                                                       39

 Note 8   Income Taxes                                                      42

 Note 9   Capital and Surplus and Dividend Restrictions                     51

 Note 10  Contingencies                                                     51

 Note 11  Other Significant Matters                                         54

 Note 12  Subsequent Events                                                 56

                        Report of Independent Auditors

To the Board of Directors of American Home Assurance Company:

We have audited the accompanying statutory basis financial statements of American Home Assurance Company (the "Company"), which comprise the statements of admitted assets and liabilities, capital and surplus as of December 31, 2017 and 2016, and the related statements of operations and changes in capital and surplus and of cash flows for each of the three years in the period ended December 31, 2017.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Notes 1B and 1D and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services, as described in Note 1B.

Emphasis of Matter

As discussed in Notes 1, 5, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP
New York, NY
April 20, 2018

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                         Statements of Admitted Assets

                                                      December 31, December 31,
                                                          2017         2016
                                                      ------------ ------------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair
     value: 2017 - $15,831; 2016 - $19,297)             $15,153      $18,853
   Common stocks, at carrying value adjusted for
     nonadmitted assets (cost: 2017 - $584;
     2016 - $376)                                           576          379
   Preferred stocks, at carrying value (cost:
     2017 - $49; 2016 - $49)                                 49           49
   Other invested assets (cost: 2017 - $3,504;
     2016 - $4,299)                                       3,901        4,478
   Mortgage loans                                         2,067        1,895
   Derivative instruments                                    --           26
   Short-term investments, at amortized cost
     (approximates fair value)                               --           14
   Cash and cash equivalents                                238          131
   Receivable for securities sold                            82           44
                                                        -------      -------
       Total cash and invested assets                   $22,066      $25,869
                                                        -------      -------
Investment income due and accrued                       $   169      $   211
Agents' balances or uncollected premiums:
   Premiums in course of collection                         940          972
   Premiums and installments booked but deferred
     and not yet due                                        367          418
   Accrued retrospective premiums                           567          595
High deductible policy receivables                           43           57
Reinsurance recoverable on paid losses                      325          339
Funds held by or deposited with reinsurers                  217          172
Current federal and foreign taxes recoverable                --           88
Net deferred tax assets                                     814          841
Equities in underwriting pools and associations               8           40
Receivables from parent, subsidiaries and
  affiliates                                                  5           13
Other assets                                                189          143
Allowance for uncollectible accounts                        (72)         (74)
                                                        -------      -------
       Total admitted assets                            $25,638      $29,684
                                                        =======      =======

               See Notes to Statutory Basis Financial Statements

5   STATEMENTS OF ADMITTED ASSETS - As of December 31, 2017 and 2016

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions, Except Share Information)


                Statements of Liabilities, Capital and Surplus

                                                      December 31, December 31,
                                                          2017         2016
                                                      ------------ ------------
Liabilities

Reserves for losses and loss adjustment expenses        $12,115      $12,210
Unearned premium reserves                                 3,301        3,427
Commissions, premium taxes, and other expenses
  payable                                                   140          213
Reinsurance payable on paid loss and loss adjustment
  expenses                                                  244          285
Current federal taxes payable to parent                      12           --
Funds held by company under reinsurance treaties          1,695        1,639
Provision for reinsurance                                    20           37
Ceded reinsurance premiums payable, net of ceding
  commissions                                               324        3,956
Collateral deposit liability                                393          384
Payable for securities purchased                             38           14
Payable to parent, subsidiaries and affiliates              674          469
Derivative instruments                                       14           --
Borrowed money                                               65          246
Other liabilities                                           365          356
                                                        -------      -------
   Total liabilities                                    $19,400      $23,236
                                                        -------      -------

Capital and Surplus
Common capital stock, $17 par value, 1,758,158
  shares authorized, 1,695,054 shares issued and
  outstanding                                           $    29      $    29
Capital in excess of par value                            6,839        6,839
Unassigned surplus                                       (1,324)        (939)
Special surplus funds from reinsurance                      694          519
                                                        -------      -------
   Total capital and surplus                            $ 6,238      $ 6,448
                                                        -------      -------
   Total liabilities, capital and surplus               $25,638      $29,684
                                                        =======      =======

               See Notes to Statutory Basis Financial Statements

6 STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2017 and 2016

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


          Statements of Operations and Changes in Capital and Surplus

                                                        For the Years Ended
                                                            December 31,
                                                     -------------------------
                                                       2017     2016     2015
                                                     -------  -------  -------
 Statements of Operations
 Underwriting income:
 Premiums earned                                     $ 5,170  $ 6,052  $ 5,495
                                                     -------  -------  -------
 Underwriting deductions:
    Losses incurred                                    4,400    5,212    3,940
    Loss adjustment expenses                             577      267    1,032
    Other underwriting expenses                        1,624    1,875    1,686
                                                     -------  -------  -------
 Total underwriting deductions                         6,601    7,354    6,658
                                                     -------  -------  -------
 Net underwriting loss                                (1,431)  (1,302)  (1,163)
                                                     -------  -------  -------
 Investment gain:
    Net investment income earned                       1,058    1,187    1,209
    Net realized capital losses (net of
      capital gains tax expense: 2017 - $82;
      2016 - $61; 2015 - $15)                           (110)    (106)    (107)
                                                     -------  -------  -------
 Net investment gain                                     948    1,081    1,102
                                                     -------  -------  -------
 Net loss from agents' or premium balances
   charged-off                                           (19)     (36)     (19)
 Other income (expense)                                   39      (20)      (5)
                                                     -------  -------  -------
 Net loss after capital gains taxes and before
   federal income taxes                                 (463)    (277)     (85)
 Federal and foreign income tax benefit                  (69)     (34)     (10)
                                                     -------  -------  -------
 Net loss                                            $  (394) $  (243) $   (75)
                                                     =======  =======  =======

 Changes in Capital and Surplus

 Capital and surplus, as of December 31,
   previous year                                     $ 6,448  $ 6,641  $ 7,248
    Adjustment to beginning surplus (Note 2)              38       66      (27)
                                                     -------  -------  -------
 Capital and surplus, as of January 1,                 6,486    6,707    7,221
    Other changes in capital and surplus:
        Net loss                                        (394)    (243)     (75)
        Change in net unrealized capital gain
          (loss) (net of capital gain (loss)
          tax expense (benefit): 2017 - $2;
          2016 - ($16); 2015 - ($40))                    204      (48)    (179)
        Change in net deferred income tax               (394)     118       81
        Change in nonadmitted assets                     410     (157)     (45)
        Change in provision for reinsurance               17       (3)      27
        Capital contribution                              --      700      776
        Dividends to stockholder                          --     (600)  (1,200)
        Foreign exchange translation                     (54)      22       58
        Change in statutory contingency reserve          (39)     (44)     (22)
        Other surplus adjustments                          2       (4)      (1)
                                                     -------  -------  -------
    Total changes in capital and surplus                (248)    (259)    (580)
                                                     -------  -------  -------
 Capital and Surplus, as of December 31,             $ 6,238  $ 6,448  $ 6,641
                                                     =======  =======  =======

               See Notes to Statutory Basis Financial Statements

7 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2017, 2016 and 2015

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                           Statements of Cash Flows

                                                         For the Years Ended
                                                            December 31,
                                                      ------------------------
                                                        2017     2016    2015
                                                      -------  -------  ------

Cash from Operations:

   Premiums collected, net of reinsurance             $ 5,395  $ 6,477  $5,676
   Net investment income                                  920      974   1,051
       Miscellaneous (expense) income                     (18)      17     (27)
                                                      -------  -------  ------
   Sub-total                                            6,297    7,468   6,700
                                                      -------  -------  ------
   Benefit and loss related payments                    7,209    2,750   3,912
   Commission and other expense paid                    3,407    2,236   2,510
   Federal and foreign income taxes (recovered)
     paid                                                 (98)       9       1
                                                      -------  -------  ------
       Net cash (used in) provided from
         operations                                    (4,220)   2,473     277
                                                      -------  -------  ------

Cash from Investments:

Proceeds from investments sold, matured, or
  repaid
   Bonds                                                7,709    5,646   5,222
   Stocks                                                 324       35     186
   Mortgage loans                                         615      118     272
   Other investments                                    1,591    1,026     304
                                                      -------  -------  ------
   Total proceeds from investments sold,
     matured, or repaid                                10,239    6,825   5,984
                                                      -------  -------  ------
Cost of investments acquired
   Bonds                                                4,278    7,584   4,245
   Stocks                                                 454       59     251
   Mortgage loans                                         763      871     440
   Other investments                                      853    1,035   1,827
                                                      -------  -------  ------
   Total cost of investments acquired                   6,348    9,549   6,763
                                                      -------  -------  ------
   Net cash provided from (used in) investing
     activities                                         3,891   (2,724)   (779)
                                                      -------  -------  ------

Cash from Financing and Miscellaneous Sources:

   Dividends to stockholder                                --       --    (914)
   Borrowed funds (repaid) received                      (180)     216      30
   Intercompany receipts (payments)                       577      (61)    565
   Net deposit activity on deposit-type
     contracts and other insurance                        (13)     (24)      1
   Equities in underwriting pools and
     associations                                          25      (27)    118
   Collateral deposit liability receipts
     (payments)                                             8       50      (5)
   Other receipts                                           5      111     111
                                                      -------  -------  ------
       Net cash provided from (used in)
         financing and miscellaneous activities           422      265     (94)
                                                      -------  -------  ------
Net change in cash and short-term investments              93       14    (596)
Cash and short-term investments
                                                      -------  -------  ------
   Beginning of year                                      145      131     727
                                                      -------  -------  ------
   End of year                                        $   238  $   145  $  131
                                                      =======  =======  ======

   Refer to Note 11D for description of non-cash items.

               See Notes to Statutory Basis Financial Statements

8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


1. Organization and Summary of Significant Statutory Basis Accounting Policies

A. Basis of Organization and Presentation

Organization

American Home Assurance Company ("the Company" or "American Home") is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. ("AIG PC US"), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. ("AIG PC"), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the "Ultimate Parent" or "AIG"). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the "Combined Pooling Agreement"), among the twelve companies listed below, collectively named the Combined Pool. Effective January 1, 2017, the Combined Pooling Agreement was amended and restated among the twelve member companies. The member companies of the Combined Pool, their National Association of Insurance Commissioners ("NAIC") company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile are as follows:

                                  NAIC    2017 Pool   2016 Pool     State of
            Company              Company  Percentage  Percentage    Domicile
            -------              -------  ----------  ----------  -------------

National Union Fire Insurance    19445       35%         30%      Pennsylvania
Company of Pittsburgh, Pa.
(National Union)*
American Home Assurance Company  19380       35%         35%        New York
(American Home)
Lexington Insurance Company      19437       30%         30%        Delaware
(Lexington)
AIG Property Casualty Company    19402        0%          5%      Pennsylvania
(APCC)
Commerce and Industry Insurance  19410        0%          0%        New York
Company (C&I)
The Insurance Company of the     19429        0%          0%        Illinois
State of Pennsylvania (ISOP)
New Hampshire Insurance Company  23841        0%          0%        Illinois
(New Hampshire)
AIG Specialty Insurance Company  26883        0%          0%        Illinois
(Specialty)
AIG Assurance Company            40258        0%          0%        Illinois
(Assurance)
Granite State Insurance Company  23809        0%          0%        Illinois
(Granite)
Illinois National Insurance Co.  23817        0%          0%        Illinois
(Illinois National)
AIU Insurance Company (AIU)      19399        0%          0%        New York
* Lead Company of the Combined Pool

Refer to Note 6 for additional information on the Combined Pool and the effects of the changes in the intercompany pooling arrangements (the "2017 Pooling Restructure Transaction").

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations. There were no Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than
5.0 percent of surplus of the Company for the years ending December 31, 2017, 2016 and 2015.

9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

                      State/ Location       2017 2016 2015
                      ---------------       ---- ---- ----
                      California*           $124 $70  $ 28
                      Florida                 86  78    81
                      United Arab Emirates    71  88   141
                      New York                65  97    47
                      Texas*                  48  48    28
                      Indiana**               13  16    43

*  California & Texas were below 5% in 2015
** Indiana is below 5% in 2017 and 2016

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY SAP"). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

Additionally, the financial statements include the Company's U.S. operations, its Japan, Dubai, Caribbean, Jamaica and Argentina branch operations and its participation in the American International Overseas Association (the "Association").

The Company's financial information as of and for the years ended December 31, 2017, 2016 and 2015 have been presented in accordance with the terms of the Combined Pooling Agreement. Refer to Note 6 for additional information regarding the changes in the pooling percentages.

B. Permitted and Prescribed Practices

NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY DFS") for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual ("NAIC SAP") have been adopted as a component of prescribed practices by the NY DFS. The Superintendent of the NY DFS (the "Superintendent") has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers' compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

In 2016, the Company applied a permitted practice to present the consideration received in relation to loss reserves transferred other than via commutation as part of the updated and amended Combined Pooling Agreement transaction within paid losses rather than as premiums written and earned. The classification change had no effect on net income or surplus.

A similar permitted practice was applied by the Company with respect to the presentation of consideration paid to Eaglestone Reinsurance Company ("Eaglestone") for loss portfolio transfers ("LPT") executed in 2015.

Insurance Department of the Commonwealth of Pennsylvania ("PA SAP") has prescribed the availability of certain offsets in the calculation of the Provision for reinsurance, which offsets are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of collection risk on certain of the Company's asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

In 2016, the Company applied a permitted practice to recognize the effects of a retroactive aggregate excess of loss reinsurance agreement (the "ADC" or "Adverse Development Cover") entered into in January 2017 with National Indemnity Company ("NICO"), a subsidiary of Berkshire Hathaway, Inc. In addition, the Company applied a permitted practice to record the impact of the ADC as prospective reinsurance. The permitted practice also allowed the Company to reflect the consideration as paid losses rather than a reduction in premiums earned. The surplus gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company's Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession.

10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The use of the aforementioned permitted and prescribed practices has not affected the Company's ability to comply with the NAIC's risk based capital ("RBC") and surplus requirements for the 2017, 2016 or 2015 reporting periods.

A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

                                                                                          SSAP # FS Ref  2017    2016    2015
                                                                                          ------ ------ ------  ------  ------
Net loss, NY SAP                                                                                        $ (394) $ (243) $  (75)
State prescribed or permitted practices - addition (charge):
   Change in non-tabular discounting                                                        65     (a)      73     147      77
   Adverse Development Cover                                                               62R     (a)      --    (514)     --
   Present the consideration received/paid in relation to the loss reserves within paid
     losses                                                                                62R     (b)      --      --      --
                                                                                                        ------  ------  ------
Net (loss) income, NAIC SAP                                                                             $ (321) $ (610) $    2
                                                                                                        ------  ------  ------
Statutory surplus, NY SAP                                                                               $6,238  $6,448  $6,641
State prescribed or permitted practices - addition (charge):
   Non-tabular discounting                                                                  65     (a)     (86)   (159)   (306)
   Credits for reinsurance                                                                 62R     (c)      --      --      (4)
   Credits for collection risk on certain asbestos reinsurance recoveries                  62R     (c)     (43)    (58)    (41)
   Adverse Development Cover                                                               62R     (d)    (689)   (514)     --
   Present the consideration received/paid in relation to the loss reserves within paid
     losses                                                                                62R     (b)      --      --      --
                                                                                                        ------  ------  ------
Statutory surplus, NAIC SAP                                                                             $5,420  $5,717  $6,290
                                                                                                        ======  ======  ======

(a)Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.
(b)Impacts Losses incurred and Premiums earned within the Statements of Operations and Changes in Capital and Surplus.
(c)Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.
(d)Impacts Special surplus funds from reinsurance within the Statements of Liabilities, Capital and Surplus.

C. Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company's accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

..   Reserves for losses and loss adjustment expenses ("LAE") including estimates and recoverability of the related reinsurance assets;

..   Legal contingencies;

..   Other than temporary impairment ("OTTI") losses on investments;

..   Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

..   Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions about matters, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company's statutory financial condition, results of operations and cash flows could be materially affected.

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes generally impacting the Company in tax years beginning January 1, 2018. The Company has made a reasonable estimate of accounting for certain effects of tax reform which impact current and deferred income taxes incurred; however, these estimates are not fully complete because information has yet to be finalized or further analyzed relating to certain provisions. These estimates will be revised in the period the necessary information is determined and as relevant guidance is released by the U.S. Treasury. The Company does not believe such revisions would have a material impact on surplus.

11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



D. Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("US GAAP"). NAIC SAP varies from US GAAP in certain significant respects, including:

            Transactions                        NAIC SAP Treatment                      US GAAP Treatment
            ------------               -------------------------------------  -------------------------------------
Policy Acquisition Costs               Costs are immediately expensed and     Costs directly related to the
Principally brokerage commissions and  are included in Other Underwriting     successful acquisition of new or
premium taxes arising from the         Expenses, except for reinsurance       renewal insurance contracts are
issuance of insurance contracts.       ceding commissions received in excess  deferred and amortized over the term of the cost to acquire business which  of the related insurance coverage.
                                       are recognized as a deferred
                                       liability and amortized over the
                                       period of the reinsurance agreement.

Unearned Premiums, Unpaid Losses and   Presented net of reinsurance           Presented gross of reinsurance with
Loss Expense Liabilities               recoverable.                           corresponding reinsurance recoverable
                                                                              assets for ceded unearned premiums
                                                                              and reinsurance recoverable on unpaid
                                                                              losses, respectively.

Retroactive reinsurance contracts      Gains and losses are recognized in     Gains are deferred and amortized over
                                       earnings immediately and surplus is    the settlement period of the ceded
                                       segregated to the extent pretax gains  claim recoveries. Losses are
                                       are recognized. Certain retroactive    immediately recognized in the
                                       affiliate or related party             Statements of Operations.
                                       reinsurance contracts are accounted
                                       for as prospective reinsurance if
                                       there is no gain in surplus as a
                                       result of the transaction.
Investments in Bonds held as:          Investment grade securities (rated by  All available for sale investments
1) available for sale                  NAIC as class 1 or 2) are carried at   are carried at fair value with
2) fair value option                   amortized cost. Non- investment grade  changes in fair value, net of
                                       securities (NAIC rated 3 to 6) are     applicable taxes, reported in
                                       carried at the lower of amortized      accumulated other comprehensive
                                       cost and fair value.                   income within shareholder's equity.

                                                                              Fair value option investments are
                                                                              carried at fair value with changes in
                                                                              fair value, net of applicable
                                                                              projected income taxes, reported in
                                                                              net investment income.
Investments in Equity Securities       Carried at fair value with unrealized  Same treatment as available for sale
classified as:                         gains and losses reported, net of      investments in bonds.
                                       applicable taxes, in the Statements
                                       of Changes in Capital and Surplus.

1) available for sale                                                         Same treatment as fair value option
2) fair value option                                                          investments in bonds.

Investments in Limited Partnerships,   Carried at the underlying US GAAP      If aggregate interests allow the
Hedge Funds and Private Equity         equity with results from the           holding entity to exercise more than
Interests                              investment's operations recorded net   minor influence (typically more than
                                       of applicable taxes, as unrealized     3%), the investment is carried at Net
                                       gains (losses) directly in the         Asset Value ("NAV") with changes in
                                       Statements of Changes in Capital and   value recorded to net investment
                                       Surplus.                               income.

                                                                              Where the aggregate interests allow
                                                                              the entity to exercise only minor
                                                                              influence (typically less than 3%),
                                                                              the investment is recorded at NAV
                                                                              with changes in value recorded, net
                                                                              of tax, as a component of accumulated
                                                                              other comprehensive income in
                                                                              shareholder's equity.

12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



            Transactions                        NAIC SAP Treatment                      US GAAP Treatment
            ------------               -------------------------------------  -------------------------------------
Investments in Subsidiary, Controlled  Subsidiaries are not consolidated.     Consolidation is required when there
and Affiliated Entities (SCAs)                                                is a determination that the
                                                                              affiliated entity is a variable
                                                                              interest entity ("VIE") and the
                                                                              entity has a variable interest and
                                                                              the power to direct the activities of
                                                                              the VIE. The VIE assessment would
                                                                              consider various factors including
                                                                              limited partnership (LP) status and
                                                                              inherent rights of equity investors.

                                       The equity investment in SCAs are
                                       accounted for under the equity method  Investments in SCAs that are voting
                                       and recorded as Common stock           interest entities (VOE) with majority
                                       investments. Dividends are recorded    voting rights are generally
                                       within Net Investment Income.          consolidated.


                                                                              Investments in SCAs where the holding
                                                                              entity exercises significant
                                                                              influence (generally ownership of >3%
                                                                              voting interests for LPs and similar
                                                                              entities and between 20 percent and
                                                                              50 percent for other entities) are
                                                                              recorded at equity value. The change
                                                                              in equity is included within
                                                                              operating income.
Statement of Cash Flows                Statutory Statements of Cash Flows     The Statements of Cash Flows can be
                                       must be presented using the direct     presented using the direct or
                                       method. Changes in cash, cash          indirect methods, however are
                                       equivalents, and short-term            typically presented using the
                                       investments and certain sources of     indirect method. Presentation is
                                       cash are excluded from operational     limited to changes in cash and cash
                                       cash flows. Non-cash items are         equivalents (short-term investments
                                       required to be excluded in the         are excluded). All non-cash items are
                                       Statements of Cash Flows and should    excluded from the presentation of
                                       be disclosed accordingly.              cash flows.

Deferred Federal Income Taxes          Deferred income taxes are established  The provision for deferred income for the temporary differences between  taxes is recorded as a component of
                                       tax and book assets and liabilities,   income tax expense, as a component of
                                       subject to limitations on              the Statements of Operations, except
                                       admissibility of tax assets.           for changes associated with items
                                                                              that are included within other
                                       Changes in deferred income taxes are   comprehensive income where such items
                                       recorded within capital and surplus    are recorded net of applicable income
                                       and have no impact on the Statements   taxes.
                                       of Operations.

Statutory Adjustments                  Certain asset balances designated as   All assets and liabilities are
(applied to certain assets including   nonadmitted, such as intangible        included in the financial statements.
goodwill, furniture and equipment,     assets and certain investments in      Provisions for uncollectible
deferred taxes in excess of            affiliated entities are excluded from  receivables are established as
limitations, prepaid expenses,         the Statements of Admitted Assets and  valuation allowances and are
overdue receivable balances and        are reflected as deductions from       recognized as expense within the
unsecured reinsurance amounts)         capital and surplus.                   Statements of Operations.

                                       A Provision for reinsurance is
                                       established for unsecured reinsurance
                                       amounts recoverable from unauthorized
                                       and certain authorized reinsurers
                                       with a corresponding reduction to
                                       Unassigned surplus.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E. Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and deducted from Unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums ("Net written premiums") that were subject to retrospective rating features as of December 31, 2017, 2016 and 2015 were as follows:

Years ended December 31,                                         2017  2016  2015
------------------------                                         ----  ----  ----
Net written premiums subject to retrospectively rated contracts  $105  $ 72  $ 83
Percentage of total net written premiums                          2.1%  1.1%  1.5%

As of December 31, 2017 and 2016, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts were $567 and $595, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $58 and $62 as of December 31, 2017 and 2016, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $13 for each of the years ended December 31, 2017 and 2016.

High Deductible

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (such deductibles are referred to as "reserve credits"). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies' insurance obligations.

14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The following table shows the exposure on unpaid claims and billed recoverable on paid claims by line of business as of December 31, 2017:

                                          Reserve Credits on Recoverable on
Line of Business      Gross Loss Reserves   Unpaid Claims     Paid Claims   Total
----------------      ------------------- ------------------ -------------- ------
Allied Lines                $  394              $  394            $ 8       $  402
General Liabilities            445                 445              6          451
Workers Compensation         3,550               3,550             39        3,589
                            ------              ------            ---       ------
Total                       $4,389              $4,389            $53       $4,442
                            ------              ------            ---       ------

As of December 31, 2017, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $230 and $3,142, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2017 were $1,202, or 27% of the total high deductible. Additionally, as of December 31, 2017, the Company had recoverables on paid claims greater than 90 days overdue of $51, of which $9 have been nonadmitted.

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2017:

                                    Unsecured High Deductible
                   Counterparty*             Amounts
                   -------------    -------------------------
                   Counterparty 1             $188
                   Counterparty 2              107
                   Counterparty 3               90
                   Counterparty 4               64
                   Counterparty 5               50
                   Counterparty 6               49
                   Counterparty 7               47
                   Counterparty 8               39
                   Counterparty 9               26
                   Counterparty 10              20

* Actual counterparty is not named. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued
(i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self-insurance, or
(iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other income (expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to
Note 11B.

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. As of December 31, 2017 and 2016, the Company did not incur any premium deficiency losses.

15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



Retroactive Reinsurance

Transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from reinsurance are maintained separately for each respective reinsurance agreement; Special surplus funds from reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. Amounts deemed uncollectible are reduced, with the required statutory basis provision for reinsurance deducted from surplus and reflected as the Provision for reinsurance liability. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty. PA SAP is applied in the determination of the Company's Provision for reinsurance.

Reserves for Losses and Loss Adjustment Expenses

Reserves for case incurred but not reported ("IBNR") and LAE losses are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers' compensation reserves are discounted in accordance with NY DFS statutes; see Note 5 for further details.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2017 there were no incurred losses, there has been no default by any of the participating life insurers and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee. Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, or incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2017 and 2016 were $1,321 and $1,335 respectively.

16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


As of December 31, 2017, the Company had annuities with aggregate statement values in excess of one percent of its policyholders' surplus with life insurer affiliates as follows:

                                                                        Licensed in
Life Insurance Company                                State of Domicile  New York   Statement Value
----------------------                                ----------------- ----------- ---------------
The United States Life Insurance Company in the City
  of New York                                             New York          Yes          $828
American General Life Insurance Company of
Delaware                                                  Delaware          No            275
American General Life Insurance Company of Texas           Texas            No            163

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace as discussed below:

..   Level 1: Fair value measurements that are based upon quoted prices
    (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

..   The fair value of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office ("NAIC IAO").

..   The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

.. The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



Bonds (including Loan Backed and Structured Securities)

Loan-backed and structured securities ("LBaSS") include residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and asset-backed securities ("ABS"), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of "1" or "2" (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of "3", "4", "5", "5*", "6" or "6*" (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed and have not received a designation in over a year, from the NAIC IAO, are assigned a 6* designation and carried at zero, with unrealized losses charged to surplus. Bond and LBaSS securities that have been filed and received a 6* designation can carry a value greater than zero. Bond and LBaSS securities are assigned a 5* designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities ("MBS") and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of "P1" or "P2", having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of "RP1" or "RP2", which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an NAIC rating of "3" through "6" are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as unrealized gains (losses) in Unassigned surplus, or as realized losses in the event a decline in value is determined to be other than temporary.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any nonadmitted amounts). The Company's share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus. Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered a candidate for OTTI evaluation if it meets any of the following criteria:

..   The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;

..   Fundamental credit risk of the issuer exists; and/or

..   Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected regardless of management's ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

..   If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;

..   If the investments are trading at a significant (25 percent or more)
    discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


..   If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or,

..   If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered candidates for OTTI. OTTI factors that are periodically considered include:

..   If an order of liquidation or other fundamental credit issues with the partnership exists;

..   If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

..   If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

..   If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Equities in Pools & Associations

The Company accounts for its participation in the business pooled via the Association (see Note 6) and its deposit in the Association by recording the Company's share of:

..   direct and assumed premium as gross premium,

..   underwriting and net investment income results in the Statements of
    Operations and Changes in Capital and Surplus,

..   insurance and reinsurance balances in the Statements of Admitted Assets,

..   all other non-insurance assets and liabilities held by the Association, all of which are on its members' behalf, as Equities in Underwriting Pools and Associations in the Statements of Admitted Assets, and

..   cashflows in the Statements of Cash Flows.

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments recorded as unrealized gains (losses) within Unassigned Surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

In August 2015, AIG amended the defined benefit pension plans, to freeze benefit accruals effective January 1, 2016. Consequently, these plans were closed to new participants and current participants ceased earning additional benefits as of December 31, 2015. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG and its subsidiaries.

AIG sponsors various defined contribution plans that provide for pre-tax salary reduction contributions by its U.S. employees. The most significant plan is the AIG Incentive Savings Plan, to which the Company makes matching contributions of 100 percent of the first six percent of employee contributions, subject to Internal Revenue Service imposed limitations. Effective January 1, 2016, participants began receiving an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service ("IRS")-imposed limitations.

20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The Company incurred employee related costs related to defined benefit and defined contribution plans during 2017, 2016 and 2015 of $10, $10 and $5, respectively.

Depreciation

Certain assets, principally electronic data processing ("EDP") equipment, software and leasehold improvements are designated as nonadmitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the "Tax Sharing Agreement") with AIG, approved by the Company's Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

..   The sections of the Internal Revenue Code relating to Alternative Minimum
    Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;

..   The impact of Deferred Intercompany Transactions (as defined in Treas. Reg.
    (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments ("TAAAs") shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2017, the Company's separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

..   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

..   the sustainability of recent operating profitability of our subsidiaries;

..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences, and;

..   prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. Accounting Adjustments to Statutory Basis Financial Statements

A. Change in Accounting Principles

2017 Changes

The Company did not adopt any material changes in the Statements of Statutory Accounting Principles ("SSAP") in 2017.

2016 Changes

In 2016, the Company adopted the following change in the SSAP:

Going Concern: In June 2015, the Statutory Accounting Principles Working Group adopted changes to SSAP No.1, Disclosures of Accounting Policies, Risks & Uncertainties, and Other Disclosures ("SSAP 1"), with a December 31, 2016 effective date, requiring management to evaluate whether there are conditions that give rise to substantial doubt over the Company's ability to continue as a going concern within one year from the financial statement issuance date. Conditions that would give rise to substantial doubt ordinarily relate to the Company's ability to meet its obligations as they become due. If substantial doubt arises over the Company's ability to continue as a going concern, the Company shall provide disclosure detailing management's evaluation and the consideration of management's plans to alleviate any substantial doubt. The adoption of this change did not have an effect on the Company's financial condition, results of operations or cash flows.

2015 Changes

In 2015, the Company adopted the following change in the SSAP:

Cash Flow: In March 2015, the Statutory Accounting Principles Working Group adopted revisions to SSAP No. 69, Statement of Cash Flow ("SSAP 69"), with a December 31, 2015 effective date to clarify cash flow shall include cash, cash equivalents and short-term investments. Disclosure of non-cash items affecting assets and liabilities was expanded to include non-cash operating items in addition to financing and investing items. The Company has adopted and applied these revisions in the 2015 Statements of Cash Flows and related disclosures.

B. Adjustments to Surplus

During 2017, 2016 and 2015 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $38, $66 and $(27), respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors ("SSAP 3"), the corrections of errors have been reported in the 2017, 2016 and 2015 statutory financial statements as adjustments to Unassigned surplus. The impact of these corrections would have decreased the 2016 pre-tax income by $21 and increased the 2015 pre-tax income by $8. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2017, 2016 and 2015 is presented in the following tables:

22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                                                    Policyholders' Total Admitted
2017 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2016                            $6,448        $29,684          $23,236
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        27             27               --
   Liability corrections                                     3             --               (3)
   Income tax corrections                                    8              8               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus          38             35               (3)
                                                        ------        -------          -------
Balance at January 1, 2017 as adjusted                  $6,486        $29,719          $23,233
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of the recording of real estate step up gains.

Liability corrections - The decrease in total liabilities is primarily the result of a) a decrease due to an over-accrual of insurance taxes, licenses and fees; partially offset by b) an increase resulting from the understatement of losses; c) an increase due to understatement of interest expense on environmental funds held and d) an increase for direct business which was being accounted for as Deposit Accounting in error.

Income tax corrections - The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

                                                    Policyholders' Total Admitted
2016 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2015                            $6,641        $26,103          $19,462
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        42             42               --
   Liability corrections                                    (3)            --                3
   Income tax corrections                                   27             27               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus          66             69                3
                                                        ------        -------          -------
Balance at January 1, 2016 as adjusted                  $6,707        $26,172          $19,465
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of a) an increase due to an overcharge of claims service fees related to an internally developed system; partially offset by b) a decrease due to understatement of the prior year expense allocation; and c) a decrease related to unsupported ceded premiums.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase due to ceded losses reversed without consideration of contract limits; b) an increase due to recording of unsupported ceded reserves; and c) an increase resulting from losses understated on certain client accounts; partially offset by d) a decrease related to an overstatement of profit share between AIG PC Pool companies and AIG Warranty Guard Agency.

Income tax corrections - The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                                                    Policyholders' Total Admitted
2015 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2014                            $7,248        $26,408          $19,160
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        (1)            (1)              --
   Liability corrections                                   (27)            --               27
   Income tax corrections                                    1              1               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus         (27)            --               27
                                                        ------        -------          -------
Balance at January 1, 2015 as adjusted                  $7,221        $26,408          $19,187
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total admitted assets is primarily the result of a) a decrease in accrued retrospective premiums resulting from an overstatement of an accrual; b) a decrease in amounts recoverable from reinsurers due to the correction of a coding error; and c) a decrease in other assets due to a reduction of deductible recoverables on programs where the aggregate loss limits were already met; partially offset by d) an increase in deferred premiums due to unrecorded fee revenue; and e) an increase in equities and deposits in pools and associations resulting from a duplication in the expenses recorded.

Liability corrections -The increase in total liabilities is primarily the result of a) an increase in losses due to data remediation in addition to certain claims that were not adequately reserved; and b) corrections to the state tax payable account; partially offset by c) a decrease in other expenses and payable to parent, subsidiaries and affiliates due to the overstatement of prior year end expense accruals; d) decrease in taxes, licenses, and fees related to amounts improperly reflected; and e) a decrease in funds held by company under reinsurance treaties and unearned premiums due to data remediation.

Income tax corrections -The increase in the tax assets is primarily the result of the tax effect of the corresponding asset and liability corrections, as well as partnership basis adjustments.

3. Investments

A. Bond Investments

The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2017 and 2016 are outlined in the tables below:

                                                                               Gross      Gross
                                                                    Carrying Unrealized Unrealized  Fair
December 31, 2017                                                    Value     Gains      Losses    Value
-----------------                                                   -------- ---------- ---------- -------
U.S. governments                                                    $   109     $  2       $ --    $   111
All other governments                                                   207        1         (1)       207
States, territories and possessions                                     664       41         (1)       704
Political subdivisions of states, territories and possessions           752       36         (1)       787
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities and their
  political subdivisions                                              2,944      101        (13)     3,032
Industrial and miscellaneous                                         10,477      565        (52)    10,990
                                                                    -------     ----       ----    -------
Total                                                               $15,153     $746       $(68)   $15,831
                                                                    =======     ====       ====    =======

24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                                                                                   Gross      Gross
                                                                        Carrying Unrealized Unrealized  Fair
December 31, 2016                                                        Value     Gains      Losses    Value
-----------------                                                       -------- ---------- ---------- -------
U.S. governments                                                        $   161     $  5      $  --    $   166
   All other governments                                                    297        2         (5)       294
   States, territories and possessions                                    1,222       50        (11)     1,261
   Political subdivisions of states, territories and possessions          1,275       45        (11)     1,309
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their
     political subdivisions                                               5,137      115        (71)     5,181
   Industrial and miscellaneous                                          10,761      436       (111)    11,086
                                                                        -------     ----      -----    -------
   Total                                                                $18,853     $653      $(209)   $19,297
                                                                        =======     ====      =====    =======

The carrying values and fair values of bonds at December 31, 2017, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                    Carrying  Fair
            December 31, 2017                        Value    Value
            -----------------                       -------- -------
            Due in one year or less                 $   230  $   232
            Due after one year through five years     2,744    2,814
            Due after five years through ten years    2,155    2,184
            Due after ten years                       2,290    2,395
            Structured securities                     7,734    8,206
                                                    -------  -------
            Total                                   $15,153  $15,831
                                                    =======  =======

B. Mortgage Loan Investments

The minimum and maximum lending rates for mortgage loans during 2017 were:

                                     Minimum        Maximum
                Category          Lending Rate % Lending Rate %
                --------          -------------- --------------
                Retail                 3.8%           4.2%
                Office                 4.3%           4.3%
                Industrial             2.5%           4.0%
                Multi-Family           3.8%           4.4%
                Other Commercial       3.1%           5.0%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 95 percent. The Company's mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments. The following table details an analysis of mortgage loans as of December 31, 2017 and 2016:

25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


                                   Residential            Commercial
                                ----------------- ---------------------------
                           Farm Insured All Other Insured All Other Mezzanine Total
                           ---- ------- --------- ------- --------- --------- ------
2017
   Recorded Investment
   Current                 $--    $--     $339      $--    $1,727      $--    $2,066
   30 - 59 days past due    --     --        1       --        --       --         1
                           ---    ---     ----      ---    ------      ---    ------
   Total                   $--    $--     $340      $--    $1,727      $--    $2,067
                           ---    ---     ----      ---    ------      ---    ------
2016
   Recorded Investment
   Current                  --     --       --       --     1,895       --     1,895
                           ---    ---     ----      ---    ------      ---    ------
   Total                   $--    $--     $ --      $--    $1,895      $--    $1,895
                           ===    ===     ====      ===    ======      ===    ======

C. Loan-Backed and Structured Investments

The Company did not record any non-credit OTTI losses during 2017 and 2016 for LBaSS.

As of December 31, 2017 and 2016, the Company held LBaSS for which it recognized $19 and $28, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,                                             2017   2016
------------------------                                            ------ ------
Aggregate unrealized losses:
   Less than 12 Months                                              $   28 $   65
   12 Months or longer                                              $    5 $   27
Aggregate related fair value of securities with unrealized losses:.
   Less than 12 Months                                              $2,178 $2,681
   12 Months or longer                                              $  215 $  475

The Company held structured notes as of December 31, 2017 and 2016 with a total carrying value of $128 and $81, respectively. There were no structured notes held as of December 31, 2017 and 2016 which were considered mortgage-referenced securities.

D. Unrealized losses

The fair value of the Company's bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2017 and 2016 are set forth in the tables below:

26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


December 31, 2017                                               Less than 12 Months   12 Months or Longer          Total
-----------------                                              --------------------  --------------------  --------------------
                                                                          Unrealized            Unrealized            Unrealized
Description of Securities                                      Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------                                      ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                                 $    8      $ --       $ --       $ --      $    8     $  --
All other governments                                               138        (3)        23         (1)        161        (4)
States, territories and possessions                                  49        (1)         6         --          55        (1)
Political subdivisions of states, territories and possessions        35        --         35         (1)         70        (1)
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities
  and their political subdivisions                                  541       (12)       100         (1)        641       (13)
Industrial and miscellaneous                                      2,674       (46)       625        (16)      3,299       (62)
                                                                 ------      ----       ----       ----      ------     -----
Total bonds                                                      $3,445      $(62)      $789       $(19)     $4,234     $ (81)
                                                                 ------      ----       ----       ----      ------     -----
Affiliated                                                           --        --        128        (49)        128       (49)
Non-affiliated                                                        5        --         --         --           5        --
                                                                 ------      ----       ----       ----      ------     -----
Total common stocks                                              $    5      $ --       $128       $(49)     $    5     $ (49)
                                                                 ------      ----       ----       ----      ------     -----
Total stocks                                                     $    5      $ --       $128       $(49)     $  133     $ (49)
                                                                 ------      ----       ----       ----      ------     -----
Total bonds and stocks                                           $3,450      $(62)      $917       $(68)     $4,367     $(130)
                                                                 ======      ====       ====       ====      ======     =====

December 31, 2016                                        Less than 12 Months   12 Months or Longer          Total
-----------------                                       --------------------  --------------------  --------------------
                                                                   Unrealized            Unrealized            Unrealized
Description of Securities                               Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------                               ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                          $    9     $  --      $   --      $ --      $    9     $  --
All other governments                                        179        (6)         18        (1)        197        (7)
States, territories and possessions                          325       (11)         --        --         325       (11)
Political subdivisions of states, territories and
  possessions                                                433       (11)         --        --         433       (11)
Special revenue and special assessment obligations and
  all non-guaranteed obligations of agencies and
  authorities and their political subdivisions             2,056       (71)         --        --       2,056       (71)
Industrial and miscellaneous                               3,175       (73)        800       (50)      3,975      (123)
                                                          ------     -----      ------      ----      ------     -----
Total bonds                                                6,177      (172)        818       (51)      6,995      (223)
                                                          ------     -----      ------      ----      ------     -----
Affiliated                                                    --        --         222       (41)        222       (41)
Non-affiliated                                                --        --          --        --          --        --
                                                          ------     -----      ------      ----      ------     -----
Total common stocks                                           --        --         222       (41)        222       (41)
                                                          ------     -----      ------      ----      ------     -----
Preferred stocks                                              17        --          --        --          17        --
                                                          ------     -----      ------      ----      ------     -----
Total stocks                                                  17        --         222       (41)        239       (41)
                                                          ------     -----      ------      ----      ------     -----
Total bonds and stocks                                    $6,194     $(172)     $1,040      $(92)     $7,234     $(264)
                                                          ======     =====      ======      ====      ======     =====

E. Realized Gains (Losses)

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2017, 2016 and 2015 were as follows:

Years ended December 31         2017               2016               2015
-----------------------  ------------------ ------------------ -----------------
                                   Equity             Equity             Equity
                          Bonds  Securities  Bonds  Securities  Bonds  Securities
                         ------  ---------- ------  ---------- ------  ----------
Proceeds from sales      $5,648     $59     $3,895     $34     $3,176     $178
Gross realized gains         79       5         83      12         61        2
Gross realized losses       (69)     --        (48)     --        (34)      (3)

27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



F. Derivative Financial Instruments

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps, and currency forwards and futures to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company's exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

The currency and interest rate derivatives do not qualify for hedge accounting. As a result, the Company's currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) in Unassigned Surplus within the Statements of Operations and Changes in Capital and Surplus until the derivative expires at which time the related unrealized amounts are recognized in Net realized capital gains (losses).

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2017 and 2016.

                                           December 31, 2017           Year ended December 31, 2017
                                    ------------------------------  ----------------------------------
                                    Outstanding Notional            Realized Capital Unrealized capital
Derivative Financial Instrument            Amount        Fair Value gains/ (losses)   gains / (losses)
-------------------------------     -------------------- ---------- ---------------- ------------------
Swaps                                       $583            $(15)         $(9)              $(44)
Forwards                                     250               1            1                  4
                                            ----            ----          ---               ----
Total                                       $833            $(14)         $(8)              $(40)
                                            ====            ====          ===               ====

                                           December 31, 2016           Year ended December 31, 2016
                                    ------------------------------  -----------------------------------
                                    Outstanding Notional            Realized Capital Unrealized capital
Derivative Financial Instrument            Amount        Fair Value  gains/(losses)    gains / losses
-------------------------------     -------------------- ---------- ---------------- ------------------
Swaps                                       $860            $29           $51               $11
Forwards                                     112             (3)           (7)               --
                                            ----            ---           ---               ---
Total                                       $972            $26           $44               $11
                                            ====            ===           ===               ===

G. Other Invested Assets

During 2017, 2016 and 2015, the Company recorded OTTI losses on investments in joint ventures and partnerships of $81, $66, and $52, respectively.

28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



H. Investment Income

The Company had $1 and $0 accrued investment income receivables over 90 days past due as of December 31, 2017 and 2016, respectively. Investment expenses of $42, $33 and $32 were included in Net investment income earned for the years ended December 31, 2017, 2016 and 2015, respectively.

I. Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $1,645 and $1,437 as of December 31, 2017 and 2016, respectively.

4. Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2017 and 2016:

             December 31, 2017       Level 1 Level 2 Level 3 Total
             -----------------       ------- ------- ------- -----
             Bonds                    $ --    $245     $65   $310
             Common stocks             136     276      22    434
             Mutual funds                1       2      --      3
             Derivative assets          --       6      --      6
             Derivative liabilities     --     (20)     --    (20)
                                      ----    ----     ---   ----
             Total                    $137    $509     $87   $733
                                      ====    ====     ===   ====

             December 31, 2016       Level 1 Level 2 Level 3 Total
             -----------------       ------- ------- ------- -----
             Bonds                    $ --    $255     $66   $321
             Common stocks              99      --      21    120
             Derivative assets          --      29      --     29
             Derivative liabilities     --      (4)     --     (4)
             Mutual funds                3      --      --      3
                                      ----    ----     ---   ----
             Total                    $102    $280     $87   $469
                                      ====    ====     ===   ====

During the year ended December 31, 2017, $2 of common stocks transferred from level 1 to level 2 as an alternative method was utilized to determine fair value as active market price was not readily accessible. There were no assets carried at fair value that were transferred between level 1 and level 2 during 2016.

29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



A. Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2017 and 2016.

                                                       Total Realized
                                                       Gains (Losses)                 Purchases,
               Beginning                                included in     Unrealized      Sales,
               Balance at                                   Net       Gains (Losses)  Issuances,   Balance at
               January 1, Transfers into Transfers out   Investment    Included in   Settlements, December 31,
                  2017       Level 3      of Level 3       Income        Surplus         Net          2017
               ---------- -------------- ------------- -------------- -------------- ------------ ------------
Bonds             $66          $16           $(85)          $(1)           $--           $69          $65
Common stocks      21           --             --             5             --            (4)          22
                  ---          ---           ----           ---            ---           ---          ---
Total             $87          $16           $(85)          $ 4            $--           $65          $87
                  ===          ===           ====           ===            ===           ===          ===

For the year ended December 31, 2017, bonds of $16 were transferred into Level 3 because of a lack of observable market data due to a decrease in market activity for these securities. Bonds of $85 were transferred out of Level 3 because observable market data became available for these securities.

                                                          Total Realized
                                                          Gains (Losses)                 Purchases,
                  Beginning                                included in     Unrealized      Sales,
                  Balance at                                   Net       Gains (Losses)  Issuances,   Balance at
                  January 1, Transfers into Transfers out   Investment    Included in   Settlements, December 31,
December 31,2016     2016       Level 3      of Level 3       Income        Surplus         Net          2016
----------------  ---------- -------------- ------------- -------------- -------------- ------------ ------------
 Bonds               $56          $45           $(68)           $6            $(1)          $28          $66
 Common Stocks        --           --             --             2             --            19           21
                     ---          ---           ----            --            ---           ---          ---
 Total               $56          $45           $(68)           $8            $(1)          $47          $87
                     ===          ===           ====            ==            ===           ===          ===

For the year ended December 31, 2016, bonds of $45 transferred into Level 3 during 2016 because of a lack of observable market data due to a decrease in market activity for these securities. Bonds of $68 transferred out of Level 3 because observable market data became available for these securities.

B. Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2017 and 2016:

                                             Aggregate Fair                                          Not Practicable
December 31, 2017                                Value      Admitted Assets Level 1 Level 2  Level 3  (Carry Value)
-----------------                            -------------- --------------- ------- -------  ------- ---------------
Bonds                                           $15,831         $15,153      $ --   $11,434  $4,397        $--
Cash equivalents and short-term investments         138             138       138                --         --
Common stock                                        445             445       136       288      21         --
Derivative assets                                     6               6        --         6      --         --
Derivative liabilities                              (20)            (20)       --       (20)     --         --
Mortgage loans                                    2,079           2,067        --        --   2,079         --
Mutual funds                                          3               3         1         2      --         --
Preferred stock                                      50              49        --        50      --         --
                                                -------         -------      ----   -------  ------        ---
Total                                           $18,532         $17,841      $275   $11,760  $6,497        $--
                                                =======         =======      ====   =======  ======        ===

30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



                                                                        Not
                        Aggregate                                   Practicable
                          Fair    Admitted                            (Carry
December 31, 2016         Value    Assets  Level 1 Level 2  Level 3   Value)
-----------------       --------- -------- ------- -------  ------- -----------
Bonds                    $19,297  $18,853   $ --   $15,636  $3,661      $--
Cash equivalent and
  short-term
  investments                 14       14     11         3      --       --
Common stock                 139      139     99        19      21       --
Derivative assets             29       29     --        29      --       --
Derivative liabilities        (4)      (4)    --        (4)     --       --
Mortgage loans             1,893    1,895     --        --   1,893       --
Mutual funds                   3        3      3        --      --       --
Preferred stock               49       49     --        49      --       --
                         -------  -------   ----   -------  ------      ---
Total                    $21,420  $20,978   $113   $15,732  $5,575      $--
                         =======  =======   ====   =======  ======      ===

5. Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2017, 2016 and 2015, is set forth in the table below:

           December 31,                     2017     2016     2015
           ------------                   -------  -------  -------
           Reserves for losses and LAE,
             end of prior year            $12,210  $13,171  $13,429
           Incurred losses and LAE
             related to:
           Current accident year            4,700    4,377    3,776
           Prior accident year                277    1,102    1,196
                                          -------  -------  -------
           Total incurred losses and LAE  $ 4,977  $ 5,479  $ 4,972
                                          -------  -------  -------
           Paid losses and LAE related
             to:
           Current accident year           (1,140)  (1,123)    (980)
           Prior accident year             (3,932)  (5,317)  (4,250)
                                          -------  -------  -------
           Total paid losses and LAE       (5,072)  (6,440)  (5,230)
                                          -------  -------  -------
           Reserves for losses and LAE,
             end of current year          $12,115  $12,210  $13,171
                                          =======  =======  =======

After applying the impact of the ADC, the Company reported net unfavorable prior year development on loss and LAE reserves of approximately $277 during 2017 which includes a decrease in loss reserve discount on prior accident years of $45. Under the ADC, 80 percent of the reserve risk on substantially all of our commercial long-tail exposures for accident years 2015 and prior is ceded to NICO. Excluding the impact of the ADC, the Company recognized unfavorable prior loss reserve development of $452.

The unfavorable prior year development is generally a result of the following:

   . Unfavorable prior year development in excess casualty and primarily general liability products within Other Liability - Occurrence line of business, driven primarily by increases in underlying severity and greater than expected loss experience in accident year 2016 as well as increased development from claims related to construction defects and construction wrap business (largely from accident years 2006 and prior);

   . Unfavorable prior year development in excess casualty and directors and officers ("D&O") within Other Liability - Claims-Made line of business, covering privately owned and not-for-profit insureds. The D&O development was predominantly in accident year 2016 and resulted largely from increases in bankruptcy-related claims and fiduciary liability claims for large educational institutions; and

   . Unfavorable prior year development primarily driven by commercial auto business in the program business unit. A significant portion of this development came from accident year 2016 with much of it related to programs that have been terminated over the past year.

During 2016, the Company reported adverse loss and LAE net reserve development of $1,102 which includes a loss reserve discount of $152 due to accretion. The adverse development is comprised mainly of development on the Primary Workers Compensation class of business of $669, the Primary General Liability class of business of $270, the Excess Casualty class of business of $268, the Medical Malpractice class of business of $152, the Primary Commercial Auto class of business of $123, and the Programs class of business of $131. In addition, favorable prior year loss development on retrospectively rated policies was $12 as of December 31, 2016, which was offset by additional return premiums. Original estimates are adjusted as additional information becomes known regarding individual claims. As a result of the ADC, there was $514 of prior year development (net of discount) ceded to NICO. Refer to Note 1 for further details regarding this transaction.

31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


During 2015, the Company reported adverse loss and LAE net reserve development of $1,196 which includes a loss reserve discount charge of $78 due to accretion. The adverse development is comprised of development on the Excess Casualty class of business of $457, the Primary Casualty class of business of $338, the Healthcare class of business of $143. Original estimates are increased or decreased, as additional information becomes known regarding individual claims. Included in this increase is $15 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2015, which was offset by additional premiums.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $252, $242 and $189 as of December 31, 2017, 2016 and 2015, respectively. The Company paid $32, $36 and $11 in the reporting period to settle 233, 54 and 236 claims related to extra contractual obligations or bad faith claims stemming from lawsuits as of December 31, 2017, 2016 and 2015, respectively.

A. Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                         Asbestos Losses   Environmental Losses
                                       ------------------  -------------------
December 31,                           2017   2016   2015  2017   2016   2015
------------                           ----  -----  -----  ----   ----   ----
Direct -
Loss and LAE reserves, beginning of
  year                                 $838  $ 819  $ 969  $255   $149   $ 97
   Impact of pooling restructure
     transaction                         --    137     --    --     25     --
Incurred losses and LAE                   2     37    (29)    1     91     62
   Calendar year paid losses and LAE    (43)  (155)  (121)  (41)   (10)   (10)
                                       ----  -----  -----  ----   ----   ----
Loss and LAE Reserves, end of year     $797  $ 838  $ 819  $215   $255   $149
                                       ----  -----  -----  ----   ----   ----

Assumed reinsurance -
Loss and LAE reserves, beginning of
  year                                 $249  $ 264  $ 273  $ 15   $ 14   $ 13
   Impact of pooling restructure
     transaction                         --     43     --    --      2     --
Incurred losses and LAE                  27      1     33     6     (1)     1
   Calendar year paid losses and LAE    (18)   (59)   (42)   (2)    --     --
                                       ----  -----  -----  ----   ----   ----
Loss and LAE Reserves, end of year     $258  $ 249  $ 264  $ 19   $ 15   $ 14
                                       ----  -----  -----  ----   ----   ----

Net of reinsurance -
Loss and LAE reserves, beginning of
  year                                 $  1  $   9  $  --  $ --   $ --   $ 55
   Impact of pooling restructure
     transaction                         --      2     --    --     --     --
Incurred losses and LAE                  --     --     --    --     --     37
   Calendar year paid losses and LAE     --    (10)     9    --     --    (92)
                                       ----  -----  -----  ----   ----   ----
Loss and LAE Reserves, end of year     $  1  $   1  $   9  $ --   $ --   $ --
                                       ====  =====  =====  ====   ====   ====

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

Included in the table above are loss and LAE IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



              Asbestos                         Loss Reserves LAE Reserves
              December 31,                     2017   2016   2017   2016
              ------------                     ----   ----   ----   ----
              Direct basis:                    $406   $444   $45    $49
              Assumed reinsurance basis:         78     68     9      8
              Net of ceded reinsurance basis:    --     --    --     --

              Environmental                    Loss Reserves LAE Reserves
              December 31,                     2017   2016   2017   2016
              ------------                     ----   ----   ----   ----
              Direct basis:                    $68    $90    $29    $39
              Assumed reinsurance basis:         3      4      1      2
              Net of ceded reinsurance basis:   --     --     --     --

B. Loss Portfolio Transfer

As of February 12, 2018, the Company terminated and commuted certain existing reinsurance agreements with Eaglestone Reinsurance Company ("Eaglestone"). At the same time, the Company ceded substantially all commuted business as well as additional business through various loss portfolio transfer reinsurance agreements to DSA Reinsurance Company Limited ("DSA RE"). Refer to Note 12 for additional information on both the commutation and subsequent cessions.

Effective December 2015, certain AIG affiliated insurers (collectively, the "Reinsureds", each of which is a member of the Combined Pool) entered into four loss portfolio transfer reinsurance agreements with Eaglestone. Under these agreements, the Reinsureds ceded loss portfolio transfers of certain liabilities as follows: (1) Legacy Environmental loss reserves, (2) certain "Runoff" loss reserves, (3) certain Environmental Impairment Liability loss reserves, and (4) certain Medical Malpractice loss reserves. The total consideration paid by the Reinsureds, on a funds withheld basis, was approximately $1,490, equal to the total of the subject reserves for unearned premiums, and nominal losses and loss adjustment expenses (including IBNR). Pursuant to a permitted practice approved by the Company's regulator, the Company recognized its share of the consideration paid as paid losses, rather than as ceded premiums written and earned. Following the cession, the Company recognized a reduction in discount of $13 on the assumed loss reserves associated with one of the LPT agreements.

NAIC SAP allows for prospective accounting treatment for intercompany reinsurance agreements among companies 100% owned by a common parent provided there is no gain in surplus as a result of the transaction. Transfer of consideration in an amount equal to the statutory book value of the net reinsured liabilities ensures that there is no impact to surplus. In determining whether there was a gain in surplus as a result of the transaction, the Company excludes certain second order accounting effects, including loss reserve discounts and deferred tax effects. As a result, all of the LPT agreements are treated as prospective reinsurance by all parties to the LPTs.

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
   Expenses

The Company discounts its workers' compensation (both tabular and non-tabular) reserves.

The calculation of the Company's tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a 3.5 percent interest rate. Only case basis reserves are subject to tabular discounting. The December 31, 2017 and 2016 liabilities include $781 and $1,619 of such discounted reserves, respectively.

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2017, 2016 and 2015.

               Lines of Business                   2017 2016 2015
               -----------------                   ---- ---- ----
               Workers' Compensation
               Case Reserves                       $134 $96  $191

As of December 31, 2017 and 2016, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $162 and $154, respectively.

33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


Non-Tabular Discount

The Company's non-tabular workers' compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company's reserves as of December 31, 2017, 2016 and 2015.

               Lines of Business                   2017 2016 2015
               -----------------                   ---- ---- ----
               Workers' Compensation
               Case Reserves                       $86  $159 $306

As of December 31, 2017 and 2016, the non-tabular case reserve discount is presented net of the ceded discount related to the ADC of $187 and $260, respectively.

6. Related Party Transactions

A. Combined Pooling Agreement

2017 Pooling Restructure Transaction

As described in Note 1, effective January 1, 2017, the Combined Pooling Agreement was amended and restated among the twelve member companies. In order to rebalance the capital accounts of the companies in the Combined Pool, certain participants of the Combined Pool made distributions or received contributions of capital during March 2017. The change in the Combined Pooling Agreement had no effect on the Company's reported assets, liabilities, surplus, operations or cash flow, as the Company's participation in the pool remained the same.

2016 Pooling Restructure Transaction

In 2016, the Combined Pooling Agreement was amended and restated among the twelve member companies. In order to rebalance the capital accounts of the companies in the Combined Pool, certain participants of the Combined Pool made distributions or received contributions of capital during February 2016. C&I distributed to AIG PC US, its parent, an amount of $700, of which $158 was an extraordinary dividend and $542 was a return of capital. Subsequently, AIG PC US made a contribution to American Home in the amount of $700.

34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The following table shows the changes in assets, liabilities and surplus as a result of the 2016 Pooling Restructure Transaction:

                                                                            Amount
                                                                           -------
Assets:
   Agents' balances or uncollected premiums                                $   286
   Amounts recoverable from reinsurers                                          51
   Funds held by or deposited with reinsured companies                          31
   Other insurance assets                                                       37
                                                                           -------
       Total Assets                                                            405
                                                                           -------
Liabilities
   Unearned premium reserves (net)                                             521
   Reinsurance payable on paid losses and loss adjustment expenses              34
   Reserves for losses and loss adjustment expenses (net)                    2,265
   Funds held by company under reinsurance treaties                            227
   Ceded reinsurance premiums payable                                           47
   Other insurance liabilities                                                 140
                                                                           -------
       Total Liabilities                                                   $ 3,234
                                                                           -------
Statements of Operations and Changes in Surplus
   Net premiums written                                                    $   521
   Change in unearned premium reserves                                        (521)
                                                                           -------
   Premiums earned                                                              --
                                                                           -------
   Other underwriting expenses incurred                                         82
                                                                           -------
                                                                           -------
   Net loss                                                                    (82)
                                                                           -------
                                                                           -------
       Total change in Surplus                                                 (82)
                                                                           -------
Net Impact                                                                 $ 2,747
                                                                           -------
Consideration received
Securities received                                                        $    18
Cash received                                                                2,729
                                                                           -------
Consideration Received                                                     $ 2,747
                                                                           =======

Other underwriting expenses incurred represent the net expense allowance impact to the Company pursuant to the Combined Pooling Agreement.

The Company received a permitted practice from the domiciliary state that resulted in the reporting of consideration for the transfer of undiscounted loss reserves as paid (or negative paid) losses within losses incurred, rather than presenting such amounts within premiums written and earned. This permitted practice only relates to the inception of the pooling arrangement. As a result, the consideration paid relating to unearned premium is reflected as negative premiums written, as offset by the change in unearned premium, and the consideration relating to the transfer of undiscounted loss reserves and loss adjustment expenses was recorded as negative paid losses, as offset by the change in net losses incurred. This permitted practice had no effect upon net income or surplus for the period.

35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


Statutory accounting principles allow for prospective accounting treatment for modifications to existing intercompany pooling agreements that do not result in a gain in surplus to the insurance group or to impacted companies. Transfer of both assets and the liabilities valued at statutory book value ensures that there is no impact to surplus as a result of implementing a modification to an existing pooling arrangement. Under the terms of the Combined Pooling agreement, which was approved by the individual company's Insurance Department state of domicile, all assets and liabilities were transferred at statutory book value, gross of admissibility, recoverability allowances, provisions and discount amounts. Due to the adjustment for these amounts, there were impacts to the individual companies' net income and surplus amounts, mainly due to the prescribed or permitted practices of the individual company's Insurance Department state of domicile in comparison to other states of domicile. Specifically, changes in discount resulting from the net reduction in workers' compensation reserves retained following the reduction in the Company's pooling participation were reflected as a charge to income based on the state prescribed discount rates. In addition, the Companies were compensated for any previous acquisition costs associated with unearned premium reserves that were subject to transfer, as well as certain expense reallocations that had no effect to the Combined Pool. As a result of the transaction, the Company recorded an increase/(decrease) in its Assets, Liabilities, Surplus and Net Income subsequent to the changes associated with the net consideration received (described above), yet inclusive of the change in discount, acquisition costs and expense reallocation adjustments as follows:

                                  Net Admitted
  Line Description                   Assets    Liabilities Surplus Net Income
  ----------------                ------------ ----------- ------- ----------
  Change in nonadmitted assets        $--          $--      $(21)     $ --
  Workers' compensation discount       --           --        83        83
  Other allocations                    --           --       (20)      (14)
                                      ---          ---      ----      ----
  Total                               $--          $--      $ 42      $ 69
                                      ===          ===      ====      ====

B. American International Overseas Association

AIG formed the Association, a Bermuda exempted limited partnership, in 1976, as the pooling mechanism for AIG's international general insurance operations. At the time of forming the Association, the member companies entered into a reinsurance agreement to govern the business pooled in the Association. The current participation percentages for the Association Pool member companies are set forth in the table below.

                                                   NAIC Co. Participation
      Member Company                                 Code      Percent
      --------------                               -------- -------------
      Combined Pool Member companies, as follows:
      National Union                                19445        78%
      New Hampshire                                 23841        12%
      American Home                                 19380        10%

The Company's participation in the Association is pooled among all Pool members in proportion to their participation in the Combined Pool.

36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


C. Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2017, 2016 and 2015 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2017, 2016 and 2015:



                                                 Assets Received by       Assets Transferred by
2017                                                 the Company               the Company
----                                            ---------------------  ---------------------------
Date of      Explanation of                     Statement
Transaction  Transaction     Name of Affiliate    Value   Description  Statement Value Description
-----------  --------------  -----------------  --------- -----------  --------------- -----------
 01/19/17    Purchase of
             securities       AIG, Inc.           $264    Securities        $264             Cash
 10/31/17    Purchase and
             sale of
             securities       Lexington            343    Securities         359       Securities
 10/31/17    Purchase of
             securities       Lexington             16          Cash          --
 10/31/17    Purchase and
             sale of
             securities       National Union       499    Securities         507       Securities
 10/31/17    Purchase of
             securities       National Union         9          Cash          --

                                                          Assets Received by           Assets Transferred by
2016                                                          the Company                   the Company
----                                                ------------------------------- ---------------------------
Date of      Explanation of
Transaction   Transaction         Name of Affiliate Statement Value   Description   Statement Value Description
-----------  --------------       ----------------- --------------- --------------- --------------- -----------
 01/25/16    Receivable for  (a)   AIG PC US             $650            Securities      $ --
             Capital
             Contribution
 02/29/16    Capital               AIG PC US              700            Securities        --
             Contribution
 06/30/16    Dividend              AIG PC US               --                             300       Securities
 09/30/16    Dividend              AIG PC US               --                             300       Securities
 Various     Sale of               The Variable           310                             310             Cash
             Securities            Annuity Life
                                   Insurance
                                   Company
 Various     Purchase of           American               187       Securities/Cash       187       Securities
             Securities            General Life
                                   Insurance
                                   Company

(a)  Refer to Note 11 for more detail.

37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)





                                                                      Assets Received by           Assets Transferred by
2015                                                                      the Company                   the Company
----                                                            ------------------------------- ---------------------------
Date of
Transaction Explanation of Transaction       Name of Affiliate  Statement Value  Description    Statement Value Description
----------- --------------------------       -----------------  --------------- --------------- --------------- -----------
 02/02/15         Dividend                    AIG PC US              $ --                            $600             Cash
 03/27/15         Purchase of                 AIG                     149           Securities        149             Cash
                  securities
 04/20/15         Sale of                     National Union          180                 Cash        180       Securities
                  securities
 05/01/15         Purchase of                 National Union          171           Securities        171             Cash
                  securities
 05/15/15         Sale of                     Eaglestone              164                 Cash        164       Securities
                  securities
 05/15/15         Purchase of                 Eaglestone              164           Securities        164             Cash
                  securities
 06/29/15         Dividend                    AIG PC US                --                   --        286       Securities
 06/29/15         Dividend                    AIG PC US                --                   --         14             Cash
 06/30/15         Parent loan           (a)   AIG PC US               211                 Cash         --
 07/01/15         Repayment of                AIG PC US                --                   --        211             Cash
                  Parent loan
 08/10/15         Sale of                     National Union          244                 Cash        244       Securities
                  securities
 08/28/15         Dividend                    AIG PC US                --                   --        300             Cash
 12/31/15         Securities                  American                362       Private Equity        362       Securities
                  transferred                 General Life
                                              Insurance
                                              Company
 12/31/15         Capital               (b)   AIG PC US               650          Receivables         --               --
                  Contribution

(a)  Refer to Note 6H for more details on the Parent loan.
(b)  Refer to Note 11 for more details.

D. Purchase of SCA

As part of its legal entity simplification efforts, on April 1, 2015, the Company issued a $122 promissory note to AIU as consideration for the purchase of AIG Insurance Company China Limited. AIU distributed the promissory note within the AIG group of companies, and the promissory note was returned to the Company as a capital contribution.

E. Amounts Due to or from Related Parties

At December 31, 2017 and 2016, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

         As of December 31,                                   2017 2016
         ------------------                                   ---- ----
         Balances with other member pool companies            $  1 $  1
         Balances with other affiliates                          4   12
                                                              ---- ----
         Receivable from parent, subsidiaries and affiliates  $  5 $ 13
                                                              ---- ----
         Balances with National Union                         $658 $406
         Balances with other member pool companies              --    3
         Balances with other affiliates                         16   60
                                                              ---- ----
         Payable to parent, subsidiaries and affiliates       $674 $469
                                                              ==== ====

Current federal and foreign income taxes (payable) recoverable under the Tax Sharing Agreement at December 31, 2017 and 2016 were $(12) and $88, respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2017 or 2016.

38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


F. Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 10.

G. Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company's admitted assets during 2017, 2016 and 2015:

                 Affiliates                     2017 2016 2015
                 ----------                     ---- ---- ----
                 AIG Claims Inc.                $201 $173 $250
                 AIG PC Global Services, Inc.*    46  100  166
                                                ---- ---- ----
                    Total                       $247 $273 $416
                                                ==== ==== ====

* AIG PC Global Services, Inc. is below one-half of one percent in 2017 and 2016.

In 2017, 2016 and 2015 management service costs included severance expenses pertaining to an AIG-wide initiative to centralize work streams into lower cost locations and create a more streamlined organization.

H. Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the "Loan Facility"). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2017 and 2016, the Company had no outstanding liability pursuant to this Loan Facility.

Significant debt terms and covenants include the following:

..   The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;

..   The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof, and;

..   The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) the Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

7. Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) to an accumulation of losses from a number of smaller events; or c) to provide greater risk diversification. In addition, the Company assumes reinsurance from other insurance companies. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk.

39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The following table presents direct, assumed reinsurance and ceded reinsurance written and earned for the years ended December 31, 2017, 2016 and 2015:

                                      2017           2016           2015
  Years Ended December 31,       -------------- -------------- --------------
                                 Written Earned Written Earned Written Earned
  -------------------------      ------- ------ ------- ------ ------- ------
  Direct premiums                   682     592    715     481    576     378
  Reinsurance premiums assumed:
  Affiliates                      7,243   7,527  8,658   8,182  7,714   7,503
  Non-affiliates                    298     276    311     217    109     160
                                 ------  ------ ------  ------ ------  ------
     Gross premiums               8,223   8,395  9,684   8,880  8,399   8,041
                                 ------  ------ ------  ------ ------  ------
  Reinsurance premiums ceded:
  Affiliates                      1,264   1,205  1,513   1,169  1,118     972
  Non-affiliates                  1,928   2,020  1,903   1,659  1,572   1,574
                                 ------  ------ ------  ------ ------  ------
     Net premiums                $5,031  $5,170 $6,268  $6,052 $5,709  $5,495
                                 ======  ====== ======  ====== ======  ======

As of December 31, 2017 and 2016, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                                                Paid  Reserves
                                      Unearned Losses   for
                                      Premium   and    Losses
                                      Reserves  LAE   and LAE
                                      -------- ------ --------
                  December 31, 2017:
                  Affiliates           $1,068   $ 59  $ 9,829
                  Non-affiliates          608    266    7,747
                                       ------   ----  -------
                     Total             $1,676   $325  $17,576
                                       ======   ====  =======
                  December 31, 2016:
                  Affiliates           $1,007   $ 64  $10,436
                  Non-affiliates          700    275    7,865
                                       ------   ----  -------
                     Total             $1,707   $339  $18,301
                                       ======   ====  =======

A. Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2017 and 2016 with the return of the unearned premium reserve is as follows:

                     Assumed Reinsurance Ceded Reinsurance         Net
                     ------------------  ------------------ -----------------
                     Premium  Commission Premium Commission Premium Commission
                     Reserve    Equity   Reserve   Equity   Reserve   Equity
                     -------  ---------- ------- ---------- ------- ----------
  December 31, 2017
  Affiliates         $4,150      $745    $1,068     $179    $3,082     $566
  All Other             161        29       608      102      (447)     (73)
                     ------      ----    ------     ----    ------     ----
  Total              $4,311      $774    $1,676     $281    $2,635     $493
                     ------      ----    ------     ----    ------     ----
  December 31, 2016
  Affiliates         $4,420      $750    $1,007     $160    $3,413     $590
  All Other             139        24       700      111      (561)     (87)
                     ------      ----    ------     ----    ------     ----
  Total              $4,559      $774    $1,707     $271    $2,852     $503
                     ======      ====    ======     ====    ======     ====

40 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)



B. Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders' surplus at December 31, 2017 and 2016 with respect to an individual reinsurer, and each of such reinsurer's related group members having an unsecured aggregate reinsurance balance with the company, are as follows:

            Reinsurer                                 2017    2016
            ---------                                ------- -------
            Affiliates:
               Combined Pool*                        $ 8,648 $ 9,027
               Eaglestone Reinsurance Company          1,019     986
               Other affiliates                            3      54
                                                     ------- -------
               Total affiliates                      $ 9,670 $10,067
                                                     ------- -------
               Berkshire Hathaway Group                4,733   1,025
               Swiss Re Group                            536     590
               Munich Re Group**                          85     227
                                                     ------- -------
            Total Non-affiliates                       5,354   1,842
                                                     ------- -------
               Total affiliates and non-affiliates   $15,024 $11,909
                                                     ======= =======

* Includes intercompany pooling impact of $887 related to Unearned Premium Reserve, $7,505 related to Reserves for Losses and LAE and $17 related to Paid losses and LAE as of and for the year ended December 31, 2017, and $812, $8,049, and $23, respectively, as of and for the year ended December 31, 2016
** Munich Re Group is less than 3% in 2017

C. Reinsurance Recoverable in Dispute

At December 31, 2017 and 2016, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $58 and $86 as of December 31, 2017 and 2016, respectively.

D. Retroactive Reinsurance

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO's
80 percent share, NICO's limit of liability under the contract is $20,000. The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 through date of payment. American Home's share of the consideration paid was $3,566. NICO placed the consideration received into a collateral trust account as security for NICO's claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO's obligations under the agreement.

American Home accounted for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of the Company's Unassigned funds.

The total surplus gain recognized by the Combined Pool as of December 31, 2017 and 2016 was $1,426 and $1,113, respectively. American Home's share of this gain as of December 31, 2017 and 2016 was $689 and $514, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

E. Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool's net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies' reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2017 and 2016 the amount in trust was $3,703 and $3,135, respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2017 and 2016 was $1,295 and $1,353, respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


F. Commutation of Ceded Reinsurance

During 2015, the Pool completed a commutation with Transatlantic Reinsurance Company and its subsidiaries ("Transatlantic") associated with both ceded and assumed reinsurance agreements covering the amounts due under, or in connection with, 1986 and prior reinsurance agreements and U.S. asbestos claims under 1987 and later reinsurance agreements. A total of $400 was paid by Transatlantic as a net commutation payment. A significant portion of the commuted arrangements related to asbestos losses that are subject to the retroactive reinsurance agreement with NICO. Of the total consideration, Transatlantic paid $350 directly to NICO pursuant to the Company's arrangement whereby NICO administers the claims, bills and collects directly from reinsurers. The Combined Pool recognized a loss in 2015 of $44 related to the portion of the commutation arrangement retained by the Combined Pool member companies, of which the Company's share was $13.

8. Income Taxes

U.S. TAX REFORM OVERVIEW

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes impacting the Company.

Provisions of the Tax Act include reductions or elimination of deductions for certain items, e.g. reductions to corporate dividends received deductions, disallowance of entertainment expenses, and limitations on the deduction of certain executive compensation costs. These provisions, generally, result in an increase in the Company's taxable income in the years beginning after December 31, 2017. Changes specific to the property and casualty insurance industry include the changes to the calculation of insurance tax reserves and related transition adjustments and computation of proration adjustments.

Consistent with Staff Accounting Bulletin No. 118 released by the Securities and Exchange Commission, the NAIC issued INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act ("INT 18-01"), which provides guidance on statutory accounting for the tax effects of the Tax Act. INT 18-01 addresses situations where accounting for certain income tax effects of the Tax Act under SSAP 101, Income Taxes, ("SSAP 101") may be incomplete upon issuance of an entity's financial statements and provides a one-year measurement period from enactment date to complete the accounting under SSAP 101. In accordance with INT 18-01, a company must reflect the following:

..   Income tax effects of those aspects of the Tax Act for which accounting under SSAP 101 is complete;

..   Provisional estimate of income tax effects of the Tax Act to the extent accounting is incomplete but a reasonable estimate is determinable; and

..   If a provisional estimate cannot be determined, SSAP 101 should still be applied on the basis of tax law provisions that were in effect immediately before the enactment of the Tax Act.

Consistent with requirements of SSAP 101, we have remeasured our deferred tax assets and liabilities with reference to the statutory income tax rate of 21 percent and taken into consideration other provisions of the Tax Act. As of December 31, 2017, we had not fully completed our accounting for the tax effects of the Tax Act. Our provision for income taxes for the period ended December 31, 2017 is based in part on a reasonable estimate of the effects on existing deferred tax balances and of certain provisions of the Tax Act. To the extent a reasonable estimate of the impact of certain provisions was determinable, we recorded provisional estimates as a component of provision of income taxes. To the extent a reasonable estimate of the impact of certain provisions was not determinable, we have not recorded any adjustments and continued accounting for them in accordance with SSAP 101 on the basis of the tax laws in effect before enactment of the Tax Act.

The Tax Act includes provisions for Global Intangible Low-Taxed Income ("GILTI"), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax ("BEAT"), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. Where applicable, consistent with accounting guidance, we will treat BEAT as an in period tax charge when incurred in future periods for which no deferred taxes need to be provided and made an accounting policy election to treat GILTI taxes in a similar manner. Accordingly, no provision for income tax related to GILTI or BEAT was recorded as of December 31, 2017.

Tax effects for which a reasonable estimate can be determined

Provisions Impacting Property and Casualty Insurance Companies

The Tax Act modified computations of insurance reserves for property and casualty insurance companies. Specifically, the Act extends the discount period for certain long-tail lines of business from 10 years to 24 years and increases the discount rate, replacing the applicable federal rate for a

42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


higher-yield corporate bond rate, and eliminates the election allowing companies to use their historical loss payment patterns for loss reserve discounting. Adjustments related to the differences in insurance reserves balances computed historically versus the Tax Act have to be taken into income over eight years. Accordingly, at December 31, 2017, these changes give rise to a new deferred tax liability. We have recorded a reasonable estimate of $74 with respect to this deferred tax liability. This increase in deferred tax liabilities is offset by an increase in the deferred tax asset related to loss reserves as a result of applying the new provisions of the Tax Act.

Provisions Impacting Projections of Taxable Income and Admissibility of Deferred Tax Assets

Certain provisions of the Tax Act impact our projections of future taxable income used in analyzing realizability of our deferred tax assets. In certain instances, provisional estimates have been included in our future taxable income projections for these specific provisions to reflect application of the new tax law. We do not currently anticipate that our reliance on provisional estimates would have a material impact on our determination of realizability of our deferred tax assets.

Tax effects for which no estimate can be determined

The Tax Act may affect the results in certain investments and partnerships in which we are a non-controlling interest owner. The information needed to determine a provisional estimate is not currently available (such as for interest deduction limitations in those entities and the changed definition of a U.S. Shareholder). Accordingly, we continued accounting for these investments in accordance with SSAP 101 on the basis of the tax laws in effect before enactment of the Tax Act, and no provisional estimates were recorded.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2017 and 2016 are as follows:

                                     12/31/2017              12/31/2016                Change
                               ----------------------- ----------------------- ----------------------
                               Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                               -------- ------- ------ -------- ------- ------ -------- ------- -----
Gross DTA                       $1,000   $167   $1,167  $1,556   $192   $1,748  $(556)   $(25)  $(581)
Statutory Valuation Allowance       --     20       20      --     32       32     --     (12)    (12)
                                ------   ----   ------  ------   ----   ------  -----    ----   -----
Adjusted Gross DTA               1,000    147    1,147   1,556    160    1,716   (556)    (13)   (569)
Nonadmitted DTA                     13     --       13     387     --      387   (374)     --    (374)
                                ------   ----   ------  ------   ----   ------  -----    ----   -----
Subtotal Admitted DTA              987    147    1,134   1,169    160    1,329   (182)    (13)   (195)
DTL                                173    147      320     328    160      488   (155)    (13)   (168)
                                ------   ----   ------  ------   ----   ------  -----    ----   -----
Net Admitted DTA/(DTL)          $  814   $ --   $  814  $  841   $ --   $  841  $ (27)   $ --   $ (27)
                                ======   ====   ======  ======   ====   ======  =====    ====   =====

At December 31, 2017, the Company recorded gross deferred tax assets ("DTA") of $1,167. A valuation allowance was established on net capital deferred tax assets of $20 as it is management's belief that certain assets will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2017 and 2016:

                                                        12/31/2017              12/31/2016                Change
                                                  ----------------------- ----------------------- ----------------------
                                                  Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                                                  -------- ------- ------ -------- ------- ------ -------- ------- -----
Adjusted gross DTAs realizable within 36
  months or 15 percent of statutory surplus (the
  lesser of 1 and 2 below)                          $814    $ --   $  814  $  841   $ --   $  841  $ (27)   $ --   $ (27)
   1. Adjusted gross DTAs realizable within
     36 months                                       816      --      816     966     --      966   (150)     --    (150)
   2. 15 percent of statutory surplus                 NA      NA      814      NA     NA      841     NA      NA     (27)
Adjusted gross DTAs that can be offset against
  DTLs                                               173     147      320     328    160      488   (155)    (13)   (168)
                                                    ----    ----   ------  ------   ----   ------  -----    ----   -----
   Total DTA admitted as the result of
     application of SSAP 101                        $987    $147   $1,134  $1,169   $160   $1,329  $(182)   $(13)  $(195)
                                                    ====    ====   ======  ======   ====   ======  =====    ====   =====

                                                                               2017   2016
                                                                              ------ ------
Ratio percentage used to determine recovery period and threshold limitation
  amount                                                                        369%   362%
Amount of adjusted capital and surplus used to determine recovery period and
  threshold limitation in (2) above.                                          $5,424 $5,607

43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The following table shows the components of the current income tax expense (benefit) for the periods listed:

         For the years ended December 31,           2017  2016  Change
         --------------------------------           ----  ----  ------
         Federal income tax                         $(79) $(45)  $(34)
         Foreign income tax                           10    11     (1)
                                                    ----  ----   ----
         Subtotal                                    (69)  (34)   (35)
                                                    ----  ----   ----
         Federal income tax on net capital gains      82    61     21
                                                    ----  ----   ----
         Federal and foreign income taxes incurred  $ 13  $ 27   $(14)
                                                    ====  ====   ====

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2017 and 2016:

                                                  2017   2016  Change
                                                 ------ ------ ------
          Ordinary
          Discounting of unpaid losses           $  192 $  309 $(117)
          Nonadmitted assets                         25     61   (36)
          Unearned premium reserve                  173    304  (131)
          Bad debt expense                           15     26   (11)
          Net operating loss carry forward          423    620  (197)
          Foreign tax credit carry forward           62     57     5
          Investments                                32     78   (46)
          Mortgage Contingency Reserve               22     23    (1)
          Intangible Assets                          15     21    (6)
          Other temporary differences                41     57   (16)
                                                 ------ ------ -----
          Subtotal                                1,000  1,556  (556)
          Nonadmitted                                13    387  (374)
                                                 ------ ------ -----
          Admitted ordinary deferred tax assets  $  987 $1,169 $(182)
                                                 ------ ------ -----
          Capital
          Investments                            $  162 $  181 $ (19)
          Unrealized capital losses                   5     11    (6)
                                                 ------ ------ -----
          Subtotal                                  167    192   (25)
                                                 ------ ------ -----
          Statutory valuation allowance              20     32   (12)
                                                 ------ ------ -----
          Admitted capital deferred tax assets      147    160   (13)
                                                 ------ ------ -----
          Admitted deferred tax assets           $1,134 $1,329 $(195)
                                                 ====== ====== =====

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2017 and 2016:

                                                          2017 2016 Change
                                                          ---- ---- ------
      Ordinary
      Investments                                         $ 86 $124 $ (38)
      Intangible Assets                                     --   14   (14)
      Deferred Reinsurance Gain                             --  180  (180)
      Tax Act adjustment to discounting of unpaid losses    74   --    74
      Section 481(a) adjustment                              6   --     6
      Other temporary differences                            7   10    (3)
                                                          ---- ---- -----
      Subtotal                                             173  328  (155)
                                                          ---- ---- -----
      Capital
      Investments                                         $ 45 $ 65 $ (20)
      Unrealized capital gains                             101   94     7
      Other temporary differences                            1    1    --
                                                          ---- ---- -----
      Subtotal                                             147  160   (13)
                                                          ---- ---- -----
      Deferred tax liabilities                             320  488  (168)
                                                          ---- ---- -----
      Net deferred tax assets/liabilities                 $814 $841 $ (27)
                                                          ==== ==== =====

44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The change in net deferred tax assets is comprised of the following:

                                                                        2017    2016   Change
                                                                       ------  ------  ------
Adjusted gross deferred tax assets                                     $1,147  $1,716  $(569)
Total deferred tax liabilities                                           (320)   (488)   168
                                                                       ------  ------  -----
Net deferred tax assets (liabilities)                                     827   1,228   (401)
Tax effect of unrealized gains (losses) (excluding impact of Tax Act)                    (77)
Impact of Tax Act on tax effect of unrealized gains (losses)                              64
                                                                                       -----
Total change in net deferred tax                                                       $(388)
                                                                                       =====
Change in deferred tax - current year                                                    198
Change in deferred tax - impact of Tax Act                                              (588)
Change in deferred tax - current year - other surplus items                               (4)
                                                                                       -----
Change in deferred tax - current year -total                                             394
                                                                                       -----
Change in deferred tax - prior period correction                                          (6)
                                                                                       -----
Total change in deferred tax - current year                                            $(388)
                                                                                       =====

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2017:

                                                    Current Deferred Total
                                                    ------- -------- -----
      SSAP 3 impact:
      SSAP 3 - general items                          $ 3     $ (1)  $  2
      SSAP 3 - statutory valuation allowance           --        7      7
                                                      ---     ----   ----
      Subtotal SSAP 3                                   3        6      9
      SSAP 3 - unrealized gain/loss                    --      (11)   (11)
                                                      ---     ----   ----
      SSAP 3 - adjusted tax assets and liabilities      3       (5)    (2)
      SSAP 3 - nonadmitted impact                      --       10     10
                                                      ---     ----   ----
      Total SSAP 3 impact                             $ 3     $  5   $  8
                                                      ===     ====   ====

45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2017, 2016 and 2015:

                                                                       2017              2016              2015
                                                                 ----------------  ----------------  ----------------
Description                                                      Amount Tax Effect Amount Tax Effect Amount Tax Effect
-----------                                                      ------ ---------- ------ ---------- ------ ----------
Net Income (Loss) Before Federal Income Taxes and Capital Gains
  Taxes                                                          $(380)   $(133)   $(216)   $ (76)   $ (70)    $(24)
Book to Tax Adjustments:
Tax Exempt Income, net of proration                                (71)     (25)    (118)     (41)    (124)     (43)
Transfer Pricing                                                    --       --       (5)      (2)     (35)     (12)
Change in Nonadmitted Assets                                        46       16       19        7       25        9
Change in Tax Position                                              --        2       --       17       --        1
Statutory Valuation Allowance                                       --       (5)      --       32       --       --
Return to Provision                                                 --       (3)      --       (7)      --       (1)
Change in contingency reserve                                      (39)     (14)     (44)     (15)     (22)      (8)
Impact of Tax Act                                                           588
Real Estate Redemption                                             (72)     (25)
Other                                                                6        6        2       --        2        3
                                                                 -----    -----    -----    -----    -----     ----
Total Book to Tax Adjustments                                     (130)     540     (146)      (9)    (154)     (51)
                                                                 -----    -----    -----    -----    -----     ----
Total Income Tax                                                 $(510)   $ 407    $(362)   $ (85)   $(224)    $(75)
                                                                 =====    =====    =====    =====    =====     ====
Federal and Foreign Income Taxes Incurred                           --      (69)      --      (34)      --      (10)
Federal Income Tax on Net Capital Gains                             --       82       --       61       --       15
Change in Net Deferred Income Taxes                                 --      394       --     (118)      --      (80)
Less: Change in Deferred Tax - Other Surplus Items                  --       --       --        6       --       --
                                                                 -----    -----             -----              ----
Total Income Tax                                                 $  --    $ 407    $  --    $ (85)   $  --     $(75)
                                                                 =====    =====    =====    =====    =====     ====

Operating loss and tax credit carry-forwards

At December 31, 2017, the Company had net operating loss carry forwards
  originating during the years 2011 to 2017 and expiring through 2037 of:         $2,012
At December 31, 2017, the Company had no capital loss carry-forwards.             $   --
At December 31, 2017, the Company had no AMT credit carry-forwards.               $   --
At December 31, 2017, the Company had foreign tax credits originating during the
  years 2012 to 2017 and expiring through 2027 of:                                $   62

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2017. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2017, there was a $17 liability related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2017, the tax years from 2000 to 2016 remain open.

The following table lists those companies that form part of the 2017 AIG consolidated federal income tax return:

46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


        Company                   Company                   Company                   Company                   Company
------------------------- ------------------------- ------------------------- ------------------------- ------------------------
245 LGC Hotel Owner LLC   A.I. Credit Consumer      A.I. Credit Corp.         ABI Holdings LLC          AGC Life Insurance
                          Discount Company                                                              Company

AGLIC GRE Harrison        AH Land 1470 Palmetto,    AH SubGP 1000 Woodwind    AH SubGP 1007 Highland    AH SubGP 1008 Castle
Investor, LLC             LLC                       Lakes, LLC                Meadow, LLC               Highlands, LLC

AH SubGP 1020             AH SubGP 1045             AH SubGP 1098 Green       AH SubGP 1120 Camp        AH SubGP 1122 English
Collingham, LLC           Montgomery, LLC           Pines, LLC                Verde, LLC                Oaks, LLC

AH SubGP 1158 Flat Iron,  AH SubGP 1167             AH SubGP 1199 Rancho      AH SubGP 1207 Park        AH SubGP 1209
LLC                       Steeplechase, LLC         Del Sol, LLC              Place, LLC                Honeycreek, LLC

AH SubGP 1210 Geronimo,   AH SubGP 1211 Mision Del  AH SubGP 1212 Painted     AH SubGP 1248 North       AH SubGP 1263 West
LLC                       Valle, LLC                Desert, LLC               Vista, LLC                Virginia, LLC

AH SubGP 1324 Crossings   AH SubGP 1371 University  AH SubGP 1384 Woodglen,   AH SubGP 1422 Gardens at  AH SubGP 1433 Magnolia,
at Heritage, LLC          Square, LLC               LLC                       Stafford, LLC             LLC

AH SubGP 1470 Palmetto,   AH SubGP 1535 Hunter's    AH SubGP 1548 Walnut, LLC AH SubGP 1551 Spanish     AH SubGP 1597 Broadmoor,
LLC                       Run, LLC                                            Creek, LLC                LLC

AH SubGP 1600 Rainer, LLC AH SubGP 1631 Broadway,   AH SubGP 1661 Woodchase,  AH SubGP 1694 Sonoma, LLC AH SubGP 206 West Park,
                          LLC                       LLC                                                 LLC

AH SubGP 245 Garland, LLC AH SubGP 306 Piedmont,    AH SubGP 348 River Run,   AH SubGP 39 Wellington    AH SubGP 472 Carolina
                          LLC                       LLC                       Place, LLC                Spring, LLC

AH SubGP 474 Arrowhead    AH SubGP 479 Sunrise, LLC AH SubGP 503 Southgate    AH SubGP 516              AH SubGP 585 St. Clair,
Ridge, LLC                                          II, LLC                   Merrilltown, LLC          LLC

AH SubGP 586 Charlotte    AH SubGP 592 Waterford    AH SubGP 603 Casa         AH SubGP 672 Kings        AH SubGP 675 Greenbrier,
Spring, LLC               at Summit View, LLC       Grande, LLC               Crest, LLC                LLC

AH SubGP 706 River Run    AH SubGP 716 Villas of    AH SubGP 757 Argyle       AH SubGP 785 Mayfield,    AH SubGP 787 North
II, LLC                   Mission Bend, LLC         Avenue, LLC               LLC                       Knoll, LLC

AH SubGP 821 San Luis     AH SubGP 835 Whispering,  AH SubGP 911 Mainland,    AH SubGP 914 Grand        AH SubGP 919 MS
Bay, LLC                  LLC                       LLC                       Pointe II, LLC            Loveland, LLC

AH SubGP 929 Collinwood,  AH SubGP 935 Dunlop       AH SubGP 936 Emmaus, LLC  AH SubGP 940 Crescent     AH SubGP 943 Southcreek,
LLC                       farms, LLC                                          Pointe, LLC               LLC

AH SubGP 997 Maxey, LLC   AH SubGP GAG Gandolf, LLC AH SubGP MDL, LLC         AHAC GRE Harrison         AICCO, Inc. [Delaware]
                                                                              Investor, LLC

AIG Aerospace Adjustment  AIG Aerospace Insurance   AIG Asset Management      AIG Assurance Company     AIG BG Holdings LLC
Services, Inc.            Services, Inc.            (U.S.), LLC

AIG Capital Corporation   AIG Capital Services,     AIG Castle Holdings II    AIG Castle Holdings LLC   AIG Central Europe & CIS
                          Inc.                      LLC                                                 Insurance Holdings
                                                                                                        Corporation

AIG Century               AIG Claims, Inc.          AIG Commercial Equipment  AIG Commercial Equipment  AIG Consumer Finance
Verwaltungsgesellschaft                             Finance Company, Canada   Finance, Inc.             Group, Inc.
mbH

AIG Credit (Europe)       AIG Credit Corp.          AIG Direct Insurance      AIG Employee Services,    AIG Equipment Finance
Corporation                                         Services, Inc.            Inc.                      Holdings, Inc.

AIG Europe Holdings       AIG FCOE, Inc.            AIG Federal Savings Bank  AIG Financial Advisor     AIG Financial Products
Limited                                                                       Services, Inc.            Corp.

AIG Fund Services, Inc.   AIG G5, Inc.              AIG Global Asset          AIG Global Capital        AIG Global Real Estate
                                                    Management Holdings Corp. Markets Securities, LLC   Investment (Europe)
                                                                                                        Limited

AIG Global Real Estate    AIG Global Real Estate    AIG Global Real Estate    AIG Home Loan 1, LLC      AIG Home Loan 2, LLC
Investment Corp.          Investment Corp. [Russia] Investment de Mexico, S.
                                                    de R.L. de C.V.

AIG Home Loan 3, LLC      AIG Home Loan 4, LLC      AIG Home Loan 5, LLC      AIG Insurance Management  AIG International Inc.
                                                                              Services, Inc.

AIG Kirkwood, Inc.        AIG Korean Real Estate    AIG Life Holdings, Inc.   AIG Life of Bermuda, Ltd. AIG Lodging
                          Development YH                                                                Opportunities, Inc.

47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)

        Company                   Company                   Company                   Company                   Company
------------------------- ------------------------- ------------------------  ------------------------  -------------------------
AIG Markets, Inc.         AIG Matched Funding Corp. AIG MEA Investments and   AIG MEA Investments and   AIG Mortgage Capital, LLC
                                                    Services, Inc. [Dubai     Services, LLC
                                                    Airport Free Zone]

AIG North America, Inc.   AIG Offshore Systems      AIG PC European           AIG PC Global Services,   AIG PC Global Services,
                          Services, Inc.            Insurance Investments     Inc.                      Inc. United Kingdom
                                                    Inc.                                                branch

AIG Portfolio Solutions   AIG Procurement           AIG Property Casualty     AIG Property Casualty     AIG Property Casualty
LLC                       Services, Inc.            Company                   Europe Financing Limited  Inc.

AIG Property Casualty     AIG Property Casualty     AIG Realty, Inc.          AIG Relocation, Inc.      AIG S1, Inc.
International, LLC        U.S., Inc.

AIG Securities Lending    AIG Shared Services       AIG Shared Services       AIG Shared Services       AIG Specialty Insurance
Corp.                     Corporation               Corporation - Management  Corporation               Company
                                                    Services                  (Philippnines Branch)

AIG Spring Ridge I, Inc.  AIG Technologies, Inc.    AIG Trading Group Inc.    AIG Travel Assist, Inc.   AIG Travel EMEA Limited

AIG Travel Europe Limited AIG Travel, Inc.          AIG United Guaranty       AIG United Guaranty,      AIG Warranty Services of
                                                    Agenzia Di Assicurazione  Sociedad Limitada         Florida, Inc.
                                                    S.R.L.

AIG Warranty Services,    AIG WarrantyGuard, Inc.   AIG.COM, Inc.             AIG-FP Capital            AIG-FP Matched Funding
Inc.                                                                          Preservation Corp.        Corp.

AIG-FP Pinestead          AIG-FP Private Funding    AIG-FP Structured         AIGGRE 19 Chapin          AIGGRE 251 West 30th
Holdings Corp.            (Cayman) Limited          Finance (Cayman) Limited  Investor LLC              Street Investor LLC

AIGGRE 401 Hennepin       AIGGRE 520 Eola Investor  AIGGRE 5th and Summit     AIGGRE 6037 Investor LLC  AIGGRE 950 Second
Investor LLC              LLC                       Investor LLC                                        Investor, LLC

AIGGRE Bartlett Investor  AIGGRE Bartlett Investor  AIGGRE Beachwalk          AIGGRE Bellevue II        AIGGRE Bellevue
I LLC                     II LLC                    Investor LLC              Investor LLC              Investor, LLC

AIGGRE Bonita Springs     AIGGRE Bridges/Angeline   AIGGRE Carrollton         AIGGRE Cherry Creek       AIGGRE City Center
Investor LLC              Investor, LLC             Investor LLC              Investor, LLC             Investor LLC

AIGGRE Clarity Pointe     AIGGRE Clarity Pointe     AIGGRE Clarity Pointe     AIGGRE Clarity Pointe     AIGGRE Clarity Pointe
Coconut Creek Investor    Investor LLC              Platform LLC              Stuart Investor LLC       Tallahassee Investor LLC
LLC

AIGGRE Columbia Hotel     AIGGRE Columbia Pike, LLC AIGGRE Consolidated       AIGGRE Corte Madera, LLC  AIGGRE Crescent Bellevue
Investor LLC                                        Retail Holdco LLC                                   Investor LLC

AIGGRE Crest Ridge        AIGGRE D36 Investor LLC   AIGGRE Dakota Springs     AIGGRE DC Ballpark        AIGGRE Dunwoody
Senior Housing Investor                             Investor LLC              Investor, LLC             Investor, LLC
LLC

AIGGRE Edgewater          AIGGRE Emerald Bay Club   AIGGRE EOLA, LLC          AIGGRE Fairfax, LLC       AIGGRE Fairways Investor
Investor LLC              Investor LLC                                                                  LLC

AIGGRE Forest City West   AIGGRE Foundry Investor   AIGGRE Gainesville West   AIGGRE Gardens Investor,  AIGGRE GT Assisted
Village Investor, LLC     LLC                       38 Investor LLC           LLC                       Living Investor, LLC

AIGGRE Hazel Dell         AIGGRE Hill7 Investor LLC AIGGRE Hyde Park, LLC     AIGGRE Island Club        AIGGRE King's Crossing
Investor LLC                                                                  Investor LLC              Investor LLC

AIGGRE Lake Norman        AIGGRE Lane Field         AIGGRE Laurel Towne       AIGGRE Lexington Hotel    AIGGRE Livermore
Investor LLC              Investor LLC              Centre Investor LLC       Investor LLC              Longfellow Investor LLC

AIGGRE LSU Baton Rouge,   AIGGRE Maple, LLC         AIGGRE Market Street II   AIGGRE Market Street LLC  AIGGRE Metro Place, LLC
LLC                                                 LLC

AIGGRE Mills Investor LLC AIGGRE MXIP-OD l LLC      AIGGRE MXIP-OD ll LLC     AIGGRE Mystic, LLC        AIGGRE Naples Investor
                                                                                                        LLC

AIGGRE Nashville Hotel    AIGGRE North Central      AIGGRE North Getty        AIGGRE Oakland Investor   AIGGRE Papermill
Investor LLC              Investor LLC              Investor LLC              LLC                       Investor I LLC

AIGGRE Papermill          AIGGRE Park Central II    AIGGRE Park Central, LLC  AIGGRE Paterson Investor  AIGGRE Peachtree, LLC
Investor II LLC           Investor LLC                                        LLC

48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)

       Company                 Company                 Company                 Company                 Company
----------------------- ----------------------- ----------------------- ----------------------- -----------------------
AIGGRE Pearl Block 136  AIGGRE Rancho           AIGGRE Redmond          AIGGRE Retail Investor  AIGGRE Retail Investor
Investor LLC            Dominguez Investor LLC  Investor, LLC           I, LLC                  II, LLC

AIGGRE Ritz Block       AIGGRE Riverfront, LLC  AIGGRE Riverhouse       AIGGRE San Pedro        AIGGRE Solana Olde
Investor LLC                                    Investor LLC            Industrial Owner LLC    Town Investor LLC

AIGGRE St. Charles      AIGGRE St. Simons       AIGGRE ST. Tropez       AIGGRE SWII Investor    AIGGRE Tampa Parkland
Investor LLC            Investor LLC            Investor LLC            LLC                     GP, LLC

AIGGRE Tampa Parkland,  AIGGRE Toringdon        AIGGRE Torrance II LLC  AIGGRE Torrance, LLC    AIGGRE UMN Hotel
LLC                     Investor LLC                                                            Investor LLC

AIGGRE Uptown Village   AIGGRE Vantage Point    AIGGRE Vista, LLC       AIGGRE Williamsburg LLC AIGGRE Windy Ridge
Investor LLC            Investor LLC                                                            Investor LLC

AIU Insurance Company   AIUH LLC                Akita, Inc.             Alabaster Capital LLC   AM Holdings LLC

Ambler Holding Corp.    American Athletic       American General        American General        American General
                        Club, Inc.              Annuity Service         Assignment Corporation  Assignment Corporation
                                                Corporation                                     of New York

American General        American General Life   American General Life   American General Life   American General
Insurance Agency, Inc.  Insurance Co.           Insurance Company       Services Company, LLC   Realty Investment
                                                                                                Corporation

American Home           American International  American International  American International  American International
Assurance Company       Facilities Management,  Group, Inc.             Realty Corporation      Reinsurance Company,
                        LLC                                                                     Ltd.

Applewood Funding Corp. Barnegat Funding Corp.  Barnegat Funding Trust  Blackbird               Blackcap Investments
                                                2015-1                  Investments LLC         LLC

Bluewood Investments    Branch Retail Partners  C&I UK Investments Ltd. CAP Investor 1, LLC     CAP Investor 10, LLC
LLC                     Consolidated, L.P.

CAP Investor 2, LLC     CAP Investor 4, LLC     CAP Investor 5, LLC     CAP Investor 8, LLC     Castle 2003-2 Trust

Castle US Inc.          CEF Lease Holding, LLC  Charleston Bay SAHP     Chartis Excess Limited  Cherrywood Investments
                                                Corp.                                           LLC

Commerce and Industry   Connective Mortgage     Crossings SAHP Corp.    Curzon Funding Limited  Curzon Funding LLC
Insurance Company       Advisory Company

Curzon Street Funding   Deerfield Gillete, LLC  Design Professionals    DIL/SAHP Corp.          Eaglestone Reinsurance
Designated Activity                             Association Risk                                Company
Company                                         Purchasing Group, Inc.

Eastcheap Investments   Eastgreen, Inc.         F 2000, Inc.            Falls Church Corporate  First Principles
(Cayman) Limited                                                        Center LLC              Capital Management, LLC

Fischbach L.L.C.        Flamebright Investment  Forest SAHP Corp.       FQA Master Tenant MM,   French Quarter
                        Limited                                         LLC                     Apartments Manager, LLC

Global Loss             Global Loss             Grand Savannah SAHP     Granite State           Graphite Management LLC
Prevention, Inc.        Prevention, Inc.        Corp.                   Insurance Company
                        [Canada]

Hamilton Customer Care  Hamilton Insurance      Hamilton Services, LLC  Hamilton Specialty      Hamilton U.S.
Insurance Services, LLC Company                                         Insurance Company       Holdings, Inc.

Health Direct, Inc.     HPIS Limited            HPSC Hotel Owner LLC    HUMAN CONDITION         Illinois National
                                                                        SAFETY, INC.            Insurance Co.

Knickerbocker           Lavastone Capital LLC   Lexington Insurance     Livetravel, Inc.        Lower Makefield
Corporation                                     Company                                         Investor LLC

LSTREET I, LLC          LSTREET II, LLC         MG Reinsurance Limited  MIP Mezzanine, LLC      MIP PE Holdings, LLC

Morefar Marketing, Inc. Mt. Mansfield Company,  National Union Fire     National Union Fire     New Hampshire
                        Inc.                    Insurance Company Of    Insurance Company Of    Insurance Company
                                                Pittsburgh              Vermont

Nightingale Finance     Nightingale Finance LLC NSM Holdings, Inc.      NSM Investments, Inc.   OHCAP Investor 12, LLC
Limited

Orangewood Investments  Peachwood, LLC          Pearce & Pearce, Inc.   Persimmon LLC           Pine Street Real
LLC                                                                                             Estate Holdings Corp.

Plumwood, LLC           Prairie SAHP Corp.      Quartz Holdings LLC     Raptor Funding Corp.    Rialto Melbourne
                                                                                                Investor LLC

49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)

        Company                   Company                   Company                   Company                   Company
------------------------  ------------------------  ------------------------- ------------------------- -------------------------

Risk Specialists          Rokland Limited           SA Affordable Housing,    SA Investment Group, Inc. SAAHP GP Corp.
Companies Insurance                                 LLC
Agency, Inc.

SAFG Retirement           SAHP GA III - SC LLC      SAHP NCCAP 18, LLC        SAHP NCCAP 19, LLC        SAI Deferred
Services, Inc.                                                                                          Compensation Holdings,
                                                                                                        Inc.

Sandstone (2016) Ltd.     SCSP Corp.                Service Net Solutions of  Service Net Warranty, LLC Seventh Street Funding
                                                    Florida, LLC                                        LLC

Slate Capital LLC         SLP Housing GPDNAC, LLC   SNW Insurance Agency, LLC SPIA I LLC                Spicer Energy LLC

Spicer Holding Corp.      Spruce Peak Realty, LLC   Stoneland Limited         Stowe Country Club LLC    Stowe Mountain Holdings,
                                                                                                        Inc.

SubGen NT, Inc.           SunAmerica Affordable     SunAmerica Asset          SunAmerica Fund Assets    SunAmerica Fund Assets
                          Housing Partners, Inc.    Management, LLC           101, LLC                  107, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
115, LLC                  123, LLC                  125, LLC                  127, LLC                  130, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
133, LLC                  134, LLC                  138, LLC                  155, LLC                  167, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
46, LLC                   47, LLC                   48, LLC                   51, LLC                   52, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
53, LLC                   54, LLC                   56, LLC                   57, LLC                   58, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
59, LLC                   60, LLC                   62, LLC                   63, LLC                   64, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
65, LLC                   67, LLC                   68, LLC                   69. LLC                   70, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
71, LLC                   72, LLC                   73, LLC                   74 LLC                    75, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
76, LLC                   77, LLC                   78, LLC                   79, LLC                   80, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
82, LLC                   85, LLC                   86, LLC                   88, LLC                   90, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
92, LLC                   95, LLC                   96, LLC                   II, LLC                   VII, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
VIII, LLC                 XI, LLC                   XIII, LLC                 XIX, LLC                  XL, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XLI, LLC                  XLII, LLC                 XLIII, LLC                XVII, LLC                 XVIII, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XXIV, LLC                 XXIX, LLC                 XXV, LLC                  XXVI, LLC                 XXVII, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XXVIII, LLC               XXX, LLC                  XXXI, LLC                 XXXII, LLC                XXXIII, LLC

SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XXXIV, LLC                XXXIX, LLC                XXXVI, LLC                XXXVII, LLC               XXXVIII, LLC

SunAmerica Fund Assets,   SunAmerica Georgia        SunAmerica Life           SunAmerica Retirement     The Insurance Company of
LLC                       Investors III, LLC        Reinsurance Company       Markets, Inc.             the State of Pennsylvania

The United States Life    The United States Life    The Variable Annuity      The Variable Annuity      Travel Guard Americas LLC
Insurance Company in the  Insurance Company in the  Life Ins. S/A             Life Insurance Company
City of New York          City of NY

Travel Guard Group, Inc.  U G Corporation           United Guaranty Corp.     VALIC Financial           VALIC Retirement
                                                                              Advisors, Inc.            Services Company

Webatuck Corp.            Yellowwood Investments
                          LLC

50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)

9. Capital and Surplus and Dividend Restrictions

A. Dividend Restrictions

Under New York law, the Company may pay cash dividends only from Unassigned surplus determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus as defined in NY Insurance Law section 4105, adjusted for special surplus items, as of the last statement on file with the Superintendent, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended as of the last statement on file with the Superintendent) as to the amount of dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2018, as of December 31, 2017 is $0.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company did not pay any dividends in 2017.

The Company paid the following dividends during 2016:

  2016                                                     State approval
----------                                              ----------------------
Date paid  Amount           Type of Dividend            Required    Obtained
---------- ------ ------------------------------------  --------  -------------
6/30/2016   $300                              Ordinary    No      Not Required
9/30/2016    300                              Ordinary    No      Not Required
            ----
Total       $600
            ====


B. Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2017 and 2016 represented or reduced by each item below is as follows:

                                                        As Adjusted*
     Years Ended December 31,                     2017      2016      2016
     ------------------------------------------- -----  ------------ -----
     Unrealized gains and losses (net of taxes)  $ 244     $  40     $  20
     Nonadmitted asset values                     (130)     (540)     (562)
     Provision for reinsurance                     (20)      (37)      (37)

* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2017 and 2016.

10.Contingencies

A. Legal Proceedings

In the normal course of business, AIG and our subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In our insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which our subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the

51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


establishment of our loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, our subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, we establish reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, we are unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that we have recorded in our financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on our financial position or results of operation.

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and our subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. We have cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B. Leases

Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C. Other Commitments

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2017, the Company may be called upon for additional capital investments of up to $797.

At December 31, 2017, the Company had $59 of outstanding commitments related to various funding obligations associated with investments in commercial mortgage loans.

D. Guarantees

The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2017:

                                                     Policyholder                  Estimated  Policyholders'
                                  Date       Date    Obligations @ Invested Assets   Loss @      Surplus
Guaranteed Company               Issued   Terminated  12/31/2017    @ 12/31/2017   12/31/2017   12/31/2017
------------------------  ---- ---------- ---------- ------------- --------------- ---------- --------------
21st Century Advantage
  Insurance Company
  (f/k/a AIG Advantage
  Insurance Company )          12/15/1997  8/31/2009    $    --       $     27        $--        $    30
21st Century North
  America Insurance
  Company (f/k/a
  American International
  Insurance Company )           11/5/1997  8/31/2009         16            571         --            572
21st Century Pinnacle
  Insurance Company
  (f/k/a American
  International
  Insurance Company of
  New Jersey)                  12/15/1997  8/31/2009          2             41         --             43
21st Century Superior
  Insurance Company
  (f/k/a American
  International
  Insurance Company of
  California, Inc.)            12/15/1997  8/31/2009         --             29         --             31
AIG Edison Life
  Insurance Company
  (f/k/a GE Edison Life
  Insurance Company)            8/29/2003  3/31/2011      6,467         88,920         --          2,243
American General Life
  and Accident Insurance
  Company                   *    3/3/2003  9/30/2010      1,472        175,301         --          7,984
American General Life
  Insurance Company         *    3/3/2003 12/29/2006      8,020        175,301         --          7,984
American International
  Assurance Company
  (Australia) Limited
  ("AIA")                   **  11/1/2002 10/31/2010        443          1,799         --            574
Chartis Europe, S.A.
  (f/k/a AIG Europe,
  S.A.)                     *   9/15/1998 12/31/2012      4,709         13,551         --          4,278
AIG Seguros Mexico, S.A.
  de C.V. (f/k/a AIG
  Mexico Seguros
  Interamericana, S.A.
  de C.V.)                  *  12/15/1997  3/31/2015        250            151         --             94
Chartis UK (f/k/a
  Landmark Insurance
  Company, Limited (UK))    *    3/2/1998 11/30/2007        152         13,551         --          4,278
Farmers Insurance Hawaii
  (f/k/a AIG Hawaii
  Insurance Company,
  Inc.)                         11/5/1997  8/31/2009          1            100         --             95
Lloyd's Syndicate
  (1414) Ascot (Ascot
  Underwriting Holdings
  Ltd.)                         1/20/2005 10/31/2007         18            686         --            (14)
SunAmerica Annuity and
  Life Assurance Company
  (Anchor National Life
  Insurance Company)        *    1/4/1999 12/29/2006        919        175,301         --          7,984
SunAmerica Life
  Insurance Company         *    1/4/1999 12/29/2006      2,628        175,301         --          7,984
The United States Life
  Insurance Company in
  the City of New York           3/3/2003  4/30/2010      1,071         28,799         --          1,756
The Variable Annuity
  Life Insurance Company         3/3/2003 12/29/2006      4,583         80,724         --          2,800
                                                        -------       --------        ---        -------
Total                                                   $30,751       $930,153        $--        $48,715
                                                        =======       ========        ===        =======

*  Current affiliates
** AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company's best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

E. Joint and Several Liabilities

AIU and American Home are jointly and severally obligated to policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $26 and $33 of loss reserves in respect of such policies, as of December 31, 2017 and 2016, respectively. As of December 31, 2017, if the Japan affiliates were to fail to satisfy their obligations, the Company's share of the aggregate exposure under the pooling agreement is $16.

Each Pool member is also jointly and severally obligated to the other pool members, in proportion to their pool share, in the event any other pool member fails.

53 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


11.Other Significant Matters

A. Other Assets

As of December 31, 2017 and 2016, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

                Other admitted assets                 2017 2016
                ---------------------                 ---- ----
                Collateral on derivative liabilities  $  9 $ --
                Deposit accounting assets               13    8
                Guaranty funds receivable on deposit     9    8
                Loss funds on deposit                   54   46
                Other assets                           104   81
                                                      ---- ----
                Total other admitted assets           $189 $143
                                                      ==== ====

B. Other Liabilities

As of December 31, 2017 and 2016, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities                                                          2017  2016
-----------------                                                          ----  ----
Accrued retrospective premiums                                             $ 25  $ 20
Deferred commission earnings                                                 61    67
Deposit accounting liabilities                                               32    40
Paid loss clearing contra liability (loss reserve offset for paid claims)   (77)  (77)
Other accrued liabilities                                                   226   244
Remittances and items not allocated                                          10    10
Retroactive reinsurance reserves - ceded                                    (26)  (22)
Servicing carrier liability                                                   9     8
Statutory contingency reserve                                               105    66
                                                                           ----  ----
Total other liabilities                                                    $365  $356
                                                                           ====  ====

C. Other Income (Expense)

For the years ended December 31, 2017, 2016 and 2015, other income (expense) as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

       Other income (expense)                           2017  2016  2015
       ----------------------                           ----  ----  ----
       Equities and deposits in pools and associations  $  1  $  2  $ 14
       Fee income on deposit programs                      4     7     4
       Gain on sale of medical stop-loss business         91    --    --
       Interest expense on reinsurance program           (54)  (47)  (37)
       Other (expense) income                             (3)   18    14
                                                        ----  ----  ----
       Total other income (expense)                     $ 39  $(20) $ (5)
                                                        ====  ====  ====

54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


D. Non-Cash items

For the years ended December 31, 2017, 2016 and 2015, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

           Non-cash transactions                   2017   2016  2015
           ---------------------                  ------  ----  ----
           Capital contribution from parent:
              Pooling Restructure Transaction         --   700    --
              Securities                              --    --   125
              Receivable                              --    --   650
           Dividends to parent:
              Securities                              --  (600) (286)
           Funds Held:
              Premiums collected                    (313) (441)  (13)
              Benefit and loss related payments      229   244  (224)
              Interest                               (60)  (46)   --
              Commissions                            114   129   (64)
              Funds held                              30   114   301
           Intercompany Pooling Settlement:
              Securities received                    972   986   126
              Securities transferred              (1,337) (824) (776)
           Miscellaneous expense (income)
              Intercompany                            --    55    --
           Other:
              Securities*                             --   650    --

* 2015 Capital Contribution recorded as a receivable was settled in 2016 in the form of cash and securities.

E. Federal Home Loan Bank ("FHLB") Agreements

The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $12 and $19 of stock in the FHLB at December 31, 2017 and 2016, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2017, the Company had an actual borrowing capacity of $1,099 based on qualified pledged collateral. At December 31, 2017, the Company had borrowings of $65 from the FHLB.

F. Insurance-Linked Securities

The Company is a ceding insurer in three catastrophe bond reinsurance transactions in force as of December 31, 2017 covering the Company's direct and assumed property exposures. The aggregate amount the Company may receive under these arrangements in the event of catastrophic events that exceed the related attachment points for each applicable bond is $184.

G. Sale of Medical Stop-loss and Organ Transplant Business

On October 15, 2017, the Pool sold its medical stop-loss and organ transplant business and renewal rights to Tokio Marine HCC Life Insurance Company. The sale of the renewal rights resulted in a gain of $91 for the Pool. In addition to the sale of the renewal rights, the Pool entered into a 100 percent quota share reinsurance agreement to cede the in-force liabilities of these businesses as of the transaction date, which resulted in a gain of $6.5.

55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)


12. Subsequent Events

Subsequent events have been considered through April 20, 2018 for these Financial Statements issued on April 20, 2018.

Type I - Recognized Subsequent Events:

None

Type II - Nonrecognized Subsequent Events:

As of February 12, 2018, the Company and certain AIG affiliated insurers (collectively, the "Reinsureds", each of which is a member of the Combined
Pool) terminated and commuted certain existing reinsurance agreements with Eaglestone. The terminated and commuted reinsurance agreements with Eaglestone related to environmental impairment liability and related exposures, pre-1986 environmental, public entity, occupational accident exposures, miscellaneous run-off general liability and workers' compensation exposures, and selected physicians and surgeons professional liability policies. The commutation settlement is equal to the statutory book value of the ceded liabilities as of the January 1, 2017 effective date.

At the same time, the Reinsureds ceded substantially all commuted business as detailed above through various loss portfolio transfer reinsurance agreements to DSA RE, a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. Additionally, at the same time, the Reinsureds also ceded to DSA RE additional business related to certain excess workers' compensation (accident years 2011 and 2012), certain pollution legal liability, buffer trucking, some healthcare primary and excess product coverages businesses. The consideration for the above reinsurance agreements is equal to the statutory book value of the ceded liabilities as of the January 1, 2017 effective date. The consideration was settled on a funds withheld basis. Interest on the funds withheld is determined by the total return of certain earmarked portfolio of assets owned by the Reinsureds.

Further, on the same date, the Reinsureds also entered into a novation agreement among themselves and Eaglestone (as original reinsurer) and DSA RE (as replacement reinsurer) whereby obligations on certain blocks of excess workers' compensation business previously ceded to Eaglestone were novated to DSA RE on a funds withheld basis with a similar interest rate that is based on total returns from earmarked portfolio of assets.

The total statutory book value of the ceded liabilities as of January 1, 2017 related to the business ceded and novated to DSA RE were $3,976 and $1,577 respectively. These ceded liabilities represent loss and LAE reserves, unearned premium reserves, and experience account liability balances.

56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2017 and 2016 and for years ended December 31, 2017, 2016 and 2015.

                           PART C: OTHER INFORMATION

Item 26.Exhibits

(a) Board of Directors Resolution.

    (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b) Custodian Agreements. Inapplicable.

(c) Underwriting Contracts.

    (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (22)

    (2)     Form of Selling Group Agreement. (23)

    (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d) Contracts.

    (1) Specimen form of the "Platinum Investor(R) III" Flexible Premium Variable Life Insurance Policy (Policy Form No. 00600). (24)

    (2) Specimen form of Extension of Maturity Date Rider, Accumulation Value version (Maturity Extension Rider), Form No. 99110. (37)

    (3) Specimen form of Extension of Maturity Date Rider, Death Benefit version (Maturity Extension Rider), Form No. 99111. (37)

    (4)     Form of Accidental Death Benefit Rider, Form No. 82012. (38)

    (5) Form of Children's Insurance Benefit Rider, Term Life Insurance, Form No. 82410. (38)

    (6) Form of Term Life Insurance Benefit Rider, Providing Annually Renewable Term Insurance (Spouse Term Rider), Form No. 88390. (38)

    (7) Specimen form of Disclosure of Accelerated Death Benefits (also known as Terminal Illness Rider), Form No. AGLC102084 Rev0917. (61)

    (8)     Form of Waiver of Monthly Deduction Rider, Form No. 82001. (38)

(e) Applications.

    (1) Specimen form of Life Insurance Application - Part A, Form No. AGLC 100565-2003. (35)

    (2) Specimen form of Life Insurance Application - Part B, Form No. AGLC 100566-2003. (21)

    (3) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC 0198-00 Rev0406. (39)

    (4) Specimen form of Service Request Form, Form No. AGLC0223 Rev1217. (Filed herewith)

    (5)     Specimen form of Absolute Assignment, Form No. AGLC0010-2011
            Rev0315. (56)

    (6)     Specimen form of Collateral Assignment, Form No. AGLC0205
            Rev0617. (61)

    (7)     Specimen form of Name and Address Change, Form No. AGLC0222
            Rev0617. (61)

    (8)     Specimen form of Change of Ownership, Form No. AGLC0013
            Rev0715. (56)

    (9)     Specimen form of Change of Beneficiary, Form No. AGLC0108
            Rev0715. (56)

    (10) Specimen form of New Business Reissue Supplemental Application for Individual Life Insurance, Form No. ICC15-108558. (56)

    (11) Specimen form of Reinstatement Application for Individual Life Insurance, Form No. ICC15-108250 (56)

    (12) Specimen form of In-Force Change Application for Individual Life Insurance, Form No. ICC15-108251 Rev1115. (56)

    (13)    Specimen form of Service Request, Form No. AGLC0107 Rev0216. (56)

(f) Depositor's Certificate of Incorporation and By-Laws.

    (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

    (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13,
            1995. (5)

    (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (3)

(g) Reinsurance Contracts.

    (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (41)

    (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (41)

    (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (41)

    (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (41)

    (5) Automatic and Facultative Reinsurance Agreement between American General Life Insurance Company and Generali USA Life Reinsurance Company. (53)

(h) Participation Agreements.

    (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

    (1)(b) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities
            Incorporated. (16)

    (1)(c) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities
            Incorporated. (25)

    (1)(d) Form of Amendment No. 14 to Participation Agreement by and among AIM Variable Insurance Funds, Invesco Aim Distributors, Inc., American General Life Insurance Company and American General Equity Services Corporation, effective April 30, 2010. (48)

    (2)(a) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (28)

    (3)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (14)

    (3)(b) Form of Amendment No. 2 to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. and American Century Investment Services, Inc. (30)

    (4)(a) Form of Participation Agreement Between American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (6)

    (4)(b) Amendment One to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (7)

    (4)(c) Form of Fourth Amendment to Participation Agreement dated June 1, 2009 between American General Life Insurance Company, each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Investment Portfolios effective October 1, 2007. (43)

    (5)(a) Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company of Delaware dated April 27, 2012. (50)

    (6)(a) Form of Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of October 1, 2002. (12)

    (6)(b) Form of Amendment No. 5 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (44)

    (6)(c) Form of Amendment No. 6 to Amended and Restated Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., SunAmerica Capital Services, Inc. and American General Life Insurance Company. (53)

    (7)(a) Form of Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and American General Life Insurance Company. (29)

    (7)(b) Form of Amendment No. 1 to Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and American General Life Insurance Company. (60)

    (8)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (17)

    (8)(b) Form of Amendment to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (56)

    (9)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. effective as of April 24, 2009.
            (46)

    (10)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

    (10)(b) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (17)

    (10)(c) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and American General Life Insurance Company, dated December 19, 2005. (41)

    (11)(a) Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller
            Anderson & Sherrerd LLP., Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (8)

    (11)(b) Amendment Number 1 to Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (10)

    (11)(c) Form of Amendment Seven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital

            Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (16)

    (11)(d) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (26)

    (11)(e) Form of Amendment 13 to Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., Morgan Stanley Investment Management Inc., American General Life Insurance Company and AIG Capital Services, Inc. (60)

    (11)(f) Form of Amendment 14 to Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., Morgan Stanley Investment Management Inc., American General Life Insurance Company and AIG Capital Services, Inc. (60)

    (12)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (14)

    (12)(b) Form of Assignment and Modification Agreement to Fund Participation Agreement (formerly known as Sales Agreement) by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (14)

    (12)(c) Form of Amendment to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life Insurance Company. (40)

    (12)(d) Form of Amendment No. 3 to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life Insurance Company. (57)

    (13)(a) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (19)

    (13)(b) Form of Amendment No. 1 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (34)

    (14)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (17)

    (14)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (36)

    (14)(c) Form of Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust, The United States Life Insurance Company in the City of New York, as successor to American International Life Assurance Company of New York, American General Life Insurance Company and American General Life Insurance Company of Delaware. (49)

    (14)(d) Form of Fourth Amendment to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Investments LLC. (58)

    (15)(a) Form of Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (12)

    (15)(b) Form of Amendment No. 1 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (36)

    (15)(c) Form of Amendment No. 4 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (44)

    (15)(d) Form of Amendment No. 6 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (59)

    (16)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (6)

    (16)(b) Form of Amendment No. 3 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company dated October 1, 2007. (44)

    (16)(c) Specimen form of Fourth Amendment to Participation Agreement Among Putnam Variable Trust, Putnam Retail Management Limited Partnership and American General Life Insurance Company. (62)

    (17)(a) Form of Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company. (18)

    (17)(b) Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (31)

    (17)(c) Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company, dated July 2, 2003. (32)

    (18)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (9)

    (18)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (7)

    (18)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (17)

    (18)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (16)

    (18)(e) Form of Amendment Ninth to Participation Agreement by and between The Variable Annuity Life Insurance Company, AIG Retirement Company I (formerly VALIC Company I), American General Equity Services Corporation and American General Life Insurance Company. (47)

    (18)(f) Form of Amendment Eleventh to Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I (formerly AIG Retirement Company I) and The Variable Annuity Life Insurance Company effective as of May 1, 2009. (46)

    (18)(g) Form of Twelfth Amendment to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (48)

    (18)(h) Form of Thirteenth Amendment to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (50)

    (18)(i) Form of Fourteenth Amendment to Participation Agreement among American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (57)

    (19)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

    (19)(b) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (7)

    (19)(c) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (16)

    (19)(d) Form of Amendment Nine to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (26)

    (20)(a) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (17)

    (20)(b) Form of Amendment to Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (30)

    (20)(c) Form of Seventh Amendment to Participation Agreement by and among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (53)

    (21)(a) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (5)

    (22)(a) Form of Amended and Restated Administrative Services Agreement between American General Life Insurance Company and A I M Advisors, Inc. (30)

    (23)(a) Form of Service Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (28)

    (24)(a) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation. (4)

    (24)(b) Amendment to Administrative Services Agreement dated as of
            August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of December 1, 1998. (4)

    (24)(c) Form of Amendment No. 3 to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of October 1, 2007. (43)

    (25)(a) Form of Amended and Restated Service Contract among Fidelity Variable Insurance Products Funds, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York effective May 1, 2012. (51)

    (26)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (17)

    (27)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (11)

    (27)(b) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (20)

    (27)(c) Form of Amendment No. 3 to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, dated as of July 30, 2004. (12)

    (28)(a) Form of Administrative Services Agreement by and between Goldman, Sachs & Co. and American General Life Insurance Company. (29)

    (28)(b) Form of Amendment to the Administrative Services Agreement by and between Goldman, Sachs & Co. and American General Life Insurance Company. (60)

    (29)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (17)

    (30)(a) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and American General Life Insurance Company. (30)

    (31)(a) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (13)

    (31)(b) Form of Letter Agreement between American General Life Insurance Company and Morgan Stanley Investment Management Inc. (60)

    (31)(c) Form of Servicing Agreement between The Universal Institutional Funds, Inc. and American General Life Insurance Company. (60)

    (32)(a) Form of Amended and Restated Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (57)

    (33)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (19)

    (33)(b) Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (34)

    (34)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (17)

    (34)(b) Form of Amendment No. 1 to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (45)

    (34)(c) Form of Amendment No. 2 to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (58)

    (34)(d) Form of Amendment to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (61)

    (35)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (17)

    (35)(b) Form of Amendment No. 2 to PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Investments LLC. (58)

    (36)(a) Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and American General Life Insurance Company. (34)

    (37)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance
            Company. (18)

    (38)(a) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000 (19)

    (38)(b) Form of Amendment No. 1 to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company, dated November 1, 2001. (27)

    (39)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and American General Life Insurance Company. (41)

    (40)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and American General Life Insurance Company. (41)

    (41)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and American General Life Insurance Company. (41)

    (42)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Dreyfus and American General Life Insurance Company. (41)

    (43)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (41)

    (44)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American General Life Insurance Company. (41)

    (45)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Goldman Sachs and American General Life Insurance Company. (42)

    (46)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and American General Life Insurance Company. (41)

    (47)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and American General Life Insurance Company. (46)

    (48)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (41)

    (49)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and American General Life Insurance Company. (41)

    (50)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and American General Life Insurance Company. (41)

    (51)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance Company. (41)

    (51)(b) Form of Amendment No. 1 to SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance Company. (58)

    (52)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and American General Life Insurance Company. (41)

    (53)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and American General Life Insurance Company. (41)

    (54)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and American General Life Insurance Company. (41)

    (55)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and American General Life Insurance Company. (42)

    (56)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC Company I and American General Life Insurance Company. (41)

    (57)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and American General Life Insurance Company. (41)

    (58)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and American General Life Insurance Company. (41)

(i) Administrative Contracts.

    (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance
            Company. (15)

    (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (15)

    (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (15)

    (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (15)

    (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (15)

    (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1,
            2002. (15)

    (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (31)

    (1)(h) Specimen form of Addendum No. 45 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and AIG Capital Services, Inc. (successor to American General Equity Services Corporation), dated October 1, 2017. (61)

(j) Other Material Contracts.

    (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (3)

    (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (38)

    (3) Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (53)

    (4) Termination Agreement of the Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (56)

(k) Legal Opinions.

    (1) Opinion and Consent of Pauletta P. Cohn, General Counsel, Life Insurance Operations of American General Life Companies. (24)

    (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (33)

(l) Actuarial Opinion.

    (1) Opinion and Consent of American General Life Insurance Company's actuary. (24)

(m) Calculation. None

(n) Other Opinions.

    (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o) Omitted Financial Statements. None

(p) Initial Capital Agreements. None

(q) Redeemability Exemption.

    (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for the Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2018. (61)

(r) Powers of Attorney.

    (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (60)

    (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (60)

    (3) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (Filed herewith)

    (4) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (Filed herewith)
--------
(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.
(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

    (3)     Incorporated by reference to Post-Effective Amendment No. 11 to
            Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on
            August 12, 2005.
    (4)     Incorporated by reference to initial filing of Form N-4
            Registration Statement (File No. 333-70667) of American General
            Life Insurance Company Separate Account D filed on January 15, 1999.
    (5)     Incorporated by reference to Pre-Effective Amendment No. 3 to
            Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on
            August 19, 1998.
    (6)     Incorporated by reference to Pre-Effective Amendment No. 1 to
            Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on
            March 23, 1998.
    (7)     Incorporated by reference to Pre-Effective Amendment No. 1 to
            Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on
            March 18, 1999.
    (8)     Incorporated by reference to Post-Effective Amendment No. 12 to
            Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on
            April 30, 1997.
    (9)     Incorporated by reference to Pre-Effective Amendment No. 1 to
            Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on
            February 12, 1998.
    (10)    Incorporated by reference to Pre-Effective Amendment No. 1 to
            Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on
            August 25, 1999.
    (11)    Incorporated by reference to Post-Effective Amendment No. 1 to
            Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.
    (12)    Incorporated by reference to Post-Effective Amendment No. 7 to
            Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2004.
    (13)    Incorporated by reference to Post-Effective Amendment No. 18 to
            Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on
            April 12, 2000.

    (14)    Incorporated by reference to Pre-Effective Amendment No. 1 to
            Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.
    (15)    Incorporated by reference to Post-Effective Amendment No. 8 to
            Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on
            May 3, 2004.
    (16)    Incorporated by reference to Post-Effective Amendment No. 4 to
            Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.
    (17)    Incorporated by reference to Post-Effective Amendment No. 2 to
            Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.
    (18)    Incorporated by reference to Post-Effective Amendment No. 2 to
            Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on
            April 24, 2002.
    (19)    Incorporated by reference to Pre-Effective Amendment No. 1 to
            Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.
    (20)    Incorporated by reference to Post-Effective Amendment No. 1 to
            Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.
    (21) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.
    (22)    Incorporated by reference to Post-Effective Amendment No. 7 to
            Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on
            November 8, 2002.
    (23) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.
    (24)    Incorporated by reference to Pre-Effective Amendment No. 1 to
            Form S-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on October 26, 2000.

    (25) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.
    (26) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on January 23, 2003.
    (27) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on February 10, 2003.
    (28) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.
    (29) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-90787) of American General Life Insurance Company Separate Account VL-R filed on December 19, 2003.
    (30) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on
            May 2, 2005.
    (31) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2004.
    (32)    Incorporated by reference to Pre-Effective Amendment No. 1 to
            Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.
    (33) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on October 24, 2005.
    (34) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on
            May 1, 2006.
    (35) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

    (36) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.
    (37) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on August 18, 2004.
    (38) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.
    (39) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on
            May 1, 2006.
    (40) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2006.
    (41) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on
            May 1, 2007.
    (42) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on
            May 1, 2007.
    (43) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.
    (44) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-153068) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2008.
    (45) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on
            May 1, 2009.
    (46) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on
            May 3, 2010.

    (47) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on August 28, 2008.
    (48) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on
            May 2, 2011.
    (49) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2012.
    (50) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.
    (51) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-185761) of American General Life Insurance Company Separate Account II filed on December 31, 2012.
    (52) Incorporated by reference to Post-Effective Amendment No. 22 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.
    (53) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.
    (54) Incorporated by reference to Post-Effective Amendment No. 23 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.
    (55) Incorporated by reference to Post-Effective Amendment No. 24 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2015.
    (56) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 29, 2016.
    (57) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on November 3, 2014.

    (58) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2015.
    (59) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 29, 2016.
    (60) Incorporated by reference to Post-Effective Amendment No. 25 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 29, 2016.
    (61) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2018.
    (62) Incorporated by reference to Post-Effective Amendment No. 26 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 28, 2017.

Item 27. Directors and Officers of the Depositor

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR

         Kevin T. Hogan (3)         Director, Chairman of the Board,
                                    Chief Executive Officer, and President

         Katherine A. Anderson      Director, Senior Vice President and
                                    Chief Risk Officer

         Thomas J. Diemer           Director, Executive Vice President
                                    and Chief Financial Officer

         Deborah A. Gero (5)        Director, Senior Vice President and
                                    Chief Investment Officer

         Jana W. Greer (1)          Director and Chief Executive Officer,
                                    Individual Retirement

         Elias F. Habayeb (3)       Director

         Michael P. Harwood         Director, Senior Vice President,
                                    Chief Actuary and Corporate
                                    Illustration Actuary

         Stephen A. Maginn (1)      Director, Senior Vice President and
                                    Chief Distribution Officer

         Jonathan J. Novak (5)      Director and President, Institutional
                                    Markets

         Rodney E. Rishel           Director and President, Life,
                                    Disability and Health

         Charles S. Shamieh (3)     Executive Vice President, Head of
                                    Legacy Portfolio

         Evelyn Curran              Executive Vice President

       Todd P. Solash (1)            President, Individual Retirement

       Don W. Cummings (3)           Senior Vice President and Controller

       Kevin K. DePeugh (4)          Senior Vice President and Chief
                                     Information Security Officer

       Gabriel A. Lopez (1)          Senior Vice President, Individual
                                     Retirement Operations

       Bryan A. Pinsky (1)           Senior Vice President, Individual
                                     Retirement Products

       Sabyasachi Ray (3)            Senior Vice President and Chief
                                     Operations Officer

       Christine A. Nixon (1)        Senior Vice President

       Yoav Tamir (1)                Senior Vice President, Market Risk
                                     Management

       Kyle L. Jennings              Senior Vice President and Chief
                                     Compliance Officer

       William C. Kolbert (4)        Senior Vice President and Business
                                     Information Officer

       Sai P. Raman (4)              Senior Vice President, Institutional
                                     Markets

       Timothy M. Heslin             Senior Vice President, Life,
                                     Disability and Health Products

       Craig A. Anderson             Senior Vice President and Life
                                     Controller

       Justin J.W. Caulfield (3)     Vice President and Treasurer

       Mallary L. Reznik (1)         Vice President, General Counsel and
                                     Assistant Secretary

       Julie Cotton Hearne           Vice President and Secretary

       Mark A. Peterson              Vice President, Distribution

       Leo W. Grace                  Vice President, Product Filing

       Tracey E. Harris              Vice President, Product Filing

       Daniel R. Cricks              Vice President and Tax Officer

       Michael J. Kirincic (6)       Vice President and Tax Officer

       Stephen G. Lunanuova (6)      Vice President and Tax Officer

       Barbara J. Moore              Vice President and Tax Officer

       T. Clay Spires                Vice President and Tax Officer

       Michael E. Treske (1)         Vice President, Distribution

       Frank Kophamel                Vice President and Appointed Actuary

       Christina M. Haley (1)        Vice President, Product Filing

       Mary M. Newitt (1)            Vice President, Product Filing

       Manda Ghaferi (1)             Vice President

       Michelle D. Campion (5)       Vice President

       Jeffrey S. Flinn              Vice President

       Jennifer N. Miller (5)        Vice President

       Stewart P. Polakov (1)        Vice President

       Thomas A. Musante (5)         Vice President

       Timothy L. Gladura (6)        Vice President

       Amanda K. Ouslander           Anti-Money Laundering and Economic
                                     Sanctions Compliance Officer

       Lisa K. Gerhart               Vice President and Assistant Life
                                     Controller

       Jennifer A. Roth (1)          Vice President, 38a-1 Compliance
                                     Officer

       David J. Kumatz (2)           Assistant Secretary

       Virginia N. Puzon (1)         Assistant Secretary

       Rosemary Foster               Assistant Secretary

       Grace D. Harvey               Illustration Actuary

       Laszlo Kulin (6)              Investment Tax Officer

       Alireza Vaseghi (6)           Managing Director and Chief Operating
                                     Officer, Institutional Markets

           Melissa H. Cozart     Privacy Officer

(1)21650 Oxnard Street, Woodland Hills, CA 91367
(2)2000 American General Way, Brentwood, TN 37027
(3)175 Water Street, New York, NY 10038
(4)50 Danbury Road, Wilton, CT 06897
(5)777 S. Figueroa Street, Los Angeles, CA 90017
(6)80 Pine Street, New York, NY 10005

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0000005272-18-000022, filed
February 16, 2018. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

Item 29. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Item 30. Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, AIG Capital Services, Inc., also acts as principal underwriter for the following investment companies:

American General Life Insurance Company
Variable Separate Account
Variable Annuity Account One
Variable Annuity Account Two
Variable Annuity Account Four
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Separate Account A
Separate Account D
Separate Account I
Separate Account II
Separate Account VA-1
Separate Account VA-2
Separate Account VUL
Separate Account VUL-2
AG Separate Account A

The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account One
FS Variable Annuity Account Two
FS Variable Annuity Account Five
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

The Variable Annuity Life Insurance Company
Separate Account A

(b) Management.

The following information is provided for each director and officer of the principal underwriter.

          Name and Principal       Positions and Offices with Underwriter
          Business Address*             AIG Capital Services, Inc.
          ------------------       --------------------------------------
          Peter A. Harbeck (1)     Director
          Stephen A. Maginn        Director, Senior Vice President

       Name and Principal             Positions and Offices with Underwriter
       Business Address*                   AIG Capital Services, Inc.
       ------------------             --------------------------------------
       James T. Nichols (1)           Director, President and Chief
                                      Executive Officer
       Frank Curran (1)               Chief Financial Officer, Chief
                                      Operation Officer, Controller, Vice
                                      President and Treasurer
       Michael E. Treske              Chief Distribution Officer, Mutual
                                      Funds and Variable Annuities
       Rebecca Snider (2)             Chief Compliance Officer
       John T. Genoy (1)              Vice President
       Mallary L. Reznik              Vice President
       T. Clay Spires (2)             Vice President, Tax Officer
       Christine A. Nixon             Secretary
       Julie A. Cotton Hearne (2)     Assistant Secretary
       Rosemary Foster (2)            Assistant Secretary
       Virginia N. Puzon              Assistant Secretary

* Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.

   (1) Principal business address is Harborside 5, 185 Hudson Street, Jersey City, NJ 07311.

   (2) Principal business address is 2919 Allen Parkway, Houston, TX 77019.

(c) Compensation From the Registrant.

                            Net Underwriting   Compensation on Events
    Name of Principal        Discounts and    Occasioning the Deduction  Brokerage       Other
       Underwriter            Commissions     of a Deferred Sales Load   Commissions  Compensation
AIG Capital Services, Inc..        0                     0                   0             0

Item 31. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 340 Seven Springs Way, MC430, Brentwood, Tennessee 37027-5098.

Item 32. Management Services  Not applicable.

Item 33. Fee Representation

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectuses to policy owners, an offer to supply the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                                                  811-08561
                                                  333-43264
                                                  Platinum Investor III VUL (G)

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on this 26/th/ day of April, 2018.

                                             AMERICAN GENERAL LIFE INSURANCE
                                             COMPANY
                                             SEPARATE ACCOUNT VL-R
                                             (Registrant)

                                             BY: AMERICAN GENERAL LIFE
                                             INSURANCE COMPANY
                                             (On behalf of the Registrant and
                                             itself)

                                             BY:  /S/ CRAIG A. ANDERSON
                                                  ------------------------------
                                                  CRAIG A. ANDERSON
                                                  SENIOR VICE PRESIDENT AND
                                                  LIFE CONTROLLER

                                    AGL - 1

                                                  811-08561
                                                  333-43264
                                                  Platinum Investor III VUL (G)

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

      Signature                        Title                         Date
       ---------                       -----                         ----

*KEVIN T. HOGAN
------------------------   Director, Chairman, Chief            April 26, 2018
KEVIN T. HOGAN             Executive Officer, and President

*KATHERINE A. ANDERSON     Director, Senior Vice President      April 26, 2018
------------------------   and Chief Risk Officer
KATHERINE A. ANDERSON

                           Director, Executive Vice             April 26, 2018
*THOMAS J. DIEMER          President and Chief Financial
------------------------   Officer
THOMAS J. DIEMER

*DEBORAH A. GERO           Director, Senior Vice President      April 26, 2018
------------------------   and Chief Investment Officer
DEBORAH A. GERO

*JANA W. GREER             Director and Chief Executive         April 26, 2018
------------------------   Officer, Individual Retirement
JANA W. GREER

*ELIAS F. HABAYEB          Director                             April 26, 2018
------------------------
ELIAS F. HABAYEB

                           Director, Senior Vice President,     April 26, 2018
*MICHAEL P. HARWOOD        Chief Actuary and Corporate
------------------------   Illustration Actuary
MICHAEL P. HARWOOD

*STEPHEN A. MAGINN         Director, Senior Vice President      April 26, 2018
------------------------   and Chief Distribution Officer
STEPHEN A. MAGINN

*JONATHAN J. NOVAK         Director and President,              April 26, 2018
------------------------   Institutional Markets
JONATHAN J. NOVAK

                           Director, and President, Life,
------------------------   Disability and Health
RODNEY E. RISHEL

*DON W. CUMMINGS           Senior Vice President and            April 26, 2018
------------------------   Controller
DON W. CUMMINGS

/S/ CRAIG A. ANDERSON      Senior Vice President and Life       April 26, 2018
------------------------   Controller
CRAIG A. ANDERSON

/S/ MANDA GHAFERI          Attorney-in-Fact                     April 26, 2018
------------------------
*MANDA GHAFERI

                                    AGL - 2

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 26th day of April, 2018.

                                             AMERICAN HOME ASSURANCE COMPANY

                                             BY:  /s/ ERJA JACKSON
                                                  ------------------------------
                                                  ERJA JACKSON
                                                  VICE PRESIDENT

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                      Title                   Date
      ---------                      -----                   ----

*CAROL G. BARTON                   Director             April 26, 2018
-----------------------
CAROL G. BARTON

                         Director, President, CEO and   April 26, 2018
*ALEXANDER R. BAUGH        Chairman of the Board of
-----------------------            Directors
ALEXANDER R. BAUGH

*THOMAS A. BOLT                    Director             April 26, 2018
-----------------------
THOMAS A. BOLT

*JAMES BRACKEN             Director, Chief Financial    April 26, 2018
-----------------------             Officer
JAMES BRACKEN

*CHARLES A. FRY                    Director             April 26, 2018
-----------------------
CHARLES A. FRY

*GAURAV GARG                       Director             April 26, 2018
-----------------------
GAURAV GARG

*STEPHEN J. GRABEK                 Director             April 26, 2018
-----------------------
STEPHEN J. GRABEK

*CINDY L. LAUNER                   Director             April 26, 2018
-----------------------
CINDY L. LAUNER

*RALPH W. MUCERINO                 Director             April 26, 2018
-----------------------
RALPH W. MUCERINO

*ALESSANDREA C. QUANE              Director             April 26, 2018
-----------------------
ALESSANDREA C. QUANE

*AMY E. STERN                      Director             April 26, 2018
-----------------------
AMY E. STERN

*GEORGE R. STRATTS                 Director             April 26, 2018
-----------------------
GEORGE R. STRATTS

*MADHAV A. TADIKONDA               Director             April 26, 2018
-----------------------
MADHAV A. TADIKONDA

* BY:  /s/ ERJA JACKSON
       --------------------------
       ERJA JACKSON
       ATTORNEY-IN-FACT
       (Exhibit to the
       Registration Statement)

                                 EXHIBIT INDEX

Item 26.Exhibits

    (e)(4)  Specimen form of Service Request Form, Form No. AGLC0223 Rev1217.

    (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

    (r)(3) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company.

    (r)(4) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company.

                                      E-1